UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09491
Allianz Variable Insurance Products Trust
(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN	55416-1297

(Address of principal executive offices)	(Zip code)
Citi Funds Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219-8006
(Name and address of agent for service)
Registrant’s telephone number, including area code: 877-833-7113
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009

Item 1. Reports to Stockholders.

AZL® AIM International Equity Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® AIM International Equity Fund
Allianz Investment Management LLC serves as the Manager for the AZL® AIM International Equity Fund and Invesco Advisers, Inc. serves as Subadviser to the Fund.
Invesco Advisers, Inc. together with its affiliates manages over 225 investment portfolios.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2009?
For the 12-month period ended December 31, 2009, the AZL® AIM International Equity Fund returned 34.33%1, compared to a 31.78% return for its benchmark, the MSCI EAFE Index2.
Global equity markets posted their second-best calendar year of the decade in 2009. The major drivers of strong global equity performance in 2009 were extraordinary central bank stimulus measures and improvement in the global economy.
The Fund outperformed its benchmark with the help of positive stock selection in the health care and information technology sectors. In particular, exposure to shares of a developer, distributor and provider of hearing instruments and a major generic pharmaceuticals company helped the Fund’s relative performance. Exposure to two top-performing companies in the technology sector that had limited exposure in the benchmark also helped the Fund outperform its benchmark. An underweight position in utilities also contributed positively to relative performance.*
An underweight position in the materials sector weighed on relative return, as did the Fund’s cash exposure. An underweight position in the financial sector detracted from relative performance as well, but strong stock selection within the sector helped regain lost ground.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[2]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.

1

AZL® AIM International Equity Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered by the portfolio manager Fund’s Subadviser to have strong earnings momentum.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/02)

AZL® AIM International Equity Fund	34.33%	-3.43%	5.89%	7.06%

MSCI EAFE Index	31.78%	-6.04%	3.54%	7.13%

Expense Ratio

Gross	1.37%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.45% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, which is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.
The hypothetical $10,000 investment for the MSCI EAFE Index is calculated from 4/30/02.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL AIM International Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL AIM International Equity Fund	$1,000.00	$1,211.60	$6.86	1.23%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL AIM International Equity Fund	$1,000.00	$1,019.00	$6.26	1.23%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL AIM International Equity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Aerospace & Defense	3.7%
Air Freight & Logistics	1.3
Auto Components	1.4
Automobiles	0.8
Beverages	1.8
Biotechnology	0.9
Capital Markets	0.3
Chemicals	1.6
Commercial Banks	3.5
Commercial Services & Supplies	0.8
Communications Equipment	0.9
Construction Materials	0.6
Distributors	0.5
Diversified Financial Services	0.4
Diversified Telecommunication Services	3.6
Electrical Equipment	1.1
Electronic Equipment Instruments & Components	3.1
Energy Equipment & Services	0.5
Food & Staples Retailing	3.1
Food Products	3.8
Health Care Equipment & Supplies	4.3
Health Care Providers & Services	0.6
Hotels, Restaurants & Leisure	1.4
Household Products	2.2
Independent Power Producers & Energy Traders	1.3
Industrial Conglomerates	2.3
Insurance	2.3
IT Services	0.5
Life Sciences Tools & Services	0.0
Machinery	2.5
Media	3.4
Metals & Mining	1.8
Office Electronics	0.4
Oil, Gas & Consumable Fuels	8.3
Pharmaceuticals	12.2
Road & Rail	0.7
Semiconductors & Semiconductor Equipment	2.0
Software	2.2
Specialty Retail	0.6
Textiles, Apparel & Luxury Goods	2.1
Tobacco	3.2
Trading Companies & Distributors	0.5
Wireless Telecommunication Services	3.3
Investment Company	7.0

98.8%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Common Stocks (91.8%):
Aerospace & Defense (3.7%):

535,215	BAE Systems plc	$3,083,945
609,198	Bombardier, Inc., Class B	2,796,624
352,386	Finmeccanica SpA	5,619,387
1,471,000	Singapore Technologies Engineering, Ltd.	3,382,167

		14,882,123

Air Freight & Logistics (1.3%):

158,570	TNT NV	4,853,150
48,221	Toll Holdings, Ltd.	375,672

		5,228,822

Auto Components (1.4%):

84,100	DENSO Corp.	2,520,901
22,852	Hyundai Mobis Co., Ltd.*	3,335,637

		5,856,538

Automobiles (0.8%):

7,822	Bayerische Motoren Werke AG (BMW)	357,800
65,800	Toyota Motor Corp.	2,765,089

		3,122,889

Beverages (1.8%):

144,346	Anheuser-Busch InBev NV	7,456,747

Biotechnology (0.9%):

118,606	CSL, Ltd.	3,449,520
2,423,947	Tyrian Diagnostics, Ltd.*	32,696

		3,482,216

Capital Markets (0.3%):

287,960	New CST plc	1,282,425

Chemicals (1.6%):

22,685	Syngenta AG, Registered Shares	6,358,263

Commercial Banks (3.5%):

417,477	Akbank T.A.S.	2,644,457
68,066	BNP Paribas, Inc.	5,370,788
441,000	United Overseas Bank, Ltd.	6,138,712

		14,153,957

Commercial Services & Supplies (0.8%):

267,189	Capita Group plc	3,222,358

Communications Equipment (0.9%):

118,618	Nokia OYJ	1,522,644
77,600	Tandberg ASA	2,212,146

		3,734,790

Construction Materials (0.6%):

82,113	CRH plc	2,224,024

Distributors (0.5%):

516,000	Li & Fung, Ltd.	2,123,669

Diversified Financial Services (0.4%):

18,739	Deutsche Boerse AG	1,555,678

Diversified Telecommunication Services (3.6%):

276,342	Koninklijke KPN NV	4,686,760
97,520	Philippine Long Distance Telephone Co.	5,523,224
163,647	Telefonica SA	4,560,631

		14,770,615

Electrical Equipment (1.1%):

134,265	ABB, Ltd., Registered Shares	2,568,490
32,204	Vestas Wind Systems A/S*	1,970,758

		4,539,248

Electronic Equipment Instruments & Components (3.1%):

145,200	HOYA Corp.	3,849,983
15,569	Keyence Corp.	3,210,238
61,300	Nidec Corp.	5,637,451

		12,697,672

Energy Equipment & Services (0.5%):

174,842	Petroleum Geo-Services*	1,986,874

Food & Staples Retailing (3.1%):

326,941	Koninklijke Ahold NV	4,337,072
895,427	Tesco plc	6,151,498
86,422	Woolworths, Ltd.	2,164,101

		12,652,671

Food Products (3.8%):

21,324	Aryzta AG	795,558
41,164	Groupe Danone	2,506,603
179,074	Nestle SA, Registered Shares	8,702,019
56,634	Unilever NV	1,845,245
46,770	Unilever plc	1,496,872

		15,346,297

Health Care Equipment & Supplies (4.3%):

376,113	Art Advanced Research Technologies, Inc.+	0
80,887	Cochlear, Ltd.	4,993,291
50,500	DiaSorin SpA	1,793,347
9,951	Nobel Biocare Holding AG, Registered Shares	333,119
183,384	Smith & Nephew plc	1,882,758
51,067	Sonova Holding AG, Registered Shares	6,176,491
17,521	Synthes, Inc.	2,295,251

		17,474,257

Health Care Providers & Services (0.6%):

48,033	Fresenius Medical Care AG & Co. KGaA	2,548,509

Hotels, Restaurants & Leisure (1.4%):

782,252	Compass Group plc	5,586,294

Household Products (2.2%):

163,605	Reckitt Benckiser Group plc	8,862,593

Independent Power Producers & Energy Traders (1.3%):

1,073,842	International Power plc	5,312,465

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued

Industrial Conglomerates (2.3%):

680,000	Hutchison Whampoa, Ltd.	$4,650,513
834,000	Keppel Corp., Ltd.	4,854,008

		9,504,521

Insurance (2.3%):

139,967	AXA SA	3,309,916
4,383	Fairfax Financial Holdings, Ltd.	1,718,659
179,076	QBE Insurance Group, Ltd.	4,086,173

		9,114,748

IT Services (0.5%):

36,356	Infosys Technologies, Ltd. ADR	2,009,396

Machinery (2.5%):

151,028	Aalberts Industries NV	2,157,462
47,000	Bharat Heavy Electricals, Ltd.	2,417,016
37,000	Fanuc, Ltd.	3,441,011
95,200	Komatsu, Ltd.	1,985,051

		10,000,540

Media (3.4%):

198,121	Grupo Televisa SA ADR	4,112,992
606,095	Informa plc	3,100,115
424,812	Reed Elsevier plc	3,487,996
335,309	WPP plc	3,273,815

		13,974,918

Metals & Mining (1.8%):

190,632	BHP Billiton, Ltd.	7,297,960

Office Electronics (0.4%):

35,650	Canon, Inc.	1,507,349

Oil, Gas & Consumable Fuels (8.3%):

243,631	BG Group plc	4,362,314
19,400	BP plc ADR	1,124,618
46,184	Canadian Natural Resources, Ltd.	3,356,909
43,177	Cenovus Energy, Inc.	1,094,291
43,103	EnCana Corp.	1,406,124
206,830	Eni SpA	5,265,167
82,893	Petroleo Brasileiro SA ADR, Class A	3,513,834
108,256	Suncor Energy, Inc.	3,852,530
204,058	Talisman Energy, Inc.	3,842,676
93,071	Total SA	5,963,528

		33,781,991

Pharmaceuticals (12.2%):

102,474	Bayer AG	8,223,072
315,500	Marshall Edwards, Inc.*	220,850
41,291	Merck KGaA	3,831,779
35,456	Novartis AG, Registered Shares	1,932,189
93,315	Novo Nordisk A/S, B Shares	5,971,418
61,047	Roche Holding AG	10,387,593
414,750	Shire plc	8,109,684
190,832	Teva Pharmaceutical Industries, Ltd. ADR	10,720,942

		49,397,527

Road & Rail (0.7%):

52,717	Canadian National Railway Co.	2,890,965

Semiconductors & Semiconductor Equipment (2.0%):

170,000	MediaTek, Inc.	2,955,446
432,990	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,953,405

		7,908,851

Software (2.2%):

131,890	Infosys Technologies, Ltd.	7,340,720
34,614	SAP AG	1,636,324

		8,977,044

Specialty Retail (0.6%):

376,896	Esprit Holdings, Ltd.	2,480,635

Textiles, Apparel & Luxury Goods (2.1%):

61,616	Adidas AG	3,341,385
15,164	Puma AG	5,057,805

		8,399,190

Tobacco (3.2%):

124,157	British American Tobacco plc	4,027,195
283,191	Imperial Tobacco Group plc	8,923,637

		12,950,832

Trading Companies & Distributors (0.5%):

184,629	Bunzl plc	2,001,291

Wireless Telecommunication Services (3.3%):

145,857	America Movil, SAB de C.V. ADR, Series L	6,852,362
2,790,776	Vodafone Group plc	6,461,746

		13,314,108

Total Common Stocks (Cost $323,751,165)		371,973,860

Warrants (0.0%):
Life Sciences Tools & Services (0.0%):

636,800	Tyrian Diagnostics, Ltd.	1,734

Pharmaceuticals (0.0%):

48,545	Marshall Edwards, Inc., Private Equity(a)	3,122
10,000	Marshall Edwards, Inc., Private Equity(a)	22,612

		25,734

Total Warrants (Cost $ — )		27,468

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Investment Company (7.0%):
28,527,949	Dreyfus Treasury Prime Cash Management, 0.00%(b)	$28,527,949

Total Investment Company (Cost $28,527,949)		28,527,949

Total Investment Securities (Cost $352,279,114)(c) — 98.8%		400,529,277
Net other assets (liabilities) — 1.2%		4,700,738

Net Assets — 100.0%		$405,230,015

Percentages indicated are based on net assets as of December 31, 2009.
ADR—American Depository Receipt
plc—Public Liability Company

*	Non-income producing security.

+	Security in bankruptcy. Security is fair valued, represents 0.0% of the Fund’s net assets.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these Securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2009, these securities represent 0.0% of Fund’s net assets.
(b)	The rate represents the effective yield at December 31, 2009.
(c)	Cost for federal income tax purposes is $363,018,261. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$56,734,495
Unrealized depreciation	(19,223,479)

Net unrealized appreciation	$37,511,016

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage
Australia	5.6%
Belgium	1.9
Brazil	0.9
Canada	5.2
Denmark	2.0
Finland	0.4
France	4.3
Germany	6.6
Hong Kong	2.3
India	2.9
Ireland	0.6
Israel	2.7
Italy	3.2
Japan	6.2
Mexico	2.7
Netherlands	4.5
Norway	1.0
Philippines	1.4
South Korea	0.8
Singapore	3.6
Spain	1.1
Switzerland	9.9
Taiwan	2.0
Turkey	0.7
United Kingdom	20.3
United States	7.2

100.0%

Foreign Currency Contracts

As of December 31, 2009 the Fund’s open foreign currency exchange contracts were as follows:

				Unrealized
	Delivery	Contract	Fair	Appreciation/
Long Contracts	Date	Amount	Value	(Depreciation)
Receive 106,903 Canadian Dollars in exchange for U.S. Dollars	1/4/10	$101,686	$102,241	$555

				$555

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Statement of Assets and Liabilities
December 31, 2009

AZL AIM
International
Equity Fund

Assets:
Investment securities, at cost	$352,279,114

Investment securities, at value	$400,529,277
Dividends receivable	273,700
Foreign currency, at value (cost $5,711,988)	5,825,024
Receivable for capital shares issued	112,566
Unrealized appreciation on foreign currency contracts	555
Reclaims receivable	856,748
Prepaid expenses	5,590

Total Assets	407,603,460

Liabilities:
Payable for investments purchased	1,784,172
Payable for capital shares redeemed	28,969
Manager fees payable	263,245
Administration fees payable	14,628
Distribution fees payable	84,917
Administrative and compliance services fees payable	9,683
Trustee fees payable	503
Other accrued liabilities	187,328

Total Liabilities	2,373,445

Net Assets	$405,230,015

Net Assets Consist of:
Capital	$417,215,071
Accumulated net investment income/(loss)	2,249,416
Accumulated net realized gains/(losses) from investment transactions	(62,649,100)
Net unrealized appreciation/(depreciation) on investments	48,414,628

Net Assets	$405,230,015

Shares of beneficial interest (unlimited number of shares authorized, no par value)	29,769,450
Net Asset Value (offering and redemption price per share)	$13.61

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL AIM
International
Equity Fund

Investment Income:
Dividends	$5,966,605
Foreign withholding tax	(430,554)

Total Investment Income	5,536,051

Expenses:
Manager fees	2,099,934
Administration fees	109,420
Distribution fees	583,314
Custodian fees	110,357
Administrative and compliance services fees	14,641
Trustees’ fees	20,843
Professional fees	49,639
Shareholder reports	54,458
Other expenses	28,991

Total expenses before reductions	3,071,597
Less expenses voluntarily waived/reimbursed by the Manager	(90,265)

Net expenses	2,981,332

Net Investment Income/(Loss)	2,554,719

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(10,875,868)
Change in unrealized appreciation/depreciation on investments	76,273,871

Net Realized/Unrealized Gains/(Losses) on Investments	65,398,003

Change in Net Assets Resulting From Operations	$67,952,722

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Statements of Changes in Net Assets

	AZL AIM International
	Equity Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$2,554,719	$4,629,926
Net realized gains/(losses) on investment transactions	(10,875,868)	(22,250,097)
Change in unrealized appreciation/depreciation on investments	76,273,871	(126,572,565)

Change in net assets resulting from operations	67,952,722	(144,192,736)

Dividends to Shareholders:
From net investment income	(4,047,356)	(1,319,521)
From net realized gains on investments	—	(28,697,529)

Change in net assets resulting from dividends to shareholders	(4,047,356)	(30,017,050)

Capital Transactions:
Proceeds from shares issued	46,169,625	62,693,652
Proceeds from shares issued in merger	150,474,944	—
Proceeds from dividends reinvested	4,047,356	30,017,050
Value of shares redeemed	(36,113,766)	(114,801,503)

Change in net assets resulting from capital transactions	164,578,159	(22,090,801)

Change in net assets	228,483,525	(196,300,587)
Net Assets:
Beginning of period	176,746,490	373,047,077

End of period	$405,230,015	$176,746,490

Accumulated net investment income/(loss)	$2,249,416	$3,985,567

Share Transactions:
Shares issued	4,193,105	3,930,811
Shares issued in merger	11,398,678	—
Dividends reinvested	313,749	2,255,225
Shares redeemed	(3,274,476)	(7,743,800)

Change in shares	12,631,056	(1,557,764)

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$10.31	$19.95	$18.27	$14.57	$12.64

Investment Activities:
Net Investment Income/(Loss)	0.08	0.28	0.13	0.05	0.02
Net Realized and Unrealized Gains/(Losses) on Investments	3.45	(8.16)	2.51	3.86	2.04

Total from Investment Activities	3.53	(7.88)	2.64	3.91	2.06

Dividends to Shareholders From:
Net Investment Income	(0.23)	(0.08)	(0.11)	(0.03)	(0.03)
Net Realized Gains	—	(1.68)	(0.85)	(0.18)	(0.10)

Total Dividends	(0.23)	(1.76)	(0.96)	(0.21)	(0.13)

Net Asset Value, End of Period	$13.61	$10.31	$19.95	$18.27	$14.57

Total Return(a)	34.33%	(41.51)%	14.62%	27.04%	16.36%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$405,230	$176,746	$373,047	$317,614	$169,997
Net Investment Income/(Loss)	1.09%	1.66%	0.61%	0.44%	0.52%
Expenses Before Reductions(b)	1.32%	1.37%	1.35%	1.45%	1.50%
Expenses Net of Reductions	1.28%	1.37%	1.35%	1.45%	1.43%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.28%	1.37%	1.35%	1.45%	1.45%
Portfolio Turnover Rate	34.63% (d)	43.70%	41.62%	47.75%	34.54%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 77.09%.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL AIM International Equity Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification.

Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The contract amount of foreign currency exchange contracts outstanding was $0.1 million as of December 31, 2009. The monthly average contract amount for these contracts was $0.6 million for the period ended December 31, 2009.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. During the year ended December 31, 2009, the Fund did not enter into any futures contracts.

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2009:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Foreign Exchange Contracts	Unrealized appreciation on foreign currency contracts	$555	Unrealized depreciation on foreign currency contracts	$—

*	Total Fair Value is presented by Primary Risk Exposure. For foreign currency exchange contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives).

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

		Realized	Change in Unrealized
		Gain (Loss)	Appreciation
	Location of Gain (Loss)	on Derivatives	(Depreciation) on
	on Derivatives	Recognized in	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Income	in Income
Foreign Exchange Contracts	Net realized gains (losses) on securities and foreign currency transactions/ change in unrealized appreciation/ depreciation on investments	$180,937	$555

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager and Invesco Advisers, Inc. (“Invesco Aim”), Invesco Aim provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.45%.

For the year ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*, **	Expense Limit
AZL AIM International Equity Fund	0.90%	1.45%

*	Effective October 26, 2009, the Manager voluntarily reduced the management fee to 0.80% on the first $200 million of assets and 0.75% on assets above $200 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time after April 30, 2010.

**	For the period January 1, 2009 to October 25, 2009, the Manager voluntarily reduced the management fee to 0.85% on assets above $250 million.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $14,892 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Foreign(a):
Aerospace & Defense	$2,796,624	$12,085,499	$14,882,123
Insurance	1,718,659	7,396,089	9,114,748
IT Services	2,009,396	—	2,009,396
Media	4,112,992	9,861,926	13,974,918
Oil, Gas & Consumable Fuels	18,190,982	15,591,009	33,781,991
Pharmaceuticals	10,941,792	38,455,735	49,397,527
Road & Rail	2,890,965	—	2,890,965
Semiconductors & Semiconductor Equipment	4,953,405	2,955,446	7,908,851
Wireless Telecommunication Services	6,852,362	6,461,746	13,314,108
All Other Common Stocks — Foreign+	—	224,699,233	224,699,233
Warrants	—	27,468	27,468
Investment Company	28,527,949	—	28,527,949

Total Investment Securities	82,995,126	317,534,151	400,529,277

Other Financial Instruments*	—	555	555

Total Investments	$82,995,126	$317,534,706	$400,529,832

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

5. Security Purchases and Sales

For the year ended December 31, 2009, cost of purchases and proceeds sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases		Sales
AZL AIM International Equity Fund	$85,489,953	*	$73,577,659	*

*	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from these amounts. The cost of purchases and proceeds from sales amounts excluded were $91,101,762 and $90,206,134, respectively.

6. Acquisition of AZL Oppenheimer International Growth Fund

On October 23, 2009, the Fund acquired all of the net assets of the AZL Oppenheimer International Growth Fund, an open-end investment company, pursuant to a plan of reorganization approved by AZL Oppenheimer International Growth Fund shareholders on October 21, 2009. The purpose of the transaction was to combine two funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 11,398,678 shares of the Fund, valued at $150,474,944, for 10,639,293 shares of the AZL Oppenheimer International Growth Fund outstanding on October 23, 2009. The investment portfolio of the AZL Oppenheimer International Growth Fund, with a fair value of $149,393,351 and identified cost of $132,018,976 at October 23, 2009, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the AZL Oppenheimer International Growth Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Fund were $240,846,366. All fees and expenses incurred by the AZL Oppenheimer International Growth Fund and the Fund directly in connection with the plan of reorganization were borne by the respective Funds.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income/(loss)	$4,045,254
Net realized/unrealized gains/(losses)	$104,547,980

Change in net assets resulting from operations	$108,593,234

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the AZL Oppenheimer International Growth Fund that have been included in the Fund’s statement of operations since October 23, 2009.

7. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2009, the Fund held restricted securities representing 0.0% of net assets all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2009 are identified below:

	Acquisition	Acquisition		Fair
Security(Warrants)	Date	Cost	Shares	Value
Marshall Edwards, Inc., Private Equity	7/7/06	$—	48,545	$3,122
Marshall Edwards, Inc., Private Equity	8/3/07	—	10,000	22,612

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL AIM International Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

8. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires	Expires
	12/31/2015	12/31/2016	12/31/2017
AZL AIM International Equity Fund	$13,206,428	$24,015,904	$14,096,888

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $795,160 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL AIM International Equity Fund	$4,047,356	$—	$4,047,356

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL AIM International Equity Fund	$1,553,115	$28,463,935	$30,017,050

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Accumulated
			Capital		Total
	Undistributed		and		Accumulated
	Ordinary	Accumulated	Other	Unrealized	Earnings
	Income	Earnings	Losses	Appreciation(b)	(Deficit)
AZL AIM International Equity Fund	$2,453,843	$2,453,843	$(52,114,380)	$37,675,481	$(11,985,056)

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL AIM International Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2009, 1.26% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

On October 21, 2009, there was a special joint meeting of shareholders of the AZL Oppenheimer International Growth Fund.

To approve an Agreement and Plan of Reorganization (the “Plan”) between the AZL Oppenheimer International Growth Fund, which is a series of the Allianz Variable Insurance Products Trust (the “VIP Trust”), and the AZL AIM International Equity Fund (the “Acquiring Fund”), which is another series of the VIP Trust;

Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Funds in complete liquidation of the Acquired Funds, and the assumption of the Acquired Fund’s liabilities. Each Plan was voted upon by the shareholders of the respective Acquired Fund voting separately.

The number of shares voted is as follows:

				% of	% of	% of
				Outstanding	Outstanding	Outstanding
Acquired Fund	For	Against	Abstain	For	Against	Abstain
AZL Oppenheimer International Fund	8,849,962.817	429,480.529	632,089.974	89.290%	4.333%	6.377%

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

24

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

25

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

26

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

27

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

28

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

29

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® BlackRock Capital Appreciation Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® BlackRock Capital Appreciation Fund
Allianz Investment Management LLC serves as the Manager for the AZL® BlackRock Capital Appreciation Fund and BlackRock Capital Management, Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2009?
For the 12-month period ended December 31, 2009 the AZL® BlackRock Capital Appreciation Fund returned 35.46%1. That compared to a 37.21% return for its benchmark, the Russell 1000® Growth Index2.
The U.S. equity market fell steeply as the period began, then rallied powerfully beginning in early March. A stabilizing financial system and an improving economic environment acted as catalysts for that rally.
The strong stock market performance during the 12-month period benefited the Fund in absolute terms. Sectors such as information technology and materials performed well, adding to the Fund’s return.*
The Fund largely performed in line with its benchmark, the Russell 1000® Growth Index. Stock selection in the information technology, industrials and materials sectors helped relative performance. The greatest boost to the Fund’s performance relative to its benchmark came from its exposure to the information technology sector, in particular from shares of semiconductor manufacturers, business software producers and consumer technology firms.*
The Fund’s relative returns were hurt by an overweight position in biotechnology and health care stocks, which underperformed the market in 2009. Although the financial sector rebounded strongly during the 12-month period, the Fund’s stock selection in that sector dragged on performance as certain companies continued to face challenges resulting from the financial crisis.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[2]	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® BlackRock Capital Appreciation Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital. This means that the Subadviser seeks investments whose price will increase over the long term. This objective may be changed by the Trustees of the Fund without shareholder approval.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

			Since
			Inception
	1 Year	3 Year	(4/29/05)

AZL® BlackRock Capital Appreciation Fund	35.46%	-1.49%	3.47%

Russell 1000® Growth Index	37.21%	-1.89%	3.09%

Expense Ratio

Gross	1.20%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager voluntarily reduced the management fee to 0.70% on the first $200 million of assets and 0.65% on assets above $200 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.
The hypothetical $10,000 investment for the Russell 1000® Growth Index is calculated from 4/30/05.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL BlackRock Capital Appreciation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL BlackRock Capital Appreciation Fund	$1,000.00	$1,241.30	$5.93	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL BlackRock Capital Appreciation Fund	$1,000.00	$1,019.91	$5.35	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL BlackRock Capital Appreciation Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Air Freight & Logistics	2.9%
Airlines	1.8
Beverages	2.5
Biotechnology	1.8
Capital Markets	1.0
Chemicals	0.8
Commercial Banks	1.4
Commercial Services & Supplies	0.7
Communications Equipment	5.5
Computers & Peripherals	11.4
Diversified Financial Services	1.7
Energy Equipment & Services	1.5
Food & Staples Retailing	2.6
Health Care Equipment & Supplies	1.7
Health Care Providers & Services	3.9
Health Care Technology	1.0
Hotels, Restaurants & Leisure	2.5
Household Products	3.0
Industrial Conglomerates	2.2
Insurance	0.9
Internet & Catalog Retail	2.3
Internet Software & Services	5.9
Life Sciences Tools & Services	1.7
Machinery	4.9
Media	2.9
Metals & Mining	2.0
Multiline Retail	3.2
Oil, Gas & Consumable Fuels	3.3
Personal Products	1.1
Pharmaceuticals	5.6
Semiconductors & Semiconductor Equipment	5.1
Software	7.6
Specialty Retail	1.7
Tobacco	1.3
Investment Company	0.6

100.0%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Common Stocks (99.4%):
Air Freight & Logistics (2.9%):

84,800	C.H. Robinson Worldwide, Inc.	$4,980,304
158,900	United Parcel Service, Inc., Class B	9,116,093

		14,096,397

Airline (1.8%):

761,700	Delta Air Lines, Inc.*	8,668,146

Beverages (2.5%):

213,100	Coca-Cola Co. (The)	12,146,700

Biotechnology (1.8%):

159,500	Amgen, Inc.*	9,022,915

Capital Markets (1.0%):

172,500	Morgan Stanley	5,106,000

Chemicals (0.8%):

83,200	Ecolab, Inc.	3,709,888

Commercial Banks (1.4%):

247,500	Wells Fargo & Co.	6,680,025

Commercial Services & Supplies (0.7%):

66,900	Manpower, Inc.	3,651,402

Communications Equipment (5.5%):

399,700	Cisco Systems, Inc.*	9,568,818
371,300	QUALCOMM, Inc.	17,176,338

		26,745,156

Computers & Peripherals (11.4%):

108,800	Apple, Inc.*	22,941,568
244,500	EMC Corp.*	4,271,415
286,400	Hewlett-Packard Co.	14,752,464
147,300	NetApp, Inc.*	5,065,647
398,200	Palm, Inc.*	3,997,928
256,900	Seagate Technology	4,673,011

		55,702,033

Diversified Financial Services (1.7%):

10,900	CME Group, Inc.	3,661,855
107,800	JPMorgan Chase & Co.	4,492,026

		8,153,881

Energy Equipment & Services (1.5%):

45,500	Schlumberger, Ltd.	2,961,595
50,900	Transocean, Ltd.*	4,214,520

		7,176,115

Food & Staples Retailing (2.6%):

237,800	Wal-Mart Stores, Inc.	12,710,410

Health Care Equipment & Supplies (1.7%):

143,800	Zimmer Holdings, Inc.*	8,500,018

Health Care Providers & Services (3.9%):

103,600	Express Scripts, Inc.*	8,956,220
121,100	Medco Health Solutions, Inc.*	7,739,501
42,500	WellPoint, Inc.*	2,477,325

		19,173,046

Health Care Technology (1.0%):

62,100	Cerner Corp.*	5,119,524

Hotels, Restaurants & Leisure (2.5%):

168,300	Las Vegas Sands Corp.*	2,514,402
231,000	Starbucks Corp.*	5,326,860
125,800	Starwood Hotels & Resorts Worldwide, Inc.	4,600,506

		12,441,768

Household Products (3.0%):

238,800	Procter & Gamble Co. (The)	14,478,444

Industrial Conglomerate (2.2%):

130,200	3M Co.	10,763,634

Insurance (0.9%):

126,700	MetLife, Inc.	4,478,845

Internet & Catalog Retail (2.3%):

85,300	Amazon.com, Inc.*	11,474,556

Internet Software & Services (5.9%):

12,500	Baidu, Inc. ADR*	5,140,375
38,400	Google, Inc., Class A*	23,807,232

		28,947,607

Life Sciences Tools & Services (1.7%):

58,000	Covance, Inc.*	3,165,060
97,500	Life Technologies Corp.*	5,092,425

		8,257,485

Machinery (4.9%):

110,200	Cummins, Inc.	5,053,772
163,400	Danaher Corp.	12,287,680
178,700	PACCAR, Inc.	6,481,449

		23,822,901

Media (2.9%):

410,000	CBS Corp.	5,760,500
503,000	Comcast Corp., Class A	8,480,580

		14,241,080

Metals & Mining (2.0%):

33,800	Agnico-Eagle Mines, Ltd.	1,825,200
55,200	Freeport-McMoRan Copper & Gold, Inc., Class B*	4,432,008
63,600	United States Steel Corp.	3,505,632

		9,762,840

Multiline Retail (3.2%):

189,400	J.C. Penney Co., Inc.	5,039,934
193,900	Kohl’s Corp.*	10,457,027

		15,496,961

Oil, Gas & Consumable Fuels (3.3%):

72,500	Anadarko Petroleum Corp.	4,525,450
47,100	EOG Resources, Inc.	4,582,830
302,900	Petrohawk Energy Corp.*	7,266,571

		16,374,851

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued

Personal Products (1.1%):

170,700	Avon Products, Inc.	$5,377,050

Pharmaceuticals (5.6%):

222,400	Abbott Laboratories	12,007,376
577,500	Pfizer, Inc.	10,504,725
88,600	Teva Pharmaceutical Industries, Ltd. ADR	4,977,548

		27,489,649

Semiconductors & Semiconductor Equipment (5.1%):

156,500	Broadcom Corp., Class A*	4,921,925
25,700	Cree, Inc.*	1,448,709
144,600	Lam Research Corp.*	5,669,766
484,100	Micron Technology, Inc.*	5,112,096
256,100	NVIDIA Corp.*	4,783,948
354,300	PMC-Sierra, Inc.*	3,068,238

		25,004,682

Software (7.6%):

204,600	Check Point Software Technologies, Ltd.*	6,931,848
708,100	Microsoft Corp.	21,589,969
115,800	Salesforce.com, Inc.*	8,542,566

		37,064,383

Specialty Retail (1.7%):

156,000	CarMax, Inc.*	3,783,000
163,200	Home Depot, Inc.	4,721,376

		8,504,376

Tobacco (1.3%):

135,600	Philip Morris International, Inc.	6,534,564

Total Common Stocks (Cost $382,333,516)		486,877,332

Investment Company (0.6%):
2,873,001	Dreyfus Treasury Prime Cash Management, 0.00%(a)	2,873,001

Total Investment Company (Cost $2,873,001)		2,873,001

Total Investment Securities (Cost $385,206,517)(b) — 100.0%		489,750,333
Net other assets (liabilities) — 0.0%		179,783

Net Assets — 100.0%		$489,930,116

Percentages indicated are based on net assets as of December 31, 2009.

ADR American Depository Receipt

*	Non-income producing security.

(a)	The rate represents the effective yield at December 31, 2009.

(b)	Cost for federal income tax purposes is $391,195,850. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$108,586,913
Unrealized depreciation	(10,032,430)

Net unrealized appreciation	$98,554,483

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage
Canada	0.4%
Cayman Islands	2.0
Israel	2.4
Netherlands	0.6
Switzerland	0.9
United States	93.7

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Statement of Assets and Liabilities
December 31, 2009

AZL BlackRock
Capital
Appreciation
Fund

Assets:
Investment securities, at cost	$385,206,517

Investment securities, at value	$489,750,333
Dividends receivable	294,158
Receivable for capital shares issued	402,470
Reclaims receivable	1,272
Prepaid expenses	5,892

Total Assets	490,454,125

Liabilities:
Payable for capital shares redeemed	22,428
Manager fees payable	275,716
Administration fees payable	17,616
Distribution fees payable	102,778
Administrative and compliance services fees payable	11,807
Trustee fees payable	653
Other accrued liabilities	93,011

Total Liabilities	524,009

Net Assets	$489,930,116

Net Assets Consist of:
Capital	$548,169,239
Accumulated net investment income/(loss)	235,348
Accumulated net realized gains/(losses) from investment transactions	(163,018,245)
Net unrealized appreciation/(depreciation) on investments	104,543,774

Net Assets	$489,930,116

Shares of beneficial interest (unlimited number of shares authorized, no par value)	41,784,115
Net Asset Value (offering and redemption price per share)	$11.73

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL BlackRock
Capital
Appreciation
Fund
Investment Income:
Dividends	$2,646,766
Foreign withholding tax	(947)

Total Investment Income	2,645,819

Expenses:
Manager fees	1,796,800
Administration fees	103,903
Distribution fees	561,499
Custodian fees	10,021
Administrative and compliance services fees	13,214
Trustees’ fees	15,518
Professional fees	47,350
Shareholder reports	30,109
Other expenses	13,606

Total expenses before reductions	2,592,020
Less expenses voluntarily waived/ reimbursed by the Manager	(181,066)
Less expenses paid indirectly	(5,730)

Net expenses	2,405,224

Net Investment Income/(Loss)	240,595

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	21,373,942
Net realized gains/(losses) on futures transactions	132,968
Change in unrealized appreciation/depreciation on investments	50,549,583

Net Realized/Unrealized Gains/(Losses) on Investments	72,056,493

Change in Net Assets Resulting From Operations	$72,297,088

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Statements of Changes in Net Assets

	AZL BlackRock Capital Appreciation Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$240,595	$47,502
Net realized gains/(losses) on investment transactions	21,506,910	(14,953,732)
Change in unrealized appreciation/depreciation on investments	50,549,583	(4,586,848)

Change in net assets resulting from operations	72,297,088	(19,493,078)

Dividends to Shareholders:
From net investment income	(8,995)	—

Change in net assets resulting from dividends to shareholders	(8,995)	—

Capital Transactions:
Proceeds from shares issued	120,602,024	79,808,762
Proceeds from shares issued in merger	232,007,838	—
Proceeds from dividends reinvested	8,995	—
Value of shares redeemed	(34,321,273)	(23,235,009)

Change in net assets resulting from capital transactions	318,297,584	56,573,753

Change in net assets	390,585,677	37,080,675
Net Assets:
Beginning of period	99,344,439	62,263,764

End of period	$489,930,116	$99,344,439

Accumulated net investment income/(loss)	$235,348	$4,467

Share Transactions:
Shares issued	12,969,364	9,032,080
Shares issued in merger	20,627,523	—
Dividends reinvested	827	—
Shares redeemed	(3,288,306)	(2,130,896)

Change in shares	30,309,408	6,901,184

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

						April 29, 2005 to
	Year Ended December 31,					December 31,
	2009		2008	2007	2006	2005(a)

Net Asset Value, Beginning of Period	$8.66		$13.61	$12.27	$12.08	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.01		0.01	(0.01)	(0.02)	(0.01)
Net Realized and Unrealized Gains/(Losses) on Investments	3.06		(4.96)	1.35	0.21	2.09

Total from Investment Activities	3.07		(4.95)	1.34	0.19	2.08

Dividends to Shareholders From:
Net Investment Income	—	(b)	—	—	—	—

Total Dividends	—	(b)	—	—	—	—

Net Asset Value, End of Period	$11.73		$8.66	$13.61	$12.27	$12.08

Total Return(c) (d)	35.46%		(36.37)%	10.92%	1.57%	20.80%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$489,930		$99,344	$62,264	$49,384	$36,577
Net Investment Income/(Loss)(e)	0.11%		0.08%	(0.11)%	(0.22)%	(0.45)%
Expenses Before Reductions(e) (f)	1.15%		1.20%	1.18%	1.19%	1.29%
Expenses Net of Reductions(e)	1.07%		1.16%	1.16%	1.18%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e) (g)	1.07%		1.19%	1.18%	1.19%	N/A
Portfolio Turnover Rate(d)	80.26%	(h)	175.17%	75.74%	88.02%	24.31%

(a)	Period from commencement of operations.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(h)	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 102.12%.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL BlackRock Capital Appreciation Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements, continued
December 31, 2009

securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements, continued
December 31, 2009

of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements, continued
December 31, 2009

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. There were no foreign currency exchange contracts outstanding at period end. During the year ended December 31, 2009, the Fund had limited activity in these transactions.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. There were no futures contracts outstanding at period end. During the year ended December 31, 2009, the Fund had limited activity in these transactions.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2009.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

			Change in Unrealized
			Appreciation
	Location of Gain (Loss)	Realized Gain (Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Equity Contracts	Net realized gains/(losses) on futures transactions/change in unrealized appreciation/depreciation on investments	$132,968	$—
Foreign Exchange Contracts	Net realized gains/(losses) on securities and foreign currency transactions/change in unrealized appreciation/depreciation on investment	$768	$—

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and BlackRock Capital Management, Inc. (“BlackRock Capital”), BlackRock Capital provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements, continued
December 31, 2009

contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*, **	Expense Limit
AZL BlackRock Capital Appreciation Fund	0.80%	1.20%

*	Effective October 26, 2009, the Manager voluntarily reduced the management fee to 0.70% on the first $200 million of assets and 0.65% on assets above $200 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time after April 30, 2010.

**	For the period January 1, 2009 to October 25, 2009, the Manager voluntarily reduced the management fee to 0.75%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $17,470 was paid from the Fund relating to these fees and expenses.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements, continued
December 31, 2009

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Domestic+	$456,153,235	$—	$456,153,235
Common Stocks — Foreign(a)+	30,724,097	—	30,724,097
Investment Company	2,873,001	—	2,873,001

Total Investment Securities	$489,750,333	$—	$489,750,333

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL BlackRock Capital Appreciation Fund	$279,371,957*	$183,619,605*

*	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from these amounts. The cost of purchases and proceeds from sales amounts excluded were $48,681,332 and $50,032,320, respectively.

6. Acquisitions of Funds

On October 23, 2009, the Fund acquired all of the net assets of the AZL BlackRock Growth Fund and AZL Columbia Technology Fund (the “Acquired Funds”), open-end investment companies, pursuant to a plan of reorganization approved by the Acquired Funds shareholders on October 21, 2009. The purpose of the transaction was to combine three funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL BlackRock Capital Appreciation Fund
Notes to the Financial Statements, continued
December 31, 2009

20,627,523 shares of the Fund, valued at $232,007,838, for 23,744,269 shares of the AZL BlackRock Growth Fund and 11,800,476 shares of the AZL Columbia Technology Fund outstanding on October 23, 2009. The investment portfolios of the Acquired Funds, with a fair value of $232,163,485 and identified cost of $182,410,497 at October 23, 2009, were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Fund were $239,471,889. All fees and expenses incurred by the Acquired Funds and the Fund directly in connection with the plans of reorganization were borne by the respective Funds.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income/(loss)	$440,926
Net realized/unrealized gains/(losses)	$125,576,686

Change in net assets resulting from operations	$126,017,612

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Fund’s statement of operations since October 23, 2009.

7. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires	Expires
	12/31/2014	12/31/2015	12/31/2016
AZL BlackRock Capital Appreciation Fund	$24,849,788	$72,693,300	$64,272,929

During the year ended December 31, 2009, the Fund utilized $10,215,576 capital loss carryforwards to offset capital gains.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL BlackRock Capital Appreciation Fund	$8,995	$—	$8,995

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed		Accumulated		Total
	Ordinary	Long Term	Accumulated	Capital and	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL BlackRock Capital Appreciation Fund	$968,338	$4,054,115	$5,022,453	$(161,816,017)	$98,554,441	$(58,239,123)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL BlackRock Capital Appreciation Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2009, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

On October 21, 2009, there was a special joint meeting of shareholders of the AZL BlackRock Growth Fund and AZL Columbia Technology Fund.

To approve an Agreement and Plan of Reorganization (the “Plan”) between the AZL BlackRock Growth Fund, which is a series of the Allianz Variable Insurance Products Trust (the “VIP Trust”), and the AZL BlackRock Capital Appreciation Fund (the “Acquiring Fund”), which is another series of the VIP Trust;

To approve an Agreement and Plan of Reorganization (the “Plan”) between the AZL Columbia Technology, also a series of the VIP Trust, and the Acquiring Fund; and

Under all of the Plans, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of each Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Funds in complete liquidation of the Acquired Funds, and the assumption of the Acquired Funds’ liabilities. Each Plan was voted upon by the shareholders of the respective Acquired Fund voting separately.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders, continued
(Unaudited)

The number of shares voted is as follows:

				% of	% of	% of
				Outstanding	Outstanding	Outstanding
Acquired Fund	For	Against	Abstain	For	Against	Abstain
AZL BlackRock Growth Fund	22,132,036.698	1,072,333.979	1,625,088.062	89.136%	4.319%	6.545%
AZL Columbia Technology Fund	9,871,309.257	388,770.406	823,459.057	89.063%	3.508%	7.430%

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

23

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

24

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

25

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

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Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

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Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® Columbia Mid Cap Value Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Subsequent Event

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Columbia Mid Cap Value Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Columbia Mid Cap Value Fund and Columbia Management Advisors, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance for the 12-month period ended December 31, 2009?
For the 12-month period ended December 31, 2009, the AZL® Columbia Mid Cap Value Fund returned 32.30%1. That compared to a return of 34.21% for its benchmark, the Russell Midcap® Value Index2.
Performance was solid across all market-cap ranges as large-, mid- and small-cap stocks fared well in 2009. The equity markets declined in the beginning of the year but rebounded powerfully off their low point in early March, contributing to a strong gain for the Fund.
Stock selection in financials and consumer staples helped the Fund’s performance against its benchmark index. An underweight position in utilities, especially in the electrical and independent power producer industries, also boosted relative return. Strong selection in the utilities sector aided relative performance as well, as the subadviser did not hold an underperforming stock that was included in the benchmark.*
Relative returns further benefited from an overweight position in the energy sector. Positive stock selection, especially in the oil, gas and consumable fuels industries, also contributed positively to the Fund’s return relative to its benchmark.
In the consumer discretionary sector, the Fund’s underweight position in the strong-performing media, automobile and Internet and retail catalog industries dampened relative returns. Selection among technology stocks also detracted from relative performance, largely because shares of two ATM manufacturers underperformed after many financial institutions decided to delay equipment upgrades.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[2]	The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Columbia Mid Cap Value Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund invests mainly in common stocks of mid-capitalization companies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility than larger companies.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

			Since
	1	3	Inception
	Year	Year	(5/1/06)

AZL® Columbia Mid Cap Value Fund	32.30%	-13.05%	-10.39%

Russell Midcap® Value Index	34.21%	-6.62%	-2.74%

Expense Ratio

Gross	1.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.30% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell Midcap® Value Index, an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.
The hypothetical $10,000 investment for the Russell Midcap® Value Index is calculated from 4/30/06.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Columbia Mid Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09-12/31/09
AZL Columbia Mid Cap Value Fund	$1,000.00	$1,272.30	$6.24	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Columbia Mid Cap Value Fund	$1,000.00	$1,019.71	$5.55	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Columbia Mid Cap Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Convertible Preferred Stocks	0.5%
Aerospace & Defense	2.6
Airlines	0.7
Auto Components	1.1
Beverages	1.2
Capital Markets	2.4
Chemicals	3.3
Commercial Banks	8.5
Commercial Services & Supplies	1.6
Communications Equipment	0.4
Computers & Peripherals	0.9
Construction & Engineering	1.4
Containers & Packaging	2.3
Diversified Financial Services	1.3
Diversified Telecommunication Services	0.5
Electric Utilities	2.2
Electrical Equipment	0.9
Electronic Equipment Instruments & Components	3.0
Energy Equipment & Services	2.2
Food Products	2.6
Health Care Equipment & Supplies	2.3
Health Care Providers & Services	1.9
Hotels, Restaurants & Leisure	3.6
Household Durables	0.9
Household Products	0.8
Independent Power Producers & Energy Traders	0.2
Industrial Conglomerates	1.0
Insurance	5.4
Internet Software & Services	0.5
IT Services	0.5
Leisure Equipment & Products	1.0
Machinery	2.8
Marine	0.6
Media	0.7
Metals & Mining	1.1
Multi-Utilities	6.4
Multiline Retail	2.6
Oil, Gas & Consumable Fuels	6.9
Paper & Forest Products	1.1
Personal Products	1.5
Real Estate Investment Trusts (REITs)	8.1
Semiconductors & Semiconductor Equipment	2.1
Software	2.1
Specialty Retail	2.2
Textiles, Apparel & Luxury Goods	1.4
Investment Company	10.6

107.9%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Convertible Preferred Stocks (0.5%):

4,100	Freeport-McMoran Copper & Gold, Inc.	$472,320

Total Convertible Preferred Stocks (Cost $195,856)		472,320

Common Stocks (96.8%):
Aerospace & Defense (2.6%):

5,800	Alliant Techsystems, Inc.*	511,966
15,600	L-3 Communications Holdings, Inc.	1,356,420
37,900	Spirit Aerosystems Holdings, Inc.*	752,694

		2,621,080

Airline (0.7%):

57,800	Delta Air Lines, Inc.*	657,764

Auto Components (1.1%):

32,400	BorgWarner, Inc.	1,076,328

Beverages (1.2%):

24,800	Fomento Economico Mexicano, SA de CV ADR	1,187,424

Capital Markets (2.4%):

44,200	Ameriprise Financial, Inc.	1,715,844
37,500	TD AMERITRADE Holding Corp.*	726,750

		2,442,594

Chemicals (3.3%):

15,500	Air Products & Chemicals, Inc.	1,256,430
24,800	Albemarle Corp.	901,976
20,800	PPG Industries, Inc.	1,217,632

		3,376,038

Commercial Banks (8.5%):

49,000	BB&T Corp.	1,243,130
20,800	City National Corp.	948,480
44,000	Comerica, Inc.	1,301,080
28,700	Cullen/Frost Bankers, Inc.	1,435,000
76,500	Fifth Third Bancorp	745,875
26,151	SVB Financial Group*	1,090,235
94,500	TCF Financial Corp.	1,287,090
38,000	Zions Bancorp	487,540

		8,538,430

Commercial Services & Supplies (1.6%):

67,547	AerCap Holdings NV*	611,976
18,900	Manpower, Inc.	1,031,562

		1,643,538

Communications Equipment (0.4%):

16,000	CommScope, Inc.*	424,480

Computers & Peripherals (0.9%):

32,000	Diebold, Inc.	910,400

Construction & Engineering (1.4%):

23,700	Foster Wheeler AG*	697,728
18,300	Navistar International Corp.*	707,295

		1,405,023

Containers & Packaging (2.3%):

37,900	Crown Holdings, Inc.*	969,482
60,600	Packaging Corp. of America	1,394,406

		2,363,888

Diversified Financial Services (1.3%):

89,168	Discover Financial Services	1,311,661

Diversified Telecommunication Services (0.5%):

130,300	Qwest Communications International, Inc.	548,563

Electric Utilities (2.2%):

29,500	American Electric Power Co., Inc.	1,026,305
14,200	FPL Group, Inc.	750,044
17,600	Northeast Utilities	453,904

		2,230,253

Electrical Equipment (0.9%):

20,600	Cooper Industries plc	878,384

Electronic Equipment Instruments & Components (3.0%):

20,900	Agilent Technologies, Inc.*	649,363
33,600	Arrow Electronics, Inc.*	994,896
6,200	Mettler-Toledo International, Inc.*	650,938
33,300	Molex, Inc.	717,615

		3,012,812

Energy Equipment & Services (2.2%):

44,500	Nabors Industries, Ltd.*	974,105
31,500	Noble Corp.	1,282,050

		2,256,155

Food Products (2.6%):

16,200	Corn Products International, Inc.	473,526
41,500	Dean Foods Co.*	748,660
22,100	J.M. Smucker Co. (The)	1,364,675

		2,586,861

Health Care Equipment & Supplies (2.3%):

14,400	Beckman Coulter, Inc.	942,336
14,500	Cooper Companies, Inc.	552,740
16,600	Hospira, Inc.*	846,600

		2,341,676

Health Care Providers & Services (1.9%):

31,900	Amerisource Bergen Corp.	831,633
30,500	Community Health Systems, Inc.*	1,085,800

		1,917,433

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued

Hotels, Restaurants & Leisure (3.6%):

37,163	International Game Technology	$697,549
58,600	Royal Caribbean Cruises, Ltd.*	1,481,408
40,500	Starwood Hotels & Resorts Worldwide, Inc.	1,481,085

		3,660,042

Household Durables (0.9%):

80,400	D. R. Horton, Inc.	873,948

Household Products (0.8%):

13,800	Clorox Co. (The)	841,800

Independent Power Producers & Energy Traders (0.2%):

16,769	AES Corp. (The)*	223,195

Industrial Conglomerate (1.0%):

18,500	Teleflex, Inc.	996,965

Insurance (5.4%):

24,900	ACE, Ltd.	1,254,960
11,300	Aon Corp.	433,242
20,500	Assured Guaranty, Ltd.	446,080
30,800	Axis Capital Holdings, Ltd.	875,028
9,039	Prudential Financial, Inc.	449,781
42,000	Reinsurance Group of America, Inc.	2,001,300

		5,460,391

Internet Software & Services (0.5%):

21,000	VeriSign, Inc.*	509,040

IT Services (0.5%):

29,100	Western Union Co.	548,535

Leisure Equipment & Products (1.0%):

30,100	Hasbro, Inc.	965,006

Machinery (2.8%):

30,100	Kennametal, Inc.	780,192
20,200	Parker Hannifin Corp.	1,088,376
17,500	Stanley Works (The)	901,425

		2,769,993

Marine (0.6%):

16,900	Alexander & Baldwin, Inc.	578,487

Media (0.7%):

35,500	DISH Network Corp., Class A	737,335

Metals & Mining (1.1%):

20,400	United States Steel Corp.	1,124,448

Multi-Utilities (6.4%):

29,400	PG&E Corp.	1,312,710
28,500	Public Service Enterprise Group, Inc.	947,625
30,100	Sempra Energy	1,684,998
25,500	Wisconsin Energy Corp.	1,270,665
59,800	Xcel Energy, Inc.	1,269,554

		6,485,552

Multiline Retail (2.6%):

54,900	J.C. Penney Co., Inc.	1,460,889
30,400	Nordstrom, Inc.	1,142,432

		2,603,321

Oil, Gas & Consumable Fuels (6.9%):

14,000	Alpha Natural Resources, Inc.*	607,320
28,300	Cabot Oil & Gas Corp.	1,233,597
16,800	Newfield Exploration Co.*	810,264
33,351	Peabody Energy Corp.	1,507,799
31,900	Pride International, Inc.*	1,017,929
82,500	Williams Cos., Inc. (The)	1,739,100

		6,916,009

Paper & Forest Products (1.1%):

26,000	Weyerhaeuser Co.	1,121,640

Personal Products (1.5%):

20,600	Avon Products, Inc.	648,900
18,500	Estee Lauder Co., Inc. (The), Class A	894,660

		1,543,560

Real Estate Investment Trusts (REITs) (8.1%):

17,300	Alexandria Real Estate Equities, Inc.	1,112,217
11,900	Boston Properties, Inc.	798,133
20,200	Equity Residential Property Trust	682,356
66,824	Host Hotels & Resorts, Inc.	779,835
31,000	Plum Creek Timber Co., Inc.	1,170,560
38,900	ProLogis Trust	532,541
32,900	Rayonier, Inc.	1,387,064
9,231	Simon Property Group, Inc.	736,617
12,988	Vornado Realty Trust	908,347

		8,107,670

Semiconductors & Semiconductor Equipment (2.1%):

24,600	Advanced Micro Devices, Inc.*	238,128
100,200	Atmel Corp.*	461,922
12,795	Lam Research Corp.*	501,692
7,600	Varian Semiconductor Equipment Associates, Inc.*	272,688
46,100	Verigy, Ltd.*	593,307

		2,067,737

Software (2.1%):

25,900	Citrix Systems, Inc.*	1,077,699
38,800	Nuance Communications, Inc.*	602,952
21,000	Synopsys, Inc.*	467,880

		2,148,531

Specialty Retail (2.2%):

46,000	American Eagle Outfitters, Inc.	781,080
76,800	Foot Locker, Inc.	855,552
16,400	O’Reilly Automotive, Inc.*	625,168

		2,261,800

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued

Textiles, Apparel & Luxury Goods (1.4%):

20,400	Hanesbrands, Inc.*	$491,844
28,100	Jones Apparel Group, Inc.	451,286
6,400	Polo Ralph Lauren Corp.	518,272

		1,461,402

Total Common Stocks (Cost $74,739,193)		97,737,192

Investment Company (10.6%):
10,689,526	Dreyfus Treasury Prime Cash Management, 0.00%(a)	10,689,526

Total Investment Company (Cost $10,689,526)		10,689,526

Total Investment Securities (Cost $85,624,575)(b) — 107.9%		108,899,038
Net other assets (liabilities) — (7.9)%		(7,991,410)

Net Assets — 100.0%		$100,907,628

Percentages indicated are based on net assets as of December 31, 2009.

ADR—American Depository Receipt

plc—Public Liability Company

*	Non-income producing security.

(a)	The rate represents the effective yield at December 31, 2009.

(b)	Cost for federal income tax purposes is $86,333,508. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$23,716,726
Unrealized depreciation	(1,151,196)

Net unrealized appreciation	$22,565,530

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage
Bermuda	2.7%
Ireland	0.8
Liberia	1.4
Mexico	1.1
Netherlands	0.6
Singapore	0.5
Switzerland	2.3
United States	90.6

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Statement of Assets and Liabilities
December 31, 2009

AZL Columbia
Mid Cap
Value Fund

Assets:
Investment securities, at cost	$85,624,575

Investment securities, at value	$108,899,038
Interest and dividends receivable	111,465
Receivable for capital shares issued	39,445
Receivable for investments sold	343,637
Prepaid expenses	1,767

Total Assets	109,395,352

Liabilities:
Payable for investments purchased	8,379,313
Payable for capital shares redeemed	6,385
Manager fees payable	58,119
Administration fees payable	3,513
Distribution fees payable	19,373
Administrative and compliance services fees payable	2,435
Trustee fees payable	112
Other accrued liabilities	18,474

Total Liabilities	8,487,724

Net Assets	$100,907,628

Net Assets Consist of:
Capital	$127,137,125
Accumulated net investment income/(loss)	679,581
Accumulated net realized gains/(losses) from investment transactions	(50,183,541)
Net unrealized appreciation/(depreciation) on investments	23,274,463

Net Assets	$100,907,628

Shares of beneficial interest (unlimited number of shares authorized, no par value)	15,342,477
Net Asset Value (offering and redemption price per share)	$6.58

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL Columbia
Mid Cap
Value Fund

Investment Income:
Interest	$14,175
Dividends	1,412,107
Foreign withholding tax	(230)

Total Investment Income	1,426,052

Expenses:
Manager fees	521,782
Administration fees	33,915
Distribution fees	173,928
Custodian fees	10,452
Administrative and compliance services fees	4,042
Trustees’ fees	6,525
Professional fees	12,813
Shareholder reports	13,605
Other expenses	7,820

Total expenses before reductions	784,882
Less expenses paid indirectly	(38,283)

Net expenses	746,599

Net Investment Income/(Loss)	679,453

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	1,931,509
Change in unrealized appreciation/depreciation on investments	19,608,588

Net Realized/Unrealized Gains/(Losses) on Investments	21,540,097

Change in Net Assets Resulting From Operations	$22,219,550

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Statements of Changes in Net Assets

	AZL Columbia
	Mid Cap Value Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$679,453	$589,546
Net realized gains/(losses) on investment transactions	1,931,509	(46,373,388)
Change in unrealized appreciation/depreciation on investments	19,608,588	(4,807,474)

Change in net assets resulting from operations	22,219,550	(50,591,316)

Dividends to Shareholders:
From net investment income	(589,892)	(441,065)

Change in net assets resulting from dividends to shareholders	(589,892)	(441,065)

Capital Transactions:
Proceeds from shares issued	43,893,491	44,237,029
Proceeds from dividends reinvested	589,892	441,065
Value of shares redeemed	(17,518,006)	(35,709,846)

Change in net assets resulting from capital transactions	26,965,377	8,968,248

Change in net assets	48,595,035	(42,064,133)
Net Assets:
Beginning of period	52,312,593	94,376,726

End of period	$100,907,628	$52,312,593

Accumulated net investment income/(loss)	$679,581	$589,882

Share Transactions:
Shares issued	8,216,310	5,602,941
Dividends reinvested	94,232	52,570
Shares redeemed	(3,409,975)	(4,173,605)

Change in shares	4,900,567	1,481,906

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

				May 1, 2006 to
	Year Ended December 31,			December 31,
	2009	2008	2007	2006(a)

Net Asset Value, Beginning of Period	$5.01	$10.53	$10.14	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.03	0.06	0.05	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	1.59	(5.53)	0.34	0.14

Total from Investment Activities	1.62	(5.47)	0.39	0.17

Dividends to Shareholders From:
Net Investment Income	(0.05)	(0.05)	— (b)	(0.03)

Total Dividends	(0.05)	(0.05)	— (b)	(0.03)

Net Asset Value, End of Period	$6.58	$5.01	$10.53	$10.14

Total Return(c) (d)	32.30%	(52.15)%	3.85%	1.72%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$100,908	$52,313	$94,377	$65,535
Net Investment Income/(Loss)(e)	0.98%	0.74%	0.50%	0.59%
Expenses Before Reductions(e) (f)	1.13%	1.13%	1.10%	1.14%
Expenses Net of Reductions(e)	1.07%	1.10%	1.07%	1.12%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e) (g)	1.13%	1.13%	1.10%	1.14%
Portfolio Turnover Rate(d)	67.46%	98.79%	62.98%	16.03%

(a)	Period from commencement of operations.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Columbia Mid Cap Value Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The Fund did not enter into any derivative instruments during the period. The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. During the year ended December 31, 2009, the Fund did not enter into any foreign currency exchange contracts.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. During the year ended December 31, 2009, the Fund did not enter into any futures contracts.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and Columbia Management Advisors, LLC (“Columbia Advisors”), Columbia Advisors provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.30%.

For the year ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Columbia Mid Cap Value Fund	0.75%	1.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $3,313 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Domestic+	$87,454,742	$—	$87,454,742
Common Stocks — Foreign(a)+	10,282,450	—	10,282,450
Convertible Preferred Stocks	472,320	—	472,320
Investment Company	10,689,526	—	10,689,526

Total Investment Securities	$108,899,038	$—	$108,899,038

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Columbia Mid Cap Value Fund	$72,420,092	$45,374,357

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires	Expires	Expires
	12/31/2014	12/31/2015	12/31/2016	12/31/2017
AZL Columbia Mid Cap Value Fund	$523,057	$3,857,192	$6,459,976	$38,634,383

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Columbia Mid Cap Value Fund	$589,892	$—	$589,892

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Columbia Mid Cap Value Fund	$441,065	$—	$441,065

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Mid Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Accumulated
			Capital		Total
	Undistributed		and		Accumulated
	Ordinary	Accumulated	Other	Unrealized	Earnings
	Income	Earnings	Losses	Appreciation(b)	(Deficit)
AZL Columbia Mid Cap Value Fund	$679,581	$679,581	$(49,474,608)	$22,565,530	$(26,229,497)

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Columbia Mid Cap Value Fund (the ‘Fund‘) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2009, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Subsequent Event (Unaudited):

On September 30, 2009, Ameriprise Financial, Inc.(“Ameriprise”) announced that it entered into a definitive agreement with Bank of America, N.A. and Bank of America Corporation (collectively, “BOA”) to acquire the long-term asset management business of Columbia Management Group, LLC, and certain affiliated companies, including Columbia Advisors, who serves as subadviser to the Fund. The transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010. Upon closing, all subadvisory agreements between the Manager and Columbia Advisors are expected to terminate. It is anticipated that, upon approval of the Trustees, a new subadvisory agreement will be entered into with RiverSource, a wholly-owned subsidiary of Ameriprise.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

24

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

25

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

26

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

27

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

28

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

29

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® Columbia Small Cap Value Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Subsequent Event

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Columbia Small Cap Value Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Columbia Small Cap Value Fund and Columbia Management Advisors, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2009?
For the 12-month period ended December 31, 2009, the AZL® Columbia Small Cap Value Fund returned 24.69%. That compared to a return of 20.58% for its benchmark, the Russell 2000® Value Index1.
The Fund’s positive absolute return was driven by an increase in investors’ appetite for risk. After hitting their lows in early March, small-company value stocks experienced a significant rebound. Sectors that particularly benefited from that rebound included basic materials, consumer discretionary, and technology.*
The Fund’s bias toward high-quality companies with strong balance sheets and healthy cash flow helped it outperform its benchmark index during the period. Relative returns were helped by the Fund’s underweight in the financials sector—particularly in the commercial bank industry, one of the few industries to post a negative total return for the year. Moreover, its specific holdings within the financials sector—including shares of select commercial banks, thrifts and REITS2—had extremely strong relative performance.*
Additionally, the Fund’s relative performance benefited by being overweight in the semiconductor industry, which benefited as the global economy improved, as well as being overweight in packaging and steel industries within basic materials. The Fund entered the year with overweight positions in a number of attractive steel stocks that were trading significantly below their estimated intrinsic value. Relative returns also benefited from our decision to add shares of a paper company that was spun off from an existing long-term holding.*
The Fund’s relative returns were hurt somewhat by the stock selection within the consumer discretionary sector. The Fund was underweight in automotive-related stocks due to the over-levered nature of that industry. A significant rebound among auto industry shares dampened performance somewhat. The Fund’s holdings in restaurant stocks also dragged on performance, as the weak economy hurt sales at restaurants.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

[2]	Investments in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

1

AZL® Columbia Small Cap Value Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by normally investing at least 80% of its assets in stocks of small U.S. companies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing involves increased risk and volatility.
Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

				Since
	1	3	5	Inception
	Year	Year	Year	(5/2/04)

AZL® Columbia Small Cap Value Fund	24.69%	-8.06%	-1.84%	1.84%

Russell 2000® Value Index	20.58%	-8.22%	-0.01%	3.35%[1]

Expense Ratio

Gross	1.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.85% limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.

[1]	The since inception performance data and hypothetical $10,000 investment for the Russell 2000® Value Index is calculated from 4/30/04.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 2000® Value Index, an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Columbia Small Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Columbia Small Cap Value Fund	$1,000.00	$1,238.10	$7.50	1.33%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Columbia Small Cap Value Fund	$1,000.00	$1,018.50	$6.77	1.33%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Columbia Small Cap Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Aerospace & Defense	1.6%
Air Freight & Logistics	0.2
Airlines	0.5
Auto Components	0.4
Building Products	1.2
Capital Markets	2.0
Chemicals	1.8
Commercial Banks	8.1
Commercial Services & Supplies	3.6
Communications Equipment	2.8
Computers & Peripherals	0.4
Construction & Engineering	2.4
Construction Materials	0.3
Consumer Finance	0.8
Containers & Packaging	1.7
Diversified Consumer Services	1.2
Diversified Financial Services	0.9
Diversified Telecommunication Services	0.3
Electric Utilities	2.5
Electrical Equipment	2.0
Electronic Equipment Instruments & Components	4.2
Energy Equipment & Services	3.1
Food & Staples Retailing	2.7
Food Products	0.1
Gas Utilities	1.3
Health Care Equipment & Supplies	1.0
Health Care Providers & Services	4.5
Hotels, Restaurants & Leisure	1.7
Household Durables	0.7
Industrial Conglomerates	0.8
Insurance	7.3
Internet Software & Services	0.5
IT Services	1.6
Leisure Equipment & Products	0.7
Machinery	2.6
Media	0.4
Metals & Mining	2.6
Multiline Retail	0.4
Multi-Utilities	3.0
Oil, Gas & Consumable Fuels	2.8
Paper & Forest Products	0.8
Real Estate Investment Trusts (REITs)	4.6
Road & Rail	1.8
Semiconductors & Semiconductor Equipment	3.2
Software	1.7
Specialized REITs	0.6
Specialty Retail	3.9
Textiles, Apparel & Luxury Goods	1.4
Thrifts & Mortgage Finance	3.4
Trading Companies & Distributors	0.4
Wireless Telecommunication Services	1.0
Investment Company	1.0

100.5%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Common Stocks (99.5%):
Aerospace & Defense (1.6%):

14,960	AAR Corp.*	$343,781
18,451	Ceradyne, Inc.*	354,444
9,430	Esterline Technologies Corp.*	384,461
23,470	Ladish Co., Inc.*	353,927

		1,436,613

Air Freight & Logistics (0.2%):

56,484	Pacer International, Inc.*	178,489

Airline (0.5%):

28,140	SkyWest, Inc.	476,129

Auto Components (0.4%):

15,980	ATC Technology Corp.*	381,123

Building Products (1.2%):

17,444	Builders FirstSource, Inc.*	67,160
9,200	Cavco Industries, Inc.*	330,464
6,850	Lennox International, Inc.	267,424
28,900	NCI Building Systems, Inc.*	52,309
9,730	Universal Forest Products, Inc.	358,161

		1,075,518

Capital Markets (2.0%):

9,571	Federated Investors, Inc.	263,203
23,889	Investment Technology Group, Inc.*	470,613
17,040	OptionsXpress Holdings, Inc.	263,268
8,366	Piper Jaffray Cos., Inc.*	423,403
14,194	Raymond James Financial, Inc.	337,391

		1,757,878

Chemicals (1.8%):

10,445	Cytec Industries, Inc.	380,407
31,550	H.B. Fuller Co.	717,762
16,430	OM Group, Inc.*	515,738

		1,613,907

Commercial Banks (8.1%):

10,440	BancFirst Corp.	386,698
31,270	BancTrust Financial Group, Inc.	89,745
42,095	BankFinancial Corp.	416,741
49,310	Beneficial Mutual Bancorp, Inc.*	485,210
19,434	Bryn Mawr Bank Corp.	293,259
26,940	Chemical Financial Corp.	635,245
23,683	Columbia Banking System, Inc.	383,191
14,470	Community Trust Bancorp, Inc.	353,792
4,090	First Citizens BancShares, Inc., Class A	670,801
87,699	First Commonwealth Financial Corp.	407,800
16,800	First Financial Corp.	512,736
120	First National Bank Alaska	207,000
17,327	Merchants Bancshares, Inc.	392,283
25,660	Northfield Bancorp. Inc.	346,923
20,993	Northrim BanCorp, Inc.	354,362
24,680	United Financial Bancorp, Inc.	323,555
25,740	West Coast Bancorp	54,054
52,691	Westfield Financial, Inc.	434,701
37,104	Whitney Holding Corp.	338,017

		7,086,113

Commercial Services & Supplies (3.6%):

13,780	ABM Industries, Inc.	284,695
20,790	CDI Corp.	269,230
12,010	Consolidated Graphics, Inc.*	420,590
19,917	Ennis, Inc.	334,406
19,489	Kforce, Inc.*	243,613
21,280	Korn/Ferry International*	351,120
11,090	Layne Christensen Co.*	318,394
61,939	LECG Corp.*	185,198
15,940	Navigant Consulting, Inc.*	236,868
8,640	United Stationers, Inc.*	491,184

		3,135,298

Communications Equipment (2.8%):

36,260	ADC Telecommunications, Inc.*	225,175
20,050	Anaren, Inc.*	301,753
8,207	Bel Fuse, Inc., Class B	176,368
13,385	Black Box Corp.	379,331
33,500	Dycom Industries, Inc.*	269,005
13,350	Plantronics, Inc.	346,833
46,820	Symmetricom, Inc.*	243,464
14,780	Tekelec*	225,838
56,290	Tellabs, Inc.*	319,727

		2,487,494

Computers & Peripherals (0.4%):

68,380	Adaptec, Inc.*	229,073
8,419	Electronics For Imaging, Inc.*	109,531

		338,604

Construction & Engineering (2.4%):

25,062	Comfort Systems USA, Inc.	309,265
22,370	Emcor Group, Inc.*	601,753
20,210	KBR, Inc.	383,990
20,060	KHD Humboldt Wedag International, Ltd.*	273,017
24,623	Pike Electric Corp.*	228,501
16,448	Sterling Construction Co., Inc.*	315,473

		2,111,999

Construction Materials (0.3%):

9,234	Eagle Materials, Inc.	240,546

Consumer Finance (0.8%):

20,770	Cash America International, Inc.	726,119

Containers & Packaging (1.7%):

6,318	Greif, Inc., Class A	341,046
16,001	Greif, Inc., Class B	802,450
16,110	Packaging Corp. of America	370,691

		1,514,187

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued

Diversified Consumer Services (1.2%):

17,137	CSS Industries, Inc.	$333,143
24,250	Regis Corp.	377,573
14,010	Sotheby’s	314,945

		1,025,661

Diversified Financial Services (0.9%):

21,310	ESSA Bancorp, Inc.	249,327
33,543	Medallion Financial Corp.	274,046
7,560	PICO Holdings, Inc.*	247,439

		770,812

Diversified Telecommunication Services (0.3%):

22,040	Warwick Valley Telephone Co.	287,622

Electric Utilities (2.5%):

15,800	ALLETE, Inc.	516,344
25,210	El Paso Electric Co.*	511,259
16,700	Great Plains Energy, Inc.	323,813
11,840	Hawaiian Electric Industries, Inc.	247,456
4,608	Maine & Maritimes Corp.	160,358
14,270	UIL Holdings Corp.	400,702

		2,159,932

Electrical Equipment (2.0%):

9,580	A.O. Smith Corp.	415,676
8,710	Acuity Brands, Inc.	310,424
15,900	Belden CDT, Inc.	348,528
40,878	GrafTech International, Ltd.*	635,653

		1,710,281

Electronic Equipment Instruments & Components (4.2%):

11,160	Anixter International, Inc.*	525,636
32,980	Benchmark Electronics, Inc.*	623,652
56,290	Brightpoint, Inc.*	413,731
22,965	CPI International, Inc.*	304,057
29,124	CTS Corp.	280,173
22,400	Electro Scientific Industries, Inc.*	242,368
9,968	Littlelfuse, Inc.*	320,471
32,040	Methode Electronics, Inc.	278,107
12,770	MTS Systems Corp.	367,010
56,735	Nam Tai Electronics, Inc.*	296,724

		3,651,929

Energy Equipment & Services (3.1%):

10,950	Dawson Geophysical Co.*	253,055
17,000	Gulf Island Fabrication, Inc.	357,510
4,590	Lufkin Industries, Inc.	335,988
25,710	Matrix Service Co.*	273,811
19,950	Patterson-UTI Energy, Inc.	306,232
13,490	T-3 Energy Services, Inc.*	343,995
28,826	TGC Industries, Inc.*	112,710
8,670	Tidewater, Inc.	415,726
46,067	Union Drilling, Inc.*	287,919

		2,686,946

Food & Staples Retailing (2.7%):

16,680	Casey’s General Stores, Inc.	532,425
28,380	Fresh Del Monte Produce, Inc.*	627,198
11,990	Ruddick Corp.	308,503
15,306	Spartan Stores, Inc.	218,723
17,780	Weis Markets, Inc.	646,481

		2,333,330

Food Products (0.1%):

13,820	Maui Land & Pineapple Co., Inc.*	76,701

Gas Utilities (1.3%):

15,060	Laclede Group, Inc. (The)	508,576
15,520	NICOR, Inc.	653,392

		1,161,968

Health Care Equipment & Supplies (1.0%):

5,250	Analogic Corp.	202,177
13,457	Cantel Medical Corp.*	271,562
28,160	Symmetry Medical, Inc.*	226,970
7,788	Young Innovations, Inc.	192,987

		893,696

Health Care Providers & Services (4.5%):

13,454	AmSurg Corp.*	296,257
32,070	Healthspring, Inc.*	564,753
24,060	Kindred Healthcare, Inc.*	444,148
9,340	Magellan Health Services, Inc.*	380,418
30,520	MedCath Corp.*	241,413
16,188	National Health Investors, Inc. REIT	598,794
57,260	NovaMed, Inc.*	222,169
6,760	Owens & Minor, Inc.	290,207
32,663	Res-Care, Inc.*	365,826
17,320	Triple-S Management Corp., Class B*	304,832
13,650	U.S. Physical Therapy, Inc.*	231,094

		3,939,911

Hotels, Restaurants & Leisure (1.7%):

43,840	Benihana, Inc., Class A*	166,154
15,940	Bob Evans Farms, Inc.	461,463
9,790	CEC Entertainment, Inc.*	312,497
13,430	Jack in the Box, Inc.*	264,168
14,900	Red Robin Gourmet Burgers*	266,710

		1,470,992

Household Durables (0.7%):

14,790	American Greetings Corp., Class A	322,274
18,664	Avatar Holdings, Inc.*	317,475

		639,749

Industrial Conglomerates (0.8%):

5,510	Ameron International Corp.	349,664
10,860	Harsco Corp.	350,018

		699,682

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued

Insurance (7.3%):

2,215	American Safety Insurance Holdings, Ltd.*	$32,007
17,039	Baldwin & Lyons, Inc., Class B	419,330
30,230	CNA Surety Corp.*	450,125
18,801	EMC Insurance Group, Inc.	404,409
24,236	FBL Financial Group, Inc., Class A	448,851
32,121	First Mercury Financial Corp.	440,379
10,340	Harleysville Group, Inc.	328,709
38,700	Horace Mann Educators Corp.	483,750
1,930	National Western Life Insurance Co., Class A	335,086
8,800	Navigators Group, Inc.*	414,568
7,580	RLI Corp.	403,635
16,330	Safety Insurance Group, Inc.	591,636
25,150	Stewart Information Services Corp.	283,692
106,843	United America Indemnity, Ltd., Class A*	846,196
28,381	United Fire & Casualty Co.	517,386

		6,399,759

Internet Software & Services (0.5%):

26,200	InfoSpace, Inc.*	224,534
28,450	United Online, Inc.	204,556

		429,090

IT Services (1.6%):

26,240	Acxiom Corp.*	352,141
8,274	CACI International, Inc., Class A*	404,185
17,860	CSG Systems International, Inc.*	340,947
5,880	Maximus, Inc.	294,000

		1,391,273

Leisure Equipment & Products (0.7%):

25,350	Brunswick Corp.	322,199
22,400	JAKKS Pacific, Inc.*	271,488

		593,687

Machinery (2.6%):

11,290	Astec Industries, Inc.*	304,152
11,280	CIRCOR International, Inc.	284,030
16,980	Enpro Industries, Inc.*	448,442
12,802	Freightcar America, Inc.	253,864
19,976	Kadant, Inc.*	318,817
14,580	Mueller Industries, Inc.	362,167
13,090	Robbins & Myers, Inc.	307,877

		2,279,349

Media (0.4%):

12,640	Scholastic Corp.	377,051

Metals & Mining (2.6%):

12,390	Carpenter Technology Corp.	333,911
34,410	Harry Winston Diamond Corp.	327,239
12,039	Haynes International, Inc.	396,926
9,010	L.B. Foster Co., Class A*	268,588
14,411	Olympic Steel, Inc.	469,510
19,710	RTI International Metals, Inc.*	496,101

		2,292,275

Multi-Utilities (3.0%):

29,790	Avista Corp.	643,166
22,750	Black Hills Corp.	605,832
8,140	CH Energy Group, Inc.	346,113
13,590	MGE Energy, Inc.	485,707
20,590	NorthWestern Corp.	535,752

		2,616,570

Multiline Retail (0.4%):

14,172	America’s Car-Mart, Inc.*	373,149

Oil, Gas & Consumable Fuels (2.8%):

11,170	Berry Petroleum Co., Class A	325,605
6,230	Cimarex Energy Co.	330,003
11,010	Forest Oil Corp.*	244,973
14,230	Holly Corp.	364,715
26,510	Mariner Energy, Inc.*	307,781
24,290	Stone Energy Corp.*	438,434
18,010	Swift Energy Co.*	431,520

		2,443,031

Paper & Forest Products (0.8%):

21,079	Potlatch Corp.	671,999

Real Estate Investment Trusts (REITs) (4.6%):

84,640	DCT Industrial Trust, Inc.	424,893
15,400	DuPont Fabros Technology, Inc.	277,046
37,170	Franklin Street Properties Corp.	543,054
12,740	Getty Realty Corp.	299,772
26,480	National Retail Properties, Inc.	561,905
20,540	Starwood Property Trust, Inc.	388,001
12,734	Sun Communities, Inc.	251,496
53,606	Sunstone Hotel Investors, Inc.*	476,021
13,800	Universal Health Realty Income Trust	442,014
26,380	Urstadt Biddle Properties, Inc., Class A	402,823

		4,067,025

Road & Rail (1.8%):

8,990	Arkansas Best Corp.	264,576
18,470	Heartland Express, Inc.	282,037
7,460	Ryder System, Inc.	307,128
37,740	Werner Enterprises, Inc.	746,874

		1,600,615

Semiconductors & Semiconductor Equipment (3.2%):

40,450	Amkor Technology, Inc.*	289,622
17,090	ATMI, Inc.*	318,216
45,800	Cirrus Logic, Inc.*	312,356
32,529	Fairchild Semiconductor International, Inc.*	324,965
42,107	Kulicke & Soffa Industries, Inc.*	226,957

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued

15,170	MKS Instruments, Inc.*	$264,110
27,872	OmniVision Technologies, Inc.*	404,980
28,241	Verigy, Ltd.*	363,461
23,471	Zoran Corp.*	259,354

		2,764,021

Software (1.7%):

8,890	Jack Henry & Associates, Inc.	205,537
42,830	Mentor Graphics Corp.*	378,189
25,654	Monotype Imaging Holdings, Inc.*	231,656
16,500	Parametric Technology Corp.*	269,610
12,850	Progress Software Corp.*	375,348

		1,460,340

Specialized REIT (0.6%):

65,840	DiamondRock Hospitality, Co.	557,665

Specialty Retail (3.9%):

34,451	AnnTaylor Stores Corp.*	469,912
43,660	Christopher & Banks Corp.	332,689
31,770	Finish Line, Inc. (The), Class A	398,713
30,340	Foot Locker, Inc.	337,988
18,767	Men’s Wearhouse, Inc. (The)	395,233
32,500	OfficeMax, Inc.*	412,425
145,152	Pacific Sunwear of California, Inc.*	577,705
29,110	Rent-A-Center, Inc.*	515,829

		3,440,494

Textiles, Apparel & Luxury Goods (1.4%):

26,360	Movado Group, Inc.	256,219
6,960	Phillips-Van Heusen Corp.	283,133
19,344	Shoe Carnival, Inc.*	395,972
9,500	Wolverine World Wide, Inc.	258,590

		1,193,914

Thrifts & Mortgage Finance (3.4%):

69,641	Bank Mutual Corp.	481,916
49,607	Brookline Bancorp, Inc.	491,605
31,242	Clifton Savings Bancorp, Inc.	292,738
41,002	Home Federal Bancorp, Inc.	545,737
35,479	Investors Bancorp, Inc.*	388,140
43,670	TrustCo Bank Corp.	275,121
25,710	Washington Federal, Inc.	497,231

		2,972,488

Trading Companies & Distributors (0.4%):

16,226	Kaman Corp., Class A	374,658

Wireless Telecommunication Services (1.0%):

25,360	NTELOS Holdings Corp.	451,915
23,040	Syniverse Holdings, Inc.*	402,739

		854,654

Total Common Stocks (Cost $76,931,720)		87,222,336

Investment Company (1.0%):
873,619	Dreyfus Treasury Prime Cash Management, 0.00%(a)	873,619

Total Investment Company (Cost $873,619)		873,619

Rights (0.0%):
Building Products (0.0%):

27,782	Builders FirstSource, Inc.*	6,798

Total Rights (Cost $ — )		6,798

Total Investment Securities (Cost $77,805,339)(b) — 100.5%		88,102,753
Net other assets (liabilities) — (0.5)%		(420,035)

Net Assets — 100.0%		$87,682,718

Percentages indicated are based on net assets as of December 31, 2009.

REIT—Real Estate Investment Trust

*	Non-income producing security.

(a)	The rate represents the effective yield at December 31, 2009.

(b)	Cost for federal income tax purposes is $82,236,938. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$14,020,820
Unrealized depreciation	(8,155,005)

Net unrealized appreciation	$5,865,815

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2009

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage
Bermuda	0.0%
British Virgin Islands	0.3
Canada	0.3
Cayman Islands	0.7
Singapore	0.4
United States	98.3

100.0%

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Statement of Assets and Liabilities
December 31, 2009

AZL
Columbia
Small Cap
Value Fund

Assets:
Investment securities, at cost	$77,805,339

Investment securities, at value	$88,102,753
Dividends receivable	130,965
Receivable for capital shares issued	15,624
Prepaid expenses	1,764

Total Assets	88,251,106

Liabilities:
Payable for investments purchased	431,927
Payable for capital shares redeemed	5,680
Manager fees payable	69,196
Administration fees payable	3,249
Distribution fees payable	18,133
Administrative and compliance services fees payable	2,122
Trustee fees payable	88
Other accrued liabilities	37,993

Total Liabilities	568,388

Net Assets	$87,682,718

Net Assets Consist of:
Capital	$96,519,523
Accumulated net investment income/(loss)	381,244
Accumulated net realized gains/(losses) from investment transactions	(19,515,463)
Net unrealized appreciation/(depreciation) on investments	10,297,414

Net Assets	$87,682,718

Shares of beneficial interest (unlimited number of shares authorized, no par value)	10,113,023
Net Asset Value (offering and redemption price per share)	$8.67

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL
Columbia
Small Cap
Value Fund

Investment Income:
Dividends	$1,210,839
Foreign withholding tax	(128)

Total Investment Income	1,210,711

Expenses:
Manager fees	573,331
Administration fees	30,624
Distribution fees	159,259
Custodian fees	48,888
Administrative and compliance services fees	3,604
Trustees’ fees	5,965
Professional fees	12,470
Shareholder reports	22,241
Recoupment of prior expenses reimbursed by the Manager	21,682
Other expenses	12,929

Total expenses before reductions	890,993
Less expenses voluntarily waived/reimbursed by the Manager	(31,853)
Less expenses paid indirectly	(29,677)

Net expenses	829,463

Net Investment Income/(Loss)	381,248

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(3,836,613)
Net realized gains/(losses) on futures transactions	377,765
Change in unrealized appreciation/depreciation on investments	20,099,039

Net Realized/Unrealized Gains/(Losses) on Investments	16,640,191

Change in Net Assets Resulting From Operations	$17,021,439

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Statements of Changes in Net Assets

	AZL Columbia Small Cap
	Value Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$381,248	$253,909
Net realized gains/(losses) on investment transactions	(3,458,848)	(14,165,079)
Change in unrealized appreciation/depreciation on investments	20,099,039	(5,580,399)

Change in net assets resulting from operations	17,021,439	(19,491,569)

Dividends to Shareholders:
From net investment income	(203,681)	(289,961)
From net realized gains on investments	—	(5,090,464)

Change in net assets resulting from dividends to shareholders	(203,681)	(5,380,425)

Capital Transactions:
Proceeds from shares issued	46,101,634	24,003,272
Proceeds from dividends reinvested	203,681	5,380,425
Value of shares redeemed	(11,860,374)	(27,560,035)

Change in net assets resulting from capital transactions	34,444,941	1,823,662

Change in net assets	51,262,699	(23,048,332)
Net Assets:
Beginning of period	36,420,019	59,468,351

End of period	$87,682,718	$36,420,019

Accumulated net investment income/(loss)	$381,244	$203,677

Share Transactions:
Shares issued	6,574,628	2,485,773
Dividends reinvested	24,161	577,919
Shares redeemed	(1,711,589)	(3,107,036)

Change in shares	4,887,200	(43,344)

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$6.97	$11.29	$13.20	$12.30	$12.06

Investment Activities:
Net Investment Income/(Loss)	0.02	0.04	0.05	0.03	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	1.70	(3.43)	(1.09)	1.57	0.40

Total from Investment Activities	1.72	(3.39)	(1.04)	1.60	0.41

Dividends to Shareholders From:
Net Investment Income	(0.02)	(0.05)	(0.03)	(0.01)	—
Net Realized Gains	—	(0.88)	(0.84)	(0.69)	(0.17)

Total Dividends	(0.02)	(0.93)	(0.87)	(0.70)	(0.17)

Net Asset Value, End of Period	$8.67	$6.97	$11.29	$13.20	$12.30

Total Return(a)	24.69%	(32.09)%	(8.24)%	13.40%	3.39%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$87,683	$36,420	$59,468	$73,914	$56,954
Net Investment Income/(Loss)	0.60%	0.52%	0.33%	0.28%	0.10%
Expenses Before Reductions(b)	1.40%	1.49%	1.29%	1.35%	1.41%
Expenses Net of Reductions	1.30%	1.37%	1.23%	1.31%	1.35%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.35%	1.37%	1.24%	1.31%	N/A
Portfolio Turnover Rate	45.74%	214.25%	60.22%	90.10%	111.78%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Columbia Small Cap Value Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. However, only Class 2 shares have been available since the Fund’s inception. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. During the year ended December 31, 2009, the Fund did not enter into any foreign currency exchange contracts.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. There were no futures contracts outstanding at period end. During the year ended December 31, 2009, the Fund had limited activity in these transactions.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2009.

The following is a summary of the effect of Derivative Instruments, on the Statement of Operations for the year ended December 31, 2009:

		Realized	Change in Unrealized
		Gain (Loss)	Appreciation
	Location of Gain (Loss)	on Derivatives	(Depreciation) on
	on Derivatives	Recognized in	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Income	in Income
Equity Contracts	Net realized gains/(losses) on futures transactions/change in unrealized appreciation/depreciation on investments	$377,765	$—

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and Columbia Management Advisors, LLC (“Columbia Advisors”), Columbia Advisors provides investment advisory services as the Subadvisor for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding,

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.35%.

For the year ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Columbia Small Cap Value Fund	0.90%	1.35%

*	The Manager voluntarily reduced the management fee to 0.85%. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time after April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

Expires
12/31/2011
AZL Columbia Small Cap Value Fund	$8,124

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $2,945 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Domestic+	$85,629,928	$—	$85,629,928
Common Stocks — Foreign(a)+	1,592,408	—	1,592,408
Rights	6,798	—	6,798
Investment Company	873,619	—	873,619

Total Investment Securities	$88,102,753	$—	$88,102,753

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Columbia Small Cap Value Fund	$62,978,490	$28,250,437

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Columbia Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires
	12/31/2016	12/31/2017
AZL Columbia Small Cap Value Fund	$11,562,152	$3,330,792

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $220,284 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Gains	Distributions(a)
AZL Columbia Small Cap Value Fund	$203,681	$—	$203,681

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Gains	Distributions(a)
AZL Columbia Small Cap Value Fund	$3,585,531	$1,794,894	$5,380,425

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Accumulated
			Capital		Total
	Undistributed		and		Accumulated
	Ordinary	Accumulated	Other	Unrealized	Earnings
	Income	Earnings	Losses	Appreciation(b)	(Deficit)
AZL Columbia Small Cap Value Fund	$410,608	$410,608	$(15,113,228)	$5,865,815	$(8,836,805)

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Columbia Small Cap Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2009, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Subsequent Event (Unaudited):

On September 30, 2009, Ameriprise Financial, Inc.(“Ameriprise”) announced that it entered into a definitive agreement with Bank of America, N.A. and Bank of America Corporation (collectively, “BOA”) to acquire the long-term asset management business of Columbia Management Group, LLC, and certain affiliated companies, including Columbia Advisors, who serves as subadviser to the Fund. The transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010. Upon closing, all subadvisory agreements between the Manager and Columbia Advisors are expected to terminate. It is anticipated that, upon approval of the Trustees, a new subadvisory agreement will be entered into with RiverSource, a wholly-owned subsidiary of Ameriprise.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

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independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

27

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

28

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

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Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

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Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® Davis NY Venture Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Davis NY Venture Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Davis NY Venture Fund and Davis Selected Advisers, L.P. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2009?
For the 12-month period ended December 31, 2009 the AZL® Davis NY Venture Fund returned 31.83%1. That compared to a 19.69% total return for its benchmark, the Russell 1000® Value Index2.
A weak economic environment and unsettled financial markets contributed to a downturn in the stock market early in the period. A series of fiscal and monetary actions by the government appeared to stanch those declines, and investors returned to stocks in early March. The resulting rally lasted for the rest of the period.
The Fund performed well in the recovery, benefiting in absolute terms from the strong returns of sectors such as financials, information technology and energy.
The Fund benefited from its significantly overweight position relative to its benchmark in the financial services sector. Stock selection in the energy sector also benefited the Fund’s relative performance—several of the Fund’s best-performing holdings were shares of energy companies. At the same time, however, certain holdings in this sector dragged on performance, including one energy holding that was the Fund’s worst performer during the 12-month period.
We positioned the Fund’s portfolio with an approximately 13% weighting in shares of foreign companies. The Fund’s foreign stocks outperformed its U.S. holdings, benefiting performance relative to the Fund’s purely domestic benchmark.
Though the information technology sector was the second-largest contributor to performance on an absolute basis, the Fund’s underweight position relative to its benchmark dragged on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[2]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® Davis NY Venture Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests the majority of its assets in equity securities issued by large companies with market capitalization of at least $10 billion that the Subadviser believes are of high quality.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

				Since
	1	3	5	Inception
	Year	Year	Year	(11/5/01)

AZL® Davis NY Venture Fund	31.83%	-6.52%	0.41%	1.83%

Russell 1000® Value Index	19.69%	-8.96%	-0.25%	3.53%

Expense Ratio

Gross	1.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager voluntarily reduced the management fee to 0.75% on the first $100 million of assets, 0.70% on assets from $100 million to $500 million, and 0.65% on assets over $500 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided by the Fund. Investors cannot invest directly in an index.
The hypothetical $10,000 investment for the Russell 1000® Value Index is calculated from 10/31/01.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Davis NY Venture Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Davis NY Venture Fund	$1,000.00	$1,243.00	$5.94	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Davis NY Venture Fund	$1,000.00	$1,019.91	$5.35	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Davis NY Venture Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Air Freight & Logistics	0.5%
Automobiles	1.3
Beverages	3.3
Broadcasting	0.1
Capital Markets	4.3
Chemicals	0.7
Commercial Banks	4.9
Commercial Services & Supplies	1.3
Computers & Peripherals	1.5
Construction Materials	1.4
Consumer Finance	4.4
Containers & Packaging	1.8
Diversified Consumer Services	1.0
Diversified Financial Services	3.6
Electrical Equipment	0.6
Electronic Equipment Instruments & Components	1.2
Energy Equipment & Services	0.8
Food & Staples Retailing	5.9
Food Products	0.3
Health Care Equipment & Supplies	1.2
Health Care Providers & Services	2.7
Household Durables	0.2
Household Products	1.7
Independent Power Producers & Energy Traders	0.3
Industrial Conglomerates	1.6
Insurance	10.4
Internet & Catalog Retail	0.6
Internet Software & Services	1.9
Machinery	0.1
Marine	0.8
Media	3.8
Metals & Mining	0.9
Oil, Gas & Consumable Fuels	14.1
Paper & Forest Products	1.3
Personal Products	0.5
Pharmaceuticals	5.5
Real Estate Management & Development	0.9
Semiconductors & Semiconductor Equipment	1.8
Software	2.8
Specialty Retail	2.3
Tobacco	0.9
Transportation Infrastructure	0.3
Investment Company	4.6

100.1%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Common Stocks (94.7%):
Air Freight & Logistics (0.5%):

48,310	United Parcel Service, Inc., Class B	$2,771,545

Automobiles (0.7%):

171,200	Harley-Davidson, Inc.	4,314,240

Beverages (3.3%):

78,700	Coca-Cola Co. (The)	4,485,900
106,300	Diageo plc ADR	7,378,283
164,876	Heineken Holding NV	6,907,101

		18,771,284

Broadcasting (0.1%):

8,526	Liberty Media-Starz, Series A*	393,475

Capital Markets (4.3%):

97,500	Ameriprise Financial, Inc.	3,784,950
563,900	Bank of New York Mellon Corp.	15,772,283
146,600	GAM Holding, Ltd.	1,784,321
19,420	Goldman Sachs Group, Inc.	3,278,873

		24,620,427

Chemicals (0.7%):

34,800	Monsanto Co.	2,844,900
12,392	Potash Corp. of Saskatchewan, Inc.	1,344,532

		4,189,432

Commercial Banks (4.9%):

146,600	Julius Baer Group, Ltd.	5,121,327
859,046	Wells Fargo & Co.	23,185,651

		28,306,978

Commercial Services & Supplies (1.3%):

333,100	Iron Mountain, Inc.*	7,581,356

Computers & Peripherals (1.5%):

171,700	Hewlett-Packard Co.	8,844,267

Construction Materials (1.4%):

42,900	Martin Marietta Materials, Inc.	3,835,689
76,100	Vulcan Materials Co.	4,008,187

		7,843,876

Consumer Finance (4.4%):

576,000	American Express Co.	23,339,520
19,730	Visa, Inc., Class A	1,725,586

		25,065,106

Containers & Packaging (1.8%):

469,900	Sealed Air Corp.	10,272,014

Diversified Consumer Services (1.0%):

253,400	H&R Block, Inc.	5,731,908

Diversified Financial Services (3.6%):

30,264	Bank of America Corp.	455,776
384,736	JPMorgan Chase & Co.	16,031,949
154,500	Moody’s Corp.	4,140,600

		20,628,325

Electrical Equipment (0.6%):

180,950	ABB, Ltd. ADR	3,456,145

Electronic Equipment Instruments & Components (1.2%):

227,800	Agilent Technologies, Inc.*	7,077,746

Energy Equipment & Services (0.8%):

52,879	Transocean, Ltd.*	4,378,381

Food & Staples Retailing (5.9%):

354,300	Costco Wholesale Corp.	20,963,931
402,149	CVS Caremark Corp.	12,953,219

		33,917,150

Food Products (0.3%):

40,500	Hershey Co.	1,449,495

Health Care Equipment & Supplies (1.2%):

70,000	Becton Dickinson & Co.	5,520,200
43,800	CareFusion Corp.*	1,095,438

		6,615,638

Health Care Providers & Services (2.7%):

87,600	Cardinal Health, Inc.	2,824,224
106,500	Express Scripts, Inc.*	9,206,925
32,500	Laboratory Corp. of America Holdings*	2,432,300
27,100	UnitedHealth Group, Inc.	826,008

		15,289,457

Household Durables (0.2%):

400	Garmin, Ltd.	12,280
19,992	Hunter Douglas NV	975,269

		987,549

Household Products (1.7%):

162,900	Procter & Gamble Co. (The)	9,876,627

Independent Power Producers & Energy Traders (0.3%):

148,000	AES Corp. (The)*	1,969,880

Industrial Conglomerates (1.6%):

1,518,004	China Merchants Holdings International Co., Ltd.	4,890,409
114,600	Tyco International, Ltd.	4,088,928

		8,979,337

Insurance (10.4%):

215	Berkshire Hathaway, Inc., Class A*	21,328,000
484	Berkshire Hathaway, Inc., Class B*	1,590,424
10,700	Everest Re Group, Ltd.	916,776
5,610	Fairfax Financial Holdings, Ltd.	2,187,676
388,900	Loews Corp.	14,136,515

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Insurance, continued

1,540	Markel Corp.*	$523,600
39,800	Principal Financial Group, Inc.	956,792
684,460	Progressive Corp. (The)*	12,313,435
112,718	Transatlantic Holdings, Inc.	5,873,735

		59,826,953

Internet & Catalog Retail (0.6%):

18,450	Amazon.com, Inc.*	2,481,894
106,650	Liberty Media Corp. — Capital, Series A*	1,156,086

		3,637,980

Internet Software & Services (1.9%):

17,800	Google, Inc., Class A*	11,035,644

Machinery (0.1%):

18,800	PACCAR, Inc.	681,876

Marine (0.8%):

1,193,500	China Shipping Development Co., Ltd., Share H	1,778,669
30,900	Kuehne & Nagel International AG, Registered Shares	2,989,838

		4,768,507

Media (3.8%):

210,900	Comcast Corp., Class A	3,376,509
85,274	DIRECTV Group, Inc. (The), Class A*	2,843,904
115,500	Grupo Televisa SA ADR	2,397,780
22,600	Lagardere S.C.A.	911,833
549,600	News Corp.	7,524,024

Shares or
Principal		Fair
Amount		Value
146,000	Walt Disney Co. (The)	$4,708,500

		21,762,550

Metals & Mining (0.9%):

79,600	BHP Billiton plc	2,542,304
51,545	Rio Tinto plc	2,777,721

		5,320,025

Oil, Gas & Consumable Fuels (14.1%):

199,300	Canadian Natural Resources, Ltd.	14,339,635
2,556,500	China Coal Energy Co., Share H	4,636,054
40,100	ConocoPhillips	2,047,907
250,200	Devon Energy Corp.	18,389,700
199,700	EOG Resources, Inc.	19,430,810
230,700	Occidental Petroleum Corp.	18,767,445
330,000	OGX Petroleo e Gas Participacoes SA	3,226,830

		80,838,381

Paper & Forest Products (1.1%):

339,320	Sino-Forest Corp., Class A	6,289,233

Personal Products (0.5%):

43,240	Mead Johnson Nutrition Co., Class A	1,889,588
35,000	Natura Cosmeticos SA	729,593

		2,619,181

Pharmaceuticals (5.5%):

188,800	Johnson & Johnson Co.	12,160,608
396,532	Merck & Co., Inc.	14,489,279
269,700	Pfizer, Inc.	4,905,843

		31,555,730

Real Estate Management & Development (0.9%):

75,000	Brookfield Asset Management, Inc., Class A	1,663,500
681,700	Hang Lung Group, Ltd.	3,372,578

		5,036,078

Semiconductors & Semiconductor Equipment (1.8%):

390,000	Texas Instruments, Inc.	10,163,400

Software (2.8%):

236,300	Activision Blizzard, Inc.*	2,625,293
441,500	Microsoft Corp.	13,461,335

		16,086,628

Specialty Retail (2.3%):

215,100	Bed Bath & Beyond, Inc.*	8,309,313
202,220	CarMax, Inc.*	4,903,835

		13,213,148

Tobacco (0.9%):

106,300	Philip Morris International, Inc.	5,122,597

Transportation Infrastructure (0.3%):

867,609	Cosco Pacific, Ltd.	1,101,621
72,100	LLX Logistica SA*	414,259

		1,515,880

Total Common Stocks (Cost $432,747,142)		542,805,429

Corporate Bonds (0.6%):
Automobiles (0.6%):

3,000,000	Harley-Davidson, Inc., 15.00%, 2/1/14(a)	3,672,045

Total Corporate Bonds (Cost $3,000,000)		3,672,045

Convertible Bonds (0.2%):
Paper & Forest Products (0.2%):

688,000	Sino-Forest Corp., 5.00%, 8/1/13(a)	812,700

Total Convertible Bonds (Cost $688,000)		812,700

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Investment Company (4.6%):
26,329,883	Dreyfus Treasury Prime Cash Management, 0.00%(b)	$26,329,883

Total Investment Company (Cost $26,329,883)		26,329,883

Total Investment Securities (Cost $462,765,025)(c) — 100.1%		573,620,057
Net other assets (liabilities) — (0.1)%		(314,988)

Net Assets — 100.0%		$573,305,069

Percentages indicated are based on net assets as of December 31, 2009.

ADR—American Depository Receipt

plc—Public Liability Company

*	Non-income producing security.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the board of Trustees. As of December 31, 2009, these securities represent 0.8% of the net asset of the Fund.

(b)	The rate represents the effective yield at December 31, 2009.

(c)	Cost for federal income tax purposes is $471,003,072. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$119,310,180
Unrealized depreciation	(16,693,195)

Net unrealized appreciation	$102,616,985

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage
Bermuda	0.2%
Brazil	0.8
Canada	4.5
Cayman Islands	0.0
China	1.1
France	0.2
Hong Kong	1.6
Mexico	0.4
Netherlands	1.4
Switzerland	3.8
United Kingdom	2.2
United States	83.8

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Statement of Assets and Liabilities
December 31, 2009

AZL Davis
NY Venture
Fund

Assets:
Investment securities, at cost	$462,765,025

Investment securities, at value	$573,620,057
Interest and dividends receivable	497,286
Foreign currency, at value (cost $46,862)	51,415
Receivable for capital shares issued	31,566
Receivable for investments sold	410,503
Reclaims receivable	75,330
Prepaid expenses	11,449

Total Assets	574,697,606

Liabilities:
Payable for investments purchased	570,481
Payable for capital shares redeemed	138,262
Manager fees payable	337,098
Administration fees payable	20,909
Distribution fees payable	119,854
Administrative and compliance services fees payable	13,773
Trustee fees payable	570
Other accrued liabilities	191,590

Total Liabilities	1,392,537

Net Assets	$573,305,069

Net Assets Consist of:
Capital	$669,781,645
Accumulated net investment income/(loss)	8,356,843
Accumulated net realized gains/(losses) from investment transactions	(215,699,782)
Net unrealized appreciation/(depreciation) on investments	110,866,363

Net Assets	$573,305,069

Shares of beneficial interest (unlimited number of shares authorized, no par value)	54,154,102
Net Asset Value (offering and redemption price per share)	$10.59

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL Davis
NY Venture
Fund

Investment Income:
Interest	$439,308
Dividends	13,294,334
Foreign withholding tax	(68,922)

Total Investment Income	13,664,720

Expenses:
Manager fees	3,690,670
Administration fees	231,041
Distribution fees	1,230,223
Custodian fees	24,516
Administrative and compliance services fees	25,482
Trustees’ fees	46,787
Professional fees	77,366
Shareholder reports	97,268
Other expenses	21,144

Total expenses before reductions	5,444,497
Less expenses voluntarily waived/reimbursed by the Manager	(206,495)
Less expenses paid indirectly	(30,160)

Net expenses	5,207,842

Net Investment Income/(Loss)	8,456,878

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(57,272,414)
Net realized gains/(losses) on futures transactions	218,973
Change in unrealized appreciation/depreciation on investments	195,511,316

Net Realized/Unrealized Gains/(Losses) on Investments	138,457,875

Change in Net Assets Resulting From Operations	$146,914,753

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Statements of Changes in Net Assets

	AZL Davis
	NY Venture Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$8,456,878	$3,941,358
Net realized gains/(losses) on investment transactions	(57,053,441)	(158,359,985)
Change in unrealized appreciation/depreciation on investments	195,511,316	(56,118,107)

Change in net assets resulting from operations	146,914,753	(210,536,734)

Dividends to Shareholders:
From net investment income	(3,881,294)	(4,756,657)
From net realized gains on investments	—	(12,798,191)

Change in net assets resulting from dividends to shareholders	(3,881,294)	(17,554,848)

Capital Transactions:
Proceeds from shares issued	73,164,815	145,125,797
Proceeds from shares issued in merger	—	122,912,767
Proceeds from dividends reinvested	3,881,294	17,554,848
Value of shares redeemed	(98,769,181)	(177,805,484)

Change in net assets resulting from capital transactions	(21,723,072)	107,787,928

Change in net assets	121,310,387	(120,303,654)
Net Assets:
Beginning of period	451,994,682	572,298,336

End of period	$573,305,069	$451,994,682

Accumulated net investment income/(loss)	$8,356,843	$3,846,358

Share Transactions:
Shares issued	9,390,578	12,803,368
Shares issued in merger	—	17,509,842
Dividends reinvested	389,297	1,614,981
Shares redeemed	(11,529,737)	(16,540,133)

Change in shares	(1,749,862)	15,388,058

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$8.09	$14.13	$13.61	$11.99	$11.13

Investment Activities:
Net Investment Income/(Loss)	0.16	0.07	0.11	0.06	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	2.41	(5.70)	0.47	1.59	1.04

Total from Investment Activities	2.57	(5.63)	0.58	1.65	1.07

Dividends to Shareholders From:
Net Investment Income	(0.07)	(0.11)	(0.06)	(0.03)	(0.01)
Net Realized Gains	—	(0.30)	—	—	(0.20)

Total Dividends	(0.07)	(0.41)	(0.06)	(0.03)	(0.21)

Net Asset Value, End of Period	$10.59	$8.09	$14.13	$13.61	$11.99

Total Return(a)	31.83%	(40.50)%	4.15%	13.91%	9.68%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$573,305	$451,995	$572,298	$538,315	$348,036
Net Investment Income/(Loss)	1.72%	0.83%	0.82%	0.61%	0.54%
Expenses Before Reductions(b)	1.11%	1.12%	1.09%	1.12%	1.20%
Expenses Net of Reductions	1.06%	1.07%	1.09%	1.12%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.06%	1.08%	1.09%	1.12%	1.20%
Portfolio Turnover Rate	23.29%	25.95%	14.67%	8.49%	3.62%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Davis NY Venture Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. However, only Class 2 shares have been available since the Fund’s inception. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2009

quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2009

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2009

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. There were no foreign currency exchange contracts outstanding at period end. During the year ended December 31, 2009, the Fund had limited activity in these transactions.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. There were no futures contracts outstanding at period end. During the year ended December 31, 2009, the Fund had limited activity in these transactions.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2009.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

		Realized	Change in Unrealized
		Gain (Loss)	Appreciation
	Location of Gain (Loss)	on Derivatives	(Depreciation) on
	on Derivatives	Recognized in	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Income	in Income
Equity Contracts	Net realized gains/(losses) on futures transactions/change in unrealized appreciation/depreciation on investments	$218,973	$—
Foreign Exchange Contracts	Net realized gains/(losses) on securities and foreign currency transactions/change in unrealized appreciation/depreciation on investments	$(821)	$—

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement between the Manager and Davis Selected Advisers, L.P. (“Davis”), Davis provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2009

incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Davis NY Venture Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.75% on the first $100 million of assets, 0.70% on next $400 million and 0.65% on assets above $500 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time after April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $24,575 was paid from the Fund relating to these fees and expenses.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2009

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Domestic+	$450,192,554	$—	$450,192,554
Common Stocks — Foreign(a):
Beverages	7,378,283	6,907,101	14,285,384
Capital Markets	—	1,784,321	1,784,321
Commercial Banks	—	5,121,327	5,121,327
Household Durables	12,280	975,269	987,549
Industrial Conglomerates	4,088,928	4,890,409	8,979,337
Marine	—	4,768,507	4,768,507
Media	2,397,780	911,833	3,309,613
Metals & Mining	—	5,320,025	5,320,025
Oil, Gas & Consumable Fuels	17,566,465	4,636,054	22,202,519
Real Estate Management & Development	1,663,500	3,372,578	5,036,078
Transportation Infrastructure	414,259	1,101,621	1,515,880
All Other Common Stocks — Foreign+	19,302,335	—	19,302,335
Convertible Bonds	—	812,700	812,700
Corporate Bonds	—	3,672,045	3,672,045
Investment Company	26,329,883	—	26,329,883

Total Investment Securities	$529,346,267	$44,273,790	$573,620,057

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2009

5. Security Purchases and Sales

For the year ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Davis NY Venture Fund	$108,441,300	$116,980,004

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2009, the Fund held restricted securities representing 0.8% of net assets all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2009 are identified below:

	Acquisition	Acquisition	Principal	Fair
Security	Date	Cost	Amount	Value
Harley-Davidson, Inc. 15.00%, 2/1/14	2/2/09	$3,000,000	$3,000,000	$3,672,045
Sino Forest Corp., 5.00%, 8/1/13	7/17/08	688,000	688,000	812,700

7. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009, the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires	Expires
	12/31/2015	12/31/2016	12/31/2017
AZL Davis NY Venture Fund	$119,495,375	$30,736,138	$44,314,504

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $14,210,034 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Davis NY Venture Fund	$3,881,294	$—	$3,881,294

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Davis NY Venture Fund
Notes to the Financial Statements, continued
December 31, 2009

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Davis NY Venture Fund	$5,853,449	$11,701,399	$17,554,848

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Accumulated
			Capital		Total
	Undistributed		and		Accumulated
	Ordinary	Accumulated	Other	Unrealized	Earnings
	Income	Earnings	Losses	Appreciation(a)	(Deficit)
AZL Davis NY Venture Fund	$9,651,159	$9,651,159	$(208,756,051)	$102,628,316	$(96,476,576)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Davis NY Venture Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2009, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

24

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

25

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

26

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

27

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

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Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

29

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® Dreyfus Equity Growth Fund
(formerly AZL® Dreyfus Founders Equity Growth Fund)
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Dreyfus Equity Growth Fund (formerly AZL® Dreyfus Founders Equity Growth Fund)
Allianz Investment Management LLC serves as the Manager for the AZL® Dreyfus Equity Growth Fund and the Dreyfus Corporation serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2009?
Effective September 1, 2009 the Dreyfus Corporation replaced Founders Asset Management LLC as the Subadviser to the AZL® Dreyfus Equity Growth Fund.
For the 12-month period ended December 31, 2009, the AZL® Dreyfus Equity Growth Fund returned 34.76%1. That compared to a 37.21% total return for its benchmark, the Russell 1000® Growth Index2.
This Fund’s subadviser uses a bottom-up, analyst-driven approach that identifies opportunities for strong earnings growth. The period started in an extremely challenging environment for growth stocks. The market then rebounded, beginning in the first quarter, and the recovery lasted for the rest of the period. Growth stocks posted especially strong returns, boosting the Fund’s absolute performance.
With the new subadviser assuming management responsibility for the Fund during the first quarter. The change necessitated unwinding certain positions while the market was down. In particular, the new subadviser sold off sizeable positions in two large insurance providers and two major financial institutions. Those stocks outperformed the benchmark for the remainder of the period, so divesting the Fund of them weighed on relative returns. Certain holdings in the health care sector also reduced relative performance, notably shares of a pharmaceutical company that dropped after the firm issued a disappointing profit outlook.*
Following the subadviser change, stock selection benefited both absolute and relative performance across most sectors of the Fund. An approach favoring aggressive choices rather than defensive names in the consumer staples and consumer discretionary sectors helped the Fund’s performance relative to its benchmark. Maintaining an underweight position in defensive stocks throughout the year enhanced relative returns across many sectors.*
Stock selection also benefited relative performance in the industrials, materials and technology sectors. Early identification of turnarounds by two communications companies helped the Fund make up ground against its benchmark. Similarly, a decision to divest holdings in a large energy company in early March helped reduce its drag on relative return.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[2]	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Dreyfus Equity Growth Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its total assets in common stocks of large, well-established and mature companies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

				Since
	1	3	5	Inception
	Year	Year	Year	(11/5/01)

AZL® Dreyfus Equity Growth Fund	34.76%	-5.07%	0.20%	-0.14%

Russell 1000® Growth Index	37.21%	-1.89%	1.63%	1.48%

Expense Ratio
Gross	1.10%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.70% limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.
The hypothetical $10,000 investment for the Russell 1000® Growth Index is calculated from 10/31/01.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Dreyfus Equity Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Dreyfus Equity Growth Fund	$1,000.00	$1,243.60	$5.82	1.03%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Dreyfus Equity Growth Fund	$1,000.00	$1,020.01	$5.24	1.03%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Dreyfus Equity Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Aerospace & Defense	2.3%
Asset Management & Custody Banks	2.5
Auto Components	1.0
Beverages	4.4
Biotechnology	6.6
Chemicals	2.8
Communications Equipment	4.8
Computers & Peripherals	9.0
Diversified Financial Services	0.4
Electronic Equipment Instruments & Components	1.3
Energy Equipment & Services	1.8
Food & Staples Retailing	1.2
Health Care Equipment & Supplies	1.3
Health Care Providers & Services	3.4
Hotels, Restaurants & Leisure	0.6
Household Durables	0.7
Household Products	4.1
Industrial Conglomerates	1.0
Insurance	0.5
Internet Software & Services	3.9
IT Services	1.0
Life Sciences Tools & Services	0.6
Machinery	2.9
Media	1.5
Metals & Mining	1.1
Multiline Retail	3.3
Oil, Gas & Consumable Fuels	3.9
Personal Products	1.0
Pharmaceuticals	4.8
Road & Rail	2.1
Semiconductors & Semiconductor Equipment	2.1
Software	13.3
Specialty Retail	5.2
Tobacco	2.7
Investment Company	0.9

100.0%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Common Stocks (99.1%):
Aerospace & Defense (2.3%):

22,020	Rockwell Collins, Inc.	$1,219,027
33,210	United Technologies Corp.	2,305,106

		3,524,133

Asset Management & Custody Banks (2.5%):

6,280	BlackRock, Inc.	1,458,216
43,870	T. Rowe Price Group, Inc.	2,336,078

		3,794,294

Auto Components (1.0%):

34,500	Autoliv, Inc.	1,495,920

Beverages (4.4%):

76,720	Coca-Cola Enterprises, Inc.	1,626,464
86,400	PepsiCo, Inc.	5,253,120

		6,879,584

Biotechnology (6.6%):

33,190	Alexion Pharmaceuticals, Inc.*	1,620,336
59,350	Amgen, Inc.*	3,357,430
26,580	Celgene Corp.*	1,479,974
34,651	Gilead Sciences, Inc.*	1,499,695
27,010	Human Genome Sciences, Inc.*	826,506
31,460	Vertex Pharmaceuticals, Inc.*	1,348,061

		10,132,002

Chemicals (2.8%):

29,770	Albemarle Corp.	1,082,735
49,540	Celanese Corp., Series A	1,590,234
17,920	CF Industries Holdings, Inc.	1,626,778

		4,299,747

Communications Equipment (4.8%):

227,990	Cisco Systems, Inc.*	5,458,080
75,031	Juniper Networks, Inc.*	2,001,077

		7,459,157

Computers & Peripherals (9.0%):

32,648	Apple, Inc.*	6,884,157
82,720	EMC Corp.*	1,445,119
80,020	Hewlett-Packard Co.	4,121,830
47,640	Teradata Corp.*	1,497,325

		13,948,431

Diversified Financial Services (0.4%):

45,900	Discover Financial Services	675,189

Electronic Equipment Instruments & Components (1.3%):

40,330	Agilent Technologies, Inc.*	1,253,053
16,600	Dolby Laboratories, Inc., Class A*	792,318

		2,045,371

Energy Equipment & Services (1.8%):

22,650	Cameron International Corp.*	946,770
30,730	Halliburton Co.	924,666
10,170	Transocean, Ltd.*	842,076

		2,713,512

Food & Staples Retailing (1.2%):

62,660	Supervalu, Inc.	796,409
40,490	Whole Foods Market, Inc.*	1,111,450

		1,907,859

Health Care Equipment & Supplies (1.3%):

22,670	Covidien plc	1,085,666
17,180	Hospira, Inc.*	876,180

		1,961,846

Health Care Providers & Services (3.4%):

23,180	Aetna, Inc.	734,806
16,700	DaVita, Inc.*	980,958
21,300	Medco Health Solutions, Inc.*	1,361,283
18,050	MEDNAX, Inc.*	1,085,166
35,500	Universal Health Services, Inc., Class B	1,082,750

		5,244,963

Hotels, Restaurants & Leisure (0.6%):

32,004	Carnival Corp.*	1,014,207

Household Durables (0.7%):

69,780	Newell Rubbermaid, Inc.	1,047,398

Household Products (4.1%):

31,370	Clorox Co. (The)	1,913,570
35,114	Colgate-Palmolive Co.	2,884,615
25,390	Energizer Holdings, Inc.*	1,555,899

		6,354,084

Industrial Conglomerate (1.0%):

42,850	Tyco International, Ltd.	1,528,888

Insurance (0.5%):

15,120	Prudential Financial, Inc.	752,371

Internet Software & Services (3.9%):

1	AOL, Inc.*	15
7,910	Equinix, Inc.*	839,646
8,397	Google, Inc., Class A*	5,205,972

		6,045,633

IT Services (1.0%):

81,020	Western Union Co.	1,527,227

Life Sciences Tools & Services (0.6%):

20,260	Thermo Fisher Scientific, Inc.*	966,199

Machinery (2.9%):

34,310	Caterpillar, Inc.	1,955,327
24,010	Cummins, Inc.	1,101,098
34,752	Dover Corp.	1,446,031

		4,502,456

Media (1.5%):

146,360	Interpublic Group of Cos., Inc. (The)*	1,080,137
40,786	Time Warner, Inc.	1,188,504

		2,268,641

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued

Metals & Mining (1.1%):

107,330	Alcoa, Inc.	$1,730,160

Multiline Retail (3.3%):

26,710	Kohl’s Corp.*	1,440,470
35,550	Nordstrom, Inc.	1,335,969
46,740	Target Corp.	2,260,814

		5,037,253

Oil, Gas & Consumable Fuels (3.9%):

17,980	Consol Energy, Inc.	895,404
12,010	EOG Resources, Inc.	1,168,573
12,720	Noble Energy, Inc.	905,918
18,610	Occidental Petroleum Corp.	1,513,924
31,420	Southwestern Energy Co.*	1,514,444

		5,998,263

Personal Products (1.0%):

31,850	Estee Lauder Co., Inc. (The), Class A	1,540,266

Pharmaceuticals (4.8%):

45,450	Abbott Laboratories	2,453,846
77,960	Merck & Co., Inc.	2,848,658
70,654	Pfizer, Inc.	1,285,196
13,980	Shire plc ADR	820,626

		7,408,326

Road & Rail (2.1%):

27,360	Norfolk Southern Corp.	1,434,211
28,446	Union Pacific Corp.	1,817,700

		3,251,911

Semiconductors & Semiconductor Equipment (2.1%):

67,189	Broadcom Corp., Class A*	2,113,094
31,490	KLA-Tencor Corp.	1,138,678

		3,251,772

Software (13.3%):

51,280	Autodesk, Inc.*	1,303,025
45,000	BMC Software, Inc.*	1,804,500
61,230	Informatica Corp.*	1,583,408
253,400	Microsoft Corp.	7,726,166
143,780	Oracle Corp.	3,528,361
22,010	Salesforce.com, Inc.*	1,623,678
37,230	Sybase, Inc.*	1,615,782
32,950	VMware, Inc., Class A*	1,396,421

		20,581,341

Specialty Retail (5.2%):

35,650	Best Buy Co., Inc.	1,406,749
30,330	Dick’s Sporting Goods, Inc.*	754,307
63,700	Gap, Inc. (The)	1,334,515
45,925	Home Depot, Inc.	1,328,610
65,630	Limited Brands, Inc.	1,262,721
77,430	Staples, Inc.	1,904,004

		7,990,906

Tobacco (2.7%):

85,199	Philip Morris International, Inc.	4,105,740

Total Common Stocks (Cost $120,689,555)		152,985,050

Investment Company (0.9%):
1,385,703	Dreyfus Treasury Prime Cash Management, 0.00%(a)	1,385,703

Total Investment Company (Cost $1,385,703)		1,385,703

Total Investment Securities (Cost $122,075,258)(b) — 100.0%		154,370,753
Net other assets (liabilities) — 0.0%		16,847

Net Assets — 100.0%		$154,387,600

Percentages indicated are based on net assets as of December 31, 2009.

ADR—American Depository Receipt

plc—Public Liability Company

*	Non-income producing security.

(a)	The rate represents the effective yield at December 31, 2009.

(b)	Cost for federal income tax purposes is $126,198,182. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$32,603,338
Unrealized depreciation	(4,430,767)

Net unrealized appreciation	$28,172,571

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2009

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage
Ireland	0.7%
Panama	0.7
Switzerland	1.5
United Kingdom	0.5
United States	96.6

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Statement of Assets and Liabilities
December 31, 2009

AZL Dreyfus
Equity Growth
Fund

Assets:
Investment securities, at cost	$122,075,258

Investment securities, at value	$154,370,753
Dividends receivable	160,801
Receivable for capital shares issued	26,304
Prepaid expenses	3,098

Total Assets	154,560,956

Liabilities:
Payable for capital shares redeemed	733
Manager fees payable	91,246
Administration fees payable	5,694
Distribution fees payable	32,588
Administrative and compliance services fees payable	3,728
Trustee fees payable	154
Other accrued liabilities	39,213

Total Liabilities	173,356

Net Assets	$154,387,600

Net Assets Consist of:
Capital	$176,419,481
Accumulated net investment income/(loss)	665,050
Accumulated net realized gains/(losses) from investment transactions	(54,992,426)
Net unrealized appreciation/(depreciation) on investments	32,295,495

Net Assets	$154,387,600

Shares of beneficial interest (unlimited number of shares authorized, no par value)	19,650,247
Net Asset Value (offering and redemption price per share)	$7.86

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL Dreyfus
Equity Growth
Fund

Investment Income:
Dividends	$1,963,143
Foreign withholding tax	(122)

Total Investment Income	1,963,021

Expenses:
Manager fees	1,044,673
Administration fees	62,823
Distribution fees	335,724
Custodian fees	5,903
Administrative and compliance services fees	6,999
Trustees’ fees	12,741
Professional fees	16,955
Shareholder reports	17,580
Other expenses	8,126

Total expenses before reductions	1,511,524
Less expenses voluntarily waived/reimbursed by the Manager	(104,648)
Less expenses paid indirectly	(108,908)

Net expenses	1,297,968

Net Investment Income/(Loss)	665,053

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(24,934,979)
Change in unrealized appreciation/depreciation on investments	65,113,936

Net Realized/Unrealized Gains/(Losses) on Investments	40,178,957

Change in Net Assets Resulting From Operations	$40,844,010

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Statements of Changes in Net Assets

	AZL Dreyfus
	Equity Growth Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$665,053	$692,923
Net realized gains/(losses) on investment transactions	(24,934,979)	(29,399,249)
Change in unrealized appreciation/depreciation on investments	65,113,936	(74,638,499)

Change in net assets resulting from operations	40,844,010	(103,344,825)

Dividends to Shareholders:
From net investment income	(692,926)	(593,419)
From net realized gains on investments	—	(17,583,169)

Change in net assets resulting from dividends to shareholders	(692,926)	(18,176,588)

Capital Transactions:
Proceeds from shares issued	9,743,541	15,132,324
Proceeds from dividends reinvested	692,926	18,176,588
Value of shares redeemed	(20,801,511)	(79,869,787)

Change in net assets resulting from capital transactions	(10,365,044)	(46,560,875)

Change in net assets	29,786,040	(168,082,288)
Net Assets:
Beginning of period	124,601,560	292,683,848

End of period	$154,387,600	$124,601,560

Accumulated net investment income/(loss)	$665,050	$692,923

Share Transactions:
Shares issued	1,575,892	1,964,260
Dividends reinvested	94,791	2,224,797
Shares redeemed	(3,279,377)	(9,411,794)

Change in shares	(1,608,694)	(5,222,737)

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$5.86	$11.05	$10.52	$9.84	$9.77

Investment Activities:
Net Investment Income/(Loss)	0.04	0.04	0.02	0.01	— (a)
Net Realized and Unrealized Gains/(Losses) on Investments	1.99	(4.40)	0.89	1.22	0.44

Total from Investment Activities	2.03	(4.36)	0.91	1.23	0.44

Dividends to Shareholders From:
Net Investment Income	(0.03)	(0.03)	(0.01)	— (a)	(0.03)
Net Realized Gains	—	(0.80)	(0.37)	(0.55)	(0.34)

Total Dividends	(0.03)	(0.83)	(0.38)	(0.55)	(0.37)

Net Asset Value, End of Period	$7.86	$5.86	$11.05	$10.52	$9.84

Total Return(b)	34.76%	(41.63)%	8.75%	12.93%	4.56%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$154,388	$124,602	$292,684	$120,849	$88,325
Net Investment Income/(Loss)	0.49%	0.33%	0.34%	0.12%	0.00%
Expenses Before Reductions(c)	1.12%	1.10%	1.23%	1.19%	1.22%
Expenses Net of Reductions	0.97%	0.98%	1.17%	1.19%	1.19%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.05%	1.03%	1.20%	1.19%	1.20%
Portfolio Turnover Rate	164.97%	127.46%	73.29%	117.91%	134.74%

(a)	Amount less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Dreyfus Equity Growth Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The Fund did not enter into any derivative instruments during the period. The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. During the year ended December 31, 2009, the Fund did not enter into any foreign currency exchange contracts.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. During the year ended December 31, 2009, the Fund did not enter into any futures contracts.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement, effective September 1, 2009 between the Manager and The Dreyfus Corporation (“Dreyfus”), Dreyfus provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to September 1, 2009 the Fund was subadvised by Founders Asset Management LLC. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and expenses paid indirectly, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.20%.

The fees payable to the Manager are based on a tiered structure for various net asset levels as follows: the first $10 million at 1.00%, the next $10 million at 0.875% and above $20 million at 0.75%. The Manager voluntarily reduced the management fees to 0.70%. The Manager reserves the right to stop reducing the management fee at any time after April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $6,698 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Domestic+	$147,693,587	$—	$147,693,587
Common Stocks — Foreign(a)+	5,291,463	—	5,291,463
Investment Company	1,385,703	—	1,385,703

Total Investment Securities	$154,370,753	$—	$154,370,753

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Dreyfus Equity Growth Fund	$217,297,090	$224,435,727

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires
	12/31/2016	12/31/2017
AZL Dreyfus Equity Growth Fund	$14,657,061	$36,212,441

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Dreyfus Equity Growth Fund	$692,926	$—	$692,926

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Dreyfus Equity Growth Fund	$4,460,702	$13,715,886	$18,176,588

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Dreyfus Equity Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	Undistributed		Accumulated		Total
	Ordinary	Accumulated	Capital and	Unrealized	Accumulated
	Income	Earnings	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL Dreyfus Equity Growth Fund	$665,050	$665,050	$(50,869,502)	$28,172,571	$(22,031,881)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Dreyfus Equity Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2009, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

23

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

24

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

25

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

26

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

27

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

28

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® Eaton Vance Large Cap Value Fund
(formerly AZL® Van Kampen Comstock Fund)
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Eaton Vance Large Cap Value Fund (formerly AZL® Van Kampen Comstock Fund)
Allianz Investment Management LLC serves as the Manager for the AZL® Eaton Vance Large Cap Value and Eaton Vance Management serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2009?
Effective October 26, 2009 the Eaton Vance Management replaced Van Kampen Asset Management as the Subadviser to the AZL® Eaton Vance Large Cap Value Fund.
For the 12-month period ended December 31, 2009, the AZL® Eaton Vance Large Cap Value Fund returned 26.53%, which compared to a 19.69% total return for its benchmark, the Russell 1000® Value Index1.
Absolute return benefited from a strong market rally that began in March. The rally more than offset the effect of declines during the first two months of 2009. The Fund was managed by Van Kampen until October 23, 2009, at which point subadvisery duties were transferred to Eaton Vance Management.
During the period under Van Kampen’s management, a significantly overweight position in technology stocks boosted return relative to the benchmark index. Stock selection and an overweight stake in the basic materials sector also bolstered relative performance during this time, driven mainly by shares of a paper company that restructured its debt and benefited from synergies following an acquisition. Likewise, both selection and an underweight exposure in the energy sector aided returns relative to the benchmark; energy was among the Index’s weakest-performing groups during the period. Meanwhile a turnaround in ad spending propelled gains among the Fund’s media holdings, helping its consumer discretionary stake add to relative performance. Stock selection in the financials sectors was the single largest detractor from return relative to the Index for the period through October 23, 2009.*
Security selection had the greatest impact on relative performance following the subadviser change. Shares of an acquired industrial company had a large positive effect on relative return. A steel stock, a pharmaceutical stock and several energy stocks also aided return relative to the benchmark. The greatest detractor from relative performance during this time were shares of a foreign communications company, an offshore drilling firm and a pharmacy chain.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® Eaton Vance Large Cap Value Fund Review
Fund Objective
The Fund’s investment objective is to seek capital growth and income through investing in equity securities, including common stocks, preferred stocks and convertible securities. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its net assets in common stocks. In selecting securities for investment, the Fund focuses primarily on the security’s potential for capital growth and income.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/01)

AZL® Eaton Vance Large Cap Value Fund	26.53%	-7.57%	-1.02%	1.08%

Russell 1000® Value Index	19.69%	-8.96%	-0.25%	2.20%

Expense Ratio
Gross	1.07%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager voluntarily reduced the management fee to 0.75% on the first $100 million of assets, 0.70% on the next $400 million, and 0.65% on assets above $500 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.
The hypothetical $10,000 investment for the Russell 1000® Value Index is calculated from 4/30/01.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Eaton Vance Large Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Eaton Vance Large Cap Value Fund	$1,000.00	$1,237.20	$5.86	1.04%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Eaton Vance Large Cap Value Fund	$1,000.00	$1,019.96	$5.30	1.04%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Eaton Vance Large Cap Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Aerospace & Defense	3.7%
Beverages	1.0
Biotechnology	0.7
Capital Markets	2.8
Chemicals	0.8
Commercial Banks	5.9
Commercial Services & Supplies	1.5
Communications Equipment	1.3
Computers & Peripherals	3.7
Consumer Finance	1.0
Diversified Financial Services	6.1
Diversified Telecommunication Services	4.1
Electric Utilities	1.5
Electrical Equipment	0.5
Energy Equipment & Services	2.2
Food & Staples Retailing	1.0
Food Products	2.7
Health Care Equipment & Supplies	1.2
Health Care Providers & Services	0.6
Hotels, Restaurants & Leisure	3.0
Industrial Conglomerates	2.1
Insurance	4.8
IT Services	1.2
Life Sciences Tools & Services	0.5
Machinery	1.9
Media	0.7
Metals & Mining	3.6
Multi-Utilities	2.5
Multiline Retail	1.1
Oil, Gas & Consumable Fuels	16.8
Pharmaceuticals	6.0
Real Estate Investment Trusts (REITs)	2.5
Road & Rail	1.2
Semiconductors & Semiconductor Equipment	1.5
Software	1.7
Specialty Retail	3.8
Textiles, Apparel & Luxury Goods	1.2
Investment Company	1.6

100.0%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Common Stocks (98.4%):
Aerospace & Defense (3.7%):

90,046	General Dynamics Corp.	$6,138,436
128,631	United Technologies Corp.	8,928,277

		15,066,713

Beverages (1.0%):

71,180	PepsiCo, Inc.	4,327,744

Biotechnology (0.7%):

51,767	Amgen, Inc.*	2,928,459

Capital Markets (2.8%):

51,767	Goldman Sachs Group, Inc.	8,740,340
49,675	Northern Trust Corp.	2,602,970

		11,343,310

Chemicals (0.8%):

38,826	Air Products & Chemicals, Inc.	3,147,236

Commercial Banks (5.9%):

218,673	Fifth Third Bancorp	2,132,062
149,004	PNC Financial Services Group, Inc.	7,865,921
204,173	U.S. Bancorp	4,595,934
360,167	Wells Fargo & Co.	9,720,907

		24,314,824

Commercial Services & Supplies (1.5%):

180,063	Waste Management, Inc.	6,087,930

Communications Equipment (1.3%):

122,948	Cisco Systems, Inc.*	2,943,375
239,851	Telefonaktiebolaget LM Ericsson ADR	2,204,231

		5,147,606

Computers & Peripherals (3.7%):

177,983	Hewlett-Packard Co.	9,167,905
45,297	International Business Machines Corp.	5,929,377

		15,097,282

Consumer Finance (1.0%):

101,959	American Express Co.	4,131,379

Diversified Financial Services (6.1%):

643,156	Bank of America Corp.	9,685,929
127,412	Capital One Financial Corp.	4,884,976
245,895	JPMorgan Chase & Co.	10,246,445

		24,817,350

Diversified Telecommunication Services (4.1%):

324,699	AT&T, Inc.	9,101,313
232,953	Verizon Communications, Inc.	7,717,733

		16,819,046

Electric Utilities (1.5%):

173,076	American Electric Power Co., Inc.	6,021,314

Electrical Equipment (0.5%):

51,767	Emerson Electric Co.	2,205,274

Energy Equipment & Services (2.2%):

160,789	Halliburton Co.	4,838,141
50,473	Transocean, Ltd.*	4,179,164

		9,017,305

Food & Staples Retailing (1.0%):

75,063	Wal-Mart Stores, Inc.	4,012,117

Food Products (2.7%):

62,846	Kellogg Co.	3,343,407
155,302	Nestle SA, Registered Shares	7,546,830

		10,890,237

		Fair
Shares		Value
Health Care Equipment & Supplies (1.2%):

250,831	Boston Scientific Corp.*	$2,257,479
51,767	Covidien plc	2,479,122

		4,736,601

Health Care Providers & Services (0.6%):

75,063	UnitedHealth Group, Inc.	2,287,920

Hotels, Restaurants & Leisure (3.0%):

84,122	Carnival Corp.*	2,665,826
152,879	McDonald’s Corp.	9,545,765

		12,211,591

Industrial Conglomerates (2.1%):

384,550	General Electric Co.	5,818,242
77,678	Tyco International, Ltd.	2,771,551

		8,589,793

Insurance (4.8%):

48,847	ACE, Ltd.	2,461,889
111,933	Lincoln National Corp.	2,784,893
137,660	MetLife, Inc.	4,866,281
155,302	Prudential Financial, Inc.	7,727,828
38,826	Travelers Cos., Inc. (The)	1,935,864

		19,776,755

IT Services (1.2%):

19,413	MasterCard, Inc., Class A	4,969,340

Life Sciences Tools & Services (0.5%):

45,297	Thermo Fisher Scientific, Inc.*	2,160,214

Machinery (1.9%):

46,330	Caterpillar, Inc.	2,640,347
45,049	Deere & Co.	2,436,700
72,054	PACCAR, Inc.	2,613,399

		7,690,446

Media (0.7%):

84,122	Walt Disney Co. (The)	2,712,934

Metals & Mining (3.6%):

64,709	BHP Billiton, Ltd. SP ADR	4,955,415
73,320	Freeport-McMoRan Copper & Gold, Inc., Class B*	5,886,863
68,432	United States Steel Corp.	3,771,972

		14,614,250

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued

Multi-Utilities (2.5%):

97,730	PG&E Corp.	$4,363,644
175,715	Public Service Enterprise Group, Inc.	5,842,524

		10,206,168

Multiline Retail (1.1%):

90,042	Target Corp.	4,355,332

Oil, Gas & Consumable Fuels (16.8%):

142,360	Anadarko Petroleum Corp.	8,886,111
94,510	Apache Corp.	9,750,597
135,890	Chevron Corp.	10,462,171
138,478	Exxon Mobil Corp.	9,442,815
142,360	Hess Corp.	8,612,780
125,536	Occidental Petroleum Corp.	10,212,354
56,944	Peabody Energy Corp.	2,574,438
98,590	Total SA ADR	6,313,704
47,712	XTO Energy, Inc.	2,220,039

		68,475,009

Pharmaceuticals (6.0%):

116,477	Abbott Laboratories	6,288,593

		Fair
Shares		Value
129,419	Bristol-Myers Squibb Co.	$3,267,830
168,244	Merck & Co., Inc.	6,147,636
495,925	Pfizer, Inc.	9,020,875

		24,724,934

Real Estate Investment Trusts (REITs) (2.5%):

51,767	Avalonbay Communities, Inc.	4,250,588
34,730	Boston Properties, Inc.	2,329,341
50,750	Vornado Realty Trust	3,549,482

		10,129,411

Road & Rail (1.2%):

77,147	Union Pacific Corp.	4,929,693

Semiconductors & Semiconductor Equipment (1.5%):

185,069	Applied Materials, Inc.	2,579,862
167,221	Intel Corp.	3,411,308

		5,991,170

Software (1.7%):

159,185	Microsoft Corp.	4,853,551
94,476	Oracle Corp.	2,318,441

		7,171,992

Specialty Retail (3.8%):

195,519	Best Buy Co., Inc.	7,715,180
207,070	Staples, Inc.	5,091,851
77,651	TJX Cos., Inc.	2,838,144

		15,645,175

Textiles, Apparel & Luxury Goods (1.2%):

77,651	Nike, Inc., Class B	5,130,402

Total Common Stocks (Cost $391,497,363)		401,884,256

Investment Company (1.6%):
6,382,539	Dreyfus Treasury Prime Cash Management, 0.00%(a)	6,382,539

Total Investment Company (Cost $6,382,539)		6,382,539

Total Investment Securities (Cost $397,879,902) (b) — 100.0%		408,266,795
Net other assets (liabilities) — 0.0%		112,394

Net Assets — 100.0%		$408,379,189

Percentages indicated are based on net assets as of December 31, 2009.

*	Non-income producing security.

ADR—American Depository Receipt

plc—Public Liability Company

(a)	The rate represents the effective yield at December 31, 2009.

(b)	Cost for federal income tax purposes is $404,362,195. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$23,405,760
Unrealized depreciation	(19,501,160)

Net unrealized appreciation	$3,904,600

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2009

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage
Australia	1.2%
France	1.5
Ireland	0.6
Panama	0.7
Sweden	0.5
Switzerland	4.2
United States	91.3

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Statement of Assets and Liabilities
December 31, 2009

AZL Eaton
Vance Large Cap
Value Fund

Assets:
Investment securities, at cost	$397,879,902

Investment securities, at value	$408,266,795
Dividends receivable	580,526
Receivable for capital shares issued	44,522
Prepaid expenses	8,216

Total Assets	408,900,059

Liabilities:
Payable for capital shares redeemed	85,054
Manager fees payable	245,746
Administration fees payable	15,110
Distribution fees payable	86,250
Administrative and compliance services fees payable	9,837
Trustee fees payable	405
Other accrued liabilities	78,468

Total Liabilities	520,870

Net Assets	$408,379,189

Net Assets Consist of:
Capital	$536,897,676
Accumulated net investment income/(loss)	4,858,131
Accumulated net realized gains/(losses) from investment transactions	(143,763,511)
Net unrealized appreciation/(depreciation) on investments	10,386,893

Net Assets	$408,379,189

Shares of beneficial interest (unlimited number of shares authorized, no par value)	53,838,643
Net Asset Value (offering and redemption price per share)	$7.59

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL Eaton
Vance Large Cap
Value Fund

Investment Income:
Dividends	$8,606,418

Total Investment Income	8,606,418

Expenses:
Manager fees	2,671,299
Administration fees	167,767
Distribution fees	890,964
Custodian fees	9,473
Administrative and compliance services fees	18,297
Trustees’ fees	33,902
Professional fees	53,873
Shareholder reports	60,487
Other expenses	21,186

Total expenses before reductions	3,927,248
Less expenses voluntarily waived/reimbursed by the Manager	(126,598)
Less expenses paid indirectly	(56,722)

Net expenses	3,743,928

Net Investment Income/(Loss)	4,862,490

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(41,120,631)
Change in unrealized appreciation/depreciation on investments	125,975,556

Net Realized/Unrealized Gains/(Losses) on Investments	84,854,925

Change in Net Assets Resulting From Operations	$89,717,415

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Statements of Changes in Net Assets

	AZL Eaton Vance
	Large Cap Value
	Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$4,862,490	$11,096,567
Net realized gains/(losses) on investment transactions	(41,120,631)	(101,375,285)
Change in unrealized appreciation/depreciation on investments	125,975,556	(144,191,796)

Change in net assets resulting from operations	89,717,415	(234,470,514)

Dividends to Shareholders:
From net investment income	(11,096,604)	(11,495,701)
From net realized gains on investments	—	(64,515,640)

Change in net assets resulting from dividends to shareholders	(11,096,604)	(76,011,341)

Capital Transactions:
Proceeds from shares issued	52,387,278	74,843,093
Proceeds from dividends reinvested	11,096,604	76,011,341
Value of shares redeemed	(79,494,253)	(249,100,159)

Change in net assets resulting from capital transactions	(16,010,371)	(98,245,725)

Change in net assets	62,610,440	(408,727,580)
Net Assets:
Beginning of period	345,768,749	754,496,329

End of period	$408,379,189	$345,768,749

Accumulated net investment income/(loss)	$4,858,131	$11,096,567

Share Transactions:
Shares issued	9,029,352	8,508,015
Dividends reinvested	1,518,003	9,303,714
Shares redeemed	(12,727,212)	(29,078,183)

Change in shares	(2,179,857)	(11,266,454)

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$6.17	$11.21	$12.00	$11.15	$11.23

Investment Activities:
Net Investment Income/(Loss)	0.10	0.22	0.19	0.18	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	1.53	(3.95)	(0.43)	1.52	0.31

Total from Investment Activities	1.63	(3.73)	(0.24)	1.70	0.42

Dividends to Shareholders From:
Net Investment Income	(0.21)	(0.20)	(0.20)	(0.13)	(0.04)
Net Realized Gains	—	(1.11)	(0.35)	(0.72)	(0.46)

Total Dividends	(0.21)	(1.31)	(0.55)	(0.85)	(0.50)

Net Asset Value, End of Period	$7.59	$6.17	$11.21	$12.00	$11.15

Total Return(a)	26.53%	(36.18)%	(2.22)%	15.76%	3.92%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$408,379	$345,769	$754,496	$705,155	$559,933
Net Investment Income/(Loss)	1.36%	2.00%	1.58%	1.71%	1.44%
Expenses Before Reductions(b)	1.10%	1.07%	1.08%	1.08%	1.19%
Expenses Net of Reductions	1.05%	1.01%	1.05%	1.05%	1.18%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.07%	1.03%	1.05%	1.05%	1.19%
Portfolio Turnover Rate	118.17%	25.81%	22.75%	28.14%	30.83%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Eaton Vance Large Cap Value Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The Fund did not enter into any derivative instruments during the period. The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. During the year ended December 31, 2009, the Fund did not enter into any foreign currency exchange contracts.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. During the year ended December 31, 2009, the Fund did not enter into any futures contracts.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective October 26, 2009 between the Manager and Eaton Vance Management (“Eaton Vance”), Eaton Vance provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to October 26, 2009, the Fund was subadvised by Van Kampen Asset Management. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.20%.

The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million at 0.775%, the next $150 million at 0.75%, the next $250 million at 0.725% and above $500 million at 0.675%. The Manager voluntarily reduced the management fees as follows: the first $100 million at 0.75%, from $100 million to $500 million at 0.70% and above $500 million at 0.65%. The Manager reserves the right to stop reducing the manager fee at any time after April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $17,784 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

For the year ended December 31, 2009, the Fund paid approximately $1,760 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Domestic+	$366,306,525	$—	$366,306,525
Common Stocks — Foreign(a):
Food Products	—	7,546,830	7,546,830
All Other Common Stocks — Foreign+	28,030,901	—	28,030,901
Investment Company	6,382,539	—	6,382,539

Total Investment Securities	$400,719,965	$7,546,830	$408,266,795

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Eaton Vance Large Cap Value Fund	$402,549,476	$417,839,566

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires
	12/31/2016	12/31/2017
AZL Eaton Vance Large Cap Value Fund	$52,518,858	$84,363,039

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $363,059 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Eaton Vance Large Cap Value Fund	$11,096,604	$—	$11,096,604

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Eaton Vance Large Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

The tax character of dividends paid to shareholders during the fiscal year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Eaton Vance Large Cap Value Fund	$15,803,839	$60,207,502	$76,011,341

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Accumulated
			Capital		Total
	Undistributed		and		Accumulated
	Ordinary	Accumulated	Other	Unrealized	Earnings
	Income	Earnings	Losses	Appreciation(a)	(Deficit)
AZL Eaton Vance Large Cap Value Fund	$4,821,869	$4,821,869	$(137,244,956)	$3,904,600	$(128,518,487)

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Eaton Vance Large Cap Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2009, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

23

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

24

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

25

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

26

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

27

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

28

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® Enhanced Bond Index Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Enhanced Bond Index Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Enhanced Bond Index Fund and BlackRock Financial Management, Inc. serves as Subadviser to the Fund.
The AZL® Enhanced Bond Index Fund commenced operations on July 10, 2009, and as such, does not have at least six months of operations to include a discussion of fund performance.

1

AZL® Enhanced Bond Index Fund
The AZL® Enhanced Bond Index Fund commenced operations on July 10, 2009, and as such, does not have at least six months of operations to include a discussion of fund performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Enhanced Bond Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/10/09	12/31/09	7/10/09 - 12/31/09	7/10/09 - 12/31/09
AZL Enhanced Bond Index Fund	$1,000.00	$1,004.00	$3.36	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period from July 10, 2009 (date of commencement of operations) to December 31, 2009 divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Enhanced Bond Index Fund	$1,000.00	$1,021.68	$3.57	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period). Information shown reflects values using the expense ratios for the 175 days of operations during the period, and has been annualized to reflect values for the period July 1, 2009 to December 31, 2009.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Enhanced Bond Index Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Beverages	1.1%
Capital Markets	0.5
Commercial Banks	4.5
Diversified Consumer Services	2.9
Diversified Financial Services	4.2
Diversified Telecommunication Services	2.7
Electric Utilities	1.1
Food & Staples Retailing	0.6
Health Care Providers & Services	0.4
Insurance	1.8
Media	2.4
Oil, Gas & Consumable Fuels	2.9
Paper & Forest Products	0.2
Pharmaceuticals	1.3
Software	0.4
Sovereign Bonds	1.1
Asset Backed Securities	5.1
Collaterized Mortgage Obligations	3.4
Municipal Bonds	0.4
U.S. Government Agency	0.1
U.S. Government Mortgages	49.5
U.S. Treasury Obligations	18.7
Investment Company	33.1
Securities Sold Short	(5.0)

133.4%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Schedule of Portfolio Investments
December 31, 2009

Principal		Fair
Amount		Value
Asset Backed Securities (5.1%):
$205,000	Bank of America Auto Trust, Series 2009-2A, Class A3, 2.13%, 9/15/13(a)	$206,564
805,000	Bank of America Credit Card Trust, Series 2006-A16, Class A16, 4.72%, 5/15/13	829,744
150,000	CarMax Auto Owner Trust, Series 2009-1, Class A3, 4.12%, 3/15/13	155,448
250,000	Chase Issuance Trust, Series 2009-A7, Class A7, 0.68%, 9/17/12(b)	250,189
1,105,000	Chase Issuance Trust, Series 2007-A15, Class A, 4.96%, 9/17/12	1,138,368
250,000	Ford Credit Auto Owner Trust, Series 2009-A, Class A4, 6.07%, 12/15/12	272,147
180,000	Ford Credit Auto Owner Trust, Series 2008-B, Class A4A, 4.95%, 3/15/13	188,970
155,000	Ford Credit Auto Owner Trust, Series 2009-A, Class A3A, 3.96%, 5/15/13	160,017
44,154	GSAA Home Equity Trust, Series 2007-5, Class 1AV1, 0.33%, 5/25/37(b)	26,915
910,000	MBNA Credit Card Master Note Trust, Series 2005-A4, Class A4, 0.27%, 11/15/12(b)	907,024
745,000	MBNA Credit Card Master Note Trust, Series 2003-A8, Class A8, 0.42%, 12/17/12(b)	742,517
805,000	MBNA Credit Card Master Note Trust, Series 2006-A2, Class A2, 0.29%, 6/15/15(b)	782,537
720,000	MBNA Credit Card Master Note Trust, Series 2006-A5, Class A5, 0.29%, 10/15/15(b)	697,468
111,720	Nissan Auto Receivables Owner Trust, Series 2008-A, Class A3, 3.89%, 8/15/11	113,040

Total Asset Backed Securities (Cost $6,452,788)		6,470,948

Collateralized Mortgage Obligations (3.4%):
159,913	BCAP LLC Trust, Series 2009-RR10, Class 16A1, 5.59%, 3/26/36(a) (b)	150,569
23,380	Fannie Mae, Series 2005-57, Class PA, 5.50%, 5/25/27	23,647
138,585	Freddie Mac, Series 2890, Class KC, 4.50%, 2/15/19	144,195
139,561	Freddie Mac, Series 2989, Class KA, 4.56%, 3/15/19	144,911
500,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4, 5.88%, 7/10/38(b)	455,871
195,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A2, 5.38%, 3/10/39	197,544
180,000	Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, 4.80%, 8/10/42	173,763
1,260,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP8, Class A3B, 5.45%, 5/15/45(b)	1,268,348
1,085,000	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.37%, 9/15/39	1,034,279
190,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.87%, 9/15/45	166,765
595,000	Station Place Securitization Trust, Series 2009-1, Class A, 1.73%, 1/25/40(a)	592,025

Total Collateralized Mortgage Obligations (Cost $4,252,603)		4,351,917

Corporate Bonds (22.0%):
Beverages (1.1%):

1,385,000	Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12(a)	1,391,489

Capital Markets (0.5%):

580,000	Goldman Sachs Group, Inc., 3.63%, 8/1/12, MTN	597,577

Commercial Banks (3.5%):

125,000	Bank of New York Mellon Corp. (The), 4.30%, 5/15/14	131,558
400,000	Citibank NA, 1.38%, 8/10/11	401,060
3,010,000	Citibank NA, 1.75%, 12/28/12	2,983,518

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Principal		Fair
Amount		Value
Corporate Bonds, continued
Commercial Banks, continued

$905,000	Morgan Stanley, Series F, 6.25%, 8/28/17, MTN	$944,443

		4,460,579

Diversified Consumer Services (2.9%):

2,460,000	General Electric Capital Corp., Series G, 2.63%, 12/28/12, MTN	2,505,296
555,000	General Electric Capital Corp., Series G, 6.15%, 8/7/37, MTN	524,100
90,000	Prudential Financial, Inc., Series D, 4.75%, 9/17/15, MTN	91,261
605,000	Yale University, Series B, 2.90%, 10/15/14, MTN	602,765

		3,723,422

Diversified Financial Services (2.8%):

330,000	Citibank Credit Card Issuance Trust, Series 2001-A4, 5.38%, 4/10/13	483,542
255,000	Citigroup Funding, Inc., 2.13%, 7/12/12	256,969
200,000	Citigroup Funding, Inc., 1.88%, 10/22/12	199,244
150,000	General Electric Capital Corp., Series G, 2.25%, 3/12/12	152,174
150,000	General Electric Capital Corp., Series G, 2.00%, 9/28/12, MTN	150,194
200,000	General Electric Capital Corp., 2.13%, 12/21/12	200,186
235,000	Goldman Sachs Capital Corp. II, 5.79%, 12/29/49, Callable 6/1/12 @ 100	182,125
1,510,000	JPMorgan Chase & Co., 6.30%, 4/23/19	1,661,116
360,000	JPMorgan Chase Capital XXV, Series Y, 6.80%, 10/1/37	357,682

		3,643,232

Diversified Telecommunication Services (1.7%):

830,000	AT&T, Inc., 6.40%, 5/15/38	852,965
920,000	Verizon Communications, Inc., 6.35%, 4/1/19	1,014,972
295,000	Verizon Wireless, 8.50%, 11/15/18	365,913

		2,233,850

Electric Utilities (1.1%):

220,000	Carolina Power & Light Co., 5.70%, 4/1/35	218,783
100,000	Duke Energy Corp., 3.95%, 9/15/14	101,309
65,000	Florida Power & Light Co., 5.95%, 2/1/38	68,283
40,000	MidAmerican Energy Holdings Co., 5.95%, 5/15/37	40,045
850,000	Pacificorp, 5.65%, 7/15/18	912,777
35,000	Pacificorp, 6.25%, 10/15/37	37,762

		1,378,959

Food & Staples Retailing (0.6%):

680,000	Kraft Foods, Inc., 6.50%, 8/11/17	737,838

Health Care Providers & Services (0.4%):

515,000	Roche Holdings, Inc., 5.00%, 3/1/14(a)	550,966

Insurance (1.8%):

295,000	Chubb Corp., 6.38%, 3/29/67, Callable 4/15/17 @ 100	274,350
165,000	Lincoln National Corp., 7.00%, 5/17/66, Callable 5/17/16 @ 100	136,950
1,125,000	MetLife, Inc., 6.75%, 6/1/16	1,259,821
315,000	Progressive Corp. (The), 6.70%, 6/15/37, Callable 6/15/17 @ 100	278,734
180,000	Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39(a)	186,073
235,000	Travelers Cos., Inc. (The), 6.25%, 3/15/37, Callable 3/15/17 @ 100	214,082

		2,350,010

Media (2.4%):

40,000	Comcast Cable Holdings LLC, 9.80%, 2/1/12	45,272
1,610,000	Comcast Corp., 5.30%, 1/15/14	1,718,343
295,000	Cox Communications, Inc., 8.38%, 3/1/39(a)	367,328
245,000	Historic TW, Inc., 6.88%, 6/15/18	270,226
490,000	News America, Inc., 7.25%, 5/18/18	557,620
75,000	Time Warner Cable, Inc., 6.20%, 7/1/13	82,384

		3,041,173

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Principal		Fair
Amount		Value
Corporate Bonds, continued

Oil, Gas & Consumable Fuels (1.3%):

$145,000	Chevron Corp., 3.95%, 3/3/14	$151,383
865,000	ConocoPhillips, 4.60%, 1/15/15	918,621
50,000	Enterprise Products Operating LP, 6.13%, 2/1/13	53,488
50,000	Enterprise Products Operating LP, Series L, 6.30%, 9/15/17	53,826
230,000	Enterprise Products Operating LP, 5.25%, 1/31/20	227,521
200,000	XTO Energy, Inc., 6.75%, 8/1/37	235,578

		1,640,417

Paper & Forest Products (0.2%):

225,000	International Paper Co., 7.30%, 11/15/39	238,694

Pharmaceuticals (1.3%):

100,000	GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13	107,345
300,000	Merck & Co., Inc., 4.00%, 6/30/15	312,853
750,000	Pfizer, Inc., 5.35%, 3/15/15	819,679
350,000	Progress Energy Carolinas, Inc., 5.30%, 1/15/19	365,480

		1,605,357

Software (0.4%):

490,000	Oracle Corp., 3.75%, 7/8/14	505,588

Total Corporate Bonds (Cost $28,115,928)		28,099,151

Yankee Dollar (6.1%):
Commercial Banks (1.0%):

100,000	Achmea Hypotheekbank NV, 3.20%, 11/3/14(a)	99,806
520,000	Eksportfinans A/S, 3.00%, 11/17/14	512,042
396,000	Eksportfinans A/S, 5.50%, 5/25/16, MTN	426,646
145,000	KFW, 2.75%, 10/21/14	142,782
110,000	Landwirtschaftliche Rentenbank, Series E, 4.38%, 1/15/13, MTN	116,059

		1,297,335

Diversified Consumer Services (0.0%):

30,000	Petrobras International Finance, Inc., 5.88%, 3/1/18	30,252
Diversified Financial Services (1.4%):

125,000	BP Capital Markets plc, 1.55%, 8/11/11	125,905
145,000	BP Capital Markets plc, 3.13%, 3/10/12	149,357
500,000	BP Capital Markets plc, 5.25%, 11/7/13	544,615
680,000	CDP Financial, Inc., 3.00%, 11/25/14(a)	663,551
260,000	Credit Suisse Guernsey, 5.86%, 12/31/49, Callable 5/15/17 @ 100	226,200
100,000	Credit Suisse NY, 5.50%, 5/1/14	108,520

		1,818,148

Diversified Telecommunication Services (1.0%):

485,000	Telefonica Emisiones SAU, 4.95%, 1/15/15	518,436
765,000	Vodafone Group plc, 4.15%, 6/10/14	787,020

		1,305,456

Oil, Gas & Consumable Fuels (1.6%):

135,000	Canadian Natural Resources, Ltd., 6.50%, 2/15/37	143,203
390,000	Cenovus Energy, Inc., 6.75%, 11/15/39(a)	425,121
645,000	Petrobras International Finance Co., 5.75%, 1/20/20	656,150
695,000	Shell International Finance BV, 4.00%, 3/21/14	725,254

		1,949,728

Sovereign Bonds (1.1%):

100,000	Japan Finance Corp., 2.00%, 6/24/11	101,206
415,000	Province of Ontario, Series 1, 1.88%, 11/19/12	410,866
645,000	Province of Ontario, 4.10%, 6/16/14	673,131
220,000	State of Qatar, 4.00%, 1/20/15(a)	220,550

		1,405,753

Total Yankee Dollar (Cost $7,803,315)		7,806,672

Principal		Fair
Amount		Value
Municipal Bonds (0.4%):
55,000	California State, Build America Bonds, GO, 7.30%, 10/1/39	$51,802
35,000	Chicago Illinois Metropolitan Water Reclamation District-Greater Chicago, GO, 5.72%, 12/1/38	34,963

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Principal		Fair
Amount		Value
Municipal Bonds, continued

$65,000	Colorado State, COP, Series B, 6.45%, 9/15/39	$65,098
200,000	Metropolitan Transportation Authority New York Dedicated Tax Fund, 7.34%, 11/15/39, AMT	222,850
50,000	New York State Dormitary Authority State Personal Income Tax, Revenue, 5.63%, 3/15/39	47,494
65,000	Texas State, GO, 5.52%, 4/1/39	63,458

Total Municipal Bonds (Cost $497,371)		485,665

U.S. Government Agency (0.1%):
130,000	Tennessee Valley Authority, 5.25%, 9/15/39	128,811

Total U.S. Government Agency (Cost $128,552)		128,811

U.S. Government Agency Mortgages (49.5%):
Federal Home Loan Mortgage Corporation (7.4%)

1,975,000	1.13%, 12/15/11	1,968,864
880,000	3.75%, 3/27/19	862,770
1,303,424	6.00%, 6/1/37, Pool #G03376	1,384,480
2,323,724	6.00%, 1/1/38, Pool #G03732	2,468,230
653,282	6.00%, 1/1/38, Pool #G03801	693,908
936,926	6.00%, 3/1/38, Pool #G04131	994,406
753,123	6.00%, 3/1/38, Pool #G04040	799,958
293,499	5.50%, 11/1/38, Pool #G04905	307,776

		9,480,392

Federal National Mortgage Association (40.7%)

3,340,000	5.38%, 11/15/11	3,600,480
3,585,000	2.75%, 2/5/14	3,625,514
480,000	5.38%, 6/12/17	532,205
170,695	4.00%, 8/25/19, Series 2009-70, Class NT	175,522
1,700,000	4.00%, 1/1/21, TBA	1,709,828
1,300,000	5.00%, 1/15/22, TBA	1,358,500
1,800,000	4.50%, 2/15/22, TBA	1,845,562
2,700,000	5.50%, 1/19/25, TBA	2,855,250
9,994,390	5.50%, 12/1/33, Pool #190346	10,471,722
436,799	6.00%, 3/1/34, Pool #725228	466,556
225,054	6.00%, 4/1/35, Pool #735504	240,526
908,009	5.00%, 10/1/35, Pool #735925	934,008
2,275,323	5.00%, 3/1/36, Pool #745355	2,339,435
1,235,000	5.50%, 3/1/38, Pool #962064	1,294,177
550,000	5.50%, 9/1/38, Pool #889990	578,445
200,000	5.00%, 1/1/39, Pool #AA0833	205,468
3,400,000	4.50%, 12/1/39, Pool #AC6647	3,401,594
2,700,000	4.00%, 1/13/40, TBA	2,606,342
8,900,000	4.50%, 1/13/40, TBA	8,883,312
1,900,000	5.00%, 1/13/40, TBA	1,949,579
200,000	6.00%, 1/13/40, TBA	211,812
2,500,000	6.50%, 1/13/40, TBA	2,677,345

		51,963,182

Government National Mortgage Association (1.4%)

600,000	5.00%, 1/1/35, TBA	616,969
1,100,000	6.50%, 1/1/35, TBA	1,169,438

		1,786,407

Total U.S. Government Agency Mortgages (Cost $63,746,403)		63,229,981

U.S. Treasury Obligations (18.7%):
U.S. Treasury Bonds (7.6%)
3,090,000	2.63%, 12/31/14	3,081,070
140,000	7.25%, 5/15/16	173,305
700,000	8.13%, 8/15/19	942,157
700,000	8.00%, 11/15/21	953,203
400,000	7.13%, 2/15/23	513,000
200,000	5.25%, 2/15/29	216,688
310,000	4.25%, 5/15/39	290,819
3,640,000	4.50%, 8/15/39	3,557,532

		9,727,774

U.S. Treasury Notes (11.1%)
4,450,000	1.13%, 12/15/12	4,378,711
110,000	2.13%, 11/30/14+	107,396
1,100,000	4.00%, 8/15/18	1,123,461
6,645,000	3.38%, 11/15/19+	6,391,692
1,635,000	8.13%, 8/15/21	2,242,504

		14,243,764

Total U.S. Treasury Obligations (Cost $24,617,604)		23,971,538

Investment Company (33.1%):
42,352,611	Dreyfus Treasury Prime Cash Management, 0.00%(c)	42,352,611

Total Investment Company (Cost $42,352,611)		42,352,611

Total Investment Securities (Cost $177,967,175)(d) — 138.4%		176,897,294
Net other assets (liabilities) — (38.4)%		(49,064,000)

Net Assets — 100.0%		$127,833,294

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Percentages indicated are based on net assets as of December 31, 2009.

AMT—Alternative Minimum Tax

COP—Certificate of Participation

GO—General Obligation

LLC—Limited Liability Company

LP—Limited Partnership

MTN—Medium Term Note

plc—Public Liability Company

TBA—To be announced. Represents 20.2% of the Fund’s net assets. Total cost purchased on a when issued basis is $26,126,391.

+	All or a portion of the investment securities are segregated as collateral for futures contracts. The fair value of these securities is $217,019.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Variable rate security. The rate presented represents the rate in effect at December 31, 2009. The date presented represents the final maturity date.

(c)	The rate represents the effective yield at December 31, 2009.

(d)	Cost for federal income tax purposes is $178,253,983. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$345,576
Unrealized depreciation	(1,702,265)

Net unrealized depreciation	$(1,356,689)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage
Canada	0.9%
Cayman Islands	0.0
Germany	0.1
Netherlands	0.4
Norway	0.2
Qatar	0.1
United Kingdom	0.1
United States	98.2

100.0%

Futures Contracts

Securities with an aggregate fair value of $217,019 have been segregated with the custodian to cover margin requirements for the following open contracts as of December 31, 2009:

					Unrealized
		Expiration	Number of		Appreciation/
Description	Type	Date	Contracts	Notional Value	(Depreciation)
U.S. Treasury 5-Year Note March Futures	Short	3/10	(49)	$(5,658,077)	$53,320
U.S. Treasury 2-Year Note March Futures	Long	3/10	10	2,176,246	(13,590)
U.S. Treasury 10-Year Note March Futures	Short	3/10	(33)	(3,906,358)	96,404
U.S. Treasury Bond March Futures	Short	3/10	(3)	(357,574)	11,450

Total					$147,584

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Foreign Currency Contracts

As of December 31, 2009 the Fund’s open foreign currency exchange contracts were as follows:

				Unrealized
	Delivery	Contract	Fair	Appreciation/
Short Contracts	Date	Amount	Value	(Depreciation)
Deliver 350,000 European Euro in exchange for U.S. Dollars	1/20/10	$523,557	$501,677	$21,880

				$21,880

Securities Sold Short ( -5.0)%

Security	Coupon	Expiration	Par	Premiums	Fair	Unrealized
Description	Rate	Date	Amount	Received	Value	Gain/Loss
Federal National Mortgage Association – December TBA	5.00%	12/14/39	$(200,000)	$(208,156)	$(205,479)	$2,677
Federal National Mortgage Association – January TBA	5.50	1/13/40	(2,000,000)	(2,108,344)	(2,093,438)	14,906
Federal Home Loan Mortgage Corporation – January TBA	5.50	1/13/40	(200,000)	(211,375)	(209,500)	1,875
Federal Home Loan Mortgage Corporation – January TBA	6.00	1/15/37	(1,300,000)	(1,387,547)	(1,378,406)	9,141
Federal Home Loan Mortgage Corporation – February TBA	6.00	2/1/39	(2,400,000)	(2,540,156)	(2,537,251)	2,905

				$(6,455,578)	$(6,424,074)	$31,504

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Statement of Assets and Liabilities
December 31, 2009

AZL
Enhanced
Bond Index
Fund

Assets:
Investment securities, at cost	$177,967,175

Investment securities, at value	$176,897,294
Interest and dividends receivable	812,715
Foreign currency, at value (cost $292)	279
Receivable for capital shares issued	23,835
Receivable for investments sold	65,934,613
Unrealized appreciation on foreign currency contracts	21,880
Receivable for variation margin on futures contracts	26,358
Prepaid expenses	902

Total Assets	243,717,876

Liabilities:
Payable for investments purchased	109,363,682
Payable for capital shares redeemed	9,154
Securities sold short (Premiums received $6,455,578)	6,424,074
Manager fees payable	33,861
Administration fees payable	4,652
Distribution fees payable	26,874
Administrative and compliance services fees payable	3,053
Trustee fees payable	195
Other accrued liabilities	19,037

Total Liabilities	115,884,582

Net Assets	$127,833,294

Net Assets Consist of:
Capital	$127,792,002
Accumulated net investment income/(loss)	408,932
Accumulated net realized gains/(losses) from investment transactions	502,040
Net unrealized appreciation/(depreciation) on investments	(869,680)

Net Assets	$127,833,294

Shares of beneficial interest (unlimited number of shares authorized, no par value)	12,734,121
Net Asset Value (offering and redemption price per share)	$10.04

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Statement of Operations
For the Period Ended December 31, 2009

AZL
Enhanced
Bond Index
Fund(a)

Investment Income:
Interest	$619,569
Dividends	191
Foreign withholding tax	(92)

Total Investment Income	619,668

Expenses:
Manager fees	106,341
Administration fees	13,957
Distribution fees	75,958
Custodian fees	3,199
Administrative and compliance services fees	3,443
Trustees’ fees	1,820
Professional fees	12,453
Shareholder reports	3,018
Other expenses	9,551

Total expenses before reductions	229,740
Less expenses contractually waived/reimbursed by the Manager	(17,058)

Net expenses	212,682

Net Investment Income/(Loss)	406,986

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	575,385
Net realized gains/(losses) on futures transactions	(73,482)
Change in unrealized appreciation/depreciation on investments	(869,680)

Net Realized/Unrealized Gains/(Losses) on Investments	(367,777)

Change in Net Assets Resulting From Operations	$39,209

(a)	For the Period July 10, 2009 (commencement of operations) to December 31, 2009.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Statement of Changes in Net Assets

AZL Enhanced
Bond
Index Fund
July 10, 2009 to
December 31,
2009(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$406,986
Net realized gains/(losses) on investment transactions	501,903
Change in unrealized appreciation/depreciation on investments	(869,680)

Change in net assets resulting from operations	39,209

Capital Transactions:
Proceeds from shares issued	160,810,137
Value of shares redeemed	(33,016,052)

Change in net assets resulting from capital transactions	127,794,085

Change in net assets	127,833,294
Net Assets:
Beginning of period	—

End of period	$127,833,294

Accumulated net investment income/(loss)	$408,932

Share Transactions:
Shares issued	16,009,707
Shares redeemed	(3,275,586)

Change in shares	12,734,121

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the period indicated)

July 10, 2009 to
December 31,
2009(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	0.01 (b)

Total from Investment Activities	0.04

Net Asset Value, End of Period	$10.04

Total Return(c) (d)	0.40%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$127,833
Net Investment Income/(Loss)(e)	1.34%
Expenses Before Reductions(e) (f)	0.76%
Expenses Net of Reductions(e)	0.70%
Portfolio Turnover Rate(d)	365.51%

(a)	Period from commencement of operations.

(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating fair values during the period.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Enhanced Bond Index Fund (the “Fund”), which commenced operations on July 10, 2009. The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding StrategyPLUS Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Notes to the Financial Statements, continued
December 31, 2009

securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Notes to the Financial Statements, continued
December 31, 2009

foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Short Sales

The Fund may engage in short sales against the box (i.e., where the fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short)for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the period ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Notes to the Financial Statements, continued
December 31, 2009

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The contract amount of foreign currency exchange contracts outstanding was $0.5 million as of December 31, 2009. The monthly average contract amount for these contracts was $0.2 million for the period ended December 31, 2009.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $7.7 million as of December 31, 2009. The monthly average notional amount for these contracts was $6.7 million for the period ended December 31, 2009.

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2009:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Interest Rate Contracts	Variation margin on futures contracts	$161,174	Variation margin on futures contracts	$(13,590)
Foreign Exchange Contracts	Unrealized appreciation on foreign currency contracts	$21,880	Unrealized depreciation on foreign currency contracts	$—

*	Total Fair Value is presented by Primary Risk Exposure. For foreign currency exchange contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives). For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Notes to the Financial Statements, continued
December 31, 2009

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2009:

		Realized	Change in Unrealized
		Gain (Loss)	Appreciation
	Location of Gain (Loss)	on Derivatives	(Depreciation) on
	on Derivatives	Recognized in	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Income	in Income
Interest Rate Contracts	Net realized gains/(losses) on futures transactions/change in unrealized appreciation /depreciation on investments	$(73,482)	$147,584
Foreign Exchange Contracts	Net realized gains/(losses) on securities and foreign currency transactions / change in unrealized appreciation /depreciation on investments	$(137)	$21,880

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective April 29, 2009 between the Manager and BlackRock Financial Management, Inc. (“BlackRock Financial”), BlackRock Financial provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 0.70%.

For the period ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Enhanced Bond Index Fund	0.35%	0.70%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

Expires
12/31/2012
AZL Enhanced Bond Index Fund	$17,058

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the period ended December 31, 2009, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Notes to the Financial Statements, continued
December 31, 2009

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2009, $928 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Enhanced Bond Index Fund
Notes to the Financial Statements, continued
December 31, 2009

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Asset Backed Securities	$—	$6,470,948	$6,470,948
Collateralized Mortgage Obligations	—	4,351,917	4,351,917
Corporate Bonds	—	28,099,151	28,099,151
Municipal Bonds	—	485,665	485,665
U.S. Government Agency	—	128,811	128,811
U.S. Government Agency Mortgages	—	63,229,981	63,229,981
U.S. Treasury Obligations	—	23,971,538	23,971,538
Yankee Dollar	—	7,806,672	7,806,672
Investment Company	42,352,611	—	42,352,611

Total Investment Securities	42,352,611	134,544,683	176,897,294

Securities Sold Short	—	(6,424,074)	(6,424,074)
Other Financial Instruments*	147,584	21,880	169,464

Total Investments	$42,500,195	$128,142,489	$170,642,684

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the period ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Enhanced Bond Index Fund	$283,535,529	$173,828,207

For the period ended December 31, 2009, cost of purchases and proceeds from sales on long-term U.S. Government Securities were as follows:

	Purchases	Sales
AZL Enhanced Bond Index Fund	$232,331,926	$169,457,519

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed			Total
	Ordinary	Long Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Depreciation(a)	Earnings
AZL Enhanced Bond	$1,300,903	$44,461	$1,345,364	$(1,304,072)	$41,292
Index Fund

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Enhanced Bond Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period July 10, 2009 to December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the period July 10, 2009 to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

25

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

26

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

27

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

28

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

29

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

30

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® Franklin Small Cap Value Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Franklin Small Cap Value Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Franklin Small Cap Value Fund and Franklin Advisory Services, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2009?
For the 12-month period ended December 31, 2009 the AZL® Franklin Small Cap Value Fund returned 30.61%1. That compared to a 20.58% total return for its benchmark, the Russell 2000® Value Index2.
The Fund’s subadviser, Franklin Advisory Services, LLC, employs a bottom-up stock selection process and constructs the portfolio without regard to the benchmark. As result, the portfolio frequently contains sector and security allocations that are significantly different than those of the benchmark.
The equity markets hit a low in early March and quickly rebounded. In the small-cap universe, growth outpaced value as investors’ risk aversion began to subside. Many of the sectors in the index posted positive results, with the most significant gains in materials, consumer discretionary and information technology.*
Stock selection and an underweight position in the financial sector, particularly in commercial banks, helped the Fund’s performance relative to its benchmark. Overweight positions in the consumer discretionary and energy sectors, along with specific holdings within those sectors, also aided the Fund’s relative performance.*
Relative performance was dampened by an underweight position and stock selection in the information technology sector, particularly in the communications equipment and semiconductor equipment industries. Stock selection in the health care sector was a relative detractor as well. Several industrials holdings also weighed on relative returns, as did stocks of certain insurance companies and some commercial banks.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[2]	The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Franklin Small Cap Value Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by normally investing at least 80% of its assets in small capitalization companies. The Fund invests in equity securities that the Subadviser believes are currently undervalued and have the potential for capital appreciation.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/03)

AZL® Franklin Small Cap Value Fund	30.61%	-6.11%	0.45%	7.46%

Russell 2000® Value Index	20.58%	-8.22%	-0.01%	8.45%

Expense Ratio

Gross	1.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 2000® Value Index, an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.
The hypothetical $10,000 investment for the Russell 2000® Value Index is calculated from 4/30/03.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Franklin Small Cap Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Franklin Small Cap Value Fund	$1,000.00	$1,263.30	$6.33	1.11%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Franklin Small Cap Value Fund	$1,000.00	$1,019.61	$5.65	1.11%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Franklin Small Cap Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Aerospace & Defense	0.3%
Airlines	1.1
Auto Components	2.7
Automobiles	2.6
Building Products	4.3
Chemicals	5.6
Commercial Banks	1.0
Commercial Services & Supplies	2.2
Computers & Peripherals	0.3
Construction & Engineering	0.6
Containers & Packaging	0.6
Diversified Consumer Services	0.6
Electric Utilities	1.5
Electrical Equipment	2.6
Electronic Equipment Instruments & Components	4.8
Energy Equipment & Services	7.5
Food & Staples Retailing	1.2
Gas Utilities	1.6
Health Care Equipment & Supplies	1.4
Household Durables	4.0
Industrial Conglomerates	2.4
Insurance	11.2
Leisure Equipment & Products	0.5
Life Sciences Tools & Services	1.2
Machinery	11.3
Marine	0.6
Metals & Mining	5.9
Multiline Retail	2.8
Oil, Gas & Consumable Fuels	1.9
Paper & Forest Products	0.7
Road & Rail	1.6
Semiconductors & Semiconductor Equipment	1.1
Specialty Retail	4.8
Textiles, Apparel & Luxury Goods	2.4
Thrifts & Mortgage Finance	1.2
Trading Companies & Distributors	0.5
Investment Company	3.4

100.0%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Common Stocks (96.6%):
Aerospace & Defense (0.3%):

32,784	Ceradyne, Inc.*	$629,781

Airline (1.1%):

117,900	SkyWest, Inc.	1,994,868

Auto Components (2.7%):

58,000	Autoliv, Inc.	2,514,880
16,300	Drew Industries, Inc.*	336,595
120,000	Gentex Corp.	2,142,000

		4,993,475

Automobiles (2.6%):

114,345	Thor Industries, Inc.	3,590,433
100,700	Winnebago Industries, Inc.*	1,228,540

		4,818,973

Building Products (4.3%):

58,000	American Woodmark Corp.	1,141,440
145,600	Apogee Enterprises, Inc.	2,038,400
71,700	Simpson Manufacturing Co., Inc.	1,928,013
78,000	Universal Forest Products, Inc.	2,871,180

		7,979,033

Chemicals (5.6%):

46,700	Airgas, Inc.	2,222,920
66,000	Cabot Corp.	1,731,180
148,800	RPM International, Inc.	3,025,104
139,400	Westlake Chemical Corp.	3,475,242

		10,454,446

Commercial Banks (1.0%):

77,400	Chemical Financial Corp.	1,825,092
11,400	Peoples Bancorp, Inc.	110,352

		1,935,444

Commercial Services & Supplies (2.2%):

116,000	ABM Industries, Inc.	2,396,560
66,700	Mine Safety Appliances Co.	1,769,551

		4,166,111

Computers & Peripherals (0.3%):

19,400	Diebold, Inc.	551,930

Construction & Engineering (0.6%):

45,300	Emcor Group, Inc.*	1,218,570

Containers & Packaging (0.6%):

31,000	AptarGroup, Inc.	1,107,940

Diversified Consumer Services (0.6%):

71,000	Regis Corp.	1,105,470

Electric Utilities (1.5%):

225,000	NV Energy, Inc.	2,785,500

Electrical Equipment (2.6%):

22,300	A.O. Smith Corp.	967,597
78,900	Brady Corp., Class A	2,367,789
46,500	Franklin Electric Co., Inc.	1,352,220
7,700	Powell Industries, Inc.*	242,781

		4,930,387

Electronic Equipment Instruments & Components (4.8%):

182,100	Benchmark Electronics, Inc.*	3,443,511
23,000	Mettler-Toledo International, Inc.*	2,414,770
54,400	Rofin-Sinar Technologies, Inc.*	1,284,384
34,800	Roper Industries, Inc.	1,822,476

		8,965,141

Energy Equipment & Services (7.5%):

42,500	Atwood Oceanics, Inc.*	1,523,625
65,900	Bristow Group, Inc.*	2,533,855
5,000	CARBO Ceramics, Inc.	340,850
214,000	Global Industries, Ltd.*	1,525,820
56,300	Oil States International, Inc.*	2,212,027
124,000	Rowan Cos., Inc.*	2,807,360
22,735	Tidewater, Inc.	1,090,143
48,700	Unit Corp.*	2,069,750

		14,103,430

Food & Staples Retailing (1.2%):

72,300	Casey’s General Stores, Inc.	2,307,816

Gas Utilities (1.6%):

27,100	Atmos Energy Corp.	796,740
45,900	Energen Corp.	2,148,120

		2,944,860

Health Care Equipment & Supplies (1.4%):

51,200	STERIS Corp.	1,432,064
29,000	West Pharmaceutical Services, Inc.	1,136,800

		2,568,864

Household Durables (4.0%):

800	Bassett Furniture Industries, Inc.*	2,816
138,000	D. R. Horton, Inc.	1,500,060
81,500	Ethan Allen Interiors, Inc.	1,093,730
93,300	Hooker Furniture Corp.	1,154,121
150,000	La-Z-Boy, Inc.*	1,429,500
45,300	M.D.C. Holdings, Inc.	1,406,112
92,300	M/I Homes, Inc.*	958,997

		7,545,336

Industrial Conglomerates (2.4%):

73,600	Carlisle Cos., Inc.	2,521,536
35,800	Teleflex, Inc.	1,929,262

		4,450,798

Insurance (11.2%):

13,000	American National Insurance Co.	1,552,720
54,500	Arthur J. Gallagher & Co.	1,226,795

Continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Insurance, continued

104,500	Aspen Insurance Holdings, Ltd.	$2,659,525
38,800	Erie Indemnity Co., Class A	1,513,976
130,500	Montpelier Re Holdings, Ltd.	2,260,260
267,000	Old Republic International Corp.	2,680,680
186,000	Protective Life Corp.	3,078,300
26,800	RLI Corp.	1,427,100
35,800	StanCorp Financial Group, Inc.	1,432,716
90,000	Validus Holdings, Ltd.	2,424,600
26,700	Zenith National Insurance Corp.	795,126

		21,051,798

Leisure Equipment & Products (0.5%):

78,900	Brunswick Corp.	1,002,819

Life Sciences Tools & Services (1.2%):

94,900	Pharmaceutical Product Development, Inc.	2,224,456

Machinery (11.3%):

23,001	Astec Industries, Inc.*	619,647
79,800	Briggs & Stratton Corp.	1,493,058
19,600	CIRCOR International, Inc.	493,528
13,900	CNH Global NV New York Shares*	347,222
53,400	Gardner Denver, Inc.	2,272,170
69,600	Graco, Inc.	1,988,472
86,900	Kennametal, Inc.	2,252,448
36,500	Lincoln Electric Holdings, Inc.	1,951,290
96,600	Mueller Industries, Inc.	2,399,544
43,500	Nordson Corp.	2,661,330
20,100	Timken Co.	476,571
124,000	Trinity Industries, Inc.	2,162,560
201,300	Wabash National Corp.*	380,457
54,200	Watts Water Technologies, Inc., Class A	1,675,864

		21,174,161

Marine (0.6%):

49,500	Teekay Shipping Corp.	1,148,895

Metals & Mining (5.9%):

227,100	Gerdau Ameristeel Corp.	1,873,575
157,000	Gibraltar Industries, Inc.*	2,469,610
71,500	Reliance Steel & Aluminum Co.	3,090,230
185,000	Steel Dynamics, Inc.	3,278,200
7,700	United States Steel Corp.	424,424

		11,136,039

Multiline Retail (2.8%):

145,000	Fred’s, Inc.	1,479,000
89,000	J.C. Penney Co., Inc.	2,368,290
161,200	Saks, Inc.*	1,057,472
143,000	Tuesday Morning Corp.*	368,940

		5,273,702

Oil, Gas & Consumable Fuels (1.9%):

32,800	Arch Coal, Inc.	729,800
125,500	Helix Energy Solutions Group, Inc.*	1,474,625
31,000	Overseas Shipholding Group, Inc.	1,362,450

		3,566,875

Paper & Forest Products (0.7%):

111,679	Glatfelter	1,356,900

Road & Rail (1.6%):

63,600	Genesee & Wyoming, Inc., Class A*	2,075,904
25,000	Kansas City Southern Industries, Inc.*	832,250

		2,908,154

Semiconductors & Semiconductor Equipment (1.1%):

130,700	Cohu, Inc.	1,823,265
20,000	OmniVision Technologies, Inc.*	290,600

		2,113,865

Specialty Retail (4.8%):

221,500	Christopher & Banks Corp.	1,687,830
76,009	Group 1 Automotive, Inc.*	2,154,855
23,000	Gymboree Corp.*	1,000,270
113,200	Men’s Wearhouse, Inc. (The)	2,383,992
129,300	Pier 1 Imports, Inc.*	658,137
91,800	West Marine, Inc.*	739,908
140,900	Zale Corp.*	383,248

		9,008,240

Textiles, Apparel & Luxury Goods (2.4%):

154,900	Brown Shoe Co., Inc.	1,528,863
28,900	Timberland Co., Class A*	518,177
57,300	Warnaco Group, Inc. (The)*	2,417,487

		4,464,527

Thrifts & Mortgage Finance (1.2%):

351,000	TrustCo Bank Corp.	2,211,300

Trading Companies & Distributors (0.5%):

43,400	Applied Industrial Technologies, Inc.	957,838

Total Common Stocks (Cost $169,733,833)		181,157,742

Investment Company (3.4%):
6,307,731	Dreyfus Treasury Prime Cash Management, 0.00%(a)	6,307,731

Total Investment Company (Cost $6,307,731)		6,307,731

Total Investment Securities (Cost $176,041,564)(b) — 100.0%		187,465,473
Net other assets (liabilities) — 0.0%		9,946

Net Assets — 100.0%		$187,475,419

Continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Percentages indicated are based on net assets as of December 31, 2009.

*	Non-income producing security.

(a)	The rate represents the effective yield at December 31, 2009.

(b)	Cost for federal income tax purposes is $177,206,187. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$32,311,228
Unrealized depreciation	(22,051,942)

Net unrealized appreciation	$10,259,286

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage
Bermuda	2.6%
Canada	1.0
Greece	0.6
Netherlands	0.2
United States	95.6

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Statement of Assets and Liabilities
December 31, 2009

AZL Franklin
Small Cap
Value Fund

Assets:
Investment securities, at cost	$176,041,564

Investment securities, at value	$187,465,473
Dividends receivable	158,072
Receivable for capital shares issued	60,487
Receivable for investments sold	6,510
Prepaid expenses	3,931

Total Assets	187,694,473

Liabilities:
Manager fees payable	118,403
Administration fees payable	7,059
Distribution fees payable	39,468
Administrative and compliance services fees payable	4,542
Trustee fees payable	181
Other accrued liabilities	49,401

Total Liabilities	219,054

Net Assets	$187,475,419

Net Assets Consist of:
Capital	$238,951,575
Accumulated net investment income/(loss)	1,652,719
Accumulated net realized gains/(losses) from investment transactions	(64,552,784)
Net unrealized appreciation/(depreciation) on investments	11,423,909

Net Assets	$187,475,419

Shares of beneficial interest (unlimited number of shares authorized, no par value)	14,128,623
Net Asset Value (offering and redemption price per share)	$13.27

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL Franklin
Small Cap
Value Fund

Investment Income:
Dividends	$3,582,583
Foreign withholding tax	(1,013)

Total Investment Income	3,581,570

Expenses:
Manager fees	1,291,594
Administration fees	81,729
Distribution fees	430,531
Custodian fees	3,519
Administrative and compliance services fees	8,700
Trustees’ fees	17,062
Professional fees	27,748
Shareholder reports	54,967
Other expenses	13,969

Total expenses	1,929,819

Net Investment Income/(Loss)	1,651,751

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(43,004,255)
Net realized gains/(losses) on futures transactions	704,954
Change in unrealized appreciation/depreciation on investments	88,293,472

Net Realized/Unrealized Gains/(Losses) on Investments	45,994,171

Change in Net Assets Resulting From Operations	$47,645,922

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Statements of Changes in Net Assets

	AZL Franklin Small Cap Value Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$1,651,751	$2,824,426
Net realized gains/(losses) on investment transactions	(42,299,301)	(22,021,036)
Change in unrealized appreciation/depreciation on investments	88,293,472	(82,701,309)

Change in net assets resulting from operations	47,645,922	(101,897,919)

Dividends to Shareholders:
From net investment income	(2,835,324)	(3,114,102)
From net realized gains on investments	—	(13,242,589)

Change in net assets resulting from dividends to shareholders	(2,835,324)	(16,356,691)

Capital Transactions:
Proceeds from shares issued	33,109,656	67,107,910
Proceeds from dividends reinvested	2,835,324	16,356,691
Value of shares redeemed	(75,221,104)	(145,072,873)

Change in net assets resulting from capital transactions	(39,276,124)	(61,608,272)

Change in net assets	5,534,474	(179,862,882)
Net Assets:
Beginning of period	181,940,945	361,803,827

End of period	$187,475,419	$181,940,945

Accumulated net investment income/(loss)	$1,652,719	$2,836,292

Share Transactions:
Shares issued	3,358,771	4,865,565
Dividends reinvested	214,635	1,102,203
Shares redeemed	(7,090,731)	(10,289,389)

Change in shares	(3,517,325)	(4,321,621)

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$10.31	$16.47	$17.96	$16.54	$15.63

Investment Activities:
Net Investment Income/(Loss)	0.15	0.18	0.14	0.17	0.08 (a)
Net Realized and Unrealized Gains/(Losses) on Investments	3.01	(5.47)	(0.88)	2.29	1.02

Total from Investment Activities	3.16	(5.29)	(0.74)	2.46	1.10

Dividends to Shareholders From:
Net Investment Income	(0.20)	(0.17)	(0.10)	(0.05)	(0.08)
Net Realized Gains	—	(0.70)	(0.65)	(0.99)	(0.11)

Total Dividends	(0.20)	(0.87)	(0.75)	(1.04)	(0.19)

Net Asset Value, End of Period	$13.27	$10.31	$16.47	$17.96	$16.54

Total Return(b)	30.61%	(33.73)%	(4.37)%	15.41%	7.03%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$187,475	$181,941	$361,804	$394,073	$269,237
Net Investment Income/(Loss)	0.96%	1.00%	0.75%	0.62%	0.49%
Expenses Before Reductions	1.12%	1.12%	1.11%	1.09%	1.15%
Expenses Net of Reductions	1.12%	1.12%	1.11%	1.09%	1.15%
Portfolio Turnover Rate	9.98%	19.61%	23.76%	14.71%	85.56%

(a)	Average shares method used in calculation.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Franklin Small Cap Value Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. During the year ended December 31, 2009, the Fund did not enter into any foreign currency exchange contracts.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. There were no futures contracts outstanding at period end. During the year ended December 31, 2009, the Fund had limited activity in these transactions.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2009.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

		Realized	Change in Unrealized
		Gain (Loss)	Appreciation
	Location of Gain (Loss)	on Derivatives	(Depreciation) on
	on Derivatives	Recognized in	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Income	in Income
Equity Contracts	Net realized gains/(losses) on futures transactions/change in unrealized appreciation/depreciation on investments	$704,954	$—

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement between the Manager, Franklin Advisory Services, LLC (“Franklin”), and the Trust, Franklin provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense ( e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.35%.

For the year ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Franklin Small Cap Value Fund	0.75%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2009, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $8,677 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Domestic+	$172,868,265	$—	$172,868,265
Common Stocks — Foreign(a)+	8,289,477	—	8,289,477
Investment Company	6,307,731	—	6,307,731

Total Investment Securities	$187,465,473	$—	$187,465,473

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Franklin Small Cap Value Fund	$16,260,021	$54,824,318

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires
	12/31/2016	12/31/2017
AZL Franklin Small Cap Value Fund	$16,136,615	$44,269,348

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $2,982,199 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Small Cap Value Fund
Notes to the Financial Statements, continued
December 31, 2009

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Franklin Small Cap Value Fund	$2,835,324	$—	$2,835,324

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Franklin Small Cap Value Fund	$4,343,479	$12,013,212	$16,356,691

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	Undistributed		Accumulated		Total
	Ordinary	Accumulated	Capital and	Unrealized	Accumulated
	Income	Earnings	Other Losses	Appreciation(b)	Earnings (Deficit)
AZL Franklin Small Cap Value Fund	$1,652,719	$1,652,719	$(63,388,162)	$10,259,287	$(51,476,156)

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Franklin Small Cap Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2009, 87.27% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

23

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

24

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

25

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

26

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

27

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

28

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® Franklin Templeton
Founding Strategy Plus Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Franklin Templeton Founding Strategy Plus Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Franklin Templeton Founding Strategy Plus Fund; and Franklin Mutual Advisers, LLC, and Templeton Global Advisors, Limited serves as Subadvisers to the Fund on the equity portfolio and Franklin Advisers, Inc. serves as Subadviser to the Fund on the fixed income portfolio.
The AZL® Franklin Templeton Founding Strategy Plus Fund commenced operations on
October 23, 2009, and as such, does not have at least six months of operations to include a discussion of fund performance.

1

AZL® Franklin Templeton Founding Strategy Plus Fund
The AZL® Franklin Templeton Founding Strategy Plus Fund commenced operations on October 23, 2009, and as such, does not have at least six months of operations to include a discussion of fund performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	10/23/09	12/31/09	10/23/09 - 12/31/09	10/23/09 - 12/31/09
AZL Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$1,024.50	$2.33	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period from October 23, 2009 (date of commencement of operations) to December 31, 2009 divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$1,019.16	$6.11	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period). Information shown reflects values using the expense ratios for the 70 days of operations during the period, and has been annualized to reflect values for the period July 1, 2009 to December 31, 2009.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Franklin Templeton Founding Strategy Plus Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Aerospace & Defense	0.2%
Air Freight & Logistics	0.9
Auto Components	0.1
Automobiles	0.8
Beverages	1.5
Biotechnology	0.7
Building Products	0.2
Capital Markets	0.6
Chemicals	0.4
Commercial Banks	2.3
Commercial Services & Supplies	1.2
Communications Equipment	0.7
Computers & Peripherals	0.7
Construction Materials	0.2
Consumer Finance	0.2
Diversified Consumer Services	1.5
Diversified Financial Services	5.7
Diversified Telecommunication Services	3.2
Electric Utilities	4.3
Electronic Equipment Instruments & Components	0.4
Energy Equipment & Services	0.8
Food & Staples Retailing	1.6
Food Products	1.9
Gas Utilities	0.1
Health Care Equipment & Supplies	0.7
Health Care Providers & Services	3.3
Hotels, Restaurants & Leisure	0.3
Independent Power Producers & Energy Traders	0.1
Industrial Conglomerates	2.2
Insurance	2.5
Internet & Catalog Retail	0.1
Internet Software & Services	0.0
IT Services	0.8
Life Sciences Tools & Services	0.2
Machinery	0.0
Marine	0.3
Media	4.3
Metals & Mining	0.7
Multi-Utilities	2.0
Multiline Retail	0.2
Office Electronics	0.5
Oil & Gas Equipment & Services	0.8
Oil, Gas & Consumable Fuels	6.7
Paper & Forest Products	1.1
Personal Products	0.1
Pharmaceuticals	3.8
Real Estate Investment Trusts (REITs)	1.2
Real Estate Management & Development	0.4
Road & Rail	0.2
Semiconductors & Semiconductor Equipment	1.6
Software	2.6
Sovereign Bonds	18.5
Specialty Retail	0.4
Tobacco	2.1
Trading Companies & Distributors	0.1
Water Utilities	0.1
Wireless Telecommunication Services	1.2
U.S. Government Agency Mortgages	2.9
Investment Company	11.3

103.5%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Convertible Preferred Stocks (0.9%):
Diversified Financial Services (0.9%):

3,900	Bank of America Corp.	$58,188
200	Bank of America Corp., Series L	175,800
2,500	Citigroup, Inc.*	260,850

		494,838

Total Convertible Preferred Stocks (Cost $476,718)		494,838

Common Stocks (53.6%):
Aerospace & Defense (0.2%):

12,440	BAE Systems plc	71,680
1,610	Empresa Brasileira de Aeronautica SA ADR	35,597
2,362	Gencorp, Inc.*	16,534

		123,811

Air Freight & Logistics (0.9%):

6,490	Deutsche Post AG	125,465
1,220	FedEx Corp.	101,809
2,269	TNT NV	69,444
3,120	United Parcel Service, Inc., Class B	178,994

		475,712

Auto Components (0.1%):

910	Compagnie Generale des Establissements Michelin, Class B	69,795

Automobiles (0.8%):

1,950	Bayerische Motoren Werke AG (BMW)	89,199
1,422	Daimler AG, Registered Shares	75,843
1,720	Harley-Davidson, Inc.	43,344
1,450	Hyundai Motor Co.*	149,792
2,300	Toyota Motor Corp.	96,652

		454,830

Beverages (1.5%):

1,062	Brown-Forman Corp., Class B	56,891
995	Carlsberg A/S, Class B	73,438
5,000	Diageo plc	87,185
7,805	Dr Pepper Snapple Group, Inc.	220,882
4,125	Pepsi Bottling Group, Inc. (The)	154,688
1,451	PepsiAmericas, Inc.	42,456
2,238	Pernod Ricard SA	192,080

		827,620

Biotechnology (0.7%):

5,310	Amgen, Inc.*	300,387
1,270	Biogen, Inc.*	67,945

		368,332

Building Products (0.2%):

3,821	Owens Corning, Inc.*	97,970

Capital Markets (0.6%):

1,750	Bank of New York Mellon Corp.	48,947
1,149	Deutsche Bank AG, Registered Shares	81,239
2,790	Morgan Stanley	82,584
9,246	UBS AG, Registered Shares*	142,071

		354,841

Commercial Banks (1.9%):

30,722	Barclays plc	135,364
8,000	DBS Group Holdings, Ltd.	87,005
11,600	HSBC Holdings plc	132,063
8,540	HSBC Holdings plc	97,449
1,740	ICICI Bank, Ltd. ADR	65,615
43,690	Intesa Sanpaolo*	195,739
500	Societe Generale	34,593
24,025	UniCredit SpA*	79,908
8,400	Wells Fargo & Co.	226,716

		1,054,452

Commercial Services & Supplies (0.4%):

1,550	Adecco SA, Registered Shares	85,595
13,998	Brambles, Ltd.	84,773
1,460	Randstad Holding NV*	72,181

		242,549

Communications Equipment (0.7%):

6,600	Cisco Systems, Inc.*	158,004
17,412	Motorola, Inc.*	135,117
573	Tandberg ASA	16,334
8,000	Telefonaktiebolaget LM Ericsson, B Shares	73,605

		383,060

Computers & Peripherals (0.7%):

17,621	Dell, Inc.*	253,037
6,410	Seagate Technology	116,598

		369,635

Construction Materials (0.2%):

3,520	Carlsberg A/S, Class B	95,339

Consumer Finance (0.2%):

2,530	American Express Co.	102,516

Diversified Consumer Services (0.1%):

1,325	H&R Block, Inc.	29,972

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued

Diversified Financial Services (1.6%):

17,285	Bank of America Corp.	$260,312
800	Bond Street Holdings LLC(e)	16,000
15,450	Citigroup, Inc.	51,139
1,237	Deutsche Boerse AG	102,694
11,582	ING Groep NV*	111,954
4,670	JPMorgan Chase & Co.	194,599
1,968	KB Financial Group, Inc.*	100,465
9,722	Prime Infrastructure Group*	35,986

		873,149

Diversified Telecommunication Services (2.6%):

10,910	AT&T, Inc.	305,807
60,004	Cable & Wireless plc	135,499
8,560	France Telecom SA	213,699
8,754	Koninklijke KPN NV	148,468
83,000	Singapore Telecommunications, Ltd.	182,826
8,267	Telefonica SA	230,391
6,140	Verizon Communications, Inc.	203,418

		1,420,108

Electric Utilities (2.3%):

2,530	American Electric Power Co., Inc.	88,019
8,700	Duke Energy Corp.	149,727
5,400	E.ON AG	224,489
943	Entergy Corp.	77,175
2,436	Exelon Corp.	119,047
2,150	FirstEnergy Corp.	99,868
3,250	FPL Group, Inc.	171,665
2,000	PPL Corp.	64,620
2,510	Progress Energy, Inc.	102,935
5,620	Southern Co.	187,258

		1,284,803

Electronic Equipment Instruments & Components (0.4%):

7,970	Flextronics International, Ltd.*	58,261
1,500	Fujifilm Holdings Corp.	44,819
5,240	Tyco Electronics, Ltd.	128,642

		231,722

Energy Equipment & Services (0.8%):

5,030	Aker Solutions ASA	65,378
1,173	Baker Hughes, Inc.	47,483
3,040	Halliburton Co.	91,474
3,018	Transocean, Ltd.*	249,890

		454,225

Food & Staples Retailing (1.6%):

15,752	CVS Caremark Corp.	507,372
8,775	Kroger Co. (The)	180,151
11,890	Tesco plc	81,683
1,733	Wal-Mart Stores, Inc.	92,629

		861,835

Food Products (1.9%):

17,617	Cadbury plc	226,669
1,810	General Mills, Inc.	128,166
671	Groupe Danone	40,859
8,434	Kraft Foods, Inc., Class A	229,236
8,307	Nestle SA, Registered Shares	403,675

		1,028,605

Gas Utilities (0.1%):

870	AGL Resources, Inc.	31,729
686	Noble Energy, Inc.	48,857

		80,586

Health Care Equipment & Supplies (0.7%):

1,286	Becton Dickinson & Co.	101,414
4,010	Covidien plc	192,039
1,940	Medtronic, Inc.	85,321

		378,774

Health Care Providers & Services (1.1%):

5,536	Community Health Systems, Inc.*	197,081
1,665	Hillenbrand, Inc.	31,369
760	Quest Diagnostics, Inc.	45,889
30,458	Tenet Healthcare Corp.*	164,169
5,590	UnitedHealth Group, Inc.	170,383

		608,891

Hotels, Restaurants & Leisure (0.3%):

1,270	Accor SA	68,984
12,080	Compass Group plc	86,267
7,299	Thomas Cook Group plc	27,104

		182,355

Independent Power Producers & Energy Traders (0.1%):

1,900	NRG Energy, Inc.*	44,859

Industrial Conglomerates (2.2%):

6,240	General Electric Co.	94,411
14,143	Keppel Corp., Ltd.	82,314
3,420	Koninklijke Philips Electronics NV	101,256
25,277	Orkla ASA	246,809
4,508	Siemens AG, Registered Shares	414,475
7,242	Tyco International, Ltd.	258,395

		1,197,660

Insurance (2.5%):

4,102	ACE, Ltd.	206,741
24,180	Aviva plc	153,118
2,476	AXA SA	58,552

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Insurance, continued

89	Berkshire Hathaway, Inc., Class B*	$292,454
3,604	Conseco, Inc.*	18,020
650	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	101,503
6,986	Old Republic International Corp.	70,139
6,140	Progressive Corp. (The)*	110,459
1,080	RenaissanceRe Holdings, Ltd.	57,402
10,400	Standard Life plc	36,083
1,330	Swiss RE, Registered Shares	63,737
990	Torchmark Corp.	43,510
1,596	Travelers Cos., Inc. (The)	79,577
353	Zurich Financial Services AG	76,770

		1,368,065

Internet & Catalog Retail (0.1%):

3,210	Expedia, Inc.*	82,529

Internet Software & Services (0.0%):

1	AOL, Inc.*	15

IT Services (0.8%):

8,480	Accenture plc, Class A	351,920
1,428	Affiliated Computer Services, Inc., Class A*	85,237

		437,157

Life Sciences Tools & Services (0.2%):

910	Lonza Group AG, Registered Shares	63,835
3,388	MDS, Inc.	26,538

		90,373

Machinery (0.0%):

3,788	Federal Signal Corp.	22,804

Marine (0.3%):

21	A.P. Moller — Maersk A/S, Class B	146,868

Media (3.1%):

1,910	Comcast Corp., Class A	32,203
12,790	Comcast Corp., Class A, Special	204,768
43,740	News Corp.	598,801
8,230	Pearson plc	118,296
3,700	Time Warner Cable, Inc.	153,143
2,960	Time Warner, Inc.	86,254
5,550	Viacom, Inc., Class B*	165,001
6,810	Vivendi	201,022
4,340	Walt Disney Co. (The)	139,965

		1,699,453

Metals & Mining (0.7%):

5,450	Alcoa, Inc.	87,854
2,855	Anglo American plc*	123,545
2,000	Barrick Gold Corp.	78,760
3,180	Vale SA ADR	78,927

		369,086

Multi-Utilities (2.0%):

2,510	Ameren Corp.	70,154
2,520	Consolidated Edison, Inc.	114,484
3,770	Dominion Resources, Inc.	146,728
1,831	GDF Suez	79,427
4,020	PG&E Corp.	179,493
4,260	Public Service Enterprise Group, Inc.	141,645
2,470	Sempra Energy	138,271
3,650	TECO Energy, Inc.	59,203
6,890	Xcel Energy, Inc.	146,275

		1,075,680

Multiline Retail (0.2%):

2,210	Target Corp.	106,898

Office Electronics (0.5%):

8,500	KONICA MINOLTA HOLDINGS, Inc.	87,191
21,683	Xerox Corp.	183,438

		270,629

Oil, Gas & Consumable Fuels (4.5%):

3,480	BG Group plc	62,311
24,190	BP plc	233,915
7,300	Canadian Oil Sands Trust	208,821
1,240	Chevron Corp.	95,468
5,030	ConocoPhillips	256,882
5,506	Eni SpA	140,163
5,000	Exxon Mobil Corp.	340,950
6,327	Marathon Oil Corp.	197,529
2,300	OAO Gazprom ADR	57,615
2,138	Pride International, Inc.*	68,224
6,510	Royal Dutch Shell plc, B Shares	189,677
6,160	Royal Dutch Shell plc, A Shares	186,308
3,300	Spectra Energy Corp.	67,683
2,530	StatoilHydro ASA	63,152
5,113	Total SA	327,616

		2,496,314

Paper & Forest Products (1.1%):

1,447	Domtar Corp.*	80,178
4,919	MeadWestvaco Corp.	140,831

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Paper & Forest Products, continued

5,220	Svenska Cellulosa AB, B Shares	$69,749
7,330	Weyerhaeuser Co.	316,216

		606,974

Personal Products (0.1%):

385	L’Oreal SA	42,740

Pharmaceuticals (3.8%):

1,110	Abbott Laboratories	59,929
2,570	Bristol-Myers Squibb Co.	64,893
11,750	GlaxoSmithKline plc	248,869
2,260	Johnson & Johnson Co.	145,567
12,180	Merck & Co., Inc.	445,057
530	Merck KGaA	49,184
6,719	Novartis AG, Registered Shares	366,155
16,550	Pfizer, Inc.	301,044
890	Roche Holding AG	151,440
3,650	Sanofi-Aventis	286,082

		2,118,220

Real Estate Investment Trusts (REITs) (0.4%):

376	Alexander’s, Inc.*	114,462
1,706	Forestar Group, Inc.*	37,498
27,121	Link REIT (The)	69,019

		220,979

Real Estate Management & Development (0.4%):

7,000	Cheung Kong Holdings, Ltd.	89,769
1,272	St. Joe Co. (The)*	36,748
6,000	Swire Pacific, Ltd., Class A	72,335

		198,852

Road & Rail (0.2%):

937	Burlington Northern Santa Fe Corp.	92,407

Semiconductors & Semiconductor Equipment (1.3%):

5,940	Intel Corp.	121,176
28,857	LSI Logic Corp.*	173,431
5,325	Maxim Integrated Products, Inc.	108,097
298	Samsung Electronics Co., Ltd.	203,673
64,000	Taiwan Semiconductor Manufacturing Co., Ltd.	128,521

		734,898

Software (2.6%):

26,224	Microsoft Corp.	799,570
327	Nintendo Co., Ltd.	77,533
14,380	Oracle Corp.	352,885
2,600	SAP AG	122,911
8,442	Sun Microsystems, Inc.*	79,102

		1,432,001

Specialty Retail (0.4%):

2,390	Home Depot, Inc.	69,143
833	Industria de Diseno Textil SA	51,610
32,130	Kingfisher plc	117,763

		238,516

Tobacco (2.1%):

16,087	Altria Group, Inc.	315,788
9,908	British American Tobacco plc	321,379
4,056	Imperial Tobacco Group plc	127,809
26	Japan Tobacco, Inc.	87,742
1,108	KT&G Corp.*	61,268
635	Lorillard, Inc.	50,946
1,845	Philip Morris International, Inc.	88,910
2,171	Reynolds American, Inc.	114,998

		1,168,840

Trading Companies & Distributors (0.1%):

2,480	Wolseley plc*	49,606

Water Utilities (0.1%):

1,320	American Water Works Co., Inc.	29,581

Wireless Telecommunication Services (1.2%):

20,850	Sprint Nextel Corp.*	76,311
4,000	Turkcell Iletisim Hizmetleri AS ADR	69,960
213,631	Vodafone Group plc	494,640

		640,911

Total Common Stocks (Cost $28,910,030)		29,438,402

Convertible Bonds (0.5%):
Media (0.5%):

$250,000	Liberty Global, Inc., 4.50%, 11/15/16(a)	271,250

Total Convertible Bonds (Cost $250,000)		271,250

Corporate Bonds (11.7%):
Chemicals (0.4%):

200,000	Huntsman International LLC, 7.88%, 11/15/14	195,500

Commercial Services & Supplies (0.6%):

300,000	Quintiles Transnational Corp., 9.50%, 12/30/14(a)	301,500

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Principal			Fair
Amount			Value
Corporate Bonds, continued

Diversified Consumer Services (1.4%):

$500,000		Ford Motor Credit Co. LLC, 7.50%, 8/1/12	$504,229
250,000		Reynolds Group, Inc. (The), 7.75%, 10/15/16(a)	255,625

			759,854

Diversified Financial Services (0.5%):

250,000		JPMorgan Chase & Co., 7.92%, 4/29/49, Series 1	257,865

Diversified Telecommunication Services (0.6%):

250,000		Clearwire Corp., 12.00%, 12/1/15(a)	253,750
100,000		Cricket Communications, Inc., 9.38%, 11/1/14	100,500

			354,250

Principal			Fair
Amount			Value
Electric Utilities (2.0%):

410,000		Dynegy Holdings, Inc., 7.50%, 6/1/15	$383,350
128,209		Texas Competitive Electric Holdings Co. LLC, 3.74%, 10/10/14(b)	102,293
772,000		Texas Competitive Electric Holdings Co. LLC, 10.25%, 11/1/15, Series A	625,320

			1,110,963

Health Care Providers & Services (2.2%):

467,000		Community Health Systems, Inc., 8.88%, 7/15/15	483,345
305,000		DaVita, Inc., 6.63%, 3/15/13	305,762
399,000		HCA, Inc., 6.50%, 2/15/16	379,050
50,000		HCA, Inc., 7.88%, 2/15/20(a)	52,063

			1,220,220

Media (0.7%):

325,000		Cablevision Systems Corp., 8.63%, 9/15/17(a)	338,406
50,000		Cequel Communications Holdings I LLC, 8.63%, 11/15/17(a)	50,500

			388,906

Oil, Gas & Consumable Fuels (2.2%):

100,000		Antero Resources Finance Corp., 9.38%, 12/1/17(a)	102,000
345,000		Chesapeake Energy Corp., 6.50%, 8/15/17	338,100
200,000		Chesapeake Energy Corp., 7.25%, 12/15/18	201,500
200,000		El Paso Corp., 7.25%, 6/1/18	197,600
250,000		Forest Oil Corp., 8.50%, 2/15/14(a)	261,250
135,000		SandRidge Energy, Inc., 3.91%, 4/1/14(b)	121,027

			1,221,477

Real Estate Investment Trusts (REITs) (0.8%):

200,000		FelCor Lodging LP, 10.00%, 10/1/14(a)	201,750
250,000		Host Hotels & Resorts, Inc. LP, 6.75%, 6/1/16, Series Q	248,750

			450,500

Semiconductors & Semiconductor Equipment (0.3%):

100,000		Advanced Micro Devices, Inc., 8.13%, 12/15/17(a)	99,625
70,000		Freescale Semiconductor, Inc., 8.88%, 12/15/14	64,225

			163,850

Total Corporate Bonds (Cost $6,212,513)			6,424,885

Foreign Bonds (18.1%):
Diversified Financial Services (2.3%):

320,000	†	European Investment Bank, 6.50%, 9/10/14, Series E	241,166
260,000	†	New South Wales Treasury Corp., 6.00%, 5/1/12, Series 12	238,312
340,000	†	Queensland Treasury Corp., 6.00%, 6/14/11, Series 11	310,889
280,000	†	Queensland Treasury Corp., 6.00%, 8/14/13, Series 13	256,143
310,000	†	Queensland Treasury Corp., 7.13%, 9/18/17(a)	234,290

			1,280,800

Principal			Fair
Amount			Value
Sovereign Bonds (15.8%):

340,000	†	Australian Government, 5.75%, 4/15/12, Series 123	$312,375
120,000	†	Brazil Nota do Tesouro Nacional, 6.00%, 5/15/15, Series NTNB	125,858

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Principal			Fair
Amount			Value
Foreign Bonds, continued
Sovereign Bonds, continued

$800,000	†	Brazil Nota do Tesouro Nacional, 10.00%, 1/1/17, Series NTNF	$417,825
140,000	†	Brazil Nota do Tesouro Nacional, 6.00%, 5/15/45, Series NTNB	143,492
2,600,000,000	†	Indonesia Government, 12.80%, 6/15/21, Series FR34	322,580
3,200,000,000	†	Indonesia Government, 10.00%, 9/15/24, Series FR44	322,690
3,300,000,000	†	Indonesia Government, 10.00%, 2/15/28, Series FR47	330,857
420,000	†	Israel Government Bond, 7.00%, 4/29/11, Series 2680	122,838
1,100,000,000	†	Korea Treasury Bond, 4.75%, 12/10/11, Series 1112	952,052
1,100,000,000	†	Korea Treasury Bond, 4.00%, 6/10/12, Series 1206	935,968
1,400,000	†	Malaysian Government, 3.83%, 9/28/11, Series 1	417,725
5,000,000	†	Mexico Bonos Desarr, 8.00%, 12/7/23, Series M 20	369,048
7,000,000	†	Mexico Bonos Desarr, 7.50%, 6/3/27, Series M 20	497,245
4,000,000	†	Mexico Bonos Desarr, 10.00%, 11/20/36, Series M 30	347,870
2,900,000	†	Norwegian Government, 6.00%, 5/16/11	525,125
750,000	†	Poland Government Bond, 5.75%, 4/25/14, Series 0414	262,479
720,000	†	Poland Government Bond, 6.25%, 10/24/15, Series 1015	254,992
200,000	†	Republic of Hungary, 5.75%, 6/11/18	292,707
80,000	†	Republic of South Africa, 4.50%, 4/5/16, Series E	114,529
507,600	†	Russian Federation, 7.50%, 3/31/30(a)	572,953
6,900,000	†	Swedish Government, 5.25%, 3/15/11, Series 1045	1,019,946

			8,661,154

Total Foreign Bonds (Cost $9,913,001)			9,941,954

Shares or
Principal			Fair
Amount			Value
Yankee Dollar (4.5%):
Commercial Banks (0.4%):

100,000†		Export-Import Bank of Korea, 8.13%, 1/21/14	$116,089
110,000†		Korea Development Bank, 8.00%, 1/23/14	126,763

			242,852

Commercial Services & Supplies (0.2%):

100,000†		CEVA Group plc, 10.00%, 9/1/14(a)	95,000

Diversified Financial Services (0.4%):

190,000†		Petroplus Finance, Ltd., 6.75%, 5/1/14(a)	178,600
85,000†		Petroplus Finance, Ltd., 7.00%, 5/1/17(a)	76,500

			255,100

Oil & Gas Equipment & Services (0.8%):

100,000†		Expro Finance Luxembourg, 8.50%, 12/15/16(a)	99,250
400,000†		Petroleos de Venezuela SA, 14.13%, 7/10/11, Series 2011(d)	324,000

			423,250

Sovereign Bonds (2.7%):

170,000†		Emirate of Abu Dhabi, 6.75%, 4/8/19(a)	187,425
1,000,000†		Republic of Argentina, 0.94%, 8/3/12(b)	344,500
175,000†		Republic of Indonesia, 11.63%, 3/4/19(a)	251,125
320,000†		Republic of Iraq, 5.80%, 1/15/28(a)	244,800
240,000†		South Africa Government International Bond, 6.88%, 5/27/19	269,400
170,000†		State of Qatar, 6.55%, 4/9/19(a)	189,125

			1,486,375

Total Yankee Dollar (Cost $2,503,534)			2,502,577

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Shares or
Principal		Fair
Amount		Value
Yankee Dollar, continued
Sovereign Bonds, continued
U.S. Government Agency Mortgages (2.9%):
Federal Home Loan Bank (2.9%)

$1,570,000	0.001%, 1/4/10(c)	$1,570,000

Total U.S. Government Agency Mortgages (Cost $1,570,000)		1,570,000

Investment Company (11.3%):
6,222,113	Dreyfus Treasury Prime Cash Management, 0.00%(d)	$6,222,113

Total Investment Company (Cost $6,222,113)		6,222,113

Total Investment Securities (Cost $56,057,909)(f) — 103.5%		56,866,019
Net other assets (liabilities) — (3.5)%		(1,913,806)

Net Assets — 100.0%		$54,952,213

Percentages indicated are based on net assets as of December 31, 2009.

*	Non-income producing security.

ADR—American Depository Receipt

LLC—Limited Liability Company

LP — Limited Partnership

plc—Public Liability Company

REIT—Real Estate Investment Trust

†	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Variable rate security. The rate presented represents the rate in effect at December 31, 2009. The date presented represents the final maturity date.

(c)	The rate represents the effective yield at time of purchase.

(d)	The rate represents the effective yield at December 31, 2009.

(e)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2009, these securities represent 0.0% of the net asset of the Fund.

(f)	Cost for federal income tax purposes is $56,277,372. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$1,513,695
Unrealized depreciation	(925,048)

Net unrealized appreciation	$588,647

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2009

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage
Argentina	0.6%
Australia	2.2
Bermuda	0.1
Brazil	1.4
Canada	0.6
Cayman Islands	0.2
Denmark	0.4
France	2.8
Germany	2.4
Hong Kong	0.4
Hungary	0.5
India	0.1
Indonesia	2.2
Iraq	0.4
Ireland	1.1
Israel	0.2
Italy	0.7
Japan	0.7
Luxembourg	0.2
Malaysia	0.7
Mexico	2.1
Netherlands	0.9
New Zealand	0.8
Norway	1.6
Poland	0.9
Qatar	0.3
South Korea	4.8
Russian Federation	1.1
Singapore	0.7
South Africa	0.7
Spain	0.5
Sweden	2.0
Switzerland	3.9
Taiwan	0.2
Turkey	0.1
United Arab Emirates	0.3
United Kingdom	6.3
United States	54.9

100.0%

continued

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Foreign Currency Contracts

As of December 31, 2009 the Fund’s open foreign currency exchange contracts were as follows:

				Unrealized
	Delivery	Contract	Fair	Appreciation/
Long Contracts	Date	Amount	Value	(Depreciation)

Receive 257,967 Brazilian Real in exchange for U.S. Dollars	1/4/10	$148,129	$148,086	$(43)
Receive 33,603 British Sterling Pounds in exchange for U.S. Dollars	1/4/10	53,445	54,267	822
Receive 81 British Sterling Pounds in exchange for U.S. Dollars	1/5/10	131	131	—
Receive 17,711 Canadian Dollars in exchange for U.S. Dollars	1/5/10	16,849	16,939	90
Receive 461,125,000 Chilean Peso in exchange for U.S. Dollars	10/29/10	875,000	917,870	42,870
Receive 5,836,250 Chinese Renminbi in exchange for U.S. Dollars	10/29/10	875,000	861,343	(13,657)
Receive 100,000 European Euro in exchange for U.S. Dollars	1/14/10	147,518	143,338	(4,180)
Receive 41,781,250 Indian Rupee in exchange for U.S. Dollars	10/29/10	875,000	876,942	1,942
Receive 1,391,625 Israeli Shekel in exchange for U.S. Dollars	10/29/10	375,000	367,281	(7,719)
Receive 1,446,176 Malaysian Ringgit in exchange for U.S. Dollars	1/5/10	421,134	422,523	1,389
Receive 2,979,813 Malaysian Ringgit in exchange for U.S. Dollars	10/29/10	875,000	862,176	(12,824)
Receive 1,374,360 Malaysian Ringgit in exchange for U.S. Dollars	1/4/11	400,000	397,099	(2,901)
Receive 35,820,000 Philippine Peso in exchange for U.S. Dollars	10/29/10	750,000	756,173	6,173
Receive 9,711 Singapore Dollars in exchange for U.S. Dollars	3/24/10	6,908	6,909	1
Receive 1,177,111 Swedish Krone in exchange for U.S. Dollars	1/7/10	164,497	164,580	83
Receive 81,800 Swiss Franc in exchange for U.S. Dollars	5/10/10	79,774	79,178	(596)

				$11,450

				Unrealized
	Delivery	Contract	Fair	Appreciation/
Short Contracts	Date	Amount	Value	(Depreciation)

Deliver 536,446 British Sterling Pounds in exchange for U.S. Dollars	1/13/10	$894,792	$866,287	$28,505
Deliver 114,000 British Sterling Pounds in exchange for U.S. Dollars	1/13/10	182,047	184,094	(2,047)
Deliver 340,000 Danish Kroner in exchange for U.S. Dollars	4/23/10	67,255	65,428	1,827
Deliver 60 European Euro in exchange for U.S. Dollars	1/4/10	86	86	—
Deliver 420,140 European Euro in exchange for U.S. Dollars	1/14/10	622,782	602,218	20,564
Deliver 725,850 European Euro in exchange for U.S. Dollars	1/14/10	1,075,941	1,040,415	35,526
Deliver 1,644,000 European Euro in exchange for U.S. Dollars	10/29/10	2,430,818	2,353,271	77,547
Deliver 115,000 European Euro in exchange for U.S. Dollars	1/4/11	164,390	164,554	(164)
Deliver 91,650,000 Japanese Yen in exchange for U.S. Dollars	10/29/10	1,000,000	988,911	11,089
Deliver 6,194,000 Japanese Yen in exchange for U.S. Dollars	11/15/10	69,149	66,864	2,285
Deliver 3,093,000 Japanese Yen in exchange for U.S. Dollars	11/16/10	34,574	33,390	1,184
Deliver 1,491,000 Japanese Yen in exchange for U.S. Dollars	11/16/10	16,596	16,096	500
Deliver 1,616,000 Japanese Yen in exchange for U.S. Dollars	11/17/10	17,976	17,446	530
Deliver 6,176,000 Japanese Yen in exchange for U.S. Dollars	11/17/10	69,150	66,673	2,477
Deliver 2,471,000 Japanese Yen in exchange for U.S. Dollars	11/17/10	27,661	26,676	985
Deliver 8,613,000 Japanese Yen in exchange for U.S. Dollars	11/18/10	96,818	92,985	3,833
Deliver 6,679,000 Japanese Yen in exchange for U.S. Dollars	11/29/10	75,373	72,127	3,246
Deliver 6,105,000 Japanese Yen in exchange for U.S. Dollars	11/29/10	69,158	65,928	3,230
Deliver 2,416,000 Japanese Yen in exchange for U.S. Dollars	11/29/10	27,667	26,091	1,576
Deliver 3,627,000 Japanese Yen in exchange for U.S. Dollars	11/29/10	41,489	39,168	2,321
Deliver 5,989,000 Japanese Yen in exchange for U.S. Dollars	12/1/10	69,151	64,679	4,472
Deliver 2,255,332 Japanese Yen in exchange for U.S. Dollars	12/28/10	24,754	24,376	378
Deliver 2,260,084 Japanese Yen in exchange for U.S. Dollars	12/28/10	24,754	24,427	327
Deliver 2,251,755 Japanese Yen in exchange for U.S. Dollars	12/28/10	24,754	24,337	417
Deliver 5,400,000 Japanese Yen in exchange for U.S. Dollars	4/20/10	61,127	58,031	3,096
Deliver 6,979,500 Mexican Nuevo Peso in exchange for U.S. Dollars	10/29/10	500,000	512,752	(12,752)
Deliver 1,277,808 Norwegian Krone in exchange for U.S. Dollars	2/16/10	226,093	220,408	5,685
Deliver 655,154 New Zealand Dollar in exchange for U.S. Dollars	10/29/10	471,710	462,845	8,865
Deliver 693,963 New Zealand Dollar in exchange for U.S. Dollars	10/29/10	500,000	490,262	9,738

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Schedule of Portfolio Investments, continued
December 31, 2009

				Unrealized
	Delivery	Contract	Fair	Appreciation/
Short Contracts	Date	Amount	Value	(Depreciation)

Deliver 2,440 Singapore Dollars in exchange for U.S. Dollars	1/4/10	$1,736	$1,737	$(1)
Deliver 69,800 Singapore Dollars in exchange for U.S. Dollars	3/24/10	50,041	49,662	379
Deliver 392,476 Swiss Franc in exchange for U.S. Dollars	5/10/10	384,679	379,897	4,782
Deliver 47,000 Swiss Franc in exchange for U.S. Dollars	5/10/10	47,223	45,494	1,729

				$222,129

As of December 31, 2009 the Fund’s open forward cross currency contracts were as follows:

							Net
							Unrealized
		Amount		Amount	Contract	Fair	Appreciation/
Purchase/Sale		Purchased		Sold	Value	Value	(Depreciation)

Swedish Krone/Euro	SEK	4,380,000	EUR	423,327	$620,852	$628,481	$7,629
Polish Zloty/Euro	PLN	700,000	EUR	163,098	245,571	252,477	6,906
Norwegian Krone/Euro	NOK	710,000	EUR	83,148	121,775	123,651	1,876
Norwegian Krone/Euro	NOK	1,400,000	EUR	164,830	247,332	249,777	2,445
Norwegian Krone/Euro	NOK	550,000	EUR	64,325	97,160	98,607	1,447
Norwegian Krone/Euro	NOK	180,000	EUR	20,870	31,172	31,904	732
Brazilian Real/Japanese Yen	BRL	435,000	JPY	21,345,450	249,498	253,154	3,656

							$24,691

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Statement of Assets and Liabilities
December 31, 2009

AZL Franklin
Templeton Founding
Strategy Plus Fund

Assets:
Investment securities, at cost	$56,057,909

Investment securities, at value	$56,866,019
Interest and dividends receivable	355,162
Foreign currency, at value (cost $24,190)	23,821
Receivable for capital shares issued	38,940
Receivable for investments sold	12,268
Unrealized appreciation on foreign currency contracts	315,154
Reclaims receivable	1,272
Prepaid expenses	87

Total Assets	57,612,723

Liabilities:
Cash overdraft	1,570,000
Unrealized depreciation on foreign currency contracts	56,884
Payable for investments purchased	973,840
Manager fees payable	31,267
Administration fees payable	754
Distribution fees payable	11,312
Administrative and compliance services fees payable	187
Trustee fees payable	96
Other accrued liabilities	16,170

Total Liabilities	2,660,510

Net Assets	$54,952,213

Net Assets Consist of:
Capital	$53,888,616
Accumulated net investment income/(loss)	(19,530)
Accumulated net realized gains/(losses) from investment transactions	20,547
Net unrealized appreciation/(depreciation) on investments	1,062,580

Net Assets	$54,952,213

Shares of beneficial interest (unlimited number of shares authorized, no par value)	5,387,658
Net Asset Value (offering and redemption price per share)	$10.20

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Statement of Operations
For the Period Ended December 31, 2009

AZL Franklin
Templeton Founding
Strategy Plus Fund(a)

Investment Income:
Interest	$216,876
Dividends	124,841
Foreign withholding tax	(12,863)

Total Investment Income	328,854

Expenses:
Manager fees	69,499
Administration fees	4,438
Distribution fees	24,821
Custodian fees	10,868
Administrative and compliance services fees	163
Trustees’ fees	158
Professional fees	3,864
Shareholder reports	788
Other expenses	4,994

Total expenses before reductions	119,593
Less contractually expenses waived/reimbursed by the Manager	(509)

Net expenses	119,084

Net Investment Income/(Loss)	209,770

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	9,926
Change in unrealized appreciation/depreciation on investments	1,062,580

Net Realized/Unrealized Gains/(Losses) on Investments	1,072,506

Change in Net Assets Resulting From Operations	$1,282,276

(a)	For the Period October 23, 2009 (commencement of operations) to December 31, 2009.

See accompanying notes to the financial statements.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Statement of Changes in Net Assets

AZL Franklin
Templeton Founding
Strategy Plus Fund
October 23, 2009 to
December 31, 2009(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$209,770
Net realized gains/(losses) on investment transactions	9,926
Change in unrealized appreciation/depreciation on investments	1,062,580

Change in net assets resulting from operations	1,282,276

Dividends to Shareholders:
From net investment income	(243,500)

Change in net assets resulting from dividends to shareholders	(243,500)

Capital Transactions:
Proceeds from shares issued	53,698,799
Proceeds from dividends reinvested	243,500
Value of shares redeemed	(28,862)

Change in net assets resulting from capital transactions	53,913,437

Change in net assets	54,952,213
Net Assets:
Beginning of period	—

End of period	$54,952,213

Accumulated net investment income/(loss)	$(19,530)

Share Transactions:
Shares issued	5,366,756
Dividends reinvested	23,803
Shares redeemed	(2,901)

Change in shares	5,387,658

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the period indicated)

October 23,
2009 to
December 31,
2009(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	0.21

Total from Investment Activities	0.25

Dividends to Shareholders From:
Net Investment Income	(0.05)

Total Dividends	(0.05)

Net Asset Value, End of Period	$10.20

Total Return(b) (c)	2.45%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$54,952
Net Investment Income/(Loss)(d)	2.11%
Expenses Before Reductions(d) (e)	1.20%
Expenses Net of Reductions(d)	1.20%
Portfolio Turnover Rate(c)	1.99%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”), which commenced operations on October 23, 2009. The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Notes to the Financial Statements, continued
December 31, 2009

quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Notes to the Financial Statements, continued
December 31, 2009

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the period ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Notes to the Financial Statements, continued
December 31, 2009

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The contract amount of foreign currency exchange contracts outstanding was $17.0 million as of December 31, 2009. The monthly average contract amount for these contracts was $15.5 million for the period ended December 31, 2009.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. During the period ended December 31, 2009, the Fund did not enter into any futures contracts.

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2009:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Foreign Exchange Contracts	Unrealized appreciation on foreign currency contracts	$315,154	Unrealized depreciation on foreign currency contracts	$(56,884)

*	Total Fair Value is presented by Primary Risk Exposure. For foreign currency contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives).

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2009:

		Realized	Change in Unrealized
		Gain (Loss)	Appreciation
	Location of Gain (Loss)	on Derivatives	(Depreciation) on
	on Derivatives	Recognized in	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Income	in Income
Foreign Exchange Contracts	Net realized gains/(losses) on securities and foreign currency transactions / change in unrealized appreciation / depreciation on investments	$(77,149)	$258,270

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Notes to the Financial Statements, continued
December 31, 2009

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained three independent money management organizations (the “Subadviser”), Franklin Advisers, Inc. (“Advisors”), Franklin Mutual Advisers, LLC (“Franklin Mutual”) and Templeton Global Advisors Limited (“Global Advisors”) to make investment decisions on behalf of the Fund. Pursuant to subadvisory agreements, effective October 26, 2009 between the Manager and Advisors, the Manager and Franklin Mutual, and the Manager and Global Advisors, and the Trust, Advisors, Franklin Mutual and Global Advisors provide investment advisory services as Subadvisers for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.20%.

For the period ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Franklin Templeton Founding Strategy Plus Fund	0.70%	1.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

Expires
12/31/2012
AZL Franklin Templeton Founding Strategy Plus Fund	$509

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the period ended December 31, 2009, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Notes to the Financial Statements, continued
December 31, 2009

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $240 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total

Investment Securities:
Common Stocks — Domestic
Diversified Financial Services	$506,050	$—	$16,000	$522,050
All Other Common Stocks — Domestic+	14,981,151	—	—	14,981,151
Common Stocks — Foreign(a)
Aerospace & Defense	35,597	71,680	—	107,277
Air Freight & Logistics	—	194,909	—	194,909
Auto Components	—	69,795	—	69,795
Automobiles	—	411,486	—	411,486
Beverages	—	352,703	—	352,703
Capital Markets	—	223,310	—	223,310
Commercial Banks	65,615	762,121	—	827,736
Commercial Services & Supplies	—	242,549	—	242,549
Communications Equipment	—	89,939	—	89,939
Computers & Peripherals	116,598	—	—	116,598
Construction Materials	—	95,339	—	95,339

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Notes to the Financial Statements, continued
December 31, 2009

	Level 1	Level 2	Level 3	Total

Diversified Financial Services	$—	$351,099	$—	$351,099
Diversified Telecommunication Services	—	910,883	—	910,883
Electric Utilities	—	224,489	—	224,489
Electronic Equipment Instruments & Components	186,903	44,819	—	231,722
Energy Equipment & Services	249,890	65,378	—	315,268
Food & Staples Retailing	—	81,683	—	81,683
Food Products	—	671,203	—	671,203
Health Care Equipment & Supplies	192,039	—	—	192,039
Hotels, Restaurants & Leisure	—	182,355	—	182,355
Industrial Conglomerates	258,395	844,854	—	1,103,249
Insurance	264,143	489,763	—	753,906
IT Services	351,920	—	—	351,920
Life Sciences Tools & Services	26,538	63,835	—	90,373
Marine	—	146,868	—	146,868
Media	—	319,318	—	319,318
Metals & Mining	157,687	123,545	—	281,232
Multi-Utilities	—	79,427	—	79,427
Office Electronics	—	87,191	—	87,191
Oil, Gas & Consumable Fuels	266,436	1,203,142	—	1,469,578
Paper & Forest Products	—	69,749	—	69,749
Personal Products	—	42,740	—	42,740
Pharmaceuticals	—	1,101,730	—	1,101,730
Real Estate Investment Trusts (REITs)	—	69,019	—	69,019
Real Estate Management & Development	—	162,104	—	162,104
Semiconductors & Semiconductor Equipment	—	332,194	—	332,194
Software	—	200,444	—	200,444
Specialty Retail	—	169,373	—	169,373
Tobacco	—	598,198	—	598,198
Trading Companies & Distributors	—	49,606	—	49,606
Wireless Telecommunication Services	69,960	494,640	—	564,600
Convertible Bonds	—	271,250	—	271,250
Convertible Preferred Stocks	494,838	—	—	494,838
Corporate Bonds	—	6,424,885	—	6,424,885
Foreign Bonds
Diversified Financial Services	—	1,280,800	—	1,280,800
Sovereign Bonds	122,838	8,538,316	—	8,661,154
Yankee Dollar — Domestic	—	674,100	—	674,100
Yankee Dollar — Foreign	—	1,828,477	—	1,828,477
Investment Company	6,222,113	—	—	6,222,113
U.S. Government Agency Mortgages	—	1,570,000	—	1,570,000

Total Investment Securities	24,568,711	32,281,308	16,000	56,866,019

Other Financial Instruments*	—	258,270	—	258,270

Total Investments	$24,568,711	$32,539,578	$16,000	$57,124,289

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Notes to the Financial Statements, continued
December 31, 2009

	Investment	Other
	Securities	Financial
AZL Franklin Templeton Founding Strategy Plus Fund	(Common Stocks) **	Instruments*
Balance as of October 23, 2009	$—	$—
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	—	—
Net purchases/(sales)	16,000	—
Transfers in (out) of Level 3	—	—

Balance as of December 31, 2009	$16,000	$—

Net change in unrealized appreciation/(depreciation) attributable to level 3 investments still held at December 31, 2009	$—	—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

**	Diversified Financial Services.

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

5. Security Purchases and Sales

For the period ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Franklin Templeton Founding Strategy Plus Fund	$48,485,723	$769,996

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2009, the Fund held restricted securities representing 0.0% of net assets all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2009 are identified below:

	Acquisition	Acquisition		Fair
Security	Date	Cost	Shares	Value
Bond Street Holdings LLC	11/04/09	$16,000	800	$16,000

7. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Franklin Templeton Founding Strategy Plus Fund
Notes to the Financial Statements, continued
December 31, 2009

The tax character of dividends paid to shareholders during the period ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Franklin Templeton Founding Strategy Plus Fund	$243,500	$—	$243,500

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	Undistributed			Total
	Ordinary	Accumulated	Unrealized	Accumulated
	Income	Earnings	Appreciation(b)	Earnings
AZL Franklin Templeton Founding Strategy Plus Fund	$220,480	$220,480	$843,117	$1,063,597

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Franklin Templeton Founding Strategy Plus Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period October 23, 2009 to December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the period October 23, 2009 to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

28

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2009, 14.58% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

29

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

30

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

31

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

32

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

33

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

34

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

35

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

36

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

37

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® International Index Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® International Index Fund
Allianz Investment Management LLC serves as the Manager for the AZL® International Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance from its inception on May 1, 2009, to the period ended December 31, 2009?
From its inception on May 1, 2009 to the period ended December 31, 2009, the AZL® International Index Fund returned 33.10%1. That compared to a 36.04% total return for its benchmark, the MSCI EAFE Index2.
The Fund attempts to replicate the performance of the MSCI EAFE Index, which tracks the performance of 21 international equity markets. The 12-month period began with global stock markets continuing the declines of the previous year. Concerns about the direction of the global economy weighed on investors, many of whom vacated the stock markets and sought refuge in relatively safe assets.
Global markets early in the period began to improve as investors became more optimistic that the worst of the economic downturn was behind them. International stock markets generally rebounded strongly in that environment, with many outperforming U.S. markets. Among developed markets, Norway gained 87.1%, Australia gained 76.4% and Singapore gained 74.0%. That compares to a 26.46% return from the S&P 500 Index of large-cap U.S. stocks.
From a global perspective, the materials sector was among the top performers, returning 69.3% during the 12 months through December 2009. Sectors such as financial services (up 38.1%) and consumer discretionary (up 37.5%) also performed strongly during the period. The utilities sector (4.2%), telecommunications services sector (15.7%) and healthcare sector (up 17.5%) posted comparatively small gains.
The slight lag in the Fund’s performance, relative to its benchmark, was due primarily to the effect of fees and expenses, which are not associated with an index.*
The Fund’s return lagged that of the benchmark due in large part to the difference between the Fund’s valuation methodology, in which underlying securities are priced at fair value at the close of the New York Stock Exchange (4:00 pm EST), and the market value approach employed by the MSCI EAFE Index, in which securities are valued at the last transaction price as of the close of their primary exchanges. Accordingly, certain security valuations based on the Fund’s valuation methodology resulted in lower returns relative to the benchmark index’s valuations at period end.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

[2]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. Investors cannot invest directly in an index.

AZL® International Index Fund Review
Fund Objective
The Fund seeks to match the performance of the MSCI EAFE Index as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its total assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
The performance of the Fund is expected to be lower than that of the MSCI EAFE Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden and severe price declines.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Aggregate Total Returns as of December 31, 2009

		Since
	6	Inception
	Months	(5/1/09)

AZL® International Index Fund	21.66%	33.10%

MSCI EAFE Index	22.18%	36.04%

Expense Ratio
Gross	0.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.70% limiting operating expenses, excluding certain expenses (such as interest expense), to 0.70% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, which is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL International Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL International Index Fund	$1,000.00	$1,216.60	$3.91	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL International Index Fund	$1,000.00	$1,021.68	$3.57	0.70%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL International Index Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Aerospace & Defense	0.6%
Air Freight & Logistics	0.4
Airlines	0.2
Auto Components	0.6
Automobiles	3.3
Beverages	1.9
Biotechnology	0.3
Building Products	0.6
Capital Markets	2.3
Chemicals	3.0
Commercial Banks	13.9
Commercial Services & Supplies	0.8
Communications Equipment	0.8
Computers & Peripherals	0.5
Construction & Engineering	0.8
Construction Materials	0.8
Consumer Finance	0.1
Containers & Packaging	0.1
Distributors	0.1
Diversified Consumer Services	0.0
Diversified Financial Services	1.2
Diversified REITs	0.0
Diversified Telecommunication Services	3.9
Electric Utilities	3.3
Electrical Equipment	1.4
Electronic Equipment Instruments & Components	1.1
Energy Equipment & Services	0.6
Food & Staples Retailing	2.3
Food Products	3.5
Gas Utilities	0.4
Health Care Equipment & Supplies	0.8
Health Care Providers & Services	0.2
Hotels, Restaurants & Leisure	0.7
Household Durables	0.9
Household Products	0.6
Independent Power Producers & Energy Traders	0.2
Industrial Conglomerates	1.5
Insurance	4.3
Internet & Catalog Retail	0.1
Internet Software & Services	0.1
IT Services	0.3
Leisure Equipment & Products	0.2
Life Sciences Tools & Services	0.1
Machinery	2.0
Marine	0.3
Media	1.4
Metals & Mining	5.9
Multiline Retail	0.4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

Percent of
Investments	net assets*
Multi-Utilities	1.7%
Office Electronics	0.6
Oil, Gas & Consumable Fuels	7.5
Paper & Forest Products	0.2
Personal Products	0.4
Pharmaceuticals	6.9
Real Estate Investment Trusts (REITs)	1.2
Real Estate Management & Development	1.7
Road & Rail	0.8
Semiconductors & Semiconductor Equipment	0.6
Software	0.8
Specialty Retail	0.8
Textiles, Apparel & Luxury Goods	0.9
Tobacco	1.1
Trading Companies & Distributors	1.0
Transportation Infrastructure	0.4
Water Utilities	0.1
Wireless Telecommunication Services	1.8
Rights	0.0
Warrants	0.0
Investment Company	1.5

98.8%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Common Stocks (97.3%):
Aerospace & Defense (0.6%):

55,813	BAE Systems plc	$321,598
15,027	Cobham plc	60,564
6,727	European Aeronautic Defence & Space Co. NV	134,362
6,593	Finmeccanica SpA	105,137
28,325	Rolls-Royce Group plc	221,015
2,443	Safran SA	47,522
17,000	Singapore Technologies Engineering, Ltd.	39,087
1,243	Thales SA	63,692

		992,977

Air Freight & Logistics (0.4%):

13,234	Deutsche Post AG	255,840
6,104	TNT NV	186,817
10,601	Toll Holdings, Ltd.	82,589
7,000	YAMATO HOLDINGS Co., Ltd.	96,804

		622,050

Airlines (0.2%):

2,652	Air France-KLM*	41,345
16,000	All Nippon Airways Co., Ltd.	43,375
8,653	British Airways plc*	25,810
13,000	Cathay Pacific Airways, Ltd.*	24,091
4,242	Deutsche Lufthansa AG, Registered Shares	71,301
9,965	Iberia Lineas Aereas de Espana SA*	26,999
21,000	Japan Airlines Corp.*	15,107
19,951	Qantas Airways, Ltd.	53,010
8,000	Singapore Airlines, Ltd.	84,489

		385,527

Auto Components (0.6%):

2,700	AISIN SEIKI Co., Ltd.	77,183
10,100	BRIDGESTONE Corp.	177,024
2,436	Compagnie Generale des Establissements Michelin, Class B	186,835
7,200	DENSO Corp.	215,820
1,000	Koito Manufacturing Co., Ltd.	15,934
2,000	NGK SPARK PLUG Co., Ltd.	22,520
2,000	NHK SPRING Co., Ltd.	18,549
1,700	NOK Corp.	23,464
1,700	Nokian Renkaat OYJ	41,243
57,573	Pirelli & C. SpA*	34,365
2,400	Stanley Electric Co., Ltd.	48,272
1,900	Sumitomo Rubber Industries, Ltd.	16,358
1,000	TOYODA GOSEI Co., Ltd.	30,099
1,100	TOYOTA BOSHOKU Corp.	24,442
2,500	TOYOTA INDUSTRIES Corp.	74,237

		1,006,345

Automobiles (3.3%):

5,359	Bayerische Motoren Werke AG (BMW)	245,136
549	Bayerische Motoren Werke AG (BMW), Preferred Shares	17,868
2,000	DAIHATSU MOTOR Co., Ltd.	19,907
13,784	Daimler AG, Registered Shares	735,176
12,374	Fiat SpA*	180,070
11,000	Fuji Heavy Industries, Ltd.	53,392
25,200	Honda Motor Co.	852,201
22,000	ISUZU MOTORS, Ltd.	41,103
26,000	Mazda Motor Corp.	59,456
51,000	MITSUBISHI MOTORS Corp.*	70,287
37,900	NISSAN MOTOR Co., Ltd.*	331,299
1,464	Porsche Automobil Holding SE, Preferred Shares	91,019
2,592	PSA Peugeot Citroen SA*	86,825
3,048	Renault SA*	155,191
5,900	SUZUKI MOTOR Corp.	144,899
45,000	Toyota Motor Corp.	1,891,018
667	Volkswagen AG	73,374
1,609	Volkswagen AG, Preferred Shares	149,781
4,100	Yamaha Motor Co., Ltd.*	51,495

		5,249,497

Beverages (1.9%):

10,993	Anheuser-Busch InBev NV	567,886
6,600	ASAHI BREWERIES, Ltd.	121,057
1,800	Carlsberg A/S, Class B	132,853
8,584	Coca-Cola Amatil, Ltd.	88,431
2,601	Coca-Cola Hellenic Bottling Co. SA	59,250
300	COCA-COLA WEST Co., Ltd.	5,277
38,184	Diageo plc	665,817
31,484	Foster’s Group, Ltd.	154,884
1,515	Heineken Holding NV	63,467
3,619	Heineken NV	171,464
1,100	ITO EN, Ltd.	16,500
14,000	Kirin Holdings Co., Ltd.	223,226
3,195	Pernod Ricard SA	274,216
14,079	SABMiller plc	412,805
3,000	SAPPORO HOLDINGS, Ltd.	16,343

		2,973,476

Biotechnology (0.3%):

1,677	Actelion, Ltd., Registered Shares*	89,589
9,497	CSL, Ltd.	276,209
2,471	Grifols SA	43,054

		408,852

Building Products (0.6%):

15,000	Asahi Glass Co., Ltd.	140,540
5,400	Assa Abloy AB, Class B	103,436
5,893	Compagnie de Saint-Gobain	316,290

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Building Products, continued

3,400	DAIKIN INDUSTRIES, Ltd.	$132,716
596	Geberit AG, Registered Shares	105,599
4,500	JS Group Corp.	77,437
12,000	Nippon Sheet Glass Co., Ltd.	34,332
5,000	TOTO, Ltd.	31,636

		941,986

Capital Markets (2.3%):

13,254	3i Group plc	59,908
17,726	Credit Suisse Group AG, Registered Shares	873,237
27,300	Daiwa Securities Group, Inc.	136,883
9,091	Deutsche Bank AG, Registered Shares	642,768
3,724	GAM Holding, Ltd.	45,326
6,888	ICAP plc	47,728
7,473	Investec plc	51,221
200	JAFCO Co., Ltd.	4,808
4,966	Macquarie Group, Ltd.	212,551
27,622	Man Group plc	135,857
9,597	Marfin Investment Group SA	27,293
900	MATSUI SECURITIES Co., Ltd.	6,259
8,093	Mediobanca SpA*	96,013
8,000	Mizuho Securities Co., Ltd.	23,949
56,300	Nomura Holdings, Inc.	414,974
252	SBI Holdings, Inc.	44,796
1,368	Schroders plc	29,197
55,020	UBS AG, Registered Shares*	845,417

		3,698,185

Chemicals (3.0%):

3,972	Air Liquide SA	468,821
1,000	Air Water, Inc.	11,776
3,699	Akzo Nobel NV	243,786
21,000	ASAHI KASEI Corp.	104,954
14,070	BASF SE	878,246
3,000	DAICEL CHEMICAL INDUSTRIES, Ltd.	17,520
10,000	DENKI KAGAKU KOGYO KABUSHIKI KAISHA	44,727
125	Givaudan SA, Registered Shares(a)	99,505
1,200	Hitachi Chemical Co., Ltd.	24,160
27,552	Incitec Pivot, Ltd.	87,290
2,912	Johnson Matthey plc	71,916
3,200	JSR Corp.	64,877
2,817	K+S AG	161,995
3,000	KANEKA Corp.	19,035
2,000	KANSAI PAINT Co., Ltd.	16,609
2,593	Koninklijke DSM NV	127,126
6,000	KURARAY Co., Ltd.	70,244
2,442	Linde AG	292,819
18,500	Mitsubishi Chemical Holdings Corp.	77,973
4,000	MITSUBISHI GAS CHEMICAL Co., Inc.	20,092
10,000	Mitsubishi Rayon Co., Ltd.	40,017
8,000	Mitsui Chemicals, Inc.	20,576
2,000	Nissan Chemical Industries, Ltd.	28,485
2,800	NITTO DENKO Corp.	99,796
625	Novozymes A/S, B Shares	64,815
2,593	Nufarm, Ltd.	25,326
5,092	Orica, Ltd.	117,992
6,500	Shin-Etsu Chemical Co., Ltd.	366,435
27,000	Showa Denko K.K.	53,854
923	Solvay SA	99,495
24,000	SUMITOMO CHEMICALl Co., Ltd.	104,769
1,511	Syngenta AG, Registered Shares	423,510
5,000	TAIYO NIPPON SANSO Corp.	53,039
12,000	TEIJIN, Ltd.	38,577
4,000	Tokuyama Corp.	22,294
19,000	TORAY INDUSTRIES, Inc.	102,392
6,000	TOSOH Corp.	16,516
19,000	Ube Industries, Ltd.	52,032
2,037	Umicore	67,825
213	Wacker Chemie AG	37,015
3,050	Yara International ASA	138,201

		4,876,432

Commercial Banks (13.9%):

7,000	77th Bank, Ltd. (The)	37,050
7,892	Alpha Bank AE*	91,293
6,000	AOZORA BANK, Ltd.	6,341
38,038	Australia & New Zealand Banking Group, Ltd.	773,695
7,396	Banca Carige SpA	19,681
29,649	Banca Monte dei Paschi di Siena SpA	51,908
7,526	Banca Popolare di Milano Scarl	53,384
55,611	Banco Bilbao Vizcaya Argentaria SA	1,007,254
44,214	Banco Comercial Portugues SA	53,060
12,915	Banco de Sabadell SA	71,728
2,337	Banco de Valencia SA	17,786
7,249	Banco Espirito Santo SA	47,113
10,739	Banco Popolare Societa Cooperativa*	80,376
14,483	Banco Popular Espanol SA	105,730
126,848	Banco Santander SA	2,083,887
9,723	Bank of Cyprus Public Co., Ltd.	67,767
25,200	Bank of East Asia, Ltd. (The)	98,947
6,000	Bank of Kyoto, Ltd. (The)	48,428
21,000	Bank of Yokohama, Ltd. (The)	95,117
3,834	Bankinter SA	38,966
172,545	Barclays plc	760,250
5,272	Bendigo and Adelaide Bank, Ltd.	46,205
14,546	BNP Paribas, Inc.	1,147,761

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Commercial Banks, continued

61,500	BOC Hong Kong Holdings, Ltd.	$138,322
13,000	Chiba Bank, Ltd. (The)	77,591
2,000	Chugoku Bank, Ltd. (The)	24,671
13,000	Chuo Mitsui Trust Holdings, Inc.	43,395
11,899	Commerzbank AG*	100,008
23,300	Commonwealth Bank of Australia	1,135,838
13,938	Credit Agricole SA	242,966
6,900	Danske Bank A/S*	157,129
26,000	DBS Group Holdings, Ltd.	282,766
1,169	Deutsche Postbank AG*	38,161
9,251	Dexia SA*	58,188
14,611	DnB NOR ASA*	158,723
5,451	EFG Eurobank Ergasias*	60,448
2,774	Erste Group Bank AG	102,814
14,000	Fukuoka Financial Group, Inc.	48,591
7,000	Gunma Bank, Ltd. (The)	35,550
8,000	Hachijuni Bank, Ltd. (The)	46,547
11,500	Hang Seng Bank, Ltd.	169,188
5,000	Hiroshima Bank, Ltd. (The)	19,164
16,000	Hokuhoku Financial Group, Inc.	32,561
264,965	HSBC Holdings plc	3,023,468
11,539	Intesa Sanpaolo	38,533
121,220	Intesa Sanpaolo*	543,087
3,000	Iyo Bank, Ltd. (The)	24,287
8,000	Joyo Bank, Ltd. (The)	31,949
3,202	Julius Baer Group, Ltd.	111,859
2,416	KBC GROEP NV*	104,617
593,236	Lloyds Banking Group plc*	476,184
192,500	Mitsubishi UFJ Financial Group, Inc.	942,668
205,919	Mizuho Financial Group, Inc.	368,514
22,000	Mizuho Trust & Banking Co., Ltd.	20,402
31,846	National Australia Bank, Ltd.	774,696
9,420	National Bank of Greece SA*	240,177
12,720	Natixis*	63,314
13,000	NISHI-NIPPON CITY BANK, Ltd. (The)	31,762
49,400	Nordea Bank AB	500,585
40,000	Oversea-Chinese Banking Corp., Ltd.	257,549
4,559	Piraeus Bank SA*	52,014
838	Raiffeisen International Bank-Holding AG	47,427
6,987	Resona Holdings, Inc.	70,565
245,363	Royal Bank of Scotland Group plc*	115,071
6,241	Sapporo Hokuyo Holdings, Inc.	22,581
5,404	Senshu Ikeda Holdings, Inc.*	19,658
12	Seven Bank, Ltd.	23,837
14,000	Shinsei Bank, Ltd.*	15,175
10,000	SHIZUOKA BANK, Ltd. (The)	86,674
24,700	Skandinaviska Enskilda Banken AB, Class A*	151,899
9,573	Societe Generale	662,312
30,710	Standard Chartered plc	768,956
14,369	Sumitomo Mitsui Financial Group, Inc.	409,720
24,000	Sumitomo Trust & Banking Co., Ltd. (The)	116,693
4,000	Suruga Bank, Ltd.	34,702
7,300	Svenska Handelsbanken AB, A Shares	208,839
8,600	Swedbank AB, A Shares	85,576
8,500	UBI Banca — Unione di Banche Italiane SCPA	121,744
223,040	UniCredit SpA*	741,840
20,000	United Overseas Bank, Ltd.	278,400
44,854	Westpac Banking Corp.	1,009,344
2,000	Wing Hang Bank, Ltd.	18,585
3,000	Yamaguchi Financial Group, Inc.	27,766

		22,419,377

Commercial Services & Supplies (0.8%):

2,104	Adecco SA, Registered Shares	116,188
20,688	Brambles, Ltd.	125,289
645	Bureau Veritas SA	33,408
10,364	Capita Group plc	124,992
8,000	DAI NIPPON PRINTING Co., Ltd.	100,888
14,832	Experian plc	146,604
18,110	G4S plc	75,677
200	Nissha Printing Co., Ltd.	9,839
1,438	Randstad Holding NV*	71,093
3,500	SECOM Co., Ltd.	165,576
6,000	Securitas AB, B Shares	58,575
7,718	Serco Group plc	65,607
79	SGS SA, Registered Shares	102,894
545	Societe BIC SA	37,717
8,000	TOPPAN PRINTING Co., Ltd.	64,731

		1,299,078

Communications Equipment (0.8%):

38,791	Alcatel-Lucent*	129,904
57,950	Nokia OYJ	743,877
45,000	Telefonaktiebolaget LM Ericsson, B Shares	414,026

		1,287,807

Computers & Peripherals (0.5%):

30,000	Fujitsu, Ltd.	192,961
2,823	Logitech International SA, Registered Shares*	48,575
41,000	NEC Corp.*	105,628

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Computers & Peripherals, continued

2,500	Seiko Epson Corp.	$40,118
62,000	Toshiba Corp.*	341,983

		729,265

Construction & Engineering (0.8%):

2,084	ACS, Actividades de Construccion y Servicios SA	103,602
13,050	Balfour Beatty plc	54,222
3,671	Bouygues SA	191,429
2,000	Chiyoda Corp.	15,208
533	Eiffage SA	30,111
815	Fomento de Construcciones y Contratas SA	34,180
668	Hochtief AG	50,661
3,000	JGC Corp.	55,236
13,000	Kajima Corp.	26,099
1,000	Kinden Corp.	8,423
985	Koninklijke Boskalis Westminster NV	37,929
2,221	Leighton Holdings, Ltd.	75,024
9,000	OBAYASHI Corp.	30,634
1,057	Sacyr Vallehermoso SA*	12,049
11,000	SHIMIZU Corp.	39,439
6,800	Skanska AB, B Shares	115,748
18,000	TAISEI Corp.	30,822
6,727	Vinci SA	376,741

		1,287,557

Construction Materials (0.8%):

8,179	Boral, Ltd.	43,208
11,132	Carlsberg A/S, Class B	301,509
2,582	CIMPOR-Cimentos de Portugal SGPS SA	23,789
11,185	Fletcher Building, Ltd.	64,529
2,291	HeidelbergCement AG	155,971
3,955	Holcim, Ltd., Registered Shares*	306,651
369	Imerys SA	21,945
507	Italcementi SpA	6,924
7,708	James Hardie Industries NV*	58,102
3,180	Lafarge SA(a)	261,485
19,000	Taiheiyo Cement Corp.*	21,624
623	Titan Cement Co. SA	18,045

		1,283,782

Consumer Finance (0.1%):

960	ACOM Co., Ltd.	14,564
1,400	AEON CREDIT SERVICE Co., Ltd.	13,454
2,600	Credit Saison Co., Ltd.	29,113
1,730	ORIX Corp.	117,669

		174,800

Containers & Packaging (0.1%):

18,760	Amcor, Ltd.	104,482
15,598	Rexam plc	72,867
2,400	TOYO SEIKAN KAISHA, Ltd.	36,322

		213,671

Distributors (0.1%):

500	Canon Marketing Japan, Inc.	7,344
2,000	Jardine Cycle & Carriage, Ltd.	38,174
38,000	Li & Fung, Ltd.	156,394

		201,912

Diversified Consumer Services (0.0%):

1,400	Benesse Holdings, Inc.	58,555

Diversified Financial Services (1.2%):

2,965	ASX, Ltd.	92,318
352	Compagnie Nationale a Portefeuille	18,770
11,664	Criteria Caixacorp SA	55,114
3,114	Deutsche Boerse AG	258,519
360	Eurazeo	25,119
809	EXOR SpA	15,643
36,228	Fortis*	134,206
1,179	Groupe Bruxelles Lambert SA	110,944
16,500	Hong Kong Exchanges & Clearing, Ltd.	293,751
55,540	ING Groep NV*	536,860
6,800	Investor AB, B Shares	125,743
1,978	London Stock Exchange Group plc	22,883
700	Mitsubishi UFJ Lease & Finance Co., Ltd.	21,001
317	Pargesa Holding SA	27,767
1,580	Pohjola Bank plc	17,096
38,981	Resolution, Ltd.*	56,273
15,000	Singapore Exchange, Ltd.	88,443

		1,900,450

Diversified REIT (0.0%):

301	Fonciere des Regions SA	30,780

Diversified Telecommunication Services (3.9%):

2,178	Belgacom SA	78,552
119,293	BT Group plc	258,262
42,545	Cable & Wireless plc	96,073
44,115	Deutsche Telekom AG	654,634
1,650	Elisa OYJ	37,691
28,805	France Telecom SA	719,113
4,209	Hellenic Telecommunications Organization SA	61,620
251	Iliad SA	29,899
5,738	Inmarsat plc	63,773
26,227	Koninklijke KPN NV	444,810
7,776	Nippon Telegraph and Telephone Corp.	305,918
37,000	PCCW, Ltd.	8,906

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Diversified Telecommunication Services, continued

9,826	Portugal Telecom SGPS SA, Registered Shares	$119,438
119,000	Singapore Telecommunications, Ltd.	262,124
388	Swisscom AG, Registered Shares	147,999
5,300	Tele2 AB, B Shares	81,220
34,889	Telecom Corp. of New Zealand, Ltd.	63,140
157,990	Telecom Italia SpA	245,008
87,542	Telecom Italia SpA	96,605
65,264	Telefonica SA	1,818,824
5,370	Telekom Austria AG	76,663
12,400	Telenor ASA*	174,055
33,500	TeliaSonera AB	241,932
68,678	Telstra Corp., Ltd.(a)	210,409

		6,296,668

Electric Utilities (3.3%):

335	Acciona SA	43,506
329	BKW FMB Energie AG	25,589
4,000	Cheung Kong Infrastructure Holdings, Ltd.	15,183
10,500	Chubu Electric Power Co., Inc.	250,263
3,900	Chugoku Electric Power Co., Inc. (The)	74,387
33,000	CLP Holdings, Ltd.	222,988
2,733	Contact Energy, Ltd.	12,165
29,425	E.ON AG	1,223,258
28,705	EDP — Energias de Portugal SA	127,035
3,603	Electricite de France	214,376
101,072	Enel SpA	586,857
7,000	Fortum OYJ	189,618
2,400	Hokkaido Electric Power Co., Inc.	43,561
2,500	Hokuriku Electric Power Co.	54,409
22,500	Hongkong Electric Holdings, Ltd.	122,258
57,898	Iberdrola SA	551,101
12,100	Kansai Electric Power Co., Inc. (The)	272,789
6,200	Kyushu Electric Power Co., Inc.	127,527
1,084	Oesterreichische Elektrizitaetswirtschafts AG, Class A	45,954
1,838	Public Power Corp. SA*	33,920
1,858	Red Electrica Corporacion SA	102,963
13,682	Scottish & Southern Energy plc	255,646
2,500	Shikoku Electric Power Co., Inc.	64,496
16,894	SP AusNet	13,832
22,570	Terna — Rete Elettrica Nationale SpA	97,104
6,200	Tohoku Electric Power Co., Inc.	122,570
19,100	Tokyo Electric Power Co., Inc. (The)	478,831

		5,372,186

Electrical Equipment (1.4%):

34,834	ABB, Ltd., Registered Shares	666,374
3,234	Alstom SA	224,671
9,000	FUJI ELECTTRIC HOLDINGS Co., Ltd.*	15,536
8,000	Furukawa Electric Co., Ltd. (The)	33,299
3,189	Gamesa Corporacion Tecnologica SA	53,454
7,000	GS Yuasa Corp.	51,382
1,327	Legrand SA	36,999
29,000	Mitsubishi Electric Corp.*	214,143
6,000	Panasonic Electric Works Co., Ltd.	72,142
1,950	Prysmian SpA	34,131
6,404	Renewable Energy Corp. A/S*	49,028
3,718	Schneider Electric SA	430,693
1,444	Solarworld AG	31,558
11,000	Sumitomo Electric Industries, Ltd.	136,364
1,200	Ushio, Inc.	19,980
3,246	Vestas Wind Systems A/S*	198,642

		2,268,396

Electronic Equipment Instruments & Components (1.1%):

5,900	Citizen Holdings Co., Ltd.	33,573
40,144	Foxconn International Holdings, Ltd.*	46,216
7,400	Fujifilm Holdings Corp.	221,110
400	HIROSE ELECTRIC Co., Ltd.	41,698
600	Hitachi High-Technologies Corp.	11,790
67,100	Hitachi, Ltd.*	205,548
6,100	HOYA Corp.	161,742
1,800	IBIDEN Co., Ltd.	64,115
600	Keyence Corp.	123,717
2,600	KYOCERA Corp.	229,340
200	MABUCHI MOTOR Co., Ltd.	9,835
1,000	Mitsumi Electric Co., Ltd.	17,599
3,400	Murata Manufacturing Co., Ltd.	167,905
1,600	Nidec Corp.	147,144
6,000	Nippon Electric Glass Co., Ltd.	81,865
2,800	Omron Corp.	49,957
3,000	Shimadzu Corp.	19,892
2,000	TDK Corp.	121,973
5,000	YASKAWA ELECTRIC Corp.	41,648
2,800	YOKOGAWA ELECTRIC Corp.	24,504

		1,821,171

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued

Energy Equipment & Services (0.6%):

5,422	AMEC plc	$68,817
2,539	Compagnie Generale de Geophysique-Veritas*	54,148
1,195	Fugro NV	68,236
2,858	Petrofac, Ltd.	47,584
4,425	Saipem SpA	151,996
2,731	SBM Offshore NV	53,432
4,586	Seadrill, Ltd.	116,247
1,722	Technip-Coflexip SA	120,655
7,041	Tenaris SA	150,526
2,321	WorleyParsons, Ltd.	60,107

		891,748

Food & Staples Retailing (2.3%):

10,700	AEON Co., Ltd.	86,531
10,024	Carrefour SA	481,899
745	Casino Guichard-Perrachon SA	66,760
197	Colruyt SA	47,494
1,676	Delhaize Group	128,356
1,200	FamilyMart Co., Ltd.	35,371
17,872	J Sainsbury plc	92,912
4,329	Jeronimo Martins SGPS SA	43,055
800	Kesko OYJ, B Shares	26,384
18,967	Koninklijke Ahold NV	251,609
1,200	LAWSON, Inc.	52,874
9,711	Metcash, Ltd.	38,858
1,681	Metro AG	103,246
22,000	Olam International, Ltd.	41,211
11,600	Seven & I Holdings Co., Ltd.	235,484
120,627	Tesco plc	828,696
4,000	UNY Co., Ltd.	27,958
15,098	Wesfarmers, Ltd.	419,647
2,085	Wesfarmers, Ltd., Price Protected Shares	57,953
33,460	William Morrison Supermarkets plc	149,154
19,292	Woolworths, Ltd.	483,093

		3,698,545

Food Products (3.5%):

10,000	Ajinomoto Co., Inc.	94,159
1,089	Aryzta AG	40,628
4,778	Associated British Foods plc	63,399
20,345	Cadbury plc	261,769
122,382	Golden Agri-Resources, Ltd.*	44,075
23,241	Goodman Fielder, Ltd.	33,820
8,665	Groupe Danone	527,638
2,459	Kerry Group plc, Class A	72,474
2,000	KIKKOMAN Corp.	24,438
10	Lindt & Spruengli AG	21,484
1	Lindt & Spruengli AG, Registered Shares	24,580
826	MEIJI HOLDINGS Co., Ltd.*	31,076
54,118	Nestle SA, Registered Shares	2,629,839
4,000	Nippon Meat Packers, Inc.	45,967
3,000	Nisshin Seifun Group, Inc.	40,301
1,000	Nissin Foods Holdings Co., Ltd.	32,586
24,914	Parmalat SpA	69,804
630	Suedzucker AG	13,088
2,000	Toyo Suisan Kaisha, Ltd.	45,852
24,929	Unilever NV	812,235
19,698	Unilever plc	630,434
19,000	Wilmar International, Ltd.	86,249
1,300	YAKULT HONSHA Co., Ltd.	39,146
1,000	Yamazaki Baking Co., Ltd.	11,837

		5,696,878

Gas Utilities (0.4%):

3,229	Enagas	71,459
3,105	Gas Natural SDG SA	66,831
59,000	Hong Kong & China Gas Co., Ltd.	147,160
33,000	Osaka Gas Co., Ltd.	111,199
24,101	Snam Rete Gas SpA	119,835
6,000	TOHO GAS Co., Ltd.	31,826
38,000	Tokyo Gas Co., Ltd.	151,509

		699,819

Health Care Equipment & Supplies (0.8%):

137	bioMerieux SA	15,933
802	Cochlear, Ltd.	49,509
250	Coloplast A/S, Class B	22,724
3,298	Essilor International SA	196,322
256	Fresenius SE	15,934
1,132	Fresenius SE, Preferred Shares	80,553
3,200	Getinge AB, B Shares	60,746
2,197	Nobel Biocare Holding AG, Registered Shares	73,547
4,000	Olympus Corp.	128,546
13,414	Smith & Nephew plc	137,718
670	Sonova Holding AG, Registered Shares	81,036
99	Straumann Holding AG, Registered Shares	27,912
867	Synthes, Inc.	113,577
300	Sysmex Corp.	15,661
2,800	Terumo Corp.	167,595
275	William Demant Holding A/S*	20,725

		1,208,038

Health Care Providers & Services (0.2%):

800	Alfresa Holdings Corp.	31,678
1,014	Celesio AG	25,906
3,161	Fresenius Medical Care AG & Co. KGaA	167,714
1,700	Medipal Holdings Corp.	20,994

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Health Care Providers & Services, continued

6,380	Sonic Healthcare, Ltd.	$87,843
900	Suzuken Co., Ltd.	29,477

		363,612

Hotels, Restaurants & Leisure (0.7%):

2,464	Accor SA	133,840
4,480	Aristocrat Leisure, Ltd.	15,987
1,951	Autogrill SpA*	24,536
2,273	Carnival plc*	77,609
27,058	Compass Group plc	193,229
7,595	Crown, Ltd.	54,361
81,757	Genting Singapore plc*	74,895
4,603	InterContinental Hotels Group plc	65,861
629	McDonald’s Holdings Co., Ltd.	12,006
3,561	OPAP SA	77,950
700	ORIENTAL LAND Co., Ltd.	45,971
31,700	Sands China, Ltd.*	38,679
18,000	Shangri-La Asia, Ltd.	33,670
5,362	Sky City Entertainment Group, Ltd.	12,797
1,320	Sodexo	75,384
10,843	TABCORP HOLDINGS, Ltd.	67,218
15,142	Tatts Group, Ltd.	33,022
10,302	Thomas Cook Group plc	38,255
1,618	TUI AG*	13,542
7,867	Tui Travel plc	32,375
2,922	Whitbread plc	65,707

		1,186,894

Household Durables (0.9%):

4,400	CASIO COMPUTER Co., Ltd.	34,988
4,120	Electrolux AB, Series B*	96,730
7,248	Husqvarna AB, B Shares*	53,525
1,900	Makita Corp.	64,660
30,000	Panasonic Corp.	429,087
400	Rinnai Corp.	19,241
29,000	Sanyo Electric Co., Ltd.*	53,247
5,000	Sekisui Chemical Co., Ltd.	30,920
9,000	Sekisui House, Ltd.	80,736
16,000	Sharp Corp.	201,363
15,400	Sony Corp.	446,464

		1,510,961

Household Products (0.6%):

2,964	Henkel AG & Co. KGaA	153,366
1,831	Henkel AG & Co. KGaA	81,369
9,000	Kao Corp.	210,138
9,243	Reckitt Benckiser Group plc	500,700
700	UNICHARM Corp.	65,542

		1,011,115

Independent Power Producers & Energy Traders (0.2%):

4,584	Drax Group plc	30,682
2,533	EDP Renovaveis SA*	23,942
1,800	Electric Power Development Co., Ltd.	51,051
11,140	Iberdrola Renovables SA	53,069
25,473	International Power plc	126,019

		284,763

Industrial Conglomerates (1.5%):

18,289	CSR, Ltd.	29,408
12,000	Fraser and Neave, Ltd.	35,669
16,000	Hankyu Hanshin Holdings, Inc.	71,045
35,000	Hutchison Whampoa, Ltd.	239,365
21,000	Keppel Corp., Ltd.	122,223
15,385	Koninklijke Philips Electronics NV	455,504
10,000	NWS Holdings, Ltd.	18,391
11,878	Orkla ASA	115,979
12,000	SembCorp Industries, Ltd.	31,347
12,647	Siemens AG, Registered Shares	1,162,792
5,762	Smiths Group plc	94,269
16,822	Tomkins plc	51,927

		2,427,919

Insurance (4.3%):

2,324	Admiral Group plc	44,327
25,424	AEGON NV*	162,007
6,000	Aioi Insurance Co., Ltd.	28,691
7,010	Allianz SE, Registered Shares	877,271
32,623	AMP, Ltd.	196,423
18,420	Assicurazioni Generali SpA	493,810
43,303	Aviva plc	274,214
13,882	AXA Asia Pacific Holdings, Ltd.	81,657
26,039	AXA SA	615,766
905	Baloise Holding AG, Registered Shares	75,402
489	CNP Assurances	47,339
923	Fondairia-Sai SpA	14,590
761	Hannover Rueckversicherung AG, Registered Shares*	35,848
29,244	Insurance Australia Group, Ltd.	104,720
92,168	Legal & General Group plc	118,598
9,184	Mapfre SA	38,370
2,055	Mediolanum SpA	12,759
6,800	Mitsui Sumitomo Insurance Group Holdings, Inc.	172,609
3,115	Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	486,432
9,000	Nipponkoa Insurance Co., Ltd.	50,912
1,000	Nissay Dowa General Insurance Co., Ltd.	4,766
86,100	Old Mutual plc*	150,326
38,556	Prudential plc	392,720
16,015	QBE Insurance Group, Ltd.	365,432
46,021	RSA Insurance Group plc	89,531

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Insurance, continued

6,300	Sampo OYJ, A Shares	$152,883
2,952	SCOR SE	73,728
13,000	Sompo Japan Insurance, Inc.	82,744
11	Sony Financial Holdings, Inc.(a)	28,694
31,513	Standard Life plc	109,335
19,539	Suncorp-Metway, Ltd.	150,831
508	Swiss Life Holding AG, Registered Shares	64,364
5,378	Swiss RE, Registered Shares	257,727
4,718	T&D Holdings, Inc.	96,175
11,400	Tokio Marine Holdings, Inc.	309,485
300	Topdanmark A/S*	40,627
508	TrygVesta A/S	33,538
12,382	Unipol Gruppo Finanziario SpA*	16,902
476	Vienna Insurance Group Weiner Staeditische Versicherung AG	24,440
2,340	Zurich Financial Services AG	508,901

		6,884,894

Internet & Catalog Retail (0.1%):

2	DeNA Co., Ltd.	11,761
15,107	Home Retail Group plc	68,855
117	Rakuten, Inc.	88,946

		169,562

Internet Software & Services (0.1%):

2,548	United Internet AG, Registered Shares*	33,510
205	Yahoo! Japan Corp.	61,290

		94,800

IT Services (0.3%):

869	Atos Origin SA*	39,563
2,487	Cap Gemini SA	112,638
7,758	Computershare, Ltd.	79,084
1,856	Indra Sistemas SA	43,656
200	ITOCHU Techno-Solutions Corp.	5,353
1,500	Nomura Research Institute, Ltd.	29,385
16	NTT Data Corp.	49,418
150	Obic Co., Ltd.	24,475
300	OTSUKA Corp.	14,876

		398,448

Leisure Equipment & Products (0.2%):

2,400	Namco Bandai Holdings, Inc.	22,840
5,000	Nikon Corp.	98,629
900	Sankyo Co., Ltd.	44,840
2,600	Sega Sammy Holdings, Inc.	30,992
900	SHIMANO, Inc.	36,027
1,800	YAMAHA Corp.	21,417

		254,745

Life Sciences Tools & Services (0.1%):

807	Lonza Group AG, Registered Shares	56,610
3,569	QIAGEN NV*	79,666

		136,276

Machinery (2.0%):

5,925	Alfa Laval AB	81,582
4,000	AMADA Co., Ltd.	24,828
11,115	Atlas Copco AB, A Shares	162,481
5,300	Atlas Copco AB, B Shares	68,772
21,000	Cosco Corp., Ltd.	17,639
3,100	Fanuc, Ltd.	288,301
2,080	GEA Group AG	46,245
2,000	Hino Motors, Ltd.	6,933
2,000	Hitachi Construction Machinery Co., Ltd.	52,142
18,000	IHI Corp.*	28,537
11,286	Invensys plc	54,065
5,000	JAPAN STEEL WORKS, Ltd. (The)	62,884
2,700	JTEKT Corp.	34,509
25,000	Kawasaki Heavy Industries, Ltd.	63,029
15,100	Komatsu, Ltd.	314,856
2,220	Kone OYJ, B Shares	94,874
18,000	Kubota Corp.	165,552
2,000	Kurita Water Industries, Ltd.	62,497
1,752	MAN AG	136,262
2,200	Metso Corp. OYJ	77,342
4,000	MINEBEA Co., Ltd.	21,643
45,000	Mitsubishi Heavy Industries, Ltd.	158,049
11,000	Mitsui Engineering & Shipbuilding Co., Ltd.	26,312
4,000	NGK INSULATORS, Ltd.	87,050
6,000	NSK, Ltd.	44,043
6,000	NTN Corp.	26,956
16,537	Sandvik AB	198,280
4,262	Scania AB, B Shares	54,680
629	Schindler Holding AG	48,266
206	Schindler Holding AG, Registered Shares	15,621
10,000	SembCorp Marine, Ltd.	26,066
6,644	SKF AB, B Shares	114,152
900	SMC Corp.	101,742
8,000	SUMITOMO HEAVY INDUSTRIES, Ltd.*	40,384
1,500	THK Co., Ltd.	26,500
919	Vallourec SA	167,136
5,858	Volvo AB, A Shares	49,604
15,908	Volvo AB, B Shares	135,572
1,400	Wartsila Corp. OYJ	55,958

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Machinery, continued

18,005	Yangzijiang Shipbuilding Holdings, Ltd.	$15,396
1,715	Zardoya Otis SA	33,428

		3,290,168

Marine (0.3%):

19	A.P. Moller — Maersk A/S, Class B	132,881
7	A.P. Moller — Maersk A/S, Class A	47,195
12,000	Kawasaki Kisen Kaisha, Ltd.*	34,010
758	Kuehne Nagel International AG, Registered Shares	73,343
19,000	Mitsui O.S.K. Lines, Ltd.	99,753
15,500	Neptune Orient Lines, Ltd.	18,049
26,000	Nippon Yusen Kabushiki Kaisha	79,563
2,000	Orient Overseas International, Ltd.	9,284

		494,078

Media (1.4%):

16,457	British Sky Broadcasting Group plc	148,228
2,277	DENTSU, Inc.	52,411
1,260	Eutelsat Communications	40,421
35,641	Fairfax Media, Ltd.	54,959
5	FUJI MEDIA HOLDINGS, Inc.	6,899
1,780	Gestevision Telecinco SA	25,979
170	Hakuhodo DY Holdings, Inc.	8,210
588	JC Decaux SA*	14,255
28	Jupiter Telecommunications Co., Ltd.	27,745
2,081	Lagardere S.C.A.	83,961
650	M6 Metropole Television	16,629
11,285	Mediaset SpA	92,199
1,527	PagesJaunes Groupe SA	16,998
13,065	Pearson plc	187,793
2,074	Publicis Groupe	84,127
12,071	Reed Elsevier NV	148,097
19,934	Reed Elsevier plc	163,672
1,250	Sanoma OYJ	28,048
4,589	SES	102,890
25,000	Singapore Press Holdings, Ltd.	64,989
1,309	Societe Television Francaise 1	24,171
3,000	Television Broadcasts, Ltd.	14,395
1,200	TOHO Co., Ltd.	19,446
18,618	Vivendi	549,579
4,008	Wolters Kluwer NV	87,839
20,146	WPP plc	196,697

		2,260,637

Metals & Mining (5.9%):

2,243	Acerinox SA	46,393
32,499	Alumina, Ltd.*	53,351
20,112	Anglo American plc*	870,309
5,795	Antofagasta plc	91,873
13,156	ArcelorMittal	596,629
33,722	BHP Billiton plc	1,077,030
51,351	BHP Billiton, Ltd.	1,965,869
30,395	BlueScope Steel, Ltd.	83,849
5,000	Daido Steel Co., Ltd.	18,464
4,000	Dowa Holdings Co., Ltd.	22,204
732	Energy Resources of Australia, Ltd.	15,651
67	Eramet	20,863
3,333	Eurasian Natural Resource Corp.	49,153
20,144	Fortescue Metals Group, Ltd.*	79,309
2,360	Fresnillo plc	29,747
2,000	Hitachi Metals, Ltd.	19,047
7,900	JFE Holdings, Inc.	311,152
3,638	Kazakhmys plc*	76,108
33,000	Kobe Steel, Ltd.	59,779
2,622	Lonmin plc*	81,391
200	Maruichi Steel Tube, Ltd.	3,996
17,000	MITSUBISHI MATERIALS Corp.*	41,634
11,000	Mitsui Mining & Smelting Co., Ltd.*	28,473
7,511	Newcrest Mining, Ltd.	235,334
81,000	Nippon Steel Corp.	327,530
6,000	Nisshin Steel Co., Ltd.	10,612
11,895	Norsk Hydro ASA*	98,951
18,907	OneSteel, Ltd.	56,230
2,200	Outokumpu OYJ	41,363
41,940	OZ Minerals, Ltd.*	43,842
1,475	Randgold Resources, Ltd.	117,183
1,300	Rautaruukki OYJ	29,846
20,898	Rio Tinto plc	1,126,177
6,800	Rio Tinto, Ltd.	449,800
692	Salzgitter AG	67,814
1,938	Sims Metal Management, Ltd.	37,925
3,306	SSAB AB, A Shares	55,910
748	SSAB AB, Series B	11,566
9,000	Sumitomo Metal & Mining Co., Ltd.	132,694
49,000	Sumitomo Metal Industries, Ltd.	130,659
5,426	ThyssenKrupp AG	205,726
2,100	TOKYO STEEL MANUFACTURING Co., Ltd.	23,629
2,310	Vedanta Resources plc	95,462
2,006	Voestalpine AG	73,141
28,971	Xstrata plc*	510,219
900	YAMATO KOGYO Co., Ltd.	29,123

		9,553,010

Multi-Utilities (1.7%):

11,584	A2A SpA	24,244
6,902	AGL Energy, Ltd.	86,796
78,272	Centrica plc	353,456

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Multi-Utilities, continued

19,018	GDF Suez	$824,988
36,634	National Grid plc	400,397
6,586	RWE AG	642,489
498	RWE AG, Preferred Shares	44,221
3,864	Suez Environnement SA	89,256
11,592	United Utilities Group plc	92,220
6,286	Veolia Environnement	206,676

		2,764,743

Multiline Retail (0.4%):

10,503	Harvey Norman Holdings, Ltd.	39,427
4,700	Isetan Mitsukoshi Holdings, Ltd.	42,360
6,000	J. FRONT RETAILING Co., Ltd.	26,441
4,866	Lifestyle International Holdings, Ltd.	9,026
25,725	Marks & Spencer plc	166,865
3,400	MARUI GROUP Co., Ltd.	20,844
3,324	Next plc	110,807
1,250	Pinault Printemps Redoute	149,771
3,000	Takashimaya Co., Ltd.	18,977

		584,518

Office Electronics (0.6%):

2,900	BROTHER INDUSTRIES, Ltd.	33,135
16,400	Canon, Inc.	693,423
7,500	KONICA MINOLTA HOLDINGS, Inc.	76,933
604	Neopost SA	49,898
10,000	Ricoh Co., Ltd.	141,063

		994,452

Oil, Gas & Consumable Fuels (7.5%):

7,525	Arrow Energy, Ltd.*	27,848
51,354	BG Group plc	919,515
286,450	BP plc	2,769,944
22,490	Cairn Energy plc*	119,837
2,839	Caltex Australia, Ltd.*	23,552
7,000	Cosmo Oil Co., Ltd.	14,655
40,029	Eni SpA	1,018,998
2,102	Galp Energia SGPS SA, B Shares	36,182
683	Hellenic Petroleum SA	7,589
300	Idemitsu Kosan Co., Ltd.	17,379
12	INPEX Corp.	90,080
300	Japan Petroleum Exploration Co., Ltd.	13,173
4,000	Lundin Petroleum AB*	31,484
58,794	Mongolia Energy Corp., Ltd.*	29,839
1,850	Neste Oil OYJ	32,806
14,500	Nippon Mining Holdings, Inc.	62,088
21,000	NIPPON OIL Corp.	97,241
2,143	OMV AG	93,836
12,915	Origin Energy, Ltd.	193,836
10,079	Paladin Energy, Ltd.*	37,395
11,678	Repsol YPF SA	311,760
41,198	Royal Dutch Shell plc, B Shares	1,200,356
54,192	Royal Dutch Shell plc, A Shares	1,635,985
13,191	Santos, Ltd.	166,053
3,700	SHOWA SHELL SEKIYU K.K.	30,109
17,150	StatoilHydro ASA	428,089
3,000	TonenGeneral Sekiyu K.K.	25,002
32,852	Total SA	2,104,993
12,258	Tullow Oil plc	255,594
7,848	Woodside Petroleum, Ltd.	329,755

		12,124,973

Paper & Forest Products (0.2%):

500	Holmen AB, B Shares	12,757
1,667	Nippon Paper Group, Inc.	42,549
11,000	Oji Paper Co., Ltd.	45,826
10,000	Stora Enso OYJ, R Shares	70,087
8,177	Svenska Cellulosa AB, B Shares	109,260
8,700	UPM-Kymmene OYJ	103,458

		383,937

Personal Products (0.4%):

1,249	Beiersdorf AG	82,489
3,636	L’Oreal SA	403,645
6,000	Shiseido Co., Ltd.	115,019

		601,153

Pharmaceuticals (6.9%):

7,300	Astellas Pharma, Inc.	271,959
22,138	AstraZeneca plc	1,040,063
12,688	Bayer AG	1,018,154
3,100	Chugai Pharmaceutical Co., Ltd.	57,764
11,000	Daiichi Sankyo Co., Ltd.	230,192
2,000	Dainippon Sumitomo Pharma Co., Ltd.	20,889
3,700	Eisai Co., Ltd.	135,651
6,770	Elan Corp. plc*	42,369
79,285	GlaxoSmithKline plc	1,679,285
1,000	H. Lundbeck A/S	18,204
800	HISAMITSU PHARMACEUTICAL Co., Inc.	25,815
586	Ipsen SA	32,547
3,000	Kyowa Hakko Kogyo Co., Ltd.	31,566
1,104	Merck KGaA	102,451
3,000	Mitsubishi Tanabe Pharma Corp.	37,315
32,733	Novartis AG, Registered Shares	1,783,798
6,950	Novo Nordisk A/S, B Shares	444,745
1,100	ONO PHARMACEUTICAL Co., Ltd.	47,008
930	Orion OYJ, Class B	20,023
10,900	Roche Holding AG	1,854,715
16,422	Sanofi-Aventis	1,287,136
1,100	SANTEN PHARMACEUTICAL Co., Ltd.	35,178
4,000	Shionogi & Co., Ltd.	86,520
8,775	Shire plc	171,579
2,000	Taisho Pharmacuetical Co., Ltd.	34,224

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Pharmaceuticals, continued

11,800	Takeda Pharmacuetical Co., Ltd.	$484,535
1,100	Tsumura & Co.	35,435
1,539	UCB SA	64,441

		11,093,561

Real Estate Investment Trusts (REITs) (1.2%):

21,000	Ascendas Real Estate Investment Trust	32,895
14,371	British Land Co. plc	110,145
43,000	CapitaMall Trust	54,538
21,033	CFS Retail Property Trust	35,612
711	Corio NV	48,555
78,501	Dexus Property Group	59,259
233	Gecina SA	25,217
79,656	Goodman Group	44,815
119,913	GPT Group	64,382
10,573	Hammerson plc	71,791
241	ICADE	22,918
8	Japan Prime Realty Investment Corp.	16,567
6	Japan Real Estate Investment Corp.	44,048
4	Japan Retail Fund Investment Corp.	17,906
1,240	Klepierre	50,437
12,478	Land Securities Group plc	136,731
6,520	Liberty International plc	53,688
37,500	Link REIT (The)	95,432
44,226	Mirvac Group	61,509
7	Nippon Building Fund, Inc.	53,041
3	Nomura Real Estate Office Fund, Inc.	16,265
10,147	SEGRO plc	56,003
34,068	Stockland	119,687
1,341	Unibail-Rodamco	295,175
32,568	Westfield Group	363,105

		1,949,721

Real Estate Management & Development (1.7%):

900	AEON Mall Co., Ltd.	17,419
74,028	BGP Holdings plc*(a)	0
41,000	Capitaland, Ltd.	121,471
21,300	CapitaMalls Asia, Ltd.*	38,520
22,000	Cheung Kong Holdings, Ltd.	282,133
8,000	Chinese Estates Holdings, Ltd.	13,623
9,000	City Developments, Ltd.	73,434
1,400	Daito Trust Construction Co., Ltd.	66,029
9,000	DAIWA HOUSE INDUSTRY Co., Ltd.	96,313
11,000	Hang Lung Group, Ltd.	54,420
35,000	Hang Lung Properties, Ltd.	136,749
18,000	Henderson Land Development Co., Ltd.	134,125
12,000	Hopewell Holdings, Ltd.	38,663
10,000	Hysan Development Co., Ltd.	28,317
6,090	Immoeast AG*	33,383
13,000	Kerry Properties, Ltd.	65,644
5,917	Lend Lease Group	53,903
19,000	Mitsubishi Estate Co., Ltd.	301,416
14,000	Mitsui Fudosan Co., Ltd.	235,137
44,000	New World Development Co., Ltd.	89,806
1,400	Nomura Real Estate Holdings, Inc.	20,675
18	NTT Urban Development Corp.	11,937
24,000	Sino Land Co., Ltd.	46,335
6,000	Sumitomo Realty & Development Co., Ltd.	112,551
22,000	Sun Hung Kai Properties, Ltd.	326,458
11,500	Swire Pacific, Ltd., Class A	138,642
6,000	Tokyo Tatemono Co., Ltd.	22,803
9,000	Tokyu Land Corp.	33,043
4,000	UOL Group, Ltd.	11,480
22,000	Wharf Holdings, Ltd. (The)	125,803
12,000	Wheelock & Co., Ltd.	36,516

		2,766,748

Road & Rail (0.8%):

25	Central Japan Railway Co.	166,797
21,000	ComfortDelGro Corp., Ltd.	24,425
3,785	DSV A/S*	67,914
5,413	East Japan Railway Co.	341,615
6,201	FirstGroup plc	42,298
6,000	Keihin Electric Express Railway Co., Ltd.	43,957
8,000	Keio Corp.	48,205
3,000	Keisei Electric Railway Co., Ltd.	16,397
25,000	Kintetsu Corp.	82,801
20,000	MTR Corp., Ltd.	68,710
15,000	Nippon Express Co., Ltd.	61,363
9,000	Odakyu Electric Railway Co., Ltd.	68,980
11,000	TOBU RAILWAY Co., Ltd.	57,348
16,000	TOKYU Corp.	63,690
29	West Japan Railway Co.	97,087

		1,251,587

Semiconductors & Semiconductor Equipment (0.6%):

2,800	ADVANTEST Corp.	72,759
2,000	ASM Pacific Technology, Ltd.	18,800
6,950	ASML Holding NV	236,366
3,200	Elpida Memory, Inc.*	52,205
18,600	Infineon Technologies AG*	102,672
1,700	ROHM Co., Ltd.	110,413
1,500	SHINKO ELECTRIC INDUSTRIES Co., Ltd.	21,621
11,460	STMicroelectronics NV	103,903

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued

1,600	SUMCO Corp.	$28,147
2,800	Tokyo Electron, Ltd.	179,070

		925,956

Software (0.8%):

3,602	Autonomy Corp. plc*	87,812
849	Dassault Systemes SA	48,320
1,200	Konami Corp.	21,403
1,600	Nintendo Co., Ltd.	379,367
400	ORACLE Corp.	16,574
18,058	Sage Group plc (The)	64,102
13,482	SAP AG	637,341
1,200	Square Enix Holdings Co., Ltd.	25,178
1,500	Trend Micro, Inc.	57,016

		1,337,113

Specialty Retail (0.8%):

300	ABC-MART, Inc.	8,338
3,448	Carphone Warehouse Group plc (The)	10,392
19,171	Esprit Holdings, Ltd.	126,179
800	Fast Retailing Co., Ltd.	149,335
7,775	Hennes & Mauritz AB, B Shares	430,378
3,257	Industria de Diseno Textil SA(a)	201,795
37,103	Kingfisher plc	135,990
700	Nitori Co., Ltd.	52,094
300	SHIMAMURA Co., Ltd.	28,543
190	USS Co., Ltd.	11,540
1,380	Yamada Denki Co., Ltd.	92,750

		1,247,334

Textiles, Apparel & Luxury Goods (0.9%):

3,192	Adidas AG	173,100
2,000	ASICS Corp.	17,909
3,400	Billabong International, Ltd.	33,045
7,537	Burberry Group plc	72,253
918	Christian Dior SA	94,344
8,435	Compagnie Financiere Richemont SA, Class A	282,313
787	Hermes International	104,673
1,459	Luxottica Group SpA	37,791
3,879	LVMH Moet Hennessy Louis Vuitton SA	435,498
2,000	Nisshinbo Holdings, Inc.	18,315
82	Puma AG	27,350
518	Swatch Group AG (The)	130,412
492	Swatch Group AG (The), Registered Shares	23,531
7,500	Yue Yuen Industrial Holdings, Ltd.	21,662

		1,472,196

Tobacco (1.1%):

30,533	British American Tobacco plc	990,378
15,528	Imperial Tobacco Group plc	489,303
67	Japan Tobacco, Inc.	226,105
4,400	Swedish Match AB, Class B	96,213

		1,801,999

Trading Companies & Distributors (1.0%):

4,213	Bunzl plc	45,667
25,000	Itochu Corp.	183,865
27,000	Marubeni Corp.	147,011
20,000	Mitsubishi Corp.	497,337
27,000	Mitsui & Co., Ltd.	382,304
25,000	Noble Group, Ltd.	57,292
15,600	Sojitz Corp.	29,309
18,300	Sumitomo Corp.	184,220
2,700	TOYOTA TSUSHO Corp.	39,822
4,652	Wolseley plc*	93,051

		1,659,878

Transportation Infrastructure (0.4%):

4,473	Abertis Infraestructuras SA	100,924
356	Aeroports de Paris	28,633
46,187	Asciano Group*	74,546
4,101	Atlantia SpA	106,591
6,914	Auckland International Airport, Ltd.	10,105
1,845	Brisa Auto-Estradas de Portugal SA	18,850
7,471	Ferrovial SA	87,240
430	Fraport AG	22,154
400	Hong Kong Aircraft Engineering Co., Ltd.	5,182
3,000	Kamigumi Co., Ltd.	21,803
367	Koninklijke Vopak NV	28,992
30,078	Macquarie Infrastructure Group	35,833
8,225	MAp Group	22,203
1,000	Mitsubishi Logistics Corp.	11,705
234	Societe des Autoroutes Paris-Rhin-Rhone*	17,923
16,087	Transurban Group	79,669

		672,353

Water Utilities (0.1%):

4,095	Severn Trent plc	71,524

Wireless Telecommunication Services (1.8%):

47	KDDI Corp.	247,889
1,105	Millicom International Cellular SA, SDR	81,957
618	Mobistar SA	42,258
233	NTT DoCoMo, Inc.	324,626
11,900	SOFTBANK Corp.	278,181

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Wireless Telecommunication Services, continued

6,039	StarHub, Ltd.	$9,201
803,610	Vodafone Group plc	1,860,674

		2,844,786

Total Common Stocks (Cost $134,862,602)		156,866,224

Rights (0.0%):
Oil Gas & Consumable Fuels (0.0%):

654	Woodside Petroleum, Ltd	2,995

Total Rights (Cost $ — )		2,995

Warrants (0.0%):
Capital Markets (0.0%):

4,281	Mediobanca SpA	665

Commercial Banks (0.0%):

5,087	UBI Banca SCPA	358

Diversified REIT (0.0%):

301	Fonciere des Regions	254

Total Warrants (Cost $ — )		1,277

Investment Company (1.5%):
2,407,037	Dreyfus Treasury Prime Cash Management, 0.00%(b)	2,407,037

Total Investment Company (Cost $2,407,037)		2,407,037

Total Investment Securities (Cost $137,269,639) (c)—98.8%		159,277,533
Net other assets (liabilities) — 1.2%		1,906,237

Net Assets — 100.0%		$161,183,770

Percentages indicated are based on net assets as of December 31, 2009.

plc—Public Liability Company

REIT—Real Estate Investment Trust.

*	Non-income producing security.

(a)	Security was fair valued at December 31, 2009. Represents 0.0% of the Fund’s net assets.

(b)	The rate represents the effective yield at December 31, 2009.

(c)	Cost for federal income tax purposes is $138,583,772. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$23,396,457
Unrealized depreciation	(2,702,696)

Net unrealized appreciation	$20,693,761

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage

Australia	8.2%
Austria	0.3
Belgium	1.0
Bermuda	0.1
Cayman Islands	0.0
Cyprus	0.0
Denmark	0.9
Finland	1.1
France	10.3
Germany	8.0
Greece	0.5
Hong Kong	2.3
Ireland	0.4
Italy	3.3
Japan	20.5
Kazakhstan	0.0
Luxembourg	0.2
Netherlands	3.2
New Zealand	0.1
Norway	0.7
Portugal	0.3
Singapore	1.4
Spain	4.6
Sweden	2.5
Switzerland	7.7
United Kingdom	20.8
United States	1.6

100.0%

Futures Contracts

Cash of $263,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2009:

					Unrealized
Description		Expiration	Number of	Notional	Appreciation/
(Exchange Denomination)	Type	Date	Contracts	Value	(Depreciation)

SPI 200 Index March Futures (Australia Dollar)	Long	3/10	3	$314,938	$13,889
DJ EURO STOXX 50 March Futures (Euro)	Long	3/10	23	969,473	16,505
FTSE 100 Index March Futures (British Pounds)	Long	3/10	13	1,108,737	18,057
TOPIX Index March Futures (Japanese Yen)	Long	3/10	9	902,031	(306)
OMXS 30 Index January Futures (Swedish Krone)	Long	1/10	6	79,645	(761)
MSCI EAFE Index E-Mini March Futures (U.S. Dollar)	Long	3/10	9	707,774	(1,814)

Total					$45,570

continued

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Foreign Currency Contracts

As of December 31, 2009 the Fund’s open foreign currency exchange contracts were as follows:

				Unrealized
	Delivery	Contract	Fair	Appreciation/
Long Contracts	Date	Amount	Value	(Depreciation)

Receive 150,000 Australia Dollars in exchange for U.S. Dollars	1/15/10	$134,610	$134,489	$(121)
Receive 20,000 Australia Dollars in exchange for U.S. Dollars	1/15/10	17,606	17,932	326
Receive 8,000 British Sterling Pounds in exchange for U.S. Dollars	1/4/10	12,931	12,920	(11)
Receive 485,000 British Sterling Pounds in exchange for U.S. Dollars	1/15/10	805,245	783,199	(22,046)
Receive 45,000 British Sterling Pounds in exchange for U.S. Dollars	1/15/10	75,191	72,668	(2,523)
Receive 30,000 British Sterling Pounds in exchange for U.S. Dollars	1/15/10	49,636	48,445	(1,191)
Receive 200,000 British Sterling Pounds in exchange for U.S. Dollars	1/15/10	326,918	322,969	(3,949)
Receive 20,000 British Sterling Pounds in exchange for U.S. Dollars	1/15/10	31,948	32,297	349
Receive 40,000 British Sterling Pounds in exchange for U.S. Dollars	1/15/10	63,768	64,594	826
Receive 24,000 European Euro in exchange for U.S. Dollars	1/4/10	34,361	34,402	41
Receive 425,000 European Euro in exchange for U.S. Dollars	1/15/10	630,747	609,184	(21,563)
Receive 55,000 European Euro in exchange for U.S. Dollars	1/15/10	82,500	78,836	(3,664)
Receive 75,000 European Euro in exchange for U.S. Dollars	1/15/10	111,471	107,503	(3,968)
Receive 325,000 European Euro in exchange for U.S. Dollars	1/15/10	472,637	465,846	(6,791)
Receive 85,000 European Euro in exchange for U.S. Dollars	1/15/10	121,172	121,837	665
Receive 40,000 European Euro in exchange for U.S. Dollars	1/15/10	57,426	57,335	(91)
Receive 60,000 European Euro in exchange for U.S. Dollars	1/15/10	86,146	86,002	(144)
Receive 2,985,000 Japanese Yen in exchange for U.S. Dollars	1/4/10	32,073	32,056	(17)
Receive 82,945,000 Japanese Yen in exchange for U.S. Dollars	1/15/10	924,261	890,808	(33,453)
Receive 9,600,000 Japanese Yen in exchange for U.S. Dollars	1/15/10	106,782	103,102	(3,680)
Receive 7,780,000 Japanese Yen in exchange for U.S. Dollars	1/15/10	85,968	83,555	(2,413)
Receive 30,300,000 Japanese Yen in exchange for U.S. Dollars	1/15/10	334,358	322,192	(12,166)
Receive 3,000,000 Japanese Yen in exchange for U.S. Dollars	1/15/10	32,724	32,219	(505)
Receive 4,000,000 Japanese Yen in exchange for U.S. Dollars	1/15/10	43,761	42,959	(802)
Receive 20,000,000 Japanese Yen in exchange for U.S. Dollars	1/15/10	218,283	214,795	(3,488)
Receive 120,000 Swiss Franc in exchange for U.S. Dollars	1/15/10	115,703	116,045	342
Receive 20,000 Swiss Franc in exchange for U.S. Dollars	1/15/10	19,288	19,341	53
Receive 15,000 Swiss Franc in exchange for U.S. Dollars	1/15/10	14,453	14,506	53

				$(119,931)

				Unrealized
	Delivery	Contract	Fair	Appreciation/
Short Contracts	Date	Amount	Value	(Depreciation)

Deliver 25,000 Australia Dollars in exchange for U.S. Dollars	1/15/10	$21,902	$22,415	$(513)
Deliver 10,000 British Sterling Pounds in exchange for U.S. Dollars	1/15/10	16,682	16,148	534
Deliver 40,000 British Sterling Pounds in exchange for U.S. Dollars	1/15/10	66,937	64,594	2,343
Deliver 20,000 British Sterling Pounds in exchange for U.S. Dollars	1/15/10	33,189	32,297	892
Deliver 490,000 British Sterling Pounds in exchange for U.S. Dollars	1/15/10	811,871	791,273	20,598
Deliver 20,000 British Sterling Pounds in exchange for U.S. Dollars	1/15/10	31,939	32,297	(358)
Deliver 20,000 European Euro in exchange for U.S. Dollars	1/15/10	29,916	28,667	1,249
Deliver 15,000 European Euro in exchange for U.S. Dollars	1/15/10	22,460	21,501	959
Deliver 520,000 European Euro in exchange for U.S. Dollars	1/15/10	777,613	745,354	32,259
Deliver 12,920,000 Japanese Yen in exchange for U.S. Dollars	1/15/10	143,902	138,757	5,145
Deliver 1,550,000 Japanese Yen in exchange for U.S. Dollars	1/15/10	17,317	16,647	670
Deliver 85,855,000 Japanese Yen in exchange for U.S. Dollars	1/15/10	969,730	922,061	47,669
Deliver 10,000 Swiss Franc in exchange for U.S. Dollars	1/15/10	9,546	9,670	(124)

				$111,323

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Statement of Assets and Liabilities
December 31, 2009

AZL International
Index Fund

Assets:
Investment securities, at cost	$137,269,639

Investment securities, at value	$159,277,533
Dividends receivable	161,005
Segregated cash for collateral	263,000
Foreign currency, at value (cost $1,432,431)	1,429,002
Receivable for capital shares issued	26,353
Unrealized appreciation on foreign currency contracts	114,973
Reclaims receivable	259,482
Prepaid expenses	2,131

Total Assets	161,533,479

Liabilities:
Cash overdraft	5,000
Unrealized depreciation on foreign currency contracts	123,581
Payable for capital shares redeemed	29,175
Payable for variation margin on futures contracts	1,204
Manager fees payable	30,236
Administration fees payable	6,020
Distribution fees payable	33,897
Administrative and compliance services fees payable	3,866
Trustee fees payable	205
Other accrued liabilities	116,525

Total Liabilities	349,709

Net Assets	$161,183,770

Net Assets Consist of:
Capital	$236,134,323
Accumulated net investment income/(loss)	1,315,050
Accumulated net realized gains/(losses) from investment transactions	(98,310,598)
Net unrealized appreciation/(depreciation) on investments	22,044,995

Net Assets	$161,183,770

Shares of beneficial interest (unlimited number of shares authorized, no par value)	12,113,097
Net Asset Value (offering and redemption price per share)	$13.31

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Statement of Operations
For the Period Ended December 31, 2009

AZL International
Index
Fund(a)

Investment Income:
Dividends	1,802,403
Foreign withholding tax	(138,918)

Total Investment Income	1,663,485

Expenses:
Manager fees	233,849
Administration fees	30,952
Distribution fees	167,035
Custodian fees	87,839
Administrative and compliance services fees	4,538
Trustees’ fees	4,560
Professional fees	16,645
Shareholder reports	6,382
Other expenses	53,722

Total expenses before reductions	605,522
Less expenses contractually waived/reimbursed by the Manager	(138,328)

Net expenses	467,194

Net Investment Income/(Loss)	1,196,291

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	4,919,943
Net realized gains/(losses) on futures transactions	676,788
Change in unrealized appreciation/depreciation on investments	15,529,592

Net Realized/Unrealized Gains/(Losses) on Investments	21,126,323

Change in Net Assets Resulting From Operations	$22,322,614

(a)	For the Period May 1, 2009 (commencement of operations) to December 31, 2009.

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Statement of Changes in Net Assets

AZL International Index Fund
May 1, 2009 to
December 31, 2009(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$1,196,291
Net realized gains/(losses) on investment transactions	5,596,731
Change in unrealized appreciation/depreciation on investments	15,529,592

Change in net assets resulting from operations	22,322,614

Capital Transactions:
Proceeds from shares issued	122,945,589
Proceeds from shares issued in merger	43,570,084
Value of shares redeemed	(27,654,517)

Change in net assets resulting from capital transactions	138,861,156

Change in net assets	161,183,770
Net Assets:
Beginning of period	—

End of period	$161,183,770

Accumulated net investment income/(loss)	$1,315,050

Share Transactions:
Shares issued	11,000,309
Shares issued in merger	3,259,540
Shares redeemed	(2,146,752)

Change in shares	12,113,097

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the period indicated)

	May 1, 2009 to
	December 31,
	2009(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	3.21

Total from Investment Activities	3.31

Net Asset Value, End of Period	$13.31

Total Return(b)(c)	33.10%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$161,184
Net Investment Income/(Loss)(d)	1.79%
Expenses Before Reductions(d) (e)	0.91%
Expenses Net of Reductions(d)	0.70%
Portfolio Turnover Rate(c)	22.90	%(f)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 41.93%

See accompanying notes to the financial statements.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL International Index Fund (the “Fund”), which commenced operations on May 1, 2009. The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Notes to the Financial Statements, continued
December 31, 2009

securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Notes to the Financial Statements, continued
December 31, 2009

foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the period ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Notes to the Financial Statements, continued
December 31, 2009

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The contract amount of foreign currency exchange contracts outstanding was $8.0 million as of December 31, 2009. The monthly average contract amount for these contracts was $5.6 million for the period ended December 31, 2009.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $4.1 million as of December 31, 2009. The monthly average notional amount for these contracts was $1.6 million for the period ended December 31, 2009.

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2009:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Equity Contracts	Variation margin on futures contracts	$48,451	Variation margin on futures contracts	$(2,881)
Foreign Exchange Contracts	Unrealized appreciation on foreign currency contracts	114,973	Unrealized depreciation on foreign currency contracts	(123,581)

*	Total Fair Value is presented by Primary Risk Exposure. For foreign currency contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives). For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Notes to the Financial Statements, continued
December 31, 2009

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2009:

			Change in Unrealized
		Realized	Appreciation
	Location of Gain (Loss)	Gain (Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Equity Contracts	Net realized gains (losses) on futures transactions/change in unrealized appreciation/depreciation on investments	$676,788	$45,570
Foreign Exchange Contracts	Net realized gains (losses) on securities and foreign currency transactions/change in unrealized appreciation/depreciation on investments	$—	$(8,608)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective May 1, 2009 between the Manager and BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 0.70%.

For the period ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL International Index Fund	0.35%	0.70%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

Expires
12/31/2012
AZL International Index Fund	$138,328

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the period ended December 31, 2009, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Notes to the Financial Statements, continued
December 31, 2009

filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2009, $9,998 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Notes to the Financial Statements, continued
December 31, 2009

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks — Domestic+	$—	$79,169	$—	$79,169
Common Stocks — Foreign(a)+	—	156,787,055	—	156,787,055
Warrants	—	1,277	—	1,277
Rights	—	—	2,995	2,995
Investment Company	2,407,037	—	—	2,407,037

Total Investment Securities	2,407,037	156,867,501	2,995	159,277,533

Other Financial Instruments*	45,570	(8,608)	—	36,962

Total Investments	$2,452,607	$156,858,893	$2,995	$159,314,495

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investment	Other
	Securities	Financial
AZL International Index Fund	(Rights)**	Instruments*
Balance as of May 1, 2009	$—	$—
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	—	—
Net purchases/(sales)	2,995	—
Transfers in (out) of Level 3	—	—

Balance as of December 31, 2009	$2,995	$—

Net change in unrealized appreciation/(depreciation) attributable to level 3 investments still held at December 31, 2009	$—	$—

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

**	Oil, Gas & Consumable Funds.

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

5. Security Purchases and Sales

For the period May 1, 2009 through December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL International Index Fund	$124,447,788*	$22,368,014*

*	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from these amounts. The cost of purchases and proceeds from sales amounts excluded were $20,404,909 and $18,586,279, respectively.

6. Acquisitions of Funds

On October 23, 2009, the Fund acquired all of the net assets of the AZL NACM International Fund and AZL Schroder International Small Cap Fund (the “Acquired Funds”), open-end investment companies, pursuant to a plan of reorganization approved by the Acquired Funds shareholders on October 21, 2009. The purpose of the transaction was to combine three funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL International Index Fund
Notes to the Financial Statements, continued
December 31, 2009

exchange of 3,259,540 shares of the Fund, valued at $43,570,084, for 2,566,743 shares of the AZL NACM International Fund and 4,218,702 shares of the AZL Schroder International Small Cap Fund outstanding on October 23, 2009. The investment portfolios of the Acquired Funds, with a fair value of $43,348,223 and identified cost of $36,846,595 at October 23, 2009, were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Fund were $89,433,586. All fees and expenses incurred by the Acquired Funds and the Fund directly in connection with the plans of reorganization were borne by the respective Funds.

Assuming the acquisition had been completed on May 1, 2009, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income/(loss)	$1,568,868
Net realized/unrealized gains/(losses)	$32,149,209

Change in net assets resulting from operations	$33,718,077

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Fund’s statement of operations since October 23, 2009.

7. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires	Expires
	12/31/2014	12/31/2015	12/31/2016
AZL International Index Fund	$1,727,631	$43,305,012	$55,890,176

During the year ended December 31, 2009, the Fund utilized $871,944 capital loss carryforwards to offset capital gains.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $46,708 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	Undistributed		Accumulated		Total
	Ordinary	Accumulated	Capital and	Unrealized	Accumulated
	Income	Earnings	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL International	$5,286,299	$5,286,299	$(100,969,527)	$20,732,675	$(74,950,553)
Index Fund

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL International Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 1, 2009 to December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2009 to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

On October 21, 2009, there was a special joint meeting of shareholders of the AZL NACM International Fund and AZL Schroder International Small Cap Fund.

To approve an Agreement and Plan of Reorganization (the “Plan”) between the AZL NACM International Fund, which is a series of the Allianz Variable Insurance Products Trust (the “VIP Trust”), and the AZL International Index Fund (the “Acquiring Fund”), which is another series of the VIP Trust;

To approve an Agreement and Plan of Reorganization (the “Plan”) between the AZL Schroder International Small Cap Fund, also a series of the VIP Trust, and the Acquiring Fund; and

Under both Plans, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of each Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Funds in complete liquidation of the Acquired Funds, and the assumption of the Acquired Funds’ liabilities. Each Plan was voted upon by the shareholders of the respective Acquired Fund voting separately.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders, continued
(Unaudited)

The number of shares voted is as follows:

				% of	% of	% of
				Outstanding	Outstanding	Outstanding
Acquired Fund	For	Against	Abstain	For	Against	Abstain
AZL NACM International Fund	1,635,536.403	23,754.979	73,089.038	94.410%	1.371%	4.219%
AZL Schroder International Small Cap Fund	3,139,606.977	157,326.446	167,331.986	90.628%	4.541%	4.830%

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

Allianz Funds

The Allianz VIP Funds will be distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® JPMorgan U.S. Equity Fund
(formerly AZL® Oppenheimer Main Street Fund)
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® JPMorgan U.S. Equity Fund (formerly AZL® Oppenheimer Main Street Fund)
Allianz Investment Management LLC serves as the Manager for the AZL® JPMorgan U.S. Equity Fund and J.P. Morgan Investment Management Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2009?
Effective January 26, 2009 J.P. Morgan Investment Management Inc., replaced OppenheimerFunds, Inc., as the Subadviser to the AZL® JPMorgan U.S. Equity Fund.
For the 12-month period ended December 31, 2009, the AZL® JPMorgan U.S. Equity Fund returned 33.71%1. That compared to a 26.46% total return for its benchmark, the S&P 500 Index2.
The 12-month period through the end of 2009 will certainly be remembered as one of the most volatile periods in U.S. equity market history. Markets hit a 12-year low on March 9, after which investors realized that the banking system was not insolvent and that economic activity was not in a terminal free-fall. Ongoing improvements in the manufacturing sector, credit markets and the Federal Reserve’s repeated assurances of low interest rates helped the S&P 500 to a 67.80% gain off its March low.
Strong performance from a diverse group of sectors helped the Fund outperform its benchmark. In particular, energy, basic materials and capital markets were the Fund’s best performing sectors, while autos/transportation, insurance and systems hardware detracted, albeit modestly.*
The Fund’s relative performance benefited from a general shift out of defensive positions at the start of the year. Selection favoring inexpensive and out-of-favor stocks provided much of the relative gain early in the year. Larger positions in the financial sector, particularly in stocks of two large brokerage firms, helped relative performance, as did underweight positions in regional banks and large money center banks. Early targeting of an industrial chemical manufacturer also provided a lift to relative performance.*
The Fund’s position in the transportation sector was a detractor against the benchmark, largely due to an overweight stake in railroad stocks. And while an overweight position in the hardware and technology sectors added to relative gains, selection in the sector reduced relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[2]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. Investors cannot invest directly in an index.

1

AZL® JPMorgan U.S. Equity Fund Review
Fund Objective
The Fund seeks to provide high total return from a portfolio of selected equity securities. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its total assets in large- and medium-capitalization U.S. companies.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

				Since
	1	3	5	Inception
	Year	Year	Year	(5/3/04)

AZL® JPMorgan U.S. Equity Fund	33.71%	-5.23%	0.56%	1.97%

S&P 500 Index	26.46%	-5.63%	0.42%	2.04%

Expense Ratio
Gross	1.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.75% limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500 Index”), an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.
The hypothetical $10,000 investment for the S&P 500 Index is calculated from 4/30/04.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL JPMorgan U.S. Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs or investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL JPMorgan U.S. Equity Fund	$1,000.00	$1,235.90	$6.31	1.12%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL JPMorgan U.S. Equity Fund	$1,000.00	$1,019.56	$5.70	1.12%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL JPMorgan U.S. Equity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Aerospace & Defense	1.4%
Auto Components	0.6
Beverages	2.1
Biotechnology	2.2
Capital Markets	4.6
Chemicals	1.6
Commercial Banks	3.8
Communications Equipment	6.1
Computers & Peripherals	7.7
Construction & Engineering	0.1
Diversified Financial Services	3.1
Diversified Telecommunication Services	2.9
Electric Utilities	1.6
Electrical Equipment	0.7
Energy Equipment & Services	1.6
Food & Staples Retailing	3.0
Food Products	1.0
Gas Utilities	0.2
Health Care Equipment & Supplies	1.1
Health Care Providers & Services	1.9
Hotels, Restaurants & Leisure	1.7
Household Durables	0.4
Household Products	2.1
Industrial Conglomerates	2.1
Insurance	2.4
Internet & Catalog Retail	0.4
Internet Software & Services	3.0
IT Services	0.4
Machinery	2.4
Media	3.5
Metals & Mining	1.7
Multi-Utilities	1.0
Multiline Retail	0.3
Office Electronics	0.2
Oil, Gas & Consumable Fuels	9.8
Pharmaceuticals	6.8
Real Estate Investment Trusts (REITs)	0.6
Road & Rail	2.1
Semiconductors & Semiconductor Equipment	2.1
Software	4.7
Specialty Retail	1.4
Textiles, Apparel & Luxury Goods	0.6
Tobacco	1.5
Water Utilities	0.3
Wireless Telecommunication Services	0.3
U.S. Treasury Obligations	0.1
Investment Company	0.7

99.9%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Convertible Preferred Stock (0.3%):
Diversified Financial Services (0.3%):

56,830	Bank of America Corp.	$847,903

Total Convertible Preferred Stock (Cost $852,450)		847,903

Common Stocks (98.8%):
Aerospace & Defense (1.4%):

61,986	United Technologies Corp.	4,302,448

Auto Components (0.6%):

72,098	Johnson Controls, Inc.	1,963,950

Beverages (2.1%):

78,093	Coca-Cola Co. (The)	4,451,301
30,237	PepsiCo, Inc.	1,838,410

		6,289,711

Biotechnology (2.2%):

3,322	Alexion Pharmaceuticals, Inc.*	162,180
21,932	Amgen, Inc.*	1,240,693
17,898	Biogen, Inc.*	957,543
45,809	Celgene Corp.*	2,550,645
38,418	Gilead Sciences, Inc.*	1,662,731

		6,573,792

Capital Markets (4.6%):

48,473	Bank of New York Mellon Corp.	1,355,790
32,884	Charles Schwab Corp.	618,877
41,667	Goldman Sachs Group, Inc.	7,035,056
106,499	Morgan Stanley	3,152,370
21,354	State Street Corp.	929,753
42,049	TD AMERITRADE Holding Corp.*	814,910

		13,906,756

Chemicals (1.6%):

76,232	Dow Chemical Co. (The)	2,106,290
17,094	E.I. du Pont de Nemours & Co.	575,555
26,260	Praxair, Inc.	2,108,941

		4,790,786

Commercial Banks (3.8%):

52,375	BB&T Corp.	1,328,754
18,125	SunTrust Banks, Inc.	367,756
7,662	SVB Financial Group*	319,429
111,483	U.S. Bancorp	2,509,482
253,042	Wells Fargo & Co.	6,829,604

		11,355,025

Communications Equipment (6.1%):

321,567	Cisco Systems, Inc.*	7,698,314
258,673	Corning, Inc.	4,994,975
84,012	Juniper Networks, Inc.*	2,240,600
77,091	QUALCOMM, Inc.	3,566,230

		18,500,119

Computers & Peripherals (7.7%):

27,334	Apple, Inc.*	5,763,647
190,630	Hewlett-Packard Co.	9,819,351
48,100	International Business Machines Corp.	6,296,290
13,314	NetApp, Inc.*	457,869
29,143	SanDisk Corp.*	844,856

		23,182,013

Construction & Engineering (0.1%):

4,721	Fluor Corp.	212,634

Diversified Financial Services (2.8%):

341,382	Bank of America Corp.	5,141,213
18,545	Capital One Financial Corp.	711,015
704,601	Citigroup, Inc.	2,332,229
15,151	NASDAQ OMX Group, Inc. (The)*	300,293

		8,484,750

Diversified Telecommunication Services (2.9%):

143,019	AT&T, Inc.	4,008,822
139,253	Verizon Communications, Inc.	4,613,452

		8,622,274

Electric Utilities (1.6%):

27,948	Edison International	972,032
10,410	Entergy Corp.	851,954
20,069	Exelon Corp.	980,772
20,113	FPL Group, Inc.	1,062,369
76,950	NV Energy, Inc.	952,641

		4,819,768

Electrical Equipment (0.7%):

29,065	Cooper Industries plc	1,239,332
22,882	Emerson Electric Co.	974,773

		2,214,105

Energy Equipment & Services (1.6%):

11,219	Baker Hughes, Inc.	454,145
45,887	Halliburton Co.	1,380,740
39,725	Schlumberger, Ltd.	2,585,700
1,460	Smith International, Inc.	39,668
5,487	Transocean, Ltd.*	454,324

		4,914,577

Food & Staples Retailing (3.0%):

69,325	CVS Caremark Corp.	2,232,958
51,675	Kroger Co. (The)	1,060,888
79,409	SYSCO Corp.	2,218,687
64,693	Wal-Mart Stores, Inc.	3,457,841

		8,970,374

Food Products (1.0%):

21,229	General Mills, Inc.	1,503,225
54,322	Kraft Foods, Inc., Class A	1,476,472

		2,979,697

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued

Gas Utilities (0.2%):

9,009	Noble Energy, Inc.	$641,621

Health Care Equipment & Supplies (1.1%):

16,204	Baxter International, Inc.	950,851
46,878	Boston Scientific Corp.*	421,902
10,078	Covidien plc	482,635
30,025	Medtronic, Inc.	1,320,500

		3,175,888

Health Care Providers & Services (1.9%):

33,632	Aetna, Inc.	1,066,134
57,574	Cardinal Health, Inc.	1,856,186
13,349	CIGNA Corp.	470,819
8,224	McKesson HBOC, Inc.	514,000
7,794	Medco Health Solutions, Inc.*	498,115
8,415	UnitedHealth Group, Inc.	256,489
18,087	WellPoint, Inc.*	1,054,291

		5,716,034

Hotels, Restaurants & Leisure (1.7%):

7,722	Darden Restaurants, Inc.	270,811
61,553	International Game Technology	1,155,350
16,723	Royal Caribbean Cruises, Ltd.*	422,757
17,730	Starwood Hotels & Resorts Worldwide, Inc.	648,386
71,700	Yum! Brands, Inc.	2,507,349

		5,004,653

Household Durables (0.4%):

15,346	KB Home	209,933
54,909	Lennar Corp.	701,188
14,355	Toll Brothers, Inc.*	270,018

		1,181,139

Household Products (2.1%):

105,599	Procter & Gamble Co. (The)	6,402,467

Industrial Conglomerates (2.1%):

266,456	General Electric Co.	4,031,479
44,797	Honeywell International, Inc.	1,756,043
23,206	Textron, Inc.	436,505

		6,224,027

Insurance (2.4%):

30,848	ACE, Ltd.	1,554,739
27,014	AFLAC, Inc.	1,249,398
7,806	Aon Corp.	299,282
24,578	Principal Financial Group, Inc.	590,855
34,837	Prudential Financial, Inc.	1,733,489
34,123	RenaissanceRe Holdings, Ltd.	1,813,637

		7,241,400

Internet & Catalog Retail (0.4%):

10,093	Amazon.com, Inc.*	1,357,710

Internet Software & Services (3.0%):

1	AOL, Inc.*	19
14,807	Google, Inc., Class A*	9,180,044

		9,180,063

IT Services (0.4%):

7,608	Cognizant Technology Solutions Corp., Class A*	344,643
3,040	MasterCard, Inc., Class A	778,179

		1,122,822

Machinery (2.4%):

10,492	Caterpillar, Inc.	597,939
47,496	Deere & Co.	2,569,058
5,124	Eaton Corp.	325,989
63,447	PACCAR, Inc.	2,301,223
25,783	Parker Hannifin Corp.	1,389,188

		7,183,397

Media (3.5%):

80,487	Comcast Corp., Class A	1,357,011
143,597	Time Warner, Inc.	4,184,417
157,234	Walt Disney Co. (The)	5,070,796

		10,612,224

Metals & Mining (1.7%):

40,580	Alcoa, Inc.	654,150
42,377	Freeport-McMoRan Copper & Gold, Inc., Class B*	3,402,449
17,468	United States Steel Corp.	962,836

		5,019,435

Multi-Utilities (1.0%):

30,384	PG&E Corp.	1,356,646
29,432	Public Service Enterprise Group, Inc.	978,614
35,602	Xcel Energy, Inc.	755,830

		3,091,090

Multiline Retail (0.3%):

15,622	Kohl’s Corp.*	842,494

Office Electronics (0.2%):

57,516	Xerox Corp.	486,585

Oil, Gas & Consumable Fuels (9.8%):

4,812	Anadarko Petroleum Corp.	300,365
19,001	Apache Corp.	1,960,333
48,170	Chevron Corp.	3,708,608
77,337	ConocoPhillips	3,949,601
24,084	Devon Energy Corp.	1,770,174
7,558	EOG Resources, Inc.	735,393
131,956	Exxon Mobil Corp.	8,998,080
77,084	Occidental Petroleum Corp.	6,270,784
34,559	Southwestern Energy Co.*	1,665,744
6,163	Ultra Petroleum Corp.*	307,287

		29,666,369

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued

Pharmaceuticals (6.8%):

111,767	Abbott Laboratories	$6,034,300
59,554	Bristol-Myers Squibb Co.	1,503,739
17,752	Johnson & Johnson Co.	1,143,406
209,671	Merck & Co., Inc.	7,661,379
221,228	Pfizer, Inc.	4,024,137

		20,366,961

Real Estate Investment Trusts (REITs) (0.6%):

12,968	Health Care REIT, Inc.	574,742
30,444	Kimco Realty Corp.	411,907
9,196	Public Storage, Inc.	749,014

		1,735,663

Road & Rail (2.1%):

73,680	Norfolk Southern Corp.	3,862,306
38,177	Union Pacific Corp.	2,439,510

		6,301,816

Semiconductors & Semiconductor Equipment (2.1%):

26,406	Analog Devices, Inc.	833,901
130,905	Applied Materials, Inc.	1,824,816
30,720	Broadcom Corp., Class A*	966,144
64,540	Intersil Corp., Class A	990,043
1,875	Lam Research Corp.*	73,519
74,197	National Semiconductor Corp.	1,139,666
24,044	Xilinx, Inc.	602,543

		6,430,632

Software (4.7%):

334,227	Microsoft Corp.	10,190,581
168,060	Oracle Corp.	4,124,193

		14,314,774

Specialty Retail (1.4%):

50,170	Lowe’s Cos., Inc.	1,173,476
118,865	Staples, Inc.	2,922,891

		4,096,367

Textiles, Apparel & Luxury Goods (0.6%):

13,147	Coach, Inc.	480,260
4,176	Nike, Inc., Class B	275,908
16,273	V.F. Corp.	1,191,835

Shares or
Principal	Fair
Amount	Value
		$1,948,003

Tobacco (1.5%):

47,639	Altria Group, Inc.	935,154
71,670	Philip Morris International, Inc.	3,453,777

		4,388,931

Water Utilities (0.3%):

41,179	American Water Works Co., Inc.	922,821

Wireless Telecommunication Services (0.3%):

240,503	Sprint Nextel Corp.*	880,241

Total Common Stocks (Cost $236,597,747)		297,618,406

U.S. Treasury Obligation (0.1%):
415,000	U.S. Treasury Notes, 2.88%, 6/30/10(a)	420,431

Total U.S. Treasury Obligations (Cost $419,922)		420,431

Investment Company (0.7%):
1,971,502	Dreyfus Treasury Prime Cash Management, 0.00%(b)	1,971,502

Total Investment Company (Cost $1,971,502)		1,971,502

Total Investment Securities (Cost $239,841,621)(c) — 99.9%		300,858,242
Net other assets (liabilities) — 0.1%		253,226

Net Assets — 100.0%		$301,111,468

Percentages indicated are based on net assets as of December 31, 2009.

*	Non-income producing security.

plc—Public Liability Company

REIT—Real Estate Investment Trust

(a)	All or a portion of the Investment securities are segregated as collateral for futures contracts. The fair value of these securities is $263,453.

(b)	The rate represents the effective yield at December 31, 2009.

(c)	Cost for federal income tax purposes is $250,534,469. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$62,098,418
Unrealized depreciation	(11,774,645)

Net unrealized appreciation	$50,323,773

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2009

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage

Bermuda	0.6%
Canada	0.1
Ireland (Republic of)	0.6
Liberia	0.1
Netherlands	0.9
Switzerland	0.7
United States	97.0

100.0%

Futures Contracts

Securities with an aggregate fair value of $263,453 have been segregated to cover margin requirements for the following open contracts as of December 31, 2009:

					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
S&P 500 Index March Futures	Long	3/10	4	$1,090,866	$19,834

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Statement of Assets and Liabilities
December 31, 2009

AZL
JPMorgan
U.S. Equity
Fund

Assets:
Investment securities, at cost	$239,841,621

Investment securities, at value	$300,858,242
Interest and dividends receivable	501,898
Receivable for capital shares issued	57,846
Receivable for investments sold	146,743
Reclaims receivable	410
Prepaid expenses	4,818

Total Assets	301,569,957

Liabilities:
Payable for capital shares redeemed	97,874
Payable for variation margin on futures contracts	11,400
Manager fees payable	191,268
Administration fees payable	10,927
Distribution fees payable	63,756
Administrative and compliance services fees payable	7,257
Trustee fees payable	351
Other accrued liabilities	75,656

Total Liabilities	458,489

Net Assets	$301,111,468

Net Assets Consist of:
Capital	$485,032,327
Accumulated net investment income/(loss)	1,640,076
Accumulated net realized gains/(losses) from investment transactions	(246,597,389)
Net unrealized appreciation/(depreciation) on investments	61,036,454

Net Assets	$301,111,468

Shares of beneficial interest (unlimited number of shares authorized, no par value)	35,608,754
Net Asset Value (offering and redemption price per share)	$8.46

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL
JPMorgan
U.S. Equity
Fund

Investment Income:
Interest	$1,064
Dividends	3,580,522

Total Investment Income	3,581,586

Expenses:
Manager fees	1,354,569
Administration fees	78,380
Distribution fees	423,302
Custodian fees	28,743
Administrative and compliance services fees	10,065
Trustees’ fees	13,551
Professional fees	35,216
Shareholder reports	37,575
Recoupment of prior expenses reimbursed by the Manager	31,893
Other expenses	13,016

Total expenses before reductions	2,026,310
Less expenses voluntarily waived/reimbursed by the Manager	(84,663)

Net expenses	1,941,647

Net Investment Income/(Loss)	1,639,939

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(15,727,745)
Net realized gains/(losses) on futures transactions	1,026,558
Change in unrealized appreciation/depreciation on investments	70,579,398

Net Realized/Unrealized Gains/(Losses) on Investments	55,878,211

Change in Net Assets Resulting From Operations	$57,518,150

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Statements of Changes in Net Assets

	AZL JPMorgan
	U.S. Equity Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$1,639,939	$773,649
Net realized gains/(losses) on investment transactions	(14,701,187)	(18,657,907)
Change in unrealized appreciation/depreciation on investments	70,579,398	(28,207,467)

Change in net assets resulting from operations	57,518,150	(46,091,725)

Dividends to Shareholders:
From net investment income	(773,175)	(984,477)
From net realized gains on investments	—	(14,493,970)

Change in net assets resulting from dividends to shareholders	(773,175)	(15,478,447)

Capital Transactions:
Proceeds from shares issued	141,305,110	13,189,965
Proceeds from shares issued in merger	67,411,149	—
Proceeds from dividends reinvested	773,175	15,478,447
Value of shares redeemed	(28,325,817)	(43,487,993)

Change in net assets resulting from capital transactions	181,163,617	(14,819,581)

Change in net assets	237,908,592	(76,389,753)
Net Assets:
Beginning of period	63,202,876	139,592,629

End of period	$301,111,468	$63,202,876

Accumulated net investment income/(loss)	$1,640,076	$773,312

Share Transactions:
Shares issued	21,319,619	1,559,647
Shares issued in merger	8,278,488	—
Dividends reinvested	98,368	1,849,277
Shares redeemed	(4,047,487)	(4,692,952)

Change in shares	25,648,988	(1,284,028)

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2009		2008	2007		2006	2005

Net Asset Value, Beginning of Period	$6.35		$12.42	$12.68		$11.36	$10.79

Investment Activities:
Net Investment Income/(Loss)	(0.00	)(a)	0.10	0.09		0.06	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	2.14		(4.51)	0.41		1.57	0.51

Total from Investment Activities	2.14		(4.41)	0.50		1.63	0.58

Dividends to Shareholders From:
Net Investment Income	(0.03)		(0.11)	(0.07)		(0.06)	—
Net Realized Gains	—		(1.55)	(0.69)		(0.25)	(0.01)

Total Dividends	(0.03)		(1.66)	(0.76)		(0.31)	(0.01)

Net Asset Value, End of Period	$8.46		$6.35	$12.42		$12.68	$11.36

Total Return(b)	33.71%		(38.68)%	3.80	%(c)	14.59%	5.45%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$301,111		$63,203	$139,593		$129,416	$99,016
Net Investment Income/(Loss)	0.97%		0.79%	0.72%		0.66%	0.70%
Expenses Before Reductions(d)	1.20%		1.30%	1.25%		1.22%	1.28%
Expenses Net of Reductions	1.15%		1.22%	1.20%		1.19%	1.19%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)	1.15%		1.22%	1.20%		1.19%	1.20%
Portfolio Turnover Rate	103.19%		125.06%	126.24%		105.81%	80.76%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	During the year ended December 31, 2007, OppenheimerFunds, Inc. reimbursed $51,744 to the Fund related to violations of certain investment policies and limitations. The corresponding impact to the total return was 0.04%.

(d)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL JPMorgan U.S. Equity Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly
•	AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. However, only Class 2 shares have been available since the Fund’s inception. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. During the year ended December 31, 2009, the Fund did not enter into any foreign currency exchange contracts.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $1.1 million as of December 31, 2009. The monthly average notional amount for these contracts was $1.1 million for the period ended December 31, 2009.

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2009:

	Asset Derivatives		Liability Derivatives
	Statement of	Total	Statement of
	Assets and	Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Equity Contracts	Variation margin on futures contracts	$19,834	Variation margin on futures contracts	$—

*	Total Fair Value is presented by Primary Risk Exposure. For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Change in Unrealized
		Realized	Appreciation
	Location of Gain (Loss)	Gain (Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Equity Contracts	Net realized gains/(losses) on futures transactions/ change in unrealized appreciation/depreciation on investments	$1,026,558	$19,834

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective January 26, 2009 between the Manager and J.P. Morgan Investment Management Inc. (“JPMIM”), JPMIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to January 26, 2009, the Fund was subadvised by OppenheimerFunds, Inc. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL JPMorgan U.S. Equity Fund	0.80%	1.20%

*	The Manager voluntarily reduced the management fee to 0.75%. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time after April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $11,177 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Domestic+	$288,757,994	$—	$288,757,994
Common Stocks — Foreign(a)+	8,860,412	—	8,860,412
Convertible Preferred Stocks	847,903	—	847,903
U.S. Treasury Obligations	—	420,431	420,431
Investment Company	1,971,502	—	1,971,502

Total Investment Securities	300,437,811	420,431	300,858,242

Other Financial Instruments*	19,834	—	19,834

Total Investments	$300,457,645	$420,431	$300,878,076

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments..

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

5. Security Purchases and Sales

For the year ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL JPMorgan U.S. Equity Fund	$284,151,190	$169,407,709

6. Acquisition of AZL JPMorgan Large Cap Equity Fund

On October 23, 2009, the Fund acquired all of the net assets of the AZL JPMorgan Large Cap Equity Fund, an open-end investment company, pursuant to a plan of reorganization approved by AZL JPMorgan Large Cap Equity Fund shareholders on October 21, 2009. The purpose of the transaction was to combine two funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 8,278,488 shares of the Fund, valued at $67,411,149, for 11,143,303 shares of the AZL JPMorgan Large Cap Equity Fund outstanding on October 23, 2009. The investment portfolio of the AZL JPMorgan Large Cap Equity Fund, with a fair value of $67,411,386 and identified cost of $53,452,172 at October 23, 2009, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the AZL JPMorgan Large Cap Equity Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Fund were $221,889,561. All fees and expenses incurred by the AZL JPMorgan Large Cap Equity Fund and the Fund directly in connection with the plan of reorganization were borne by the respective Funds.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income/(loss)	$2,143,437
Net realized/unrealized gains/(losses)	$69,914,521

Change in net assets resulting from operations	$72,057,958

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the AZL JPMorgan Large Cap Equity Fund that have been included in the Fund’s statement of operations since October 23, 2009.

7. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires	Expires
	12/31/2015	12/31/2016	12/31/2017
AZL JPMorgan U.S. Equity Fund	$96,812,001	$125,097,050	$13,969,591

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL JPMorgan U.S. Equity Fund	$773,175	$—	$773,175

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL JPMorgan U.S. Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL JPMorgan U.S. Equity Fund	$4,680,236	$10,798,211	$15,478,447

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Accumulated
				Capital		Total
	Undistributed	Undistributed		and		Accumulated
	Ordinary	Long-Term	Accumulated	Other	Unrealized	Earnings
	Income	Capital Gains	Earnings	Losses	Appreciation(b)	(Deficit)
AZL JPMorgan U.S. Equity Fund	$1,631,638	$2,372	$1,634,010	$(235,878,642)	$50,323,773	$(183,920,859)

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL JPMorgan U.S. Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2009, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

On October 21, 2009, there was a special joint meeting of shareholders of the AZL JPMorgan Large Cap Equity Fund.

To approve an Agreement and Plan of Reorganization (the “Plan”) between the AZL JPMorgan Large Cap Equity Fund, which is a series of the Allianz Variable Insurance Products Trust (the “VIP Trust”), and the AZL JPMorgan U.S. Equity Fund (the “Acquiring Fund”), which is another series of the VIP Trust;

Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of each Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Funds in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund’s liabilities. Each Plan was voted upon by the shareholders of the respective Acquired Fund voting separately.

The number of shares voted is as follows:

				% of	% of	% of
				Outstanding	Outstanding	Outstanding
Acquired Fund	For	Against	Abstain	For	Against	Abstain
AZL JPMorgan Large Cap Equity Fund	9,623,271.138	485,424.204	955,502.948	86.977%	4.387%	8.636%

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

25

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

26

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

27

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

28

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

29

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

30

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® MFS Investors Trust Fund
(formerly AZL® Jennison 20/20 Focus Fund)
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MFS Investors Trust Fund (formerly AZL® Jennison 20/20 Focus Fund)
Allianz Investment Management LLC serves as the Manager for the AZL® MFS Investors Trust Fund and Massachusetts Financial Services Company serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2009?
Effective January 26, 2009 Massachusetts Finanical Services Company replaced Jennison Associates as the Subadviser to the AZL® MFS Investors Trust Fund.
For the 12-month period ended December 31, 2009 the AZL® MFS Investors Trust Fund returned 51.80%1. That compared to a 26.46% total return for its benchmark, the S&P 500 Index2.
The equity markets were vastly different at the beginning and end of the 12-month period through December 2009. Early in the period, concerns about the U.S. economy and the direction of the financial markets resulted in steep stock-market losses. Stocks bounced back beginning in March, as the economy improved and government stimulus helped shore up the financial markets. That rally continued through the end of the period.
The Fund’s previous subadviser, Jennison Associates, positioned the Fund with a nearly equal weighting in growth and value large-cap stocks. Several factors contributed to the growth portion’s out-performance of the S&P 500. They included stock selection and an overweight stake in the information technology sector; stock selection in the consumer discretionary and health care sectors; and underweight stances in financials and materials. Key detractors from the growth portion’s relative return included an overweight position in health care and selection in the energy and consumer staples sectors.*
In the value portion, energy and materials stocks contributed most to relative performance. Security selection in financials, telecommunication services, health care and consumer staples helped as well, as did an underweight stance in health care. Factors that detracted from the value sleeve’s relative performance included security selection in information technology and industrials, and an underweight stance in the information technology sector.*
Following the subadviser change, the Fund’s relative performance benefited from strong stock selection in the energy, industrial goods and services and special products and services sectors. Certain holdings in the health care and automobile and housing sectors dragged on performance toward the end of the 12-month period.*

Past performance does not guarantee future results.
*The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.
1The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
2The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® MFS Investors Trust Fund Review
Fund Objective
The Fund’s investment objective is to seek capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund’s Subadviser seeks to achieve its objective by primarily investing in equity securities.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
Growth based investments can perform differently from the market as a whole and can be more volatile than other types of securities.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

			Since
			Inception
	1 Year	3 Year	(4/29/05)

AZL® MFS Investors Trust Fund	51.80%	0.23%	7.52%

S&P 500 Index	26.46%	-5.63%	1.33%

Expense Ratio

Gross	1.11%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager voluntarily reduced the management fee to 0.75% on the first $100 million of assets, and 0.70% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500 Index”), which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.
The hypothetical $10,000 investment for the S&P 500 Index is calculated from 4/30/05.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL MFS Investors Trust Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL MFS Investors Trust Fund	$1,000.00	$1,241.50	$5.93	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL MFS Investors Trust Fund	$1,000.00	$1,019.91	$5.35	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL MFS Investors Trust Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Aerospace & Defense	3.5%
Air Freight & Logistics	0.7
Automobiles	0.6
Beverages	3.5
Biotechnology	2.0
Capital Markets	5.9
Chemicals	2.9
Commercial Banks	1.6
Communications Equipment	2.4
Computers & Peripherals	6.3
Consumer Finance	1.9
Diversified Financial Services	4.5
Diversified Telecommunication Services	2.1
Electric Utilities	1.1
Electrical Equipment	0.4
Energy Equipment & Services	3.0
Food & Staples Retailing	0.7
Food Products	2.1
Gas Utilities	2.0
Health Care Equipment & Supplies	4.1
Hotels, Restaurants & Leisure	1.8
Household Durables	1.4
Household Products	4.5
Industrial Conglomerates	1.3
Insurance	2.4
Internet Software & Services	3.0
IT Services	1.2
Machinery	1.6
Media	2.6
Multiline Retail	2.2
Multi-Utilities	1.3
Oil, Gas & Consumable Fuels	5.7
Pharmaceuticals	6.6
Semiconductors & Semiconductor Equipment	2.5
Software	3.5
Specialty Retail	2.2
Textiles, Apparel & Luxury Goods	1.6
Tobacco	1.5
Wireless Telecommunication Services	0.7
Investment Company	1.1

100.0%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Convertible Preferred Stock (0.2%):
Diversified Financial Services (0.2%):

45,000	Bank of America Corp.	$671,400

Total Convertible Preferred Stock (Cost $675,000)		671,400

Common Stocks (98.7%):
Aerospace & Defense (3.5%):

71,500	Lockheed Martin Corp.	5,387,525
101,912	United Technologies Corp.	7,073,712

		12,461,237

Air Freight & Logistics (0.7%):

49,176	Expeditors International of Washington, Inc.	1,707,882
8,362	FedEx Corp.	697,809

		2,405,691

Automobiles (0.6%):

43,561	Bayerische Motoren Werke AG (BMW)	1,992,604

Beverages (3.5%):

259,505	Diageo plc	4,525,005
73,260	Heineken NV	3,470,963
72,836	PepsiCo, Inc.	4,428,429

		12,424,397

Biotechnology (2.0%):

92,163	Genzyme Corp.*	4,516,909
59,065	Gilead Sciences, Inc.*	2,556,333

		7,073,242

Capital Markets (5.9%):

184,651	Bank of New York Mellon Corp.	5,164,688
153,339	Charles Schwab Corp.	2,885,840
26,510	Franklin Resources, Inc.	2,792,829
28,469	Goldman Sachs Group, Inc.	4,806,706
121,776	State Street Corp.	5,302,127

		20,952,190

Chemicals (2.9%):

38,419	Linde AG	4,606,801
33,775	Monsanto Co.	2,761,106
35,391	Praxair, Inc.	2,842,251

		10,210,158

Commercial Banks (1.6%):

217,529	Wells Fargo & Co.	5,871,108

Communications Equipment (2.4%):

349,893	Cisco Systems, Inc.*	8,376,438

Computers & Peripherals (6.3%):

32,868	Apple, Inc.*	6,930,546
120,400	Dell, Inc.*	1,728,944
199,190	EMC Corp.*	3,479,849
164,023	Hewlett-Packard Co.	8,448,825
13,535	International Business Machines Corp.	1,771,732

		22,359,896

Consumer Finance (1.9%):

69,382	American Express Co.	2,811,359
43,354	Visa, Inc., Class A	3,791,741

		6,603,100

Diversified Financial Services (4.3%):

408,835	Bank of America Corp.	6,157,055
218,644	JPMorgan Chase & Co.	9,110,896

		15,267,951

Diversified Telecommunication Services (2.1%):

261,703	AT&T, Inc.	7,335,535

Electric Utilities (1.1%):

51,167	American Electric Power Co., Inc.	1,780,100
39,739	FPL Group, Inc.	2,099,014

		3,879,114

Electrical Equipment (0.4%):

33,657	Rockwell International Automation, Inc.	1,581,206

Energy Equipment & Services (3.0%):

120,378	Halliburton Co.	3,622,174
59,300	National-Oilwell Varco, Inc.	2,614,537
66,570	Noble Corp.	2,709,399
21,111	Transocean, Ltd.*	1,747,991

		10,694,101

Food & Staples Retailing (0.7%):

75,286	CVS Caremark Corp.	2,424,962

Food Products (2.1%):

32,628	General Mills, Inc.	2,310,389
107,977	Nestle SA, Registered Shares	5,247,093

		7,557,482

Gas Utilities (2.0%):

49,260	Noble Energy, Inc.	3,508,297
86,330	Questar Corp.	3,588,738

		7,097,035

Health Care Equipment & Supplies (4.1%):

51,914	Becton Dickinson & Co.	4,093,938
162,355	Medtronic, Inc.	7,140,373
86,297	St. Jude Medical, Inc.*	3,174,004

		14,408,315

Hotels, Restaurants & Leisure (1.8%):

73,782	Carnival Corp.*	2,338,152
75,537	International Game Technology	1,417,829

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued

395,722	Ladbrokes plc	$870,649
50,117	Starwood Hotels & Resorts Worldwide, Inc.	1,832,779

		6,459,409

Household Durables (1.4%):

14,572	Samsung Electronics Co., Ltd.	5,024,523

Household Products (4.5%):

41,600	Colgate-Palmolive Co.	3,417,440
135,355	Procter & Gamble Co. (The)	8,206,574
82,404	Reckitt Benckiser Group plc	4,463,880

		16,087,894

Industrial Conglomerate (1.3%):

54,041	3M Co.	4,467,569

Insurance (2.4%):

73,367	AFLAC, Inc.	3,393,224
52,360	MetLife, Inc.	1,850,926
64,797	Travelers Cos., Inc. (The)	3,230,778

		8,474,928

Internet Software & Services (3.0%):

13,557	Google, Inc., Class A*	8,405,069
91,352	VeriSign, Inc.*	2,214,372

		10,619,441

IT Services (1.2%):

16,968	MasterCard, Inc., Class A	4,343,469

Machinery (1.6%):

76,280	Danaher Corp.	5,736,256

Media (2.6%):

60,346	Rogers Communications, Inc., Class B	1,886,678
226,748	Walt Disney Co. (The)	7,312,623

		9,199,301

Multi-Utilities (1.3%):

55,810	Public Service Enterprise Group, Inc.	1,855,683
54,386	Wisconsin Energy Corp.	2,710,054

		4,565,737

Multiline Retail (2.2%):

65,063	Nordstrom, Inc.	2,445,068
114,106	Target Corp.	5,519,307

		7,964,375

Oil, Gas & Consumable Fuels (5.7%):

81,118	Chevron Corp.	6,245,275
23,604	EOG Resources, Inc.	2,296,669
47,472	Exxon Mobil Corp.	3,237,116
66,632	Hess Corp.	4,031,236
55,777	Occidental Petroleum Corp.	4,537,459

		20,347,755

Pharmaceuticals (6.6%):

149,488	Abbott Laboratories	8,070,857
129,586	Johnson & Johnson Co.	8,346,634
17,228	Roche Holding AG	2,931,470
75,039	Teva Pharmaceutical Industries, Ltd. ADR	4,215,691

		23,564,652

Semiconductors & Semiconductor Equipment (2.5%):

338,744	Intel Corp.	6,910,378
129,842	National Semiconductor Corp.	1,994,373

		8,904,751

Software (3.5%):

35,380	Adobe Systems, Inc.*	1,301,276
89,800	Amdocs, Ltd.*	2,561,994
344,836	Oracle Corp.	8,462,276

		12,325,546

Specialty Retail (2.2%):

53,484	Sherwin Williams Co.	3,297,288
177,647	Staples, Inc.	4,368,340

		7,665,628

Textiles, Apparel & Luxury Goods (1.6%):

85,406	Nike, Inc., Class B	5,642,774

Tobacco (1.5%):

107,791	Philip Morris International, Inc.	5,194,448

Wireless Telecommunication Services (0.7%):

60,534	American Tower Corp., Class A*	2,615,674

Total Common Stocks (Cost $324,698,918)		350,179,892

Investment Company (1.1%):

3,835,947	Dreyfus Treasury Prime Cash Management, 0.00%(a)	3,835,947

Total Investment Company (Cost $3,835,947)		3,835,947

Total Investments Securities (Cost $329,209,865)(b) — 100.0%		354,687,239
Net other assets (liabilities) — 0.0%		(65,606)

Net Assets — 100.0%		$354,621,633

Percentages indicated are based on net assets as of December 31, 2009.

*	Non-income producing security.

ADR—American Depository Receipt

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Schedule of Portfolio Investments, continued
December 31, 2009

plc—Public Liability Company

(a)	The rate represents the effective yield at December 31, 2009.

(b)	Cost for federal income tax purposes is $330,381,606. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$29,764,624
Unrealized depreciation	(5,458,991)

Net unrealized appreciation	$24,305,633

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage

Canada	0.5%
Germany	1.9
Guernsey	0.7
Israel	1.2
Netherlands	1.0
Panama	0.7
South Korea	1.4
Switzerland	3.6
United Kingdom	2.8
United States	86.2

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Statement of Assets and Liabilities
December 31, 2009

AZL MFS
Investors
Trust Fund

Assets:
Investment securities, at cost	$329,209,865

Investment securities, at value	$354,687,239
Dividends receivable	322,473
Receivable for capital shares issued	55,744
Prepaid expenses	6,998

Total Assets	355,072,454

Liabilities:
Payable for investments purchased	77,812
Payable for capital shares redeemed	11,882
Manager fees payable	213,165
Administration fees payable	13,113
Distribution fees payable	74,614
Administrative and compliance services fees payable	8,534
Trustee fees payable	357
Other accrued liabilities	51,344

Total Liabilities	450,821

Net Assets	$354,621,633

Net Assets Consist of:
Capital	$375,269,984
Accumulated net investment income/(loss)	406,255
Accumulated net realized gains/(losses) from investment transactions	(46,532,116)
Net unrealized appreciation/(depreciation) on investments	25,477,510

Net Assets	$354,621,633

Shares of beneficial interest (unlimited number of shares authorized, no par value)	27,673,373
Net Asset Value (offering and redemption price per share)	$12.81

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL MFS
Investors Trust
Fund

Investment Income:
Dividends	3,595,495
Foreign withholding tax	(7,269)

Total Investment Income	3,588,226

Expenses:
Manager fees	2,272,466
Administration fees	143,076
Distribution fees	757,489
Custodian fees	10,636
Administrative and compliance services fees	15,988
Trustees’ fees	29,120
Professional fees	49,228
Shareholder reports	52,173
Other expenses	16,100

Total expenses before reductions	3,346,276
Less expenses voluntarily waived/reimbursed by the Manager	(101,501)
Less expenses paid indirectly	(103,956)

Net expenses	3,140,819

Net Investment Income/(Loss)	447,407

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	24,507,225
Net realized gains/(losses) on futures transactions	788,042
Change in unrealized appreciation/depreciation on investments	99,802,215

Net Realized/Unrealized Gains/(Losses) on Investments	125,097,482

Change in Net Assets Resulting From Operations	$125,544,889

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Statements of Changes in Net Assets

	AZL MFS
	Investors Trust Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$447,407	$59,232
Net realized gains/(losses) on investment transactions	25,295,267	(71,219,331)
Change in unrealized appreciation/depreciation on investments	99,802,215	(116,051,487)

Change in net assets resulting from operations	125,544,889	(187,211,586)

Dividends to Shareholders:
From net investment income	(59,235)	(397,811)
From net realized gains on investments	—	(16,907,907)

Change in net assets resulting from dividends to shareholders	(59,235)	(17,305,718)

Capital Transactions:
Proceeds from shares issued	88,249,320	238,389,857
Proceeds from dividends reinvested	59,235	17,305,718
Value of shares redeemed	(131,919,042)	(161,671,034)

Change in net assets resulting from capital transactions	(43,610,487)	94,024,541

Change in net assets	81,875,167	(110,492,763)
Net Assets:
Beginning of period	272,746,466	383,239,229

End of period	$354,621,633	$272,746,466

Accumulated net investment income/(loss)	$406,255	$59,232

Share Transactions:
Shares issued	8,947,659	19,138,414
Dividends reinvested	4,990	1,433,779
Shares redeemed	(13,603,690)	(14,051,777)

Change in shares	(4,651,041)	6,520,416

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

					April 29, 2005 to
	Year Ended December 31,				December 31,
	2009	2008	2007	2006	2005(a)

Net Asset Value, Beginning of Period	$8.44	$14.85	$13.92	$12.35	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.02	—(b )	0.02	0.03	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	4.35	(5.77)	1.45	1.55	2.35

Total from Investment Activities	4.37	(5.77)	1.47	1.58	2.36

Dividends to Shareholders From:
Net Investment Income	—(b )	(0.01)	(0.03)	—	(0.01)
Net Realized Gains	—	(0.63)	(0.51)	(0.01)	—

Total Dividends	—(b )	(0.64)	(0.54)	(0.01)	(0.01)

Net Asset Value, End of Period	$12.81	$8.44	$14.85	$13.92	$12.35

Total Return(c) (d)	51.80%	(40.11)%	10.73%	12.79%	23.61%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$354,622	$272,746	$383,239	$314,449	$146,054
Net Investment Income/(Loss)(e)	0.15%	0.02%	0.11%	0.28%	0.28%
Expenses Before Reductions(e) (f)	1.10%	1.11%	1.12%	1.15%	1.23%
Expenses Net of Reductions(e)	1.04%	1.03%	1.04%	1.08%	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e) (g)	1.07%	1.08%	1.07%	1.11%	N/A
Portfolio Turnover Rate(d)	193.49%	144.26%	119.80%	129.27%	59.04%

(a)	Period from commencement of operations.

(b)	Amount less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL MFS Investors Trust Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly
•	AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Notes to the Financial Statements, continued
December 31, 2009

securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Notes to the Financial Statements, continued
December 31, 2009

foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Notes to the Financial Statements, continued
December 31, 2009

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. There were no foreign currency contracts outstanding at period end. During the year ended December 31, 2009, the Fund had limited activity in these transactions.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. There were no futures contracts outstanding at period end. During the year ended December 31, 2009, the Fund had limited activity in these transactions.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2009.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

			Change in Unrealized
		Realized	Appreciation
	Location of Gain (Loss)	Gain (Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Equity Contracts	Net realized gains/(losses) on futures transactions/ change in unrealized appreciation/depreciation on investments	$788,042	$—
Foreign Exchange Contracts	Net realized gains/(losses) on securities and foreign currency transactions/change in unrealized appreciation/depreciation on investments	$87,666	$—

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement effective October 26, 2009 between the Manager and Massachusetts Financial Services Company (“MFS”), MFS provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to October 26, 2009, the Fund was subadvised by Jennison Associates LLC. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Notes to the Financial Statements, continued
December 31, 2009

commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL MFS Investors Trust Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on assets above $100 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time after April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $15,024 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Notes to the Financial Statements, continued
December 31, 2009

service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

For the year ended December 31, 2009, the Fund paid approximately $6,568 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Domestic+	$301,586,999	$—	$301,586,999
Common Stocks — Foreign(a):
Automobiles	—	1,992,604	1,992,604
Beverages	—	7,995,968	7,995,968
Chemicals	—	4,606,801	4,606,801
Food Products	—	5,247,093	5,247,093
Hotels, Restaurants & Leisure	2,338,152	870,649	3,208,801
Household Products	—	4,463,880	4,463,880
Pharmaceuticals	4,215,691	2,931,470	7,147,161
All Other Common Stocks — Foreign+	13,930,585	—	13,930,585
Convertible Preferred Stocks	671,400	—	671,400
Investment Company	3,835,947	—	3,835,947

Total Investment Securities	$326,578,774	$28,108,465	$354,687,239

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MFS Investors Trust Fund	$560,876,543	$594,532,184

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL MFS Investors Trust Fund
Notes to the Financial Statements, continued
December 31, 2009

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires
	12/31/2016	12/31/2017
AZL MFS Investors Trust Fund	$32,122,706	$12,881,114

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $356,556 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

	Ordinary	Return of	Total
	Income	Capital	Distributions(a)
AZL MFS Investors Trust Fund	$59,235	$—	$59,235

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2008 were as follows:

	Ordinary	Return of	Total
	Income	Capital	Distributions(a)
AZL MFS Investors Trust Fund	$7,037,574	$10,268,144	$17,305,718

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Accumulated
			Capital		Total
	Undistributed		and		Accumulated
	Ordinary	Accumulated	Other	Unrealized	Earnings
	Income	Earnings	Losses	Appreciation(b)	(Deficit)
AZL MFS Investors Trust Fund	$406,255	$406,255	$(45,360,376)	$24,305,770	$(20,648,351)

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL MFS Investors Trust Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2009, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

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independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

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considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

25

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

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Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

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Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® Mid Cap Index Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Mid Cap Index Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Mid Cap Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance from its inception on May 1, 2009 through the period ended December 31, 2009?
From its inception on May 1, 2009 through the period ended December 31, 2009, the AZL® Mid Cap Index Fund returned 30.90%, which compared to a 31.46% total return for its benchmark, the S&P MidCap 400 Index1.
The Fund attempts to replicate the performance of the S&P MidCap 400 Index of mid-cap U.S. stocks. In the beginning of the period, U.S. stocks performed poorly as troubles continued in the economy and financial markets. However, the economy and financial markets stabilized somewhat early in the period, leading to a stock market rally that began in early March and continued through the end of the year.
Mid-cap stocks performed well in that environment. The S&P MidCap 400 outperformed the S&P 500 Index2 of large-company U.S. stocks. The strong performance of mid-cap stocks benefited the Fund’s absolute return.
The best-performing sectors among mid-cap stocks were energy, information technology, materials and consumer discretionary. The worst-performing sectors were consumer staples, telecommunications services and financials.*
The Fund lagged its benchmark, which was primarily due to the effect of fees and expenses that are not associated with an index.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The S&P MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.

[2]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® Mid Cap Index Fund Review
Fund Objective
The Fund’s investment objective is to seek to match the performance of the S&P MidCap 400 Index as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. In pursuit of its objective, the Fund normally invests at least 80% of its total assets in a statistically selected sampling of equity securities of companies included in the S&P MidCap 400 Index.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Aggregate Total Returns as of December 31, 2009

		Since
	6	Inception
	Month	(5/1/09)

AZL® Mid Cap Index Fund	26.47%	30.90%

S&P MidCap 400 Index	26.65%	31.46%

Expense Ratio

Gross		0.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.60% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the S&P MidCap 400 Index (“S&P 400”), which is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Mid Cap Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Mid Cap Index Fund	$1,000.00	$1,264.70	$3.42	0.60%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Mid Cap Index Fund	$1,000.00	$1,022.18	$3.06	0.60%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Mid Cap Index Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Aerospace & Defense	0.6%
Airlines	0.3
Auto Components	0.7
Automobiles	0.5
Beverages	0.5
Biotechnology	0.9
Building Products	0.3
Capital Markets	1.1
Chemicals	2.7
Commercial Banks	3.4
Commercial Services & Supplies	3.9
Communications Equipment	1.2
Computers & Peripherals	0.6
Construction & Engineering	1.4
Construction Materials	0.4
Consumer Finance	0.2
Containers & Packaging	1.4
Distributors	0.6
Diversified Consumer Services	1.6
Diversified Financial Services	1.9
Diversified REITs	0.6
Diversified Telecommunication Services	0.3
Electric Utilities	1.8
Electrical Equipment	1.0
Electronic Equipment Instruments & Components	2.5
Energy Equipment & Services	1.2
Food & Staples Retailing	0.3
Food Products	1.5
Gas Utilities	2.7
Health Care Equipment & Supplies	4.0
Health Care Providers & Services	2.7
Health Care Technology	0.6
Hotels, Restaurants & Leisure	1.7
Household Durables	1.7
Household Products	0.9
Industrial Conglomerates	0.8
Industrial REITs	0.4
Insurance	4.4
Internet & Catalog Retail	0.3
Internet Software & Services	1.4
IT Services	2.0
Life Sciences Tools & Services	1.6
Machinery	4.4
Marine	0.4
Media	0.4
Metals & Mining	1.1
Multi-Utilities	2.1
Multiline Retail	0.9
Office Electronics	0.2

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

Percent of
Investments	net assets*
Office REITs	0.4%
Oil, Gas & Consumable Fuels	4.9
Paper & Forest Products	0.5
Personal Products	0.6
Pharmaceuticals	1.4
Real Estate Investment Trusts (REITs)	2.9
Real Estate Management & Development	0.5
Residential REITs	0.7
Retail REITs	1.2
Road & Rail	1.3
Semiconductors & Semiconductor Equipment	2.5
Software	3.5
Specialty Retail	4.1
Textiles, Apparel & Luxury Goods	1.2
Thrifts & Mortgage Finance	1.3
Tobacco	0.1
Trading Companies & Distributors	0.4
Water Utilities	0.2
Wireless Telecommunication Services	0.5
Investment Company	3.3

99.6%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Common Stocks (96.3%):
Aerospace & Defense (0.6%):

2,238	Alliant Techsystems, Inc.*	$197,548
7,176	BE Aerospace, Inc.*	168,636

		366,184

Airlines (0.3%):

8,815	AirTran Holdings, Inc.*	46,014
2,366	Alaska Air Group, Inc.*	81,769
14,577	JetBlue Airways Corp.*	79,445

		207,228

Auto Components (0.7%):

8,135	BorgWarner, Inc.	270,245
9,380	Gentex Corp.	167,433

		437,678

Automobiles (0.5%):

6,267	Oshkosh Truck Corp.	232,067
2,538	Thor Industries, Inc.	79,693

		311,760

Beverages (0.5%):

5,035	Hansen Natural Corp.*	193,344
4,021	PepsiAmericas, Inc.	117,654

		310,998

Biotechnology (0.9%):

13,418	Vertex Pharmaceuticals, Inc.*	574,961

Building Products (0.3%):

3,288	Lennox International, Inc.	128,363
8,955	Louisiana-Pacific Corp.*	62,506

		190,869

Capital Markets (1.1%):

12,368	Apollo Investment Corp.	117,867
8,269	Eaton Vance Corp.	251,460
8,406	Jefferies Group, Inc.*	199,475
6,974	Raymond James Financial, Inc.	165,772

		734,574

Chemicals (2.7%):

6,478	Albemarle Corp.	235,605
5,140	Ashland, Inc.	203,647
4,645	Cabot Corp.	121,838
3,310	Cytec Industries, Inc.	120,550
4,728	Lubrizol Corp.	344,908
1,352	Minerals Technologies, Inc.	73,643
5,290	Olin Corp.	92,681
8,735	RPM International, Inc.	177,582
3,200	Scotts Co., Class A	125,792
3,556	Sensient Technologies Corp.	93,523
7,156	Valspar Corp. (The)	194,214

		1,783,983

Commercial Banks (3.4%):

8,607	Associated Banc-Corp.	94,763
5,281	BancorpSouth, Inc.	123,892
3,228	Bank of Hawaii Corp.	151,910
2,880	City National Corp.	131,328
5,182	Commerce Bancshares, Inc.	200,647
4,069	Cullen/Frost Bankers, Inc.	203,450
12,577	Fulton Financial Corp.	109,672
3,768	International Bancshares Corp.	71,328
7,792	NewAlliance Bancshares, Inc.	93,582
1,895	PacWest Bancorp	38,184
2,826	SVB Financial Group*	117,816
34,908	Synovus Financial Corp.	71,561
7,455	TCF Financial Corp.	101,537
7,016	Terra Industries, Inc.	225,845
4,076	Trustmark Corp.	91,873
10,213	Valley National Bancorp	144,310
5,043	Webster Financial Corp.	59,861
2,109	Westamerica Bancorp	116,775
5,012	Wilmington Trust Corp.	61,848

		2,210,182

Commercial Services & Supplies (3.9%):

3,180	Brink’s Co. (The)	77,401
1,647	Clean Harbors, Inc.*	98,178
4,788	Copart, Inc.*	175,385
2,489	Corporate Executive Board Co.	56,799
7,849	Corrections Corp. of America*	192,693
3,679	Deluxe Corp.	54,413
3,494	Fair Isaac Corp.	74,457
3,535	FTI Consulting, Inc.*	166,711
2,662	Harte-Hanks, Inc.	28,696
4,070	Herman Miller, Inc.	65,039
5,847	Hewitt Associates, Inc., Class A*	247,094
3,226	HNI Corp.	89,134
3,089	John Wiley & Sons, Inc.	129,367
3,008	Korn/Ferry International*	49,632
3,680	Lamar Advertising Co.*	114,411
5,434	Manpower, Inc.	296,588
2,198	Matthews International Corp., Class A	77,875
2,161	Mine Safety Appliances Co.	57,331
6,662	MPS Group, Inc.*	91,536
3,434	Navigant Consulting, Inc.*	51,029
3,071	Rollins, Inc.	59,209
5,410	Waste Connections, Inc.*	180,261
3,043	Watson Wyatt Worldwide, Inc.	144,603

		2,577,842

Communications Equipment (1.2%):

26,859	3 Com Corp.*	201,442
6,290	ADC Telecommunications, Inc.*	39,061
3,703	ADTRAN, Inc.	83,503
6,673	Ciena Corp.*	72,335
6,422	CommScope, Inc.*	170,376
3,500	Plantronics, Inc.	90,930
5,686	Polycom, Inc.*	141,979

		799,626

Computers & Peripherals (0.6%):

4,724	Diebold, Inc.	134,398
10,772	NCR Corp.*	119,892

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Computers & Peripherals, continued

11,723	Palm, Inc.*	$117,699

		371,989

Construction & Engineering (1.4%):

7,765	Aecom Technology Corp.*	213,537
2,247	Granite Construction, Inc.	75,634
11,273	KBR, Inc.	214,187
5,905	Shaw Group, Inc.*	169,769
5,854	URS Corp.*	260,620

		933,747

Construction Materials (0.4%):

3,129	Martin Marietta Materials, Inc.	279,764

Consumer Finance (0.2%):

6,806	AmeriCredit Corp.*	129,586

Containers & Packaging (1.4%):

4,821	AptarGroup, Inc.	172,303
2,445	Greif, Inc., Class A	131,981
6,966	Packaging Corp. of America	160,288
1,900	Silgan Holdings, Inc.	109,972
7,093	Sonoco Products Co.	207,470
7,291	Temple-Inland, Inc.	153,913

		935,927

Distributors (0.6%):

11,519	Ingram Micro, Inc., Class A*	201,007
9,968	LKQ Corp.*	195,273

		396,280

Diversified Consumer Services (1.6%):

3,281	Brink’s Home Security Holdings, Inc.*	107,092
4,935	Career Education Corp.*	115,035
6,358	Corinthian Colleges, Inc.*	87,549
2,201	ITT Educational Services, Inc.*	211,208
4,128	Regis Corp.	64,273
17,857	Service Corp. International	146,249
4,789	Sotheby’s	107,657
950	Strayer Education, Inc.	201,865

		1,040,928

Diversified Financial Services (1.9%):

2,861	Affiliated Managers Group, Inc.*	192,688
3,626	Alliance Data Systems Corp.*	234,203
3,920	Cathay General Bancorp	29,596
5,725	FirstMerit Corp.	115,302
6,674	Lender Processing Services, Inc.	271,365
7,053	MSCI, Inc., Class A*	224,285
9,240	SEI Investments Co.	161,885

		1,229,324

Diversified REITs (0.6%):

1,957	Essex Property Trust, Inc.	163,703
7,894	Liberty Property Trust	252,687

		416,390

Diversified Telecommunication Services (0.3%):

15,096	Cincinnati Bell, Inc.*	52,081
10,200	tw telecom, Inc.*	174,828

		226,909

Electric Utilities (1.8%):

4,358	Cleco Corp.	119,104
8,164	DPL, Inc.	225,326
36,585	Dynegy, Inc.*	66,219
9,132	Great Plains Energy, Inc.	177,070
6,599	Hawaiian Electric Industries, Inc.	137,919
3,435	IDACORP, Inc.	109,748
16,114	NV Energy, Inc.	199,491
7,350	Westar Energy, Inc.	159,716

		1,194,593

Electrical Equipment (1.0%):

7,575	AMETEK, Inc.	289,668
2,485	Regal-Beloit Corp.	129,071
3,559	Thomas & Betts Corp.*	127,377
4,038	Woodward Governor Co.	104,059

		650,175

Electronic Equipment Instruments & Components (2.5%):

8,355	Arrow Electronics, Inc.*	247,392
10,628	Avnet, Inc.*	320,540
4,013	Hubbell, Inc., Class B	189,815
2,722	Itron, Inc.*	183,926
2,387	Mettler-Toledo International, Inc.*	250,611
4,096	National Instruments Corp.	120,627
8,458	Trimble Navigation, Ltd.*	213,142
13,352	Vishay Intertechnology, Inc.*	111,489

		1,637,542

Energy Equipment & Services (1.2%):

3,853	Atwood Oceanics, Inc.*	138,130
3,746	Oceaneering International, Inc.*	219,216
10,965	Patterson-UTI Energy, Inc.	168,313
3,508	Tidewater, Inc.	168,209
2,877	Unit Corp.*	122,272

		816,140

Food & Staples Retailing (0.3%):

3,889	BJ’s Wholesale Club, Inc.*	127,209
2,674	Ruddick Corp.	68,802

		196,011

Food Products (1.5%):

5,308	Corn Products International, Inc.	155,153
5,179	Flowers Foods, Inc.	123,053
2,478	Green Mountain Coffee Roasters, Inc.*	201,883
1,384	Lancaster Colony Corp.	68,785
3,881	Ralcorp Holdings, Inc.*	231,734
9,615	Smithfield Foods, Inc.*	146,052
1,806	Tootsie Roll Industries, Inc.	49,448

		976,108

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued

Gas Utilities (2.7%):

5,483	AGL Resources, Inc.	$199,965
6,342	Atmos Energy Corp.	186,455
4,955	Energen Corp.	231,894
5,661	National Fuel Gas Co.	283,050
7,416	ONEOK, Inc.	330,531
8,830	Southern Union Co.	200,441
7,702	UGI Corp.	186,312
3,447	WGL Holdings, Inc.	115,612

		1,734,260

Health Care Equipment & Supplies (4.0%):

4,797	Beckman Coulter, Inc.	313,916
3,963	Edwards Lifesciences Corp.*	344,186
3,396	Gen-Probe, Inc.*	145,688
6,257	Henry Schein, Inc.*	329,118
4,507	Hill-Rom Holdings, Inc.	108,123
18,072	Hologic, Inc.*	262,044
4,138	IDEXX Laboratories, Inc.*	221,135
4,736	Immucor, Inc.*	95,857
4,209	Kinetic Concepts, Inc.*	158,469
3,717	Masimo Corp.*	113,071
5,237	ResMed, Inc.*	273,738
3,939	STERIS Corp.	110,174
4,050	Thoratec Corp.*	109,026

		2,584,545

Health Care Providers & Services (2.7%):

6,527	Community Health Systems, Inc.*	232,361
17,536	Health Management Associates, Inc., Class A*	127,487
7,358	Health Net, Inc.*	171,368
2,886	Kindred Healthcare, Inc.*	53,276
3,703	LifePoint Hospitals, Inc.*	120,385
4,616	Lincare Holdings, Inc.*	171,346
8,111	Omnicare, Inc.	196,205
2,822	Owens & Minor, Inc.	121,148
4,035	Psychiatric Solutions, Inc.*	85,300
6,679	Universal Health Services, Inc., Class B	203,709
6,062	VCA Antech, Inc.*	151,065
2,887	WellCare Health Plans, Inc.*	106,126

		1,739,776

Health Care Technology (0.6%):

4,728	Cerner Corp.*	389,776

Hotels, Restaurants & Leisure (1.7%):

2,211	Bob Evans Farms, Inc.	64,008
3,934	Boyd Gaming Corp.*	32,928
6,865	Brinker International, Inc.	102,426
4,003	Cheesecake Factory, Inc. (The)*	86,425
2,181	Chipotle Mexican Grill, Inc., Class A*	192,277
2,180	International Speedway Corp., Class A	62,021
2,738	Life Time Finess, Inc.*	68,258
2,151	Panera Bread Co., Class A*	144,052
4,733	Scientific Games Corp.*	68,865
25,962	Wendy’s/Arby’s Group, Inc.	121,762
3,598	WMS Industries, Inc.*	143,920

		1,086,942

Household Durables (1.7%):

2,602	American Greetings Corp., Class A	56,698
5,367	KB Home	73,420
2,549	M.D.C. Holdings, Inc.	79,121
3,936	Mohawk Industries, Inc.*	187,354
417	NVR, Inc.*	296,366
2,897	Ryland Group, Inc. (The)	57,071
9,704	Toll Brothers, Inc.*	182,532
4,373	Tupperware Brands Corp.	203,651

		1,136,213

Household Products (0.9%):

4,873	Church & Dwight Co., Inc.	294,573
4,867	Energizer Holdings, Inc.*	298,250

		592,823

Industrial Conglomerates (0.8%):

4,119	Carlisle Cos., Inc.	141,117
5,688	Harsco Corp.	183,324
4,998	Patriot Coal Corp.*	77,269
2,842	Teleflex, Inc.	153,156

		554,866

Industrial REIT (0.4%):

10,143	AMB Property Corp.	259,154

Insurance (4.4%):

5,647	American Financial Group, Inc.	140,893
7,213	Arthur J. Gallagher & Co.	162,365
8,265	Brown & Brown, Inc.	148,522
4,218	Everest Re Group, Ltd.	361,398
15,725	Fidelity National Financial, Inc., Class A	211,658
6,872	First American Corp.	227,532
3,607	Hanover Insurance Group, Inc. (The)	160,259
7,928	HCC Insurance Holdings, Inc.	221,746
2,731	Horace Mann Educators Corp.	34,138
2,587	Mercury General Corp.	101,566
17,046	Old Republic International Corp.	171,142
6,071	Protective Life Corp.	100,475
5,139	Reinsurance Group of America, Inc.	244,873
3,356	StanCorp Financial Group, Inc.	134,307
3,619	Unitrin, Inc.	79,799
9,136	W.R. Berkley Corp.	225,111
5,817	Waddell & Reed Financial, Inc., Class A	177,651

		2,903,435

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued

Internet & Catalog Retail (0.3%):

3,059	Netflix, Inc.*	$168,673

Internet Software & Services (1.4%):

7,576	AOL, Inc.*	176,369
2,600	Digital River, Inc.*	70,174
2,712	Equinix, Inc.*	287,879
5,560	F5 Networks, Inc.*	294,569
6,299	ValueClick, Inc.*	63,746

		892,737

IT Services (2.0%):

5,689	Acxiom Corp.*	76,346
9,715	Broadridge Financial Solutions, Inc.	219,170
8,205	Convergys Corp.*	88,204
2,634	DST Systems, Inc.*	114,711
4,322	Gartner Group, Inc.*	77,969
5,632	Global Payments, Inc.	303,339
1,603	ManTech International Corp., Class A*	77,393
5,319	NeuStar, Inc., Class A*	122,550
3,045	SRA International, Inc., Class A*	58,159
3,454	Tech Data Corp.*	161,164

		1,299,005

Life Sciences Tools & Services (1.6%):

4,924	Affymetrix, Inc.*	28,756
1,370	Bio-Rad Laboratories, Inc., Class A*	132,150
4,594	Charles River Laboratories International, Inc.*	154,772
4,367	Covance, Inc.*	238,307
8,033	Pharmaceutical Product Development, Inc.	188,294
2,646	Techne Corp.	181,410
2,069	Varian, Inc.*	106,636

		1,030,325

Machinery (4.4%):

6,311	AGCO Corp.*	204,098
5,271	Bucyrus International, Inc., Class A	297,126
3,367	Crane Co.	103,098
5,245	Donaldson Co., Inc.	223,122
3,282	Federal Signal Corp.	19,758
4,298	Graco, Inc.	122,794
5,754	IDEX Corp.	179,237
7,150	Joy Global, Inc.	368,868
5,780	Kennametal, Inc.	149,818
3,037	Lincoln Electric Holdings, Inc.	162,358
2,403	Nordson Corp.	147,016
6,664	Pentair, Inc.	215,247
3,334	Spx Corp.	182,370
7,356	Terex Corp.*	145,722
5,670	Timken Co.	134,436
5,321	Trinity Industries, Inc.	92,798
1,343	Valmont Industries, Inc.	105,358

		2,853,224

Marine (0.4%):

2,960	Alexander & Baldwin, Inc.	101,321
3,844	Kirby Corp.*	133,886

		235,207

Media (0.4%):

5,113	DreamWorks Animation SKG, Inc., Class A*	204,264
1,902	Scholastic Corp.	56,737

		261,001

Metals & Mining (1.1%):

2,933	Carpenter Technology Corp.	79,044
7,656	Commercial Metals Co.	119,817
4,368	Reliance Steel & Aluminum Co.	188,785
15,190	Steel Dynamics, Inc.	269,167
3,972	Worthington Industries, Inc.	51,914

		708,727

Multi-Utilities (2.1%):

7,552	Alliant Energy Corp.	228,523
2,874	Black Hills Corp.	76,535
13,071	MDU Resources Group, Inc.	308,476
7,299	NSTAR	268,603
6,611	OGE Energy Corp.	243,946
5,794	PNM Resources, Inc.	73,294
5,820	Vectren Corp.	143,638

		1,343,015

Multiline Retail (0.9%):

3,372	99 Cents Only Stores*	44,072
6,216	Dollar Tree, Inc.*	300,233
3,854	J. Crew Group, Inc.*	172,428
10,676	Saks, Inc.*	70,034

		586,767

Office Electronics (0.2%):

4,276	Zebra Technologies Corp., Class A*	121,267

Office REIT (0.4%):

5,416	SL Green Realty Corp.	272,100

Oil, Gas & Consumable Fuels (4.9%):

11,407	Arch Coal, Inc.	253,806
2,594	Bill Barrett Corp.*	80,699
5,861	Cimarex Energy Co.	310,457
3,173	Comstock Resources, Inc.*	128,729
3,941	Encore Acquisition Co.*	189,247
4,227	Exterran Holdings, Inc.*	90,669
7,933	Forest Oil Corp.*	176,509
7,066	Frontier Oil Corp.	85,075
6,497	Helix Energy Solutions Group, Inc.*	76,340
7,487	Helmerich & Payne, Inc.	298,581
7,262	Mariner Energy, Inc.*	84,312

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued

9,247	Newfield Exploration Co.*	$445,983
1,590	Overseas Shipholding Group, Inc.	69,880
9,653	Plains Exploration & Production Co.*	267,002
12,167	Pride International, Inc.*	388,249
8,399	Quicksilver Resources, Inc.*	126,069
5,558	Superior Energy Services, Inc.*	135,004

		3,206,611

Paper & Forest Products (0.5%):

2,896	Potlatch Corp.	92,324
5,473	Rayonier, Inc.	230,742

		323,066

Personal Products (0.6%):

5,881	Alberto-Culver Co.	172,255
4,362	NBTY, Inc.*	189,921

		362,176

Pharmaceuticals (1.4%):

7,966	Endo Pharmaceuticals Holdings, Inc.*	163,383
3,961	Medicis Pharmaceutical Corp., Class A	107,145
3,926	OSI Pharmaceuticals, Inc.*	121,824
5,468	Perrigo Co.	217,845
3,192	United Therapeutics Corp.*	168,059
4,642	Valeant Pharmaceuticals, Inc.*	147,569

		925,825

Real Estate Investment Trusts (REITs) (2.9%):

2,996	Alexandria Real Estate Equities, Inc.	192,613
4,152	Corporate Office Properties Trust	152,088
6,512	Cousins Properties, Inc.	49,687
15,646	Duke Realty Corp.	190,412
5,078	Highwoods Properties, Inc.	169,351
8,637	Hospitality Properties Trust	204,783
5,348	Mack-Cali Realty Corp.	184,880
7,787	Nationwide Health Properties, Inc.	273,947
5,648	OMEGA Healthcare Investors, Inc.	109,854
7,046	Realty Income Corp.	182,562
8,596	Senior Housing Properties Trust	187,994

		1,898,171

Real Estate Management & Development (0.5%):

2,864	Jones Lang LaSalle, Inc.	172,985
7,406	Weingarten Realty Investors	146,565

		319,550

Residential REITs (0.7%):

3,805	BRE Properties, Inc.	125,869
4,558	Camden Property Trust	193,123
10,355	UDR, Inc.	170,236

		489,228

Retail REITs (1.2%):

2,182	Equity One, Inc.	35,283
4,241	Federal Realty Investment Trust	287,201
6,662	Macerich Co. (The)	239,499
5,704	Regency Centers Corp.	199,982

		761,965

Road & Rail (1.3%):

3,323	Con-way, Inc.	116,006
5,979	J.B. Hunt Transport Services, Inc.	192,942
6,559	Kansas City Southern Industries, Inc.*	218,349
3,429	Landstar System, Inc.	132,942
3,396	Wabtec Corp.	138,693
2,824	Werner Enterprises, Inc.	55,887

		854,819

Semiconductors & Semiconductor Equipment (2.5%):

32,345	Atmel Corp.*	149,110
7,231	Cree, Inc.*	407,612
8,263	Fairchild Semiconductor International, Inc.*	82,547
10,892	Integrated Device Technology, Inc.*	70,471
5,155	International Rectifier Corp.*	114,029
8,207	Intersil Corp., Class A	125,895
8,830	Lam Research Corp.*	346,224
18,010	RF Micro Devices, Inc.*	85,908
4,021	Semtech Corp.*	68,397
3,093	Silicon Laboratories, Inc.*	149,516

		1,599,709

Software (3.5%):

2,390	ACI Worldwide, Inc.*	40,988
1,101	Advent Software, Inc.*	44,844
6,199	Ansys, Inc.*	269,408
18,946	Cadence Design Systems, Inc.*	113,487
2,858	FactSet Research Systems, Inc.	188,256
6,018	Informatica Corp.*	155,625
6,030	Jack Henry & Associates, Inc.	139,414
7,114	Mentor Graphics Corp.*	62,817
5,692	Micros Systems, Inc.*	176,623
7,934	Parametric Technology Corp.*	129,642
4,045	Quest Software, Inc.*	74,428
7,170	Rovi Corp.*	228,508
4,948	Solera Holdings, Inc.	178,177
5,583	Sybase, Inc.*	242,302
9,913	Synopsys, Inc.*	220,862

		2,265,381

Specialty Retail (4.1%):

3,892	Aaron’s, Inc.	107,925
6,687	Advance Auto Parts	270,690
4,680	Aeropostale, Inc.*	159,354
14,643	American Eagle Outfitters, Inc.	248,638
3,918	AnnTaylor Stores Corp.*	53,442
2,821	Barnes & Noble, Inc.	53,796
15,435	CarMax, Inc.*	374,299

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Specialty Retail:, continued

12,510	Chico’s FAS, Inc.*	$175,766
3,962	Coldwater Creek, Inc.*	17,671
6,052	Dick’s Sporting Goods, Inc.*	150,513
10,564	Foot Locker, Inc.	117,683
4,111	Guess?, Inc.	173,895
8,489	PetSmart, Inc.	226,571
4,427	Rent-A-Center, Inc.*	78,446
9,146	Urban Outfitters, Inc.*	320,019
7,215	Williams-Sonoma, Inc.	149,928

		2,678,636

Textiles, Apparel & Luxury Goods (1.2%):

4,318	Collective Brands, Inc.*	98,321
3,440	Fossil, Inc.*	115,446
6,691	Hanesbrands, Inc.*	161,320
3,517	Phillips-Van Heusen Corp.	143,072
3,197	Timberland Co., Class A*	57,322
2,707	Under Armour, Inc.*	73,820
3,110	Warnaco Group, Inc. (The)*	131,211

		780,512

Thrifts & Mortgage Finance (1.3%):

5,792	Astoria Financial Corp.	71,994
12,694	First Niagara Financial Group, Inc.	176,573
29,280	New York Community Bancorp, Inc.	424,853
7,537	Washington Federal, Inc.	145,766

		819,186

Tobacco (0.1%):

1,632	Universal Corp.	74,436

Trading Companies & Distributors (0.4%):

3,055	GATX Corp.	87,831
3,133	MSC Industrial Direct Co., Inc., Class A	147,251
4,300	United Rentals, Inc.*	42,183

		277,265

Water Utilities (0.2%):

9,168	Aqua America, Inc.	160,532

Wireless Telecommunication Services (0.5%):

4,938	Syniverse Holdings, Inc.*	86,316
6,688	Telephone and Data Systems, Inc.	226,857

		313,173

Total Common Stocks (Cost $52,532,388)		62,801,377

Investment Company (3.3%):
2,117,257	Dreyfus Treasury Prime Cash Management, 0.00%(a)	2,117,257

Total Investment Company (Cost $2,117,257)		2,117,257

Total Investment Securities (Cost $54,649,645) (b) — 99.6%		64,918,634
Net other assets (liabilities) — 0.4%		291,826

Net Assets — 100.0%		$65,210,460

Percentages indicated are based on net assets as of December 31, 2009.

*	Non-income producing security.
REIT—Real Estate Investment Trust

(a)	The rate represents the effective yield at December 31, 2009.

(b)	Cost for federal income tax purposes is $54,804,755. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$10,554,868
Unrealized depreciation	(440,989)

Net unrealized appreciation	$10,113,879

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage

Bermuda	0.6%
United States	99.4

100.0%

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Futures Contracts

Cash of $221,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2009:

					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
S&P 400 Index E-Mini March Futures	Long	3/10	33	$2,324,399	$67,771

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Statement of Assets and Liabilities
December 31, 2009

AZL Mid
Cap Index
Fund

Assets:
Investment securities, at cost	$54,649,645

Investment securities, at value	$64,918,634
Segregated cash for collateral	221,000
Dividends receivable	61,617
Receivable for capital shares issued	13,087
Receivable for investments sold	186,279
Prepaid expenses	926

Total Assets	65,401,543

Liabilities:
Payable for investments purchased	109,923
Payable for capital shares redeemed	8,150
Payable for variation margin on futures contracts	30,214
Manager fees payable	11,751
Administration fees payable	2,426
Distribution fees payable	13,601
Administrative and compliance services fees payable	1,576
Trustee fees payable	82
Other accrued liabilities	13,360

Total Liabilities	191,083

Net Assets	$65,210,460

Net Assets Consist of:
Capital	$54,014,955
Accumulated net investment income/(loss)	332,764
Accumulated net realized gains/(losses) from investment transactions	525,981
Net unrealized appreciation/(depreciation) on investments	10,336,760

Net Assets	$65,210,460

Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,981,736
Net Asset Value (offering and redemption price per share)	$13.09

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Statement of Operations
For the Period Ended December 31, 2009

AZL Mid
Cap Index
Fund(a)

Investment Income:
Dividends	$486,211

Total Investment Income	486,211

Expenses:
Manager fees	70,684
Administration fees	13,553
Distribution fees	70,609
Custodian fees	9,791
Administrative and compliance services fees	1,973
Trustees’ fees	2,062
Professional fees	7,168
Shareholder reports	3,078
Other expenses	7,985

Total expenses before reductions	186,903
Less expenses contractually waived/reimbursed by the Manager	(17,584)

Net expenses	169,319

Net Investment Income/(Loss)	316,892

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	243,980
Net realized gains/(losses) on futures transactions	282,001
Change in unrealized appreciation/depreciation on investments	10,336,760

Net Realized/Unrealized Gains/(Losses) on Investments	10,862,741

Change in Net Assets Resulting From Operations	$11,179,633

(a)	For the Period May 1, 2009 (commencement of operations) to December 31, 2009.

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Statement of Changes in Net Assets

AZL Mid
Cap Index Fund
May 1, 2009 to
December 31,
2009(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$316,892
Net realized gains/(losses) on investment transactions	525,981
Change in unrealized appreciation/depreciation on investments	10,336,760

Change in net assets resulting from operations	11,179,633

Dividends to Shareholders:
Capital Transactions:
Proceeds from shares issued	63,430,592
Value of shares redeemed	(9,399,765)

Change in net assets resulting from capital transactions	54,030,827

Change in net assets	65,210,460
Net Assets:
Beginning of period	—

End of period	$65,210,460

Accumulated net investment income/(loss)	$332,764

Share Transactions:
Shares issued	5,767,705
Shares redeemed	(785,969)

Change in shares	4,981,736

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the period indicated)

May 1, 2009 to
December 31,
2009(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	3.03

Total from Investment Activities	3.09

Net Asset Value, End of Period	$13.09

Total Return(b) (c)	30.90%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$65,210
Net Investment Income/(Loss)(d)	1.12%
Expenses Before Reductions(d) (e)	0.66%
Expenses Net of Reductions(d)	0.60%
Portfolio Turnover Rate(c)	27.28%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Mid Cap Index Fund (the “Fund”), which commenced operations on May 1, 2009. The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Notes to the Financial Statements, continued
December 31, 2009

securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Notes to the Financial Statements, continued
December 31, 2009

foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the period ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Notes to the Financial Statements, continued
December 31, 2009

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. During the period ended December 31, 2009, the Fund did not enter into any foreign currency exchange contracts.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $2.3 million as of December 31, 2009. The monthly average notional amount for these contracts was $1.0 million for the period ended December 31, 2009.

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2009:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Equity Contracts	Variation margin on futures contracts	$67,771	Variation margin on futures contracts	$—

*	Total Fair Value is presented by Primary Risk Exposure. For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2009:

Change in Unrealized
		Realized	Appreciation
	Location of Gain (Loss)	Gain (Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Equity Contracts	Net realized gains/(losses) on futures transactions/change in unrealized appreciation/depreciation on investments	$282,001	$67,771

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective May 1, 2009 between the Manager and BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Notes to the Financial Statements, continued
December 31, 2009

supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 0.60%.

For the period ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Mid Cap Index Fund	0.25%	0.60%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

Expires
12/31/2012
AZL Mid Cap Index Fund	$17,584

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the period ended December 31, 2009, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Notes to the Financial Statements, continued
December 31, 2009

not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2009, $1,091 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Domestic+	$62,439,979	$—	$62,439,979
Common Stocks — Foreign(a)+	361,398	—	361,398
Investment Company	2,117,257	—	2,117,257

Total Investment Securities	64,918,634	—	64,918,634

Other Financial Instruments*	67,771	—	67,771

Total Investments	$64,986,405	$—	$64,986,405

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

5. Security Purchases and Sales

For the period ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Mid Cap Index Fund	$63,796,419	$11,471,347

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Mid Cap Index Fund
Notes to the Financial Statements, continued
December 31, 2009

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed			Total
	Ordinary	Long Term	Accumulated	Unrealized	Accumulated
	Income	Capital Gains	Earnings	Appreciation(a)	Earnings
AZL Mid Cap Index Fund	$845,663	$235,963	$1,081,626	$10,113,879	$11,195,505

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Mid Cap Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 1, 2009 to December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2009 to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

27

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

28

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

29

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

30

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

31

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

32

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® Money Market Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Fedreal Income Tax Information

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Money Market Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Money Market Fund, and BlackRock Institutional Management Corporation serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2009?
The period began with the Federal Reserve Board (“the Fed”) holding the federal funds rate at the historically low target level of 0.00%–0.25%. The low rates, which were intended in part to jumpstart a weakening economy, led to very low yields on money market securities. As the period wore on the economy began to stabilize, thanks in part to the Fed’s interest-rate policy, but yields on money market securities remained low.
The subadviser employed a laddered portfolio structure for that environment. That strategy helped capture additional yield among longer-term securities while maintaining liquidity with shorter-term holdings. Securities purchased during the period offered a wide range of yields, from approximately 0.15% to 1.46%.*
Treasury bills were used to augment the quality and diversification of the portfolio. The Treasuries, which encompassed a maturity range of 90 days to one year, also helped maintain the Fund’s liquidity.
The Fund’s managers focused on high-quality money market securities during the period, and maintained a large percentage of the Fund’s assets in short-term assets with maturities of 30 days or less. That strategy helped to maintain liquidity.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

1

AZL® Money Market Fund Review
Fund Objective
The Fund’s investment objective is current income consistent with stability of principal, which may not be changed without shareholder approval. The Fund invests in a broad range of short-term, high-quality U.S. dollar-denominated money market instruments.
Investment Concerns
An investment in the Fund is neither guaranteed nor insured by the FDIC or any other government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund. Past performance is not predictive of future performance as yields on money market funds fluctuate daily.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

				Since
	1	3	5	Inception
	Year	Year	Year	(2/1/00)

AZL® Money Market Fund	0.22%	2.47%	2.88%	2.48%

Three-Month U.S. Treasury Bill Index	0.15%	1.97%	2.72%	2.67%

Expense Ratio

Gross	0.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.87% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
Yield as of December 31, 2009

	7		30
	Day	7	Day
	Average	Day Effective	Average

AZL® Money Market Fund	0.00%	0.00%	0.00%

The Fund’s performance is compared to the Three-Month U.S. Treasury Bill Index. The Treasury Bill Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.
The Manager has voluntarily undertaken to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%.
The 7-day yield quotation is as of 12/31/09 and more closely reflects the current earnings of the Fund than the total return quotation.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Money Market Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Money Market Fund	$1,000.00	$1,000.00	$2.37	0.47%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Money Market Fund	$1,000.00	$1,022.84	$2.40	0.47%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Money Market Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Yankee Dollar Certificate of Deposit	32.9%
Asset Backed Securities	35.4
Commercial Banks	7.0
Diversified Financial Services	4.5
Household Products	3.2
Yankee Dollar	1.9
Municipal Bond	0.6
U.S. Government Agency Mortgages	7.8
U.S. Treasury Obligations	6.7

100.0%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Schedule of Portfolio Investments
December 31, 2009

Principal		Amortized
Amount		Cost
Certificates of Deposit (32.9%):
Yankee Dollar Certificate of Deposit (32.9%):

$8,275,000	Abbey National Treasury Service plc, 0.53%, 7/20/10(a)	$8,275,000
10,000,000	Abbey National Treasury Service plc, 0.25%, 11/17/10(a)	10,000,000
3,100,000	Banco Bilbao Vizcaya Argentaria SA, NY, 0.32%, 12/13/10(a)	3,100,000
9,000,000	Bank of Montreal, 0.22%, 1/8/10	9,000,000
20,000,000	Barclays Bank plc, NY, 0.65%, 2/26/10	20,000,000
10,000,000	Barclays Bank plc, NY, 0.50%, 4/13/10	10,000,000
11,000,000	Barclays Bank plc, NY, 0.50%, 4/20/10	11,000,000
8,000,000	BNP Paribas, NY, 0.47%, 1/8/10	8,000,000
5,000,000	BNP Paribas, NY, 0.42%, 2/3/10	5,000,000
3,500,000	BNP Paribas, NY, 0.32%, 5/4/10	3,500,000
15,000,000	Canadian Imperial Bank of Commerce, NY, 0.26%, 1/29/10	15,000,175
10,000,000	Canadian Imperial Bank of Commerce, NY, 0.25%, 2/8/10	10,000,000
6,000,000	Credit Industriel et Commercial, 0.40%, 3/18/10	6,000,063
5,000,000	Fortis Bank SA, NY, 0.29%, 2/16/10	5,000,000
10,000,000	Intesa SanPaolo SPA, NY, 0.49%, 1/11/10	10,000,000
10,000,000	KBC Bank NV, 0.51%, 1/27/10	10,000,000
10,000,000	Lloyds TSB Bank plc, 0.21%, 3/10/10	10,000,000
10,000,000	Rabobank Nederland NV, 0.40%, 2/5/10	10,000,000
15,000,000	Rabobank Nederland NV, 0.28%, 5/4/10(a)	15,000,000
10,000,000	Rabobank Nederland NV, 0.25%, 6/25/10(a)	10,000,000
8,000,000	Royal Bank of Canada, NY, 0.51%, 5/18/10(a)	8,000,000
9,885,000	Royal Bank of Canada, NY, 0.23%, 11/12/10(a)	9,885,000
15,000,000	Royal Bank of Scotland plc, NY, 0.30%, 1/15/10	15,000,000
15,000,000	Societe Generale, NY, 0.53%, 1/7/10	15,000,000
10,000,000	Societe Generale, NY, 0.52%, 1/8/10	10,000,000
8,000,000	Societe Generale, NY, 0.25%, 1/22/10	8,000,000
8,500,000	Societe Generale, NY, 0.24%, 2/10/10	8,500,000
8,000,000	Svenska Handelsbanken AB, NY, 0.23%, 2/10/10	8,000,089
5,000,000	Toronto-Dominion Bank, 0.23%, 11/5/10(a)	5,000,000
5,000,000	UBS AG, NY, 0.36%, 1/6/10	5,000,000
10,000,000	UBS AG, NY, 0.27%, 2/16/10	10,000,000
6,000,000	UniCredito Italiano, NY, 0.45%, 1/29/10	6,000,000

Total Certificates of Deposit (Cost $297,260,327)		$297,260,327

Commercial Paper (44.9%):
Asset Backed Securities (35.4%):

7,000,000	Antalis U.S. Funding Corp., 0.27%, 1/25/10(b) (c)	6,998,740
10,000,000	Antalis U.S. Funding Corp., 0.24%, 2/12/10(b) (c)	9,997,200
5,000,000	Antalis U.S. Funding Corp., 0.22%, 1/13/10(b) (c)	4,999,633
10,000,000	Antalis U.S. Funding Corp., 0.21%, 1/15/10(b) (c)	9,999,183
15,000,000	Atlantis One Funding Corp., 0.23%, 2/5/10(b) (c)	14,996,646
15,000,000	Atlantis One Funding Corp., 0.26%, 2/19/10(b) (c)	14,994,692
5,000,000	Atlantis One Funding Corp., 0.22%, 3/8/10(b) (c)	4,997,983
7,000,000	Atlantis One Funding Corp., 0.21%, 3/12/10(b) (c)	6,997,142
6,000,000	Cancara Assett Securitisation LLC, 0.27%, 2/8/10(b) (c)	5,998,290
10,000,000	Cancara Assett Securitisation LLC, 0.26%, 2/16/10(b) (c)	9,996,678
12,000,000	Cancara Assett Securitisation LLC, 0.27%, 2/17/10(b) (c)	11,995,770
10,000,000	Clipper Receivables Co. LLC, 0.28%, 1/21/10(b) (c)	9,998,444
15,000,000	Clipper Receivables Co. LLC, 0.25%, 3/1/10(b) (c)	14,993,977
5,000,000	Dexia Delaware LLC, 0.30%, 1/4/10(b)	4,999,875
5,000,000	Erasmus Capital Corp., 0.30%, 1/5/10(b) (c)	4,999,833
15,000,000	Erasmus Capital Corp., 0.30%, 1/6/10(b) (c)	14,999,375
4,000,000	Erasmus Capital Corp., 0.33%, 1/8/10(b) (c)	3,999,743
17,000,000	Erasmus Capital Corp., 0.23%, 1/19/10(b) (c)	16,998,045
8,680,000	Govco LLC, 0.24%, 3/22/10(b) (c)	8,675,371
26,983,000	Govco LLC, 0.20%, 3/29/10(b) (c)	26,969,958
1,700,000	Liberty Street Funding LLC, 0.15%, 1/15/10(b) (c)	1,699,901

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Principal		Amortized
Amount		Cost
Commercial Paper, continued
Asset Backed Securities, continued

$11,000,000	Nieuw Amsterdam Receivables Corp., 0.28%, 1/5/10(b)(c)	$10,999,658
5,000,000	Nieuw Amsterdam Receivables Corp., 0.27%, 1/15/10(b) (c)	4,999,475
5,000,000	Nieuw Amsterdam Receivables Corp., 0.27%, 1/21/10(b) (c)	4,999,250
9,000,000	Nieuw Amsterdam Receivables Corp., 0.27%, 1/22/10(b) (c)	8,998,583
12,000,000	Romulus Funding Corp., 0.35%, 1/8/10(b)(c)	11,999,183
3,000,000	Romulus Funding Corp., 0.33%, 1/21/10(b)(c)	2,999,450
8,000,000	Scaldis Capital LLC, 0.29%, 1/5/10(b) (c)	7,999,742
10,000,000	Scaldis Capital LLC, 0.28%, 2/16/10(b) (c)	9,996,422
10,000,000	Scaldis Capital LLC, 0.30%, 2/17/10(b) (c)	9,996,083
6,000,000	Societe Generale, NA, 0.42%, 1/27/10(b)	5,998,180
10,000,000	Solitaire Funding LLC, 0.23%, 1/8/10(b)(c)	9,999,553
5,000,000	Solitaire Funding LLC, 0.30%, 2/12/10(b) (c)	4,998,250
2,275,000	Sydney Capital Corp., 0.62%, 2/22/10(b) (c)	2,272,963
3,000,000	Sydney Capital Corp., 0.62%, 3/16/10(b) (c)	2,996,177
9,000,000	Windmill Funding Corp., 0.24%, 3/15/10(b) (c)	8,995,620

		318,555,068

Commercial Banks (5.0%):

8,000,000	ANZ National International, Ltd., 0.33%, 2/1/10(b) (c)	7,997,727
10,000,000	Banco Bilbao Vizcaya Argentaria SA, 0.35%, 4/30/10(b) (c)	9,988,431
5,000,000	BPCE SA, 0.27%, 1/20/10(b) (c)	4,999,287
10,000,000	NRW Bank, 0.30%, 1/11/10(b) (c)	9,999,167
12,000,000	UniCredit Delaware Inc., 0.23%, 1/20/10(b) (c)	11,998,543

		44,983,155

Diversified Financial Services (4.5%):

15,000,000	CBA (Delaware) Finance, Inc., 0.30%, 4/28/10(b)	14,985,619
15,000,000	Danske Corp., 0.40%, 1/29/10(b) (c)	14,995,333
11,000,000	Tempo Finance Corp., 0.27%, 2/2/10(b) (c)	10,997,360

		40,978,312

Total Commercial Paper (Cost $404,516,535)		404,516,535

Corporate Bonds (5.2%):
Commercial Banks (2.0%):

6,635,000	KBC Bank NV, 0.90%, 7/1/11, MTN(a)	6,635,000
1,500,000	UniCredito Italiano Bank (Ireland) plc, 0.21%, 1/27/10(b) (c)	1,499,773
10,000,000	UniCredito Italiano Bank (Ireland) plc, 0.30%, 2/26/10(b) (c)	9,995,333

		18,130,106

Household Products (3.2%):

29,000,000	Procter & Gamble International Funding SCA, 0.29%, 5/7/10(a)	29,000,000

Total Corporate Bonds (Cost $47,130,106)		47,130,106

Yankee Dollar (1.9%):
Commercial Banks (0.7%):

5,000,000	Commonwealth Bank of Australia, 0.30%, 11/22/10(a) (c)	5,000,000
6,160,000	Westpac Banking Corp., NY, 0.29%, 10/21/10(a)	6,160,000
5,405,000	Westpac Banking Corp., NY, 0.28%, 10/19/10(a)	5,405,000

Total Yankee Dollar (Cost $16,565,000)		16,565,000

Municipal Bond (0.6%):
Texas (0.6%):

5,000,000	Houston Texas Utility System Revenue, Series D-1, 0.38%, 5/15/34, FSA(a)	5,000,000

Total Municipal Bond (Cost $5,000,000)		5,000,000

U.S. Government Agency Mortgages (7.8%)
Federal Home Loan Bank (2.5%):

5,805,000	0.67%, 2/5/10(a)	5,805,000
6,270,000	0.76%, 2/26/10(a)	6,270,000
10,600,000	0.13%, 7/9/10(a)	10,598,898

		22,673,898

Federal Home Loan Mortgage Corporation (3.8%):

6,000,000	0.18%, 7/14/10(a)	5,998,887
5,030,000	0.24%, 8/24/10(a)	5,030,139
5,160,000	0.24%, 9/3/10(a)	5,159,306
18,000,000	0.16%, 5/5/11(a)	17,993,324

		34,181,656

Federal National Mortgage Association (1.5%):

5,745,000	0.23%, 8/5/10(a)	5,743,761
8,000,000	0.15%, 5/13/11(a)	8,002,070

		13,745,831

Total U.S. Government Agency Mortgages (Cost $70,601,385)		70,601,385

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Principal		Amortized
Amount		Cost
U.S. Treasury Obligations (6.7%):
U.S. Treasury Bills (6.7%):

$10,000,000	0.14%, 2/18/10(b)	$9,998,200
7,000,000	0.15%, 5/20/10(b)	6,995,878
5,000,000	0.23%, 6/10/10(b)	4,994,889
11,000,000	0.55%, 7/1/10(b)	10,969,859
20,500,000	0.39%, 7/15/10(b)	20,457,249
2,500,000	0.47%, 7/29/10(b)	2,493,178
4,800,000	0.32%, 8/26/10(b)	4,790,046

Total U.S. Treasury Obligations (Cost $60,699,299)		60,699,299

Total Investment Securities (Cost $901,772,652)(d) — 100.0%		901,772,652
Net other assets (liabilities) — 0.0%		(1,390)

Net Assets — 100.0%		$901,771,262

Percentages indicated are based on net assets as of December 31, 2009.

LLC—Limited Liability Company

MTN—Medium Term Note

plc—Public Liability Company

SPA—Standby Purchase Agreement

(a)	Variable rate security. The rate presented represents the rate in effect at December 31, 2009. The date presented represents the final maturity date.

(b)	The rate represents the effective yield at time of purchase.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(d)	Represents cost for financial reporting and federal income tax purposes.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage

Australia	0.6%
United Kingdom	3.1
United States	96.3

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Statement of Assets and Liabilities
December 31, 2009

AZL Money
Market Fund

Assets:
Investment securities, at cost	$901,772,652

Investment securities, at amortized cost	$901,772,652
Interest and dividends receivable	345,872
Prepaid expenses	20,112

Total Assets	902,138,636

Liabilities:
Cash overdraft	12,258
Manager fees payable	6,401
Administration fees payable	33,833
Distribution fees payable	193,112
Administrative and compliance services fees payable	21,532
Trustee fees payable	792
Other accrued liabilities	99,446

Total Liabilities	367,374

Net Assets	$901,771,262

Net Assets Consist of:
Capital	$901,729,652
Accumulated net investment income/(loss)	1
Accumulated net realized gains/(losses) from investment transactions	41,609

Net Assets	$901,771,262

Shares of beneficial interest (unlimited number of shares authorized, no par value)	901,730,294
Net Asset Value (offering and redemption price per share)	$1.00

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL Money
Market Fund

Investment Income:
Interest	$8,690,833
Dividends	277

Total Investment Income	8,691,110

Expenses:
Manager fees	3,742,371
Administration fees	502,796
Distribution fees	2,673,128
Custodian fees	18,375
Administrative and compliance services fees	53,592
Trustees’ fees	103,354
Professional fees	169,813
Shareholder reports	113,989
Other expenses	48,427

Total expenses before reductions	7,425,845
Less expenses voluntarily waived/reimbursed by the Manager	(1,064,636)

Net expenses	6,361,209

Net Investment Income/(Loss)	2,329,901

Net Realized Gains/(Losses) on Securities Transactions	42,094

Change in Net Assets Resulting From Operations	$2,371,995

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Statements of Changes in Net Assets

	AZL Money Market Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$2,329,901	$18,270,683
Net realized gains/(losses) on investment transactions	42,094	33,863

Change in net assets resulting from operations	2,371,995	18,304,546

Dividends to Shareholders:
From net investment income	(2,329,901)	(18,270,682)
From net realized gains on investments	(28,033)	—

Change in net assets resulting from dividends to shareholders	(2,357,934)	(18,270,682)

Capital Transactions:
Proceeds from shares issued	570,370,276	748,596,810
Proceeds from dividends reinvested	2,357,934	18,270,682
Value of shares redeemed	(700,257,288)	(334,475,696)

Change in net assets resulting from capital transactions	(127,529,078)	432,391,796

Change in net assets	(127,515,017)	432,425,660
Net Assets:
Beginning of period	1,029,286,279	596,860,619

End of period	$901,771,262	$1,029,286,279

Accumulated net investment income/(loss)	$1	$—

Share Transactions:
Shares issued	570,370,276	748,596,810
Dividends reinvested	2,357,934	18,270,682
Shares redeemed	(700,257,288)	(334,475,696)

Change in shares	(127,529,078)	432,391,796

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2009		2008	2007	2006	2005

Net Asset Value, Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00

Investment Activities:
Net Investment Income/(Loss)	—(a	)	0.02	0.05	0.04	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	—(a	)	—(a )	—(a )	—(a )	—(a )

Total from Investment Activities	—(a	)	0.02	0.05	0.04	0.03

Dividends to Shareholders From:
Net Investment Income	—(a	)	(0.02)	(0.05)	(0.04)	(0.03)
Net Realized Gains	—(a	)	—	—	—	—

Total Dividends	—(a	)	(0.02)	(0.05)	(0.04)	(0.03)

Net Asset Value, End of Period	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return(b)	0.22%		2.44%	4.79%	4.43%	2.57%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$901,771		$1,029,286	$596,861	$404,406	$330,910
Net Investment Income/(Loss)	0.22%		2.36%	4.66%	4.41%	2.58%
Expenses Before Reductions(c)	0.69%		0.69%	0.69%	0.69%	0.74%
Expenses Net of Reductions	0.59%		0.69%	0.69%	0.69%	0.74%

(a)	Amount less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Money Market Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Investments of the Fund are valued, in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements, continued
December 31, 2009

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends from net investment income are declared daily and paid monthly from the Fund. The net realized gains, if any, are declared and paid at least annually by the Fund. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, between the Manager and BlackRock Institutional Management Corporation (“BlackRock Institutional”), BlackRock Institutional provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements, continued
December 31, 2009

accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 0.87%.

For the year ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Money Market Fund	0.35%	0.87%

Effective March 17, 2009, the Manager has voluntarily undertaken to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to the following limitations:

1. The repayments will not cause the Fund’s net investment income to fall below 0.00%.

2. The repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place.

3. Any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%.

The ability of the Manager and/or the Distributor to receive such payments could negatively affect the Fund’s future yield. For the period ended December 31, 2009 the Manager waived $1,064,636 relating to this agreement, these amounts are reflected on the Statement of Operations as “Expenses voluntarily waived by Manager.”

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

Expires
12/31/2012
AZL Money Market Fund	$1,064,636

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations as “Expenses voluntarily waived by the Manager.”

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements, continued
December 31, 2009

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $55,890 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Certificates of Deposit — Domestic	$—	$269,375,327	$269,375,327
Certificates of Deposit — Foreign	—	27,885,000	27,885,000
Commercial Paper	—	404,516,535	404,516,535
Corporate Bonds — Domestic	—	47,130,106	47,130,106
Yankee Dollar	—	16,565,000	16,565,000
Municipal Bonds	—	5,000,000	5,000,000
U.S. Government Agency Mortgages	—	70,601,385	70,601,385
U.S. Treasury Obligations	—	60,699,299	60,699,299

Total Investment Securities	$—	$901,772,652	$901,772,652

5. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Money Market Fund
Notes to the Financial Statements, continued
December 31, 2009

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Money Market Fund	$2,357,934	$—	$2,357,934

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Money Market Fund	$19,016,650	$—	$19,016,650

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed		Total
	Ordinary	Long Term	Accumulated	Accumulated
	Income	Capital Gains	Earnings	Earnings
AZL Money Market Fund	$38,652	$2,958	$41,610	$41,610

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Money Market Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2009, the Fund declared net short-term capital gain distributions of $28,033.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

21

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

22

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

23

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees, which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

25

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

26

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® NACM International Growth Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® NACM International Growth Fund
Allianz Investment Management LLC serves as the Manager for the AZL® NACM International Growth Fund and Nicholas-Applegate Capital Management LLC serves as Subadviser to the Fund.
The AZL® NACM International Growth Fund commenced operations on October 23, 2009, and as such, does not have at least six months of operations to include a discussion of fund performance.

1

AZL® NACM International Growth Fund
The AZL® NACM International Growth Fund commenced operations on October 23, 2009, and as such, does not have at least six months of operations to include a discussion of fund performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL NACM International Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	10/23/09	12/31/09	10/23/09 - 12/31/09	10/23/09 - 12/31/09
AZL NACM International Growth Fund	$1,000.00	$1,016.00	$2.80	1.45%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period from October 23, 2009 (date of commencement of operations) to December 31, 2009 divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL NACM International Growth Fund	$1,000.00	$1,017.90	$7.37	1.45%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period). Information shown reflect values using the expense ratios for the 70 days of operations during the period, and has been annualized to reflect values for the period July 1, 2009 to December 31, 2009.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL NACM International Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Auto Components	2.9%
Automobiles	3.5
Beverages	2.4
Biotechnology	0.7
Capital Markets	3.3
Chemicals	3.9
Commercial Banks	11.9
Communications Equipment	1.0
Computers & Peripherals	1.2
Distributors	1.4
Diversified Telecommunication Services	2.8
Electric Utilities	2.3
Electrical Equipment	1.5
Energy Equipment & Services	3.4
Food & Staples Retailing	0.9
Food Products	2.8
Health Care Equipment & Supplies	2.3
Health Care Providers & Services	2.6
Household Durables	1.8
Household Products	1.8
Industrial Conglomerates	3.5
Machinery	2.4
Metals & Mining	8.2
Multi-Utilities	0.7
Office Electronics	1.7
Oil, Gas & Consumable Fuels	7.1
Pharmaceuticals	4.2
Real Estate Management & Development	4.4
Semiconductors & Semiconductor Equipment	2.7
Software	2.4
Specialty Retail	1.6
Tobacco	1.3
Trading Companies & Distributors	1.1
Wireless Telecommunication Services	1.2
Investment Company	3.9

100.8%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Growth Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Common Stocks (96.9%):
Auto Components (2.9%):

2,000	AISIN SEIKI Co., Ltd.	$57,172
3,000	BRIDGESTONE Corp.	52,582
608	Compagnie Generale des Establissements Michelin, Class B	46,632

		156,386

Automobiles (3.5%):

589	Hyundai Motor Co.*	60,847
2,500	Toyota Motor Corp.	105,056
300	Toyota Motor Corp., SP ADR	25,248

		191,151

Beverages (2.4%):

1,234	Anheuser-Busch InBev NV	63,747
3,842	Diageo plc	66,993

		130,740

Biotechnology (0.7%):

1,284	CSL, Ltd.	37,344

Capital Markets (3.3%):

1,874	Credit Suisse Group AG, Registered Shares	92,319
11,700	Nomura Holdings, Inc.	86,238

		178,557

Chemicals (3.9%):

24,654	Incitec Pivot, Ltd.	78,109
233	Syngenta AG, Registered Shares	65,306
1,934	Umicore	64,395

		207,810

Commercial Banks (11.9%):

3,416	Australia & New Zealand Banking Group, Ltd.	69,482
1,462	BNP Paribas, Inc.	115,360
41,000	BOC Hong Kong Holdings, Ltd.	92,215
20,500	CIMB Group Holdings Bhd	76,891
7,000	DBS Group Holdings, Ltd.	76,129
13,346	HSBC Holdings plc	152,289
11,400	Mitsubishi UFJ Financial Group, Inc.	55,825

		638,191

Communications Equipment (1.0%):

8,400	ZTE Corp., Class H	51,324

Computers & Peripherals (1.2%):

1,537	Gemalto NV*	66,141

Distributors (1.4%):

18,000	Li & Fung, Ltd.	74,081

Diversified Telecommunication Services (2.8%):

1,835	France Telecom SA	45,811
4,805	Koninklijke KPN NV	81,493
819	Telefonica SA	22,824

		150,128

Electric Utilities (2.3%):

2,449	E.ON AG	101,810
349	Electricite de France	20,765

		122,575

Electrical Equipment (1.5%):

2,364	ABB, Ltd., Registered Shares	45,224
5,000	Mitsubishi Electric Corp.	36,921

		82,145

Energy Equipment & Services (3.4%):

3,277	Petrofac, Ltd.	54,560
2,765	Saipem SpA	94,976
400	Transocean, Ltd.*	33,120

		182,656

Food & Staples Retailing (0.9%):

7,071	Tesco plc	48,577

Food Products (2.8%):

2,194	Nestle SA, Registered Shares	106,616
1,307	Unilever plc	41,831

		148,447

Health Care Equipment & Supplies (2.3%):

885	Essilor International SA	52,682
12,000	Shandong Weigao Group Medical Polymer Co., Ltd., Class H	39,856
2,635	SSL International plc	33,247

		125,785

Health Care Providers & Services (2.6%):

1,902	Fresenius Medical Care AG & Co. KGaA	100,915
1,701	Rhoen-Klinikum AG	41,479

		142,394

Household Durables (1.8%):

2,000	Panasonic Corp.	28,606
2,400	Sony Corp.	69,579

		98,185

Household Products (1.8%):

1,282	Reckitt Benckiser Group plc	69,447
300	UNICHARM Corp.	28,089

		97,536

Industrial Conglomerates (3.5%):

1,840	Koninklijke Philips Electronics NV	54,477
15,000	Shanghai Industrial Holdings, Ltd.	76,116
631	Siemens AG, Registered Shares	58,015

		188,608

Machinery (2.4%):

500	Fanuc, Ltd.	46,500
2,500	Komatsu, Ltd.	52,129
4,000	NSK, Ltd.	29,362

		127,991

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued

Metals & Mining (8.2%):

1,300	Barrick Gold Corp.	$51,547
1,060	BHP Billiton, Ltd.	40,580
1,200	JFE Holdings, Inc.	47,263
1,738	Rio Tinto, Ltd.	114,964
3,100	Usinas Siderurgicas de Minas Gerais SA	87,271
3,400	Vale SA SP ADR	98,702

		440,327

Multi-Utilities (0.7%):

830	GDF Suez	36,005

Office Electronics (1.7%):

2,200	Canon, Inc.	93,020

Oil, Gas & Consumable Fuels (7.1%):

2,639	BG Group plc	47,253
12,793	BP plc	123,707
1,100	Petroleo Brasileiro SA ADR	52,448
1,700	Suncor Energy, Inc.	60,498
1,557	Total SA	99,765

		383,671

Pharmaceuticals (4.2%):

757	Bayer AG	60,746
604	Roche Holding AG	102,775
1,100	Teva Pharmaceutical Industries, Ltd. ADR	61,798

		225,319

Real Estate Management & Development (4.4%):

9,000	Cheung Kong Holdings, Ltd.	115,418
3,000	Mitsubishi Estate Co., Ltd.	47,592
13,000	Wharf Holdings, Ltd. (The)	74,338

		237,348

Semiconductors & Semiconductor Equipment (2.7%):

2,183	Aixtron AG	72,448
24,818	ARM Holdings plc	70,958

		143,406

Software (2.4%):

1,896	Autonomy Corp. plc*	46,222
992	SAP AG	46,895
1,800	Tencent Holdings, Ltd.	38,796

		131,913

Specialty Retail (1.6%):

505	Fielmann AG	36,909
720	Yamada Denki Co., Ltd.	48,391

		85,300

Tobacco (1.3%):

2,231	British American Tobacco plc	72,365

Trading Companies & Distributors (1.1%):

2,400	Mitsubishi Corp.	59,680

Wireless Telecommunication Services (1.2%):

26,930	Vodafone Group plc	62,354

Total Common Stocks (Cost $5,106,765)		5,217,460

Investment Company (3.9%):
209,671	Dreyfus Treasury Prime Cash Management, 0.00%(a)	209,671

Total Investment Company (Cost $209,671)		209,671

Total Investment Securities (Cost $5,316,436)(b) — 100.8%		5,427,131
Net other assets (liabilities) — (0.8)%		(44,614)

Net Assets — 100.0%		$5,382,517

Percentages indicated are based on net assets as of December 31, 2009.

*	Non-income producing security.

ADR—American Depository Receipt

plc—Public Liability Company

(a)	The rate represents the effective yield at December 31, 2009.

(b)	Cost for federal income tax purposes is $5,318,124. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$193,864
Unrealized depreciation	(84,857)

Net unrealized appreciation	$109,007

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2009

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage
Australia	6.3%
Belgium	2.4
Brazil	4.4
Canada	2.1
China	1.7
France	8.9
Germany	9.6
Hong Kong	8.7
Israel	1.1
Italy	1.8
Japan	17.8
Malaysia	1.4
Netherlands	2.5
South Korea	1.1
Singapore	1.4
Spain	0.4
Switzerland	8.2
United Kingdom	16.3
United States	3.9

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Growth Fund
Statement of Assets and Liabilities
December 31, 2009

AZL NACM
International
Growth Fund

Assets:
Investment securities, at cost	$5,316,436

Investment securities, at value	$5,427,131
Interest and dividends receivable	4,812
Receivable for capital shares issued	8,855
Reclaims receivable	367
Receivable from Manager	1,595
Prepaid expenses	9

Total Assets	5,442,769

Liabilities:
Payable for investments purchased	53,543
Administration fees payable	131
Distribution fees payable	1,110
Administrative and compliance services fees payable	18
Trustee fees payable	239
Other accrued liabilities	5,211

Total Liabilities	60,252

Net Assets	$5,382,517

Net Assets Consist of:
Capital	$5,298,470
Accumulated net investment income/(loss)	949
Accumulated net realized gains/(losses) from investment transactions	(27,526)
Net unrealized appreciation/(depreciation) on investments	110,624

Net Assets	$5,382,517

Shares of beneficial interest (unlimited number of shares authorized, no par value)	529,926
Net Asset Value (offering and redemption price per share)	$10.16

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Growth Fund
Statement of Operations
For the Period Ended December 31, 2009

AZL NACM
International
Growth Fund(a)

Investment Income:
Dividends	$16,364
Foreign withholding tax	(2,834)

Total Investment Income	13,530

Expenses:
Manager fees	8,828
Administration fees	561
Distribution fees	2,452
Custodian fees	4,980
Administrative and compliance services fees	18
Trustees’ fees	243
Professional fees	427
Shareholder reports	87
Other expenses	3,616

Total expenses before reductions	21,212
Less expenses waived/reimbursed by the Manager	(6,995)

Net expenses	14,217

Net Investment Income/(Loss)	(687)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(28,342)
Change in unrealized appreciation/depreciation on investments	110,624

Net Realized/Unrealized Gains/(Losses) on Investments	82,282

Change in Net Assets Resulting From Operations	$81,595

(a)	For the Period October 23, 2009 (commencement of operations) to December 31, 2009.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Growth Fund
Statement of Changes in Net Assets

AZL NACM
International
Growth Fund
October 23, 2009
to December 31,
2009(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$(687)
Net realized gains/(losses) on investment transactions	(28,342)
Change in unrealized appreciation/depreciation on investments	110,624

Change in net assets resulting from operations	81,595

Capital Transactions:
Proceeds from shares issued	5,301,035
Value of shares redeemed	(113)

Change in net assets resulting from capital transactions	5,300,922

Change in net assets	5,382,517
Net Assets:
Beginning of period	—

End of period	$5,382,517

Accumulated net investment income/(loss)	$949

Share Transactions:
Shares issued	529,937
Shares redeemed	(11)

Change in shares	529,926

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the period indicated)

	October 23,
	2009 to
	December 31,
	2009(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	(0.00	)(b)
Net Realized and Unrealized Gains/(Losses) on Investments	0.16

Total from Investment Activities	0.16

Net Asset Value, End of Period	$10.16

Total Return(c)(d)	1.60%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$5,383
Net Investment Income/(Loss) (e)	(0.07)%
Expenses Before Reductions(e) (f)	2.16%
Expenses Net of Reductions(e)	1.45%
Portfolio Turnover Rate(d)	12.75%

(a)	Period from commencement of operations.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Growth Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL NACM International Growth Fund (the “Fund”), which commenced operations on October 23, 2009. The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the period ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The Fund did not enter into any derivative instruments during the period. The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. There were no foreign currency exchange contracts outstanding at period end. During the period ended December 31, 2009, the Fund had limited activity in these transactions.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. During the period ended December 31, 2009, the Fund did not enter into any futures contracts.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2009.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the period ended December 31, 2009:

		Realized	Change in Unrealized
		Gain (Loss)	Appreciation
	Location of Gain (Loss)	on Derivatives	(Depreciation) on
	on Derivatives	Recognized in	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Income	in Income
Foreign Exchange Contracts	Net realized gains/(losses) on securities and foreign currency transactions/change in unrealized appreciation/depreciation on investments	$14,832	$—

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective October 26, 2009 between the Manager and Nicholas — Applegate Capital Management LLC (“NACM”), NACM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.45%.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

For the period ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
NACM International Growth Fund	0.90%	1.45%

*	The Manager voluntarily reduced the management fee to 0.80%. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time after April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

Expires
12/31/2012
AZL NACM International Growth Fund	$6,014

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2009, $24 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Foreign(a):
Automobiles	$25,248	$165,903	$191,151
Energy Equipment & Services	33,120	149,536	182,656
Metals & Mining	237,520	202,807	440,327
Oil, Gas & Consumable Fuels	112,946	270,725	383,671
Pharmaceuticals	61,798	163,521	225,319
All Other Common Stocks — Foreign+	—	3,794,336	3,794,336
Investment Company	209,671	—	209,671

Total Investment Securities	$680,303	$4,746,828	$5,427,131

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

5. Security Purchases and Sales

For the period ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL NACM International Growth Fund	$5,731,118	$596,827

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NACM International Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

Expires
12/31/2017
AZL NACM International Growth Fund	$7,435

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $20,091 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	Undistributed		Accumulated		Total
	Ordinary	Accumulated	Capital and	Unrealized	Accumulated
	Income	Earnings	Other Losses	Appreciation(a)	Earnings
AZL NACM International Growth Fund	$2,637	$2,637	$(27,526)	$108,936	$84,047

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL NACM International Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period October 23, 2009 to December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the period October 23, 2009 to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

22

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

23

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

24

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

26

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

27

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® NFJ International Value Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® NFJ International Value Fund
Allianz Investment Management LLC serves as the Manager for the AZL® NFJ International Value Fund and NFJ Investment Group LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance from its inception on May 1, 2009 through the period ended December 31, 2009?
From its inception on May 1, 2009 through the period ended December 31, 2009, the AZL® NFJ International Value Fund returned 37.00%1. That compared to a 39.21% total return for its benchmark, MSCI AC World Index ex US Index2.
The Fund’s strong absolute returns were driven largely by a sharp rebound in world equity markets. International markets posted some of their best returns in history, and outperformed stocks in the U.S. Emerging markets, which had a particularly strong 2009, as investors once again focused on the tremendous growth potential of these economies. The Fund held equities in countries such as Chile, Taiwan, Brazil, South Africa and Turkey, making it well-positioned to capitalize on that trend. Of the top 10 contributors to the Fund’s performance in 2009, five were stocks in emerging markets. Absolute returns also benefited from the strong performance of stocks in the consumer staples and materials sectors, which gained 43% and 47%, respectively.*
An overweight stake in energy stocks weighed on returns against the benchmark as the sector underperformed the index. An overweight position in the utilities sector also dampened relative return. The Fund’s utilities holdings outperformed the utilities stocks in the benchmark, however, which helped reduce the negative impact of the overweight allocation.
Underweight positions in the consumer discretionary and industrials sectors helped relative performance. Relative return also benefited from selection in the financial and consumer discretionary sectors.
An underweight position in Japan boosted relative performance as the country’s export-oriented economy struggled. Holding no direct exposure to Italy or Greece also helped performance against the benchmark; returns in both countries lagged due to investor concerns about high debt levels and government spending cuts. Overweight exposures to Latin American countries such as Brazil, Mexico and Colombia lifted relative returns as well, as the countries’ currencies gained strength against the U.S. dollar and their equity markets rallied far in excess of the benchmark’s return.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

[2]	The Morgan Stanley Capital International All Country World ex US Index (MSCI AC World ex US Index) is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S. Investors cannot invest directly in an index.

1

AZL® NFJ International Value Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital and income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in equity securities of non-U.S. companies with market capitalizations greater than $1 billion.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Aggregate Total Returns as of December 31, 2009

		Since
	6	Inception
	Month	(5/1/09)

AZL® NFJ International Value Fund	26.27%	37.00%

MSCI AC World Index ex US	24.16%	39.21%

Expense Ratio

Gross	1.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.80% limiting operating expenses, excluding certain expenses (such as interest expense), to 1.45% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Morgan Stanley Capital International All Country World ex US Index (MSCI AC World ex US Index) is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL NFJ International Value Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL NFJ International Value Fund	$1,000.00	$1,262.70	$6.50	1.14%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL NFJ International Value Fund	$1,000.00	$1,019.46	$5.80	1.14%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL NFJ International Value Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Airlines	1.1%
Beverages	5.4
Chemicals	1.9
Commercial Banks	8.6
Communications Equipment	0.8
Computers & Peripherals	0.9
Construction Materials	1.8
Containers & Packaging	2.2
Diversified Telecommunication Services	4.6
Electric Utilities	3.4
Energy Equipment & Services	1.9
Food & Dry Retailing	2.8
Food Products	2.2
Health Care Equipment & Supplies	2.0
Hotels, Restaurants & Leisure	2.0
Independent Power Producers & Energy Traders	1.0
Industrial Conglomerates	1.8
Insurance	7.1
IT Services	1.0
Media	2.9
Metals & Mining	3.9
Multiline Retail	0.9
Oil, Gas & Consumable Fuels	13.5
Other Diversified Financial Services	2.0
Pharmaceuticals	6.4
Road & Rail	2.0
Semiconductors & Semiconductor Equipment	0.8
Software	0.8
Tobacco	1.8
Trading Companies & Distributors	1.8
Water Utilities	3.8
Wireless Telecommunication Services	2.6
Investment Company	4.3

100.0%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Common Stocks (95.7%):
Airline (1.1%):

52,400	Lan Airlines SA ADR	$873,508

Beverages (5.4%):

40,600	Coca-Cola Femsa S.A.B. de C.V. ADR	2,668,232
22,300	Diageo plc ADR	1,547,843

		4,216,075

Chemicals (1.9%):

24,800	Agrium, Inc.	1,525,200

Commercial Banks (8.6%):

77,500	Australia And New Zealand Banking Group, Ltd. ADR	1,588,750
91,500	Banco Bilbao Vaizcaya-Argentaria SA ADR	1,650,660
42,600	Bancolombia SA ADR	1,938,726
24,500	Toronto-Dominion Bank (The)	1,536,640

		6,714,776

Communications Equipment (0.8%):

47,700	Nokia OYJ ADR	612,945

Computers & Peripherals (0.9%):

23,100	Fujitsu, Ltd. ADR	744,975

Construction Materials (1.8%):

51,100	CRH plc SP ADR	1,396,563

Containers & Packaging (2.2%):

77,200	Amcor, Ltd. SP ADR	1,709,980

Diversified Telecommunication Services (4.6%):

86,500	France Telecom SA ADR	2,183,260
91,500	Telstra Corp., Ltd. ADR	1,399,950

		3,583,210

Electric Utilities (3.4%):

122,700	CIA Paranaense de Energia ADR	2,631,915

Energy Equipment & Services (1.9%):

20,900	Technip SA ADR	1,468,225

Food & Dry Retailing (2.8%):

28,400	Delhaize Group ADR	2,178,848

Food Products (2.2%):

54,800	Unilever plc ADR	1,748,120

Health Care Equipment & Supplies (2.0%):

32,300	Covidien plc	1,546,847

Hotels, Restaurants & Leisure (2.0%):

219,700	Compass Group plc ADR	1,603,810

Independent Power Producers & Energy Traders (1.0%):

15,500	International Power plc ADR	781,200

Industrial Conglomerate (1.8%):

15,200	Siemens AG ADR	1,393,840

Insurance (7.1%):

89,000	Axa ADR	2,107,520
43,200	Axis Capital Holdings, Ltd.	1,227,312
42,100	RenaissanceRe Holdings, Ltd.	2,237,615

		5,572,447

IT Services (1.0%):

18,100	Accenture plc, Class A	751,150

Media (2.9%):

156,500	Pearson plc ADR	2,247,340

Metals & Mining (3.9%):

13,800	POSCO ADR	1,809,180
113,000	Yamana Gold, Inc.	1,285,940

		3,095,120

Multiline Retail (0.9%):

54,900	Marks & Spencer Group plc ADR	713,700

Oil, Gas & Consumable Fuels (13.5%):

55,800	Nexen, Inc. ADR	1,335,294
31,700	Petroleo Brasileiro SA ADR	1,511,456
33,400	Royal Dutch Shell plc ADR	2,007,674
53,100	Sasol Ltd. ADR	2,120,814
85,900	Statoil ASA ADR	2,139,769
42,700	TransCanada Corp.	1,467,599

		10,582,606

Other Diversified Financial Services (2.0%):

397,100	Fortis SP ADR*	1,544,719

Pharmaceuticals (6.4%):

45,700	AstraZeneca plc ADR	2,145,158
51,600	GlaxoSmithKline plc ADR	2,180,100
12,100	Teva Pharmaceutical Industries, Ltd. ADR	679,778

		5,005,036

Road & Rail (2.0%):

29,700	Canadian Pacific Railway, Ltd.	1,603,800

Semiconductors & Semiconductor Equipment (0.8%):

88,200	Siliconware Precision Industries Co. ADR	618,282

Software (0.8%):

14,000	SAP AG ADR	655,340

Tobacco (1.8%):

21,900	British American Tobacco plc ADR	1,416,054

Trading Companies & Distributors (1.8%):

4,900	Mitsui & Co., Ltd. ADR	1,399,734

Water Utilities (3.8%):

75,500	Companhia de Saneamento Basico do Estado de Sao Paulo ADR	2,953,560

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued

Wireless Telecommunication Services (2.6%):

78,000	SK Telecom Co., Ltd. ADR	$1,268,280
42,000	Turkcell Iletisim Hizmetleri AS ADR	734,580

		2,002,860

Total Common Stocks (Cost $57,877,999)		74,891,785

Investment Company (4.3%):
3,390,387	Dreyfus Treasury Prime Cash Management, 0.00%(a)	3,390,387

Total Investment Company (Cost $3,390,387)		3,390,387

Total Investment Securities (Cost $61,268,386)(b) — 100.0%		78,282,172
Net other assets (liabilities) — 0.0%		25,477

Net Assets — 100.0%		$78,307,649

Percentages indicated are based on net assets as of December 31, 2009.

*	Non-income producing security.

ADR—American Depository Receipt

plc—Public Liability Company

(a)	The rate represents the effective yield at December 31, 2009.

(b)	Cost for federal income tax purposes $61,268,386. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$17,400,241
Unrealized depreciation	(386,455)

Net unrealized appreciation	$17,013,786

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage
Australia	6.0%
Belgium	2.8
Bermuda	4.4
Brazil	9.1
Canada	11.2
Chile	1.1
Colombia	2.5
Finland	0.8
France	7.4
Germany	2.6
Ireland	4.7
Israel	0.9
Japan	2.7
Mexico	3.4
Norway	2.7
South Korea	3.9
South Africa	2.7
Spain	2.1
Taiwan	0.8
Turkey	0.9
United Kingdom	21.0
United States	6.3

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Statement of Assets and Liabilities
December 31, 2009

AZL NFJ
International
Value Fund

Assets:
Investment securities, at cost	$61,268,386

Investment securities, at value	$78,282,172
Dividends receivable	206,277
Receivable for capital shares issued	29,887
Receivable for investments sold	50,936
Reclaims receivable	26,096
Prepaid expenses	1,494

Total Assets	78,596,862

Liabilities:
Payable for investments purchased	159,897
Payable for capital shares redeemed	11,133
Manager fees payable	52,041
Administration fees payable	2,913
Distribution fees payable	16,263
Administrative and compliance services fees payable	1,870
Trustee fees payable	80
Other accrued liabilities	45,016

Total Liabilities	289,213

Net Assets	$78,307,649

Net Assets Consist of:
Capital	$57,609,514
Accumulated net investment income/(loss)	927,750
Accumulated net realized gains/(losses) from investment transactions	2,756,609
Net unrealized appreciation/(depreciation) on investments	17,013,776

Net Assets	$78,307,649

Shares of beneficial interest (unlimited number of shares authorized, no par value)	5,714,485
Net Asset Value (offering and redemption price per share)	$13.70

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL NFJ
International
Value Fund(a)

Investment Income:
Dividends	$1,458,156
Foreign withholding tax	(9,982)

Total Investment Income	1,448,174

Expenses:
Manager fees	405,552
Administration fees	22,379
Distribution fees	112,653
Custodian fees	12,479
Administrative and compliance services fees	5,097
Trustees’ fees	6,690
Professional fees	18,488
Shareholder reports	7,944
Other expenses	8,352

Total expenses before reductions	599,634
Less expenses voluntarily waived/reimbursed by the Manager	(45,061)
Less expenses paid indirectly	(11,838)

Net expenses	542,735

Net Investment Income/(Loss)	905,439

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	2,746,004
Change in unrealized appreciation/depreciation on investments	17,013,776

Net Realized/Unrealized Gains/(Losses) on Investments	19,759,780

Change in Net Assets Resulting From Operations	$20,665,219

(a)	For the Period May 1, 2009 (commencement of operations) to December 31, 2009.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Statement of Changes in Net Assets

AZL NFJ
International
Value Fund
May 1, 2009 to
December 31,
2009(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$905,439
Net realized gains/(losses) on investment transactions	2,746,004
Change in unrealized appreciation/depreciation on investments	17,013,776

Change in net assets resulting from operations	20,665,219

Capital Transactions:
Proceeds from shares issued	64,532,965
Value of shares redeemed	(6,890,535)

Change in net assets resulting from capital transactions	57,642,430

Change in net assets	78,307,649
Net Assets:
Beginning of period	—

End of period	$78,307,649

Accumulated net investment income/(loss)	$927,750

Share Transactions:
Shares issued	6,276,615
Shares redeemed	(562,130)

Change in shares	5,714,485

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the period indicated)

May 1, 2009 to
December 31,
2009(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	3.54

Total from Investment Activities	3.70

Net Asset Value, End of Period	$13.70

Total Return(b) (c)	37.00%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$78,308
Net Investment Income/(Loss)(d)	2.01%
Expenses Before Reductions(d) (e)	1.33%
Expenses Net of Reductions(d)	1.20%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d) (f)	1.23%
Portfolio Turnover Rate(c)	25.28%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL NFJ International Value Fund (the “Fund”), which commenced operations on May 1, 2009. The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Notes to the Financial Statements, continued
December 31, 2009

securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Notes to the Financial Statements, continued
December 31, 2009

foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the period ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The Fund did not enter into any derivative instruments during the period. The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Notes to the Financial Statements, continued
December 31, 2009

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. During the period ended December 31, 2009, the Fund did not enter into any foreign currency exchange contracts.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective May 1, 2009 between the Manager and NFJ Investment Group LLC (“NFJ”), NFJ provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.45%.

For the period ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL NFJ International Value Fund	0.90%	1.45%

*	The Manager voluntarily reduced the management fee to 0.80%. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time after April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations as “Expenses voluntarily waived by the Manager.”

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Notes to the Financial Statements, continued
December 31, 2009

wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2009, $1,865 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Domestic+	$1,544,719	$—	$1,544,719
Common Stocks — Foreign(a)+	73,347,066	—	73,347,066
Investment Company	3,390,387	—	3,390,387

Total Investment Securities	$78,282,172	$—	$78,282,172

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL NFJ International Value Fund
Notes to the Financial Statements, continued
December 31, 2009

5. Security Purchases and Sales

For the period ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL NFJ International Value Fund	$71,587,707	$16,455,270

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	Undistributed			Total
	Ordinary	Accumulated	Unrealized	Accumulated
	Income	Earnings	Appreciation(a)	Earnings
AZL NFJ International Value Fund	$3,684,359	$3,684,359	$17,013,776	$20,698,135

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL NFJ International Value Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period May 1, 2009 to December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2009 to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

20

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

21

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

22

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

24

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

25

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® OCC Growth Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statement of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® OCC Growth Fund
Allianz Investment Management LLC serves as the Manager for the AZL® OCC Growth Fund and Oppenheimer Capital LLC serves as Subadviser to the Fund.
The AZL® OCC Growth Fund commenced operations on October 23, 2009, and as such, does not have at least six months of operations to include a discussion of fund performance.

1

AZL® OCC Growth Fund
The AZL® OCC Growth Fund commenced operations on October 23, 2009, and as such, does not have at least six months of operations to include a discussion of fund performance.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL OCC Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	10/23/09	12/31/09	10/23/09 - 12/31/09	10/23/09 - 12/31/09
AZL OCC Growth Fund	$1,000.00	$1,040.50	$2.35	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period from October 23, 2009 (date of commencement of operations) to December 31, 2009 divided by the number of days in the fiscal year.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL OCC Growth Fund	$1,000.00	$1,019.16	$6.11	1.20%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period). Information shown reflects values using the expense ratios for the 70 days of operations during the period, and has been annualized to reflect values for the period October 23, 2009 to December 31, 2009.

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL OCC Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Aerospace & Defense	1.5%
Beverages	1.9
Biotechnology	5.7
Capital Markets	4.0
Chemicals	1.3
Communications Equipment	6.5
Computers & Peripherals	8.6
Consumer Finance	3.0
Diversified Financial Services	3.7
Energy Equipment & Services	0.9
Food & Staples Retailing	0.8
Food Products	1.1
Health Care Equipment & Supplies	2.4
Health Care Providers & Services	4.2
Hotels, Restaurants & Leisure	1.2
Industrial Conglomerates	1.9
Internet Software & Services	4.3
IT Services	1.2
Machinery	1.0
Metals & Mining	2.5
Multiline Retail	0.9
Oil, Gas & Consumable Fuels	6.1
Personal Products	1.6
Pharmaceuticals	6.8
Road & Rail	2.1
Semiconductors & Semiconductor Equipment	9.0
Software	1.0
Specialty Retail	3.7
Tobacco	1.3
Investment Company	9.2

99.4%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Growth Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Convertible Preferred Stock(0.7%):
Diversified Financial Services(0.7%):

2,100	Bank of America Corp.	$31,332

Total Convertible Preferred Stock (Cost $31,804)		31,332

Common Stocks (89.5%):
Aerospace & Defense (1.5%):

950	United Technologies Corp.	65,940

Beverages (1.9%):

1,350	PepsiCo, Inc.	82,080

Biotechnology (5.7%):

1,800	Celgene Corp.*	100,224
3,400	Gilead Sciences, Inc.*	147,152

		247,376

Capital Markets (4.0%):

350	BlackRock, Inc.	81,270
1,950	Charles Schwab Corp.	36,699
1,800	Morgan Stanley	53,280

		171,249

Chemicals (1.3%):

700	Monsanto Co.	57,225

Communications Equipment (6.5%):

2,950	Juniper Networks, Inc.*	78,676
3,450	QUALCOMM, Inc.	159,597
600	Research In Motion, Ltd.*	40,524

		278,797

Computers & Peripherals (8.6%):

950	Apple, Inc.*	200,317
6,300	EMC Corp.*	110,061
1,200	Hewlett-Packard Co.	61,812

		372,190

Consumer Finance (3.0%):

1,500	Visa, Inc., Class A	131,190

Diversified Financial Services (3.0%):

5,250	Bank of America Corp.	79,065
150	CME Group, Inc.	50,393

		129,458

Energy Equipment & Services (0.9%):

1,500	Smith International, Inc.	40,755

Food & Staples Retailing (0.8%):

550	Costco Wholesale Corp.	32,544

Food Products (1.1%):

1,700	Kraft Foods, Inc., Class A	46,206

Health Care Equipment & Supplies (2.4%):

2,850	St. Jude Medical, Inc.*	104,823

Health Care Providers & Services (4.2%):

2,800	CIGNA Corp.	98,756
950	Express Scripts, Inc.*	82,127

		180,883

Hotels, Restaurants & Leisure (1.2%):

800	McDonald’s Corp.	49,952

Industrial Conglomerates (1.9%):

750	3M Co.	62,003
550	Tyco International, Ltd.	19,624

		81,627

Internet Software & Services (4.3%):

300	Google, Inc., Class A*	185,994

IT Services (1.2%):

200	MasterCard, Inc., Class A	51,196

Machinery (1.0%):

1,200	Ingersoll-Rand plc	42,888

Metals & Mining (2.5%):

1,400	Cliffs Natural Resources, Inc.	64,526
200	Rio Tinto plc SP ADR	43,078

		107,604

Multiline Retail (0.9%):

700	Kohl’s Corp.*	37,751

Oil, Gas & Consumable Fuels (6.1%):

750	Devon Energy Corp.	55,125
450	EOG Resources, Inc.	43,785
2,300	Petrohawk Energy Corp.*	55,177
2,200	Ultra Petroleum Corp.*	109,692

		263,779

Personal Products (1.6%):

2,250	Avon Products, Inc.	70,875

Pharmaceuticals (6.8%):

1,850	Abbott Laboratories	99,881
2,200	Merck & Co., Inc.	80,388
2,050	Teva Pharmaceutical Industries, Ltd. ADR	115,169

		295,438

Road & Rail (2.1%):

1,400	Union Pacific Corp.	89,460

Semiconductors & Semiconductor Equipment (9.0%):

1,400	Broadcom Corp., Class A*	44,030
8,400	Intel Corp.	171,360
1,100	Lam Research Corp.*	43,131
4,950	Texas Instruments, Inc.	128,997

		387,518

Software (1.0%):

1,750	Oracle Corp.	42,945

Specialty Retail (3.7%):

2,550	Gap, Inc. (The)	53,422
2,500	Staples, Inc.	61,475
1,200	TJX Cos., Inc.	43,860

		158,757

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued

Tobacco (1.3%):

700	Lorillard, Inc.	$56,161

Total Common Stocks (Cost $3,744,660)		3,862,661

Investment Company (9.2%):
397,191	Dreyfus Treasury Prime Cash Management, 0.00%(a)	397,191

Total Investment Company (Cost $397,191)		397,191

Total Investment Securities (Cost $4,173,655) (b) — 99.4%		4,291,184
Net other assets (liabilities) — 0.6%		25,640

Net Assets — 100.0%		$4,316,824

Percentages indicated are based on net assets as of December 31, 2009.

*	Non-income producing security.

ADR—American Depository Receipt

plc—Public Liability Company

(a)	The rate represents the effective yield at December 31, 2009.

(b)	Cost for federal income tax purposes is $4,173,655. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$165,317
Unrealized depreciation	(47,788)

Net unrealized appreciation	$117,529

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage

Canada	3.5%
Ireland	1.0
Israel	2.7
Switzerland	0.5
United Kingdom	1.0
United States	91.3

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Growth Fund
Statement of Assets and Liabilities
December 31, 2009

AZL OCC
Growth
Fund

Assets:
Investment securities, at cost	$4,173,655

Investment securities, at value	$4,291,184
Interest and dividends receivable	2,470
Receivable for capital shares issued	27,756
Receivable from Manager	179
Prepaid expenses	5

Total Assets	4,321,594

Liabilities:
Administration fees payable	133
Distribution fees payable	830
Administrative and compliance services fees payable	15
Trustee fees payable	8
Other accrued liabilities	3,784

Total Liabilities	4,770

Net Assets	$4,316,824

Net Assets Consist of:
Capital	$4,166,899
Accumulated net investment income/(loss)	—
Accumulated net realized gains/(losses) from investment transactions	32,396
Net unrealized appreciation/(depreciation) on investments	117,529

Net Assets	$4,316,824

Shares of beneficial interest (unlimited number of shares authorized, no par value)	414,910
Net Asset Value (offering and redemption price per share)	$10.40

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Growth Fund
Statement of Operations
For the Period Ended December 31, 2009

AZL OCC
Growth
Fund(a)

Investment Income:
Dividends	$8,520

Total Investment Income	8,520

Expenses:
Manager fees	5,195
Administration fees	440
Distribution fees	1,732
Custodian fees	3,069
Administrative and compliance services fees	15
Trustees’ fees	13
Professional fees	349
Shareholder reports	72
Other expenses	725

Total expenses before reductions	11,610
Less expenses waived/reimbursed by the Manager	(3,302)

Net expenses	8,308

Net Investment Income/(Loss)	212

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	32,401
Change in unrealized appreciation/depreciation on investments	117,529

Net Realized/Unrealized Gains/(Losses) on Investments	149,930

Change in Net Assets Resulting From Operations	$150,142

(a)	For the Period October 23, 2009 (commencement of operations) to December 31, 2009.

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Growth Fund
Statement of Changes in Net Assets

AZL OCC
Growth Fund
October 23,
2009 to
December 31,
2009(a)

Change in Net Assets:
Operations:
Net investment income/(loss)	$212
Net realized gains/(losses) on investment transactions	32,401
Change in unrealized appreciation/depreciation on investments	117,529

Change in net assets resulting from operations	150,142

Dividends to Shareholders:
From net investment income	(1,949)

Change in net assets resulting from dividends to shareholders	(1,949)

Capital Transactions:
Proceeds from shares issued	4,197,268
Proceeds from dividends reinvested	1,949
Value of shares redeemed	(30,586)

Change in net assets resulting from capital transactions	4,168,631

Change in net assets	4,316,824
Net Assets:
Beginning of period	—

End of period	$4,316,824

Accumulated net investment income/(loss)	$—

Share Transactions:
Shares issued	417,716
Dividends reinvested	186
Shares redeemed	(2,992)

Change in shares	414,910

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the period indicated)

October 23,
2009 to
December 31,
2009(a)

Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	— (b)
Net Realized and Unrealized Gains/(Losses) on Investments	0.40

Total from Investment Activities	0.40

Dividends to Shareholders From:
Net Investment Income	— (b)

Total Dividends	— (b)

Net Asset Value, End of Period	$10.40

Total Return(c) (d)	4.05%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$4,317
Net Investment Income/(Loss)(e)	0.03%
Expenses Before Reductions(e) (f)	1.68%
Expenses Net of Reductions(e)	1.20%
Portfolio Turnover Rate(d)	16.82%

(a)	Period from commencement of operations.

(b)	Amount less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Growth Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL OCC Growth Fund (the “Fund”), which commenced operations on October 23, 2009. The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the period ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The Fund did not enter into any derivative instruments during the period. The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. During the period ended December 31, 2009, the Fund did not enter into any foreign currency exchange contracts.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses, futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. During the period ended December 31, 2009, the Fund did not enter into any futures contracts.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective October 26, 2009 between the Manager and Oppenheimer Capital LLC (“Oppenheimer Capital”), Oppenheimer Capital provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.20%.

For the period ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL OCC Growth Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.65%. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

Expires
12/31/2012
AZL OCC Growth Fund	$2,609

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the period ended December 31, 2009, $16 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Domestic+	$3,491,686	$—	$3,491,686
Common Stocks — Foreign(a)+	370,975	—	370,975
Convertible Preferred Stocks	31,332	—	31,332
Investment Company	397,191	—	397,191

Total Investment Securities	$4,291,184	$—	$4,291,184

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

5. Security Purchases and Sales

For the period ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL OCC Growth Fund	$4,270,515	$526,452

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

The tax character of dividends paid to shareholders during the period ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL OCC Growth Fund	$1,949	$—	$1,949

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis was as follows:

	Undistributed			Total
	Ordinary	Accumulated	Unrealized	Accumulated
	Income	Earnings	Appreciation(b)	Earnings
AZL OCC Growth Fund	$32,396	$32,396	$117,529	$149,925

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL OCC Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period October 23, 2009 to December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the period October 23, 2009 to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the period ended December 31, 2009, 20.54% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Growth Fund
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624- 0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

21

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

22

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

23

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

25

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

26

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® OCC Opportunity Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® OCC Opportunity Fund
Allianz Investment Management LLC serves as the Manager for the AZL® OCC Opportunity Fund and Oppenheimer Capital LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2009?
For the 12-month period ended December 31, 2009, the AZL® OCC Opportunity Fund had a return of 58.11%1. That compared to a 34.47% total return for its benchmark, the Russell 2000® Growth Index2.
The stock market declined at the beginning of the year, then posted strong gains off its March 9 low point. Growth stocks outperformed value shares by a wide margin, boosting the absolute return of this growth-oriented Fund.
The Fund significantly outperformed its benchmark during this period, primarily as a result of stock selection in the technology, industrials, consumer discretionary and energy sectors. In particular, relative return benefited from positions in shares of an online provider of small business marketing products and services, a marine fuel logistics company, an operator of athletic and recreation facilities and an independent oil and gas company. An overweight position in energy also helped the Fund beat its index, as did an underweight stake in the health care sector.*
Selection in the consumer staples sector reduced the Fund’s relative gain. An overweight position in industrials and a smaller-than-benchmark weighting in technology also decreased the Fund’s relative return.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[2]	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® OCC Opportunity Fund Review
Fund Objective
The Fund’s investment objective is capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invest at least 65% of its assets in common stocks of growth companies with market capitalizations of less than $2 billion at the time of investment.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/02)

AZL® OCC Opportunity Fund	58.11%	-3.10%	1.32%	5.50%

Russell 2000® Growth Index	34.47%	-4.00%	0.87%	3.40%

Expense Ratio

Gross	1.25%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 2000® Growth Index, an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.
The hypothetical $10,000 investment for the Russell 2000® Growth Index is calculated from 4/30/02.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL OCC Opportunity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL OCC Opportunity Fund	$1,000.00	$1,209.70	$6.13	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL OCC Opportunity Fund	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL OCC Opportunity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Aerospace & Defense	1.0%
Air Freight & Logistics	1.6
Airlines	2.8
Auto Components	0.9
Chemicals	0.8
Commercial Services & Supplies	9.8
Diversified Financial Services	1.4
Electric Utilities	0.9
Electronic Equipment Instruments & Components	1.0
Food Products	1.7
Health Care Equipment & Supplies	6.0
Health Care Providers & Services	2.4
Health Care Technology	1.3
Hotels, Restaurants & Leisure	6.7
Household Durables	1.5
Internet Software & Services	3.0
IT Services	1.6
Machinery	1.7
Oil, Gas & Consumable Fuels	11.4
Pharmaceuticals	10.7
Road & Rail	3.2
Semiconductors & Semiconductor Equipment	10.9
Software	7.6
Specialty Retail	2.7
Textiles, Apparel & Luxury Goods	2.2
Thrifts & Mortgage Finance	2.3
Transportation Infrastructure	2.3
Investment Company	1.3

100.7%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Common Stocks (99.4%):
Aerospace & Defense (1.0%):

54,355	Aerovironment, Inc.*	$1,580,643

Air Freight & Logistics (1.6%):

65,099	Atlas Air Worldwide Holdings, Inc.*	2,424,938

Airlines (2.8%):

574,513	AirTran Holdings, Inc.*	2,998,958
21,561	Copa Holdings SA, Class A	1,174,428

		4,173,386

Auto Components (0.9%):

76,146	Federal-Mogul Corp.*	1,317,326

Chemicals (0.8%):

43,024	Intrepid Potash, Inc.*	1,255,010

Commercial Services & Supplies (9.8%):

348,115	AerCap Holdings NV*	3,153,922
114,624	American Public Education*	3,938,481
59,859	Corporate Executive Board Co.	1,365,982
66,075	FTI Consulting, Inc.*	3,116,097
339,214	Innerworkings, Inc.*	2,001,363
74,675	Monster Worldwide, Inc.*	1,299,345

		14,875,190

Diversified Financial Services (1.4%):

26,321	Greenhill & Co., Inc.	2,111,997

Electric Utilities (0.9%):

44,775	EnerNOC, Inc.*	1,360,712

Electronic Equipment Instruments & Components (1.0%):

44,702	DTS, Inc.*	1,529,255

Food Products (1.7%):

441,987	Smart Balance, Inc.*	2,651,922

Health Care Equipment & Supplies (6.0%):

52,804	Abaxis, Inc.*	1,349,142
98,550	Masimo Corp.*	2,997,891
78,821	NuVasive, Inc.*	2,520,695
80,455	Thoratec Corp.*	2,165,849

		9,033,577

Health Care Providers & Services (2.4%):

47,100	Amedisys, Inc.*	2,287,176
39,772	IPC The Hospitalist Co.*	1,322,419

		3,609,595

Health Care Technology (1.3%):

125,788	Phase Forward, Inc.*	1,930,846

Hotels, Restaurants & Leisure (6.7%):

32,405	Buffalo Wild Wings, Inc.*	1,304,950
123,060	Life Time Finess, Inc.*	3,067,886
240,881	Orient-Express Hotel Ltd., Class A* ADR	2,442,533
236,498	Pinnacle Entertainment, Inc.*	2,123,752
110,075	Texas Roadhouse, Inc.*	1,236,142

		10,175,263

Household Durables (1.5%):

94,075	Tempur-Pedic International, Inc.*	2,222,992

Internet Software & Services (3.0%):

67,819	Archipelago Learning, Inc.*	1,403,853
145,901	Ariba, Inc.*	1,826,681
22,034	VistaPrint NV*	1,248,446

		4,478,980

IT Services (1.6%):

300,221	Sapient Corp.*	2,482,828

Machinery (1.7%):

62,225	Terex Corp.*	1,232,677
164,168	Titan International, Inc.	1,331,403

		2,564,080

Oil, Gas & Consumable Fuels (11.4%):

61,846	Comstock Resources, Inc.*	2,509,092
138,298	GMX Resources, Inc.*	1,900,215
196,325	Petrohawk Energy Corp.*	4,709,837
232,221	PetroQuest Energy, Inc.*	1,423,515
190,187	Quicksilver Resources, Inc.*	2,854,707
404,664	SandRidge Energy, Inc.*	3,815,981

		17,213,347

Pharmaceuticals (10.7%):

94,279	AMAG Pharmaceuticals, Inc.*	3,585,430
248,903	BioMarin Pharmaceutical, Inc.*	4,681,865
477,129	Cardiome Pharma Corp.*	2,123,224
606,095	Durect Corp.*	1,497,055
46,525	Par Pharmaceutical Cos., Inc.*	1,258,967
256,875	POZEN, Inc.*	1,538,681
29,050	United Therapeutics Corp.*	1,529,483

		16,214,705

Road & Rail (3.2%):

112,246	Celadon Group, Inc.*	1,217,869
36,075	Genesee & Wyoming, Inc., Class A*	1,177,488
44,075	Old Dominion Freight Line, Inc.*	1,353,103
98,376	Vitran Corp., Inc.*	1,069,347

		4,817,807

Semiconductors & Semiconductor Equipment (10.9%):

150,026	Advanced Energy Industries, Inc.*	2,262,392
54,470	Atheros Communications*	1,865,053
125,065	FormFactor, Inc.*	2,721,414
49,080	Netlogic Microsystems, Inc.*	2,270,441
434,414	Teradyne, Inc.*	4,661,262
205,395	Verigy, Ltd.*	2,643,434

		16,423,996

Software (7.6%):

25,850	Blackboard, Inc.*	1,173,332
52,750	Commvault Systems, Inc.*	1,249,647
13,341	MicroStrategy, Inc., Class A*	1,254,321

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Software, continued

122,425	NetSuite, Inc.*	$1,956,351
98,530	Rosetta Stone, Inc.*	1,768,613
76,350	SuccessFactors, Inc.*	1,265,883
55,040	Taleo Corp., Class A, Class A*	1,294,541
77,275	VanceInfo Technologies, Inc. ADR*	1,484,453

		11,447,141

Specialty Retail (2.7%):

53,781	Lululemon Athletica, Inc.*	1,618,808
104,730	Titan Machinery, Inc.*	1,208,584
71,915	Ulta Salon, Cosmetics & Fragrance, Inc.*	1,305,977

		4,133,369

Textiles, Apparel & Luxury Goods (2.2%):

145,450	Iconix Brand Group, Inc.*	1,839,942
52,800	Under Armour, Inc.*	1,439,856

		3,279,798

Thrifts & Mortgage Finance (2.3%):

613,425	MGIC Investment Corp.*	3,545,596

		Fair
Shares		Value
Transportation Infrastructure (2.3%):

126,855	Aegean Marine Petroleum Network, Inc.	$3,485,975

Total Common Stocks (Cost $131,796,326)		150,340,274

Investment Company (1.3%):
1,957,060	Dreyfus Treasury Prime Cash Management, 0.00%(a)	1,957,060

Total Investment Company (Cost $1,957,060)		1,957,060

Total Investment Securities (Cost $133,753,386)(b) — 100.7%		152,297,334
Net other assets (liabilities) — (0.7)%		(1,117,640)

Net Assets — 100.0%		$151,179,694

Percentages indicated are based on net assets as of December 31, 2009.

ADR—American Depository Receipt

*	Non-income producing security.

(a)	The rate represents the effective yield at December 31, 2009.

(b)	Cost for federal income tax purposes is $142,794,389. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$25,305,304
Unrealized depreciation	(15,802,359)

Net unrealized appreciation	$9,502,945

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage
Bermuda	2.4%
Canada	3.2
Cayman Islands	1.0
Greece	2.3
Netherlands	2.1
Panama	0.8
Singapore	1.7
United States	86.5

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Statement of Assets and Liabilities
December 31, 2009

AZL OCC
Opportunity
Fund

Assets:
Investment securities, at cost	$133,753,386

Investment securities, at value	$152,297,334
Interest and dividends receivable	815
Receivable for capital shares issued	32,432
Receivable for investments sold	728,297
Prepaid expenses	3,085

Total Assets	153,061,963

Liabilities:
Payable for investments purchased	1,699,819
Payable for capital shares redeemed	2,944
Manager fees payable	104,738
Administration fees payable	5,453
Distribution fees payable	30,805
Administrative and compliance services fees payable	3,644
Trustee fees payable	149
Other accrued liabilities	34,717

Total Liabilities	1,882,269

Net Assets	$151,179,694

Net Assets Consist of:
Capital	$177,098,257
Accumulated net investment income/(loss)	—
Accumulated net realized gains/(losses) from investment transactions	(44,462,511)
Net unrealized appreciation/(depreciation) on investments	18,543,948

Net Assets	$151,179,694

Shares of beneficial interest (unlimited number of shares authorized, no par value)	13,724,912
Net Asset Value (offering and redemption price per share)	$11.01

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL OCC
Opportunity
Fund

Investment Income:
Dividends	$326,982

Total Investment Income	326,982

Expenses:
Manager fees	1,003,793
Administration fees	56,356
Distribution fees	295,232
Custodian fees	15,971
Administrative and compliance services fees	6,243
Trustees’ fees	11,085
Professional fees	20,454
Shareholder reports	34,830
Other expenses	10,270

Total expenses before reductions	1,454,234
Less expenses paid indirectly	(172,501)

Net expenses	1,281,733

Net Investment Income/(Loss)	(954,751)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	7,147,001
Change in unrealized appreciation/depreciation on investments	45,896,618

Net Realized/Unrealized Gains/(Losses) on Investments	53,043,619

Change in Net Assets Resulting From Operations	$52,088,868

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Statements of Changes in Net Assets

	AZL OCC
	Opportunity Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$(954,751)	$(527,746)
Net realized gains/(losses) on investment transactions	7,147,001	(47,331,416)
Change in unrealized appreciation/depreciation on investments	45,896,618	(37,961,447)

Change in net assets resulting from operations	52,088,868	(85,820,609)

Dividends to Shareholders:

From net realized gains on investments	—	(16,539,046)

Change in net assets resulting from dividends to shareholders	—	(16,539,046)

Capital Transactions:

Proceeds from shares issued	46,988,369	33,132,948
Proceeds from dividends reinvested	—	16,539,046
Value of shares redeemed	(34,943,833)	(55,596,269)

Change in net assets resulting from capital transactions	12,044,536	(5,924,275)

Change in net assets	64,133,404	(108,283,930)
Net Assets:
Beginning of period	87,046,290	195,330,220

End of period	$151,179,694	$87,046,290

Accumulated net investment income/(loss)	$—	$—

Share Transactions:
Shares issued	5,307,608	3,149,014
Dividends reinvested	—	1,644,040
Shares redeemed	(4,064,986)	(5,356,524)

Change in shares	1,242,622	(563,470)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$6.97	$14.97	$15.84	$14.69	$13.98

Investment Activities:
Net Investment Income/(Loss)	(0.07)	(0.04)	(0.07)	(0.14)	(0.14)
Net Realized and Unrealized Gains/ (Losses) on Investments	4.11	(6.60)	1.49	1.80	0.85

Total from Investment Activities	4.04	(6.64)	1.42	1.66	0.71

Dividends to Shareholders From:
Net Realized Gains	—	(1.36)	(2.29)	(0.51)	—

Total Dividends	—	(1.36)	(2.29)	(0.51)	—

Net Asset Value, End of Period	$11.01	$6.97	$14.97	$15.84	$14.69

Total Return(a)	58.11%	(47.15)%	8.89%	11.68%	5.08%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$151,180	$87,046	$195,330	$158,687	$132,560
Net Investment Income/(Loss)	(0.81)%	(0.38)%	(0.47)%	(0.92)%	(1.06)%
Expenses Before Reductions(b)	1.23%	1.25%	1.21%	1.22%	1.35%
Expenses Net of Reductions	1.08%	1.06%	1.10%	1.20%	1.35%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.23%	1.25%	1.21%	1.22%	N/A
Portfolio Turnover Rate	162.87%	202.73%	183.55%	269.47%	193.67%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL OCC Opportunity Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2009

securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2009

foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The Fund did not enter into any derivative instruments during the period. The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2009

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. During the year ended December 31, 2009, the Fund did not enter into any foreign currency exchange contracts.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. During the year ended December 31, 2009, the Fund did not enter into any futures contracts.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Oppenheimer Capital LLC (“Oppenheimer Capital”), Oppenheimer Capital provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.35%.

For the year ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL OCC Opportunity Fund	0.85%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2009, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2009

entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $5,640 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL OCC Opportunity Fund
Notes to the Financial Statements, continued
December 31, 2009

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Domestic+	$129,895,704	$—	$129,895,704
Common Stocks — Foreign(a)+	20,444,570	—	20,444,570
Investment Company	1,957,060	—	1,957,060

Total Investment Securities	$152,297,334	$—	$152,297,334

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL OCC Opportunity Fund	$198,888,002	$187,195,829

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires
	12/31/2016	12/31/2017
AZL OCC Opportunity Fund	$30,720,153	$4,701,355

The tax character of dividends paid to shareholders during the year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL OCC Opportunity Fund	$10,820,773	$5,718,273	$16,539,046

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	Accumulated		Total
	Capital and	Unrealized	Accumulated
	Other Losses	Appreciation(a)	Earnings (Deficit)
AZL OCC Opportunity	$(35,421,508)	$9,502,945	$(25,918,563)
Fund

(a)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL OCC Opportunity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

20

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

21

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

22

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

24

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

25

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® S&P 500 Index Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® S&P 500 Index Fund
Allianz Investment Management LLC serves as the Manager for the AZL® S&P 500 Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2009?
Effective October 26, 2009 BlackRock Investment Management, LLC replaced The Dreyfus Corporation as the Subadviser to the AZL® S&P 500 Index Fund.
For the 12-month period ended December 31, 2009, the AZL® S&P 500 Index Fund (Class 2 Shares) returned 25.36%. That compared to a 26.46% total return for its benchmark, the S&P 500® Index1.
The Fund attempts to replicate the performance of the S&P 500® Index of large-cap U.S. stocks. The 12-month period began with U.S. stocks declining sharply. Stocks suffered amid a worsening economic environment marked by fears of a collapse of the global financial system and the potential for another Great Depression. Many investors in that environment preferred the safety of stable investments such as money market funds and Treasury bonds, rather than stocks.
Economic activity showed signs of improvement in spring, as massive global monetary and fiscal stimuli began to take effect. Investors’ financial and economic concerns decreased, and they returned to stocks beginning in early March. The S&P 500® Index appreciated by 67.80% from March through December.
The strongest performing sectors during the period included information technology, materials and consumer discretionary. The financial sector performed poorly early in the period, but rebounded strongly as the period wore on. The weakest performing sectors telecommunications services and utilities still posted positive returns for the 12-month period.
The Fund’s underperformance relative to its benchmark, the S&P 500® Index, was in part due to fees and expenses, which are associated with the Fund but not an index.

Past performance does not guarantee future results.

[1]	The Standard & Poor’s 500® Index (“S&P 500 ® Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. Investors cannot invest directly in an index.

1

AZL® S&P 500 Index Fund Review
Fund Objective
The Fund’s investment objective is to seek to match the total return of the Standard & Poor’s 500® Index (“S&P 500® Index”). This objective may be changed by the Trustees of the Fund without shareholder approval. To pursue its goal the Fund’s Subadviser normally invests in all 500 stocks in the S&P 500® Index in proportion to their weighting in the index.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund’s performance.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

	Inception		Since
	Date	1 Year	Inception

AZL® S&P 500 Index Fund (Class 1 Shares)	5/14/07	25.69%	-9.25%

AZL® S&P 500 Index Fund (Class 2 Shares)	5/1/07	25.36%	-8.88%

S&P 500® Index	5/1/07	26.46%	-8.14%

Expense Ratio

Gross (Class 1 Shares)		0.40%

Gross (Class 2 Shares)		0.65%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (e.g., cash overdraft fees) and expenses paid indirectly, of Class 1 Shares to 0.24% and Class 2 Shares to 0.49% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Standard & Poor’s 500® Index (“S&P 500® Index”), which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.
The hypothetical $10,000 investment for the S&P 500® Index is calculated from 4/30/07.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL S&P 500 Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, togetherwith the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL S&P 500 Index Fund	Class 1	$1,000.00	$1,221.20	$1.34	0.24%
	Class 2	$1,000.00	$1,219.90	$2.74	0.49%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL S&P 500 Index Fund	Class 1	$1,000.00	$1,024.00	$1.22	0.24%
	Class 2	$1,000.00	$1,022.74	$2.50	0.49%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL S&P 500 Index Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Aerospace & Defense	2.3%
Air Freight & Logistics	1.0
Airlines	0.1
Auto Components	0.2
Automobiles	0.4
Beverages	2.6
Biotechnology	1.5
Building Products	0.1
Capital Markets	2.7
Chemicals	1.9
Commercial Banks	2.7
Commercial Services & Supplies	0.6
Communications Equipment	2.8
Computers & Peripherals	5.7
Construction & Engineering	0.2
Construction Materials	0.1
Consumer Finance	0.9
Containers & Packaging	0.2
Distributors	0.1
Diversified Consumer Services	0.2
Diversified Financial Services	4.5
Diversified Telecommunication Services	2.8
Electric Utilities	2.0
Electrical Equipment	0.4
Electronic Equipment Instruments & Components	0.3
Energy Equipment & Services	1.8
Food & Staples Retailing	2.6
Food Products	1.6
Gas Utilities	0.3
Health Care Equipment & Supplies	1.9
Health Care Providers & Services	2.1
Health Care Technology	0.0
Hotels, Restaurants & Leisure	1.5
Household Durables	0.4
Household Products	2.5
Independent Power Producers & Energy Traders	0.1
Industrial Conglomerates	2.5
Insurance	2.3
Internet & Catalog Retail	0.6
Internet Software & Services	2.0
IT Services	1.2
Leisure Equipment & Products	0.1
Life Sciences Tools & Services	0.4
Machinery	1.6
Media	2.8
Metals & Mining	1.1
Multi-Utilities	1.3
Multiline Retail	0.8

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

Percent of
Investments	net assets*
Office Electronics	0.1%
Oil, Gas & Consumable Fuels	9.3
Paper & Forest Products	0.3
Personal Products	0.3
Pharmaceuticals	6.3
Real Estate Investment Trusts (REITs)	1.1
Real Estate Management & Development	0.0
Road & Rail	1.0
Semiconductors & Semiconductor Equipment	2.5
Software	4.4
Specialty Retail	1.9
Textiles, Apparel & Luxury Goods	0.5
Thrifts & Mortgage Finance	0.1
Tobacco	1.5
Trading Companies & Distributors	0.1
Wireless Telecommunication Services	0.3
Investment Company	2.4

99.9%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Common Stocks (97.5%):
Aerospace & Defense (2.3%):

51,547	Boeing Co. (The)	$2,790,239
26,757	General Dynamics Corp.	1,824,025
9,592	Goodrich Corp.	616,286
7,900	L-3 Communications Holdings, Inc.	686,905
22,967	Lockheed Martin Corp.	1,730,563
23,261	Northrop Grumman Corp.	1,299,127
9,589	Precision Castparts Corp.	1,058,146
28,208	Raytheon Co.	1,453,276
10,600	Rockwell Collins, Inc.	586,816
66,507	United Technologies Corp.	4,616,251

		16,661,634

Air Freight & Logistics (1.0%):

12,868	C.H. Robinson Worldwide, Inc.	755,738
14,400	Expeditors International of Washington, Inc.	500,112
22,775	FedEx Corp.	1,900,574
71,209	United Parcel Service, Inc., Class B	4,085,260

		7,241,684

Airline (0.1%):

49,700	Southwest Airlines Co.	568,071

Auto Components (0.2%):

16,300	Goodyear Tire & Rubber Co.*	229,830
46,715	Johnson Controls, Inc.	1,272,517

		1,502,347

Automobiles (0.4%):

231,915	Ford Motor Co.*	2,319,150
17,873	Harley-Davidson, Inc.	450,400

		2,769,550

Beverages (2.6%):

7,300	Brown-Forman Corp., Class B	391,061
164,283	Coca-Cola Co. (The)	9,364,131
21,400	Coca-Cola Enterprises, Inc.	453,680
13,400	Constellation Brands, Inc.*	213,462
17,000	Dr Pepper Snapple Group, Inc.	481,100
10,500	Molson Coors Brewing Co.	474,180
9,600	Pepsi Bottling Group, Inc. (The)	360,000
111,530	PepsiCo, Inc.	6,781,024

		18,518,638

Biotechnology (1.5%):

71,754	Amgen, Inc.*	4,059,124
21,414	Biogen, Inc.*	1,145,649
32,067	Celgene Corp.*	1,785,491
6,035	Cephalon, Inc.*	376,644
19,773	Genzyme Corp.*	969,075
64,751	Gilead Sciences, Inc.*	2,802,423

		11,138,406

Building Products (0.1%):

8,800	Fastenal Co.	366,432
24,100	Masco Corp.	332,821

		699,253

Capital Markets (2.7%):

17,321	Ameriprise Financial, Inc.	672,401
83,640	Bank of New York Mellon Corp.	2,339,411
65,610	Charles Schwab Corp.	1,234,780
123,997	E*TRADE Financial Corp.*	216,995
5,900	Federated Investors, Inc.	162,250
10,302	Franklin Resources, Inc.	1,085,316
36,440	Goldman Sachs Group, Inc.	6,152,529
31,480	Invesco, Ltd.	739,465
12,200	Janus Capital Group, Inc.	164,090
10,700	Legg Mason, Inc.	322,712
95,116	Morgan Stanley	2,815,434
18,290	Northern Trust Corp.	958,396
34,638	State Street Corp.	1,508,138
19,144	T. Rowe Price Group, Inc.	1,019,418

		19,391,335

Chemicals (1.9%):

15,694	Air Products & Chemicals, Inc.	1,272,156
5,500	Airgas, Inc.	261,800
3,300	CF Industries Holdings, Inc.	299,574
80,621	Dow Chemical Co. (The)	2,227,558
65,766	E.I. du Pont de Nemours & Co.	2,214,341
5,785	Eastman Chemical Co.	348,488
15,900	Ecolab, Inc.	708,981
4,900	FMC Corp.	273,224
5,300	International Flavor & Fragrances, Inc.	218,042
38,642	Monsanto Co.	3,158,984
11,200	PPG Industries, Inc.	655,648
21,330	Praxair, Inc.	1,713,012
8,200	Sigma Aldrich Corp.	414,346

		13,766,154

Commercial Banks (2.7%):

47,370	BB&T Corp.	1,201,777
10,200	Comerica, Inc.	301,614
59,795	Fifth Third Bancorp	583,001
15,022	First Horizon National Corp.*	201,295
59,081	Huntington Bancshares, Inc.	215,646
59,500	KeyCorp	330,225
5,500	M&T Bank Corp.	367,895
31,059	Marshall & Ilsley Corp.	169,271
32,700	PNC Financial Services Group, Inc.	1,726,233
90,374	Regions Financial Corp.	478,078

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Commercial Banks, continued

36,971	SunTrust Banks, Inc.	$750,142
136,909	U.S. Bancorp.	3,081,822
362,386	Wells Fargo & Co.	9,780,798
11,157	Zions Bancorp.	143,144

		19,330,941

Commercial Services & Supplies (0.6%):

7,600	Avery Dennison Corp.	277,324
8,700	Cintas Corp.	226,635
8,500	Equifax, Inc.	262,565
12,000	Iron Mountain, Inc.*	273,120
8,500	Monster Worldwide, Inc.*	147,900
13,900	Pitney Bowes, Inc.	316,364
16,159	R.R. Donnelley & Sons Co.	359,861
21,800	Republic Services, Inc.	617,158
10,100	Robert Half International, Inc.	269,973
19,124	SAIC, Inc.*	362,208
5,700	Stericycle, Inc.*	314,469
33,601	Waste Management, Inc.	1,136,050

		4,563,627

Communications Equipment (2.8%):

407,907	Cisco Systems, Inc.*	9,765,294
108,371	Corning, Inc.	2,092,644
8,700	Harris Corp.	413,685
14,700	JDS Uniphase Corp.*	121,275
38,552	Juniper Networks, Inc.*	1,028,182
163,761	Motorola, Inc.*	1,270,785
118,409	QUALCOMM, Inc.	5,477,600
26,900	Tellabs, Inc.*	152,792

		20,322,257

Computers & Peripherals (5.7%):

63,884	Apple, Inc.*	13,470,580
119,661	Dell, Inc.*	1,718,332
141,819	EMC Corp.*	2,477,578
168,112	Hewlett-Packard Co.	8,659,449
93,167	International Business Machines Corp.	12,195,560
6,780	Lexmark International, Inc.*	176,145
25,112	NetApp, Inc.*	863,602
10,077	QLogic Corp.*	190,153
17,496	SanDisk Corp.*	507,209
16,774	Western Digital Corp.*	740,572

		40,999,180

Construction & Engineering (0.2%):

13,567	Fluor Corp.	611,058
8,400	Jacobs Engineering Group, Inc.*	315,924
21,400	Pulte Homes, Inc.*	214,000
14,100	Quanta Services, Inc.*	293,844

		1,434,826

Construction Materials (0.1%):

8,400	Vulcan Materials Co.	442,428

Consumer Finance (0.9%):

84,304	American Express Co.	3,415,998
31,300	SLM Corp.*	352,751
31,323	Visa, Inc., Class A	2,739,510

		6,508,259

Containers & Packaging (0.2%):

6,400	Ball Corp.	330,880
7,200	Bemis Co., Inc.	213,480
11,300	Owens-Illinois, Inc.*	371,431
9,000	Pactiv Corp.*	217,260
10,800	Sealed Air Corp.	236,088

		1,369,139

Distributors (0.1%):

10,800	Genuine Parts Co.	409,968

Diversified Consumer Services (0.2%):

9,810	Apollo Group, Inc., Class A*	594,290
4,200	DeVry, Inc.	238,266
22,600	H&R Block, Inc.	511,212

		1,343,768

Diversified Financial Services (4.5%):

704,613	Bank of America Corp.+	10,611,472
32,758	Capital One Financial Corp.	1,255,942
1,382,613	Citigroup, Inc.	4,576,449
4,864	CME Group, Inc.	1,634,061
36,306	Discover Financial Services	534,061
19,600	HCP, Inc.	598,584
5,490	Intercontinental Exchange, Inc.*	616,527
279,430	JPMorgan Chase & Co.	11,643,848
12,800	Leucadia National Corp.*	304,512
15,105	Moody’s Corp.	404,814
9,500	NASDAQ OMX Group, Inc. (The)*	188,290
17,500	NYSE Euronext	442,750

		32,811,310

Diversified Telecommunication Services (2.8%):

418,401	AT&T, Inc.	11,727,780
19,900	CenturyTel, Inc.	720,579
21,100	Frontier Communications Corp.	164,791
99,700	Qwest Communications International, Inc.	419,737
201,436	Verizon Communications, Inc.	6,673,575
29,300	Windstream Corp.	322,007

		20,028,469

Electric Utilities (2.0%):

11,400	Allegheny Energy, Inc.	267,672
35,479	American Electric Power Co., Inc.	1,234,314

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Electric Utilities, continued

95,718	Duke Energy Corp.	$1,647,307
21,800	Edison International	758,204
13,349	Entergy Corp.	1,092,482
47,841	Exelon Corp.	2,337,990
20,611	FirstEnergy Corp.	957,381
30,302	FPL Group, Inc.	1,600,552
11,900	Northeast Utilities	306,901
14,900	Pepco Holdings, Inc.	251,065
8,647	Pinnacle West Capital Corp.	316,307
25,216	PPL Corp.	814,729
20,663	Progress Energy, Inc.	847,389
58,372	Southern Co.	1,944,955

		14,377,248

Electrical Equipment (0.4%):

52,506	Emerson Electric Co.	2,236,756
3,310	First Solar, Inc.*	448,174
9,500	Rockwell International Corp.	446,310

		3,131,240

Electronic Equipment Instruments & Components (0.3%):

23,300	Agilent Technologies, Inc.*	723,931
11,500	Amphenol Corp., Class A	531,070
10,100	FLIR Systems, Inc.*	330,472
12,400	Jabil Circuit, Inc.	215,388
9,200	Molex, Inc.	198,260
6,400	Roper Industries, Inc.	335,168

		2,334,289

Energy Equipment & Services (1.8%):

21,233	Baker Hughes, Inc.	859,512
19,700	BJ Services Co.	366,420
16,500	Cameron International Corp.*	689,700
5,500	Diamond Offshore Drilling, Inc.	541,310
8,300	FMC Technologies, Inc.*	480,072
62,315	Halliburton Co.	1,875,058
21,800	Nabors Industries, Ltd.*	477,202
29,648	National-Oilwell Varco, Inc.	1,307,180
9,505	Rowan Cos., Inc.*	215,193
85,155	Schlumberger, Ltd.	5,542,739
18,993	Smith International, Inc.	516,040

		12,870,426

Food & Staples Retailing (2.6%):

30,253	Costco Wholesale Corp.	1,790,070
100,045	CVS Caremark Corp.	3,222,449
48,784	Kroger Co. (The)	1,001,535
31,192	Safeway, Inc.	664,078
17,135	Supervalu, Inc.	217,786
43,979	SYSCO Corp.	1,228,773
151,308	Wal-Mart Stores, Inc.	8,087,413
69,794	Walgreen Co.	2,562,836
9,500	Whole Foods Market, Inc.*	260,775

		19,035,715

Food Products (1.6%):

47,217	Archer-Daniels Midland Co.	1,478,364
12,900	Campbell Soup Co.	436,020
32,490	ConAgra Foods, Inc.	748,895
14,870	Dean Foods Co.*	268,255
23,986	General Mills, Inc.	1,698,449
21,290	H.J. Heinz Co.	910,360
11,200	Hershey Co.	400,848
4,600	Hormel Foods Corp.	176,870
8,000	J.M. Smucker Co. (The)	494,000
17,366	Kellogg Co.	923,871
105,617	Kraft Foods, Inc., Class A	2,870,670
8,700	McCormick & Co.	314,331
46,700	Sara Lee Corp.	568,806
20,600	Tyson Foods, Inc., Class A	252,762

		11,542,501

Gas Utilities (0.3%):

8,700	EQT Corp.	382,104
3,000	NICOR, Inc.	126,300
11,644	Noble Energy, Inc.	829,286
11,700	Questar Corp.	486,369

		1,824,059

Health Care Equipment & Supplies (1.9%):

7,534	Bard (C.R.), Inc.	586,898
41,832	Baxter International, Inc.	2,454,702
17,536	Becton Dickinson & Co.	1,382,889
110,829	Boston Scientific Corp.*	997,461
12,000	CareFusion Corp.*	300,120
10,000	DENTSPLY International, Inc.	351,700
10,900	Hospira, Inc.*	555,900
2,600	Intuitive Surgical, Inc.*	788,632
78,490	Medtronic, Inc.	3,451,990
24,915	St. Jude Medical, Inc.*	916,374
19,189	Stryker Corp.	966,550
8,300	Varian Medical Systems, Inc.*	388,855
14,554	Zimmer Holdings, Inc.*	860,287

		14,002,358

Health Care Providers & Services (2.1%):

32,094	Aetna, Inc.	1,017,380
22,225	Amerisource Bergen Corp.	579,406
26,972	Cardinal Health, Inc.	869,577
20,431	CIGNA Corp.	720,601
10,000	Coventry Health Care, Inc.*	242,900
7,000	DaVita, Inc.*	411,180
19,239	Express Scripts, Inc.*	1,663,212
12,975	Humana, Inc.*	569,473
8,254	Laboratory Corp. of America Holdings*	617,729

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Health Care Providers & Services, continued

19,730	McKesson HBOC, Inc.	$1,233,125
33,153	Medco Health Solutions, Inc.*	2,118,808
6,200	Patterson Companies, Inc.*	173,476
10,400	Quest Diagnostics, Inc.	627,952
29,500	Tenet Healthcare Corp.*	159,005
82,390	UnitedHealth Group, Inc.	2,511,247
32,474	WellPoint, Inc.*	1,892,910

		15,407,981

Health Care Technology (0.0%):

14,500	IMS Health, Inc.	305,370

Hotels, Restaurants & Leisure (1.5%):

29,953	Carnival Corp.*	949,211
11,410	Darden Restaurants, Inc.	400,149
20,000	International Game Technology	375,400
19,541	Marriott International, Inc., Class A	532,492
76,505	McDonald’s Corp.	4,776,972
51,925	Starbucks Corp.*	1,197,391
14,272	Starwood Hotels & Resorts Worldwide, Inc.	521,927
12,000	Wyndham Worldwide Corp.	242,040
5,432	Wynn Resorts, Ltd.	316,305
34,792	Yum! Brands, Inc.	1,216,676

		10,528,563

Household Durables (0.4%):

4,000	Black & Decker Corp.	259,320
22,456	D. R. Horton, Inc.	244,097
10,000	Fortune Brands, Inc.	432,000
4,700	Harman International Industries, Inc.	165,816
10,200	Leggett & Platt, Inc.	208,080
13,356	Lennar Corp.	170,556
18,800	Newell Rubbermaid, Inc.	282,188
3,800	Snap-On, Inc.	160,588
5,300	Stanley Works (The)	273,003
5,697	Whirlpool Corp.	459,520

		2,655,168

Household Products (2.5%):

10,824	Clorox Co. (The)	660,264
35,690	Colgate-Palmolive Co.	2,931,934
30,287	Kimberly-Clark Corp.	1,929,585
207,180	Procter & Gamble Co. (The)	12,561,323

		18,083,106

Independent Power Producers & Energy Traders (0.1%):

45,200	AES Corp. (The)*	601,612
13,500	Constellation Energy Group, Inc.	474,795

		1,076,407

Industrial Conglomerates (2.5%):

50,200	3M Co.	4,150,034
754,907	General Electric Co.	11,421,743
52,701	Honeywell International, Inc.	2,065,879
20,939	Textron, Inc.	393,863

		18,031,519

Insurance (2.3%):

32,514	AFLAC, Inc.	1,503,772
37,012	Allstate Corp. (The)	1,111,840
10,409	American International Group, Inc.*	312,062
18,414	Aon Corp.	705,993
8,100	Assurant, Inc.	238,788
24,009	Chubb Corp. (The)	1,180,763
10,900	Cincinnati Financial Corp.	286,016
37,244	Genworth Financial, Inc.*	422,719
28,587	Hartford Financial Services Group, Inc.	664,934
20,600	Lincoln National Corp.	512,528
24,550	Loews Corp.	892,393
35,695	Marsh & McLennan Cos., Inc.	788,146
56,710	MetLife, Inc.	2,004,698
21,700	Principal Financial Group, Inc.	521,668
45,649	Progressive Corp. (The)*	821,226
32,475	Prudential Financial, Inc.	1,615,956
5,500	Torchmark Corp.	241,725
39,868	Travelers Cos., Inc. (The)	1,987,818
22,400	UnumProvident Corp.	437,248
23,200	XL Capital, Ltd., Class A	425,256

		16,675,549

Internet & Catalog Retail (0.6%):

23,610	Amazon.com, Inc.*	3,176,017
16,263	Expedia, Inc.*	418,122
3,100	Priceline.com, Inc.*	677,350

		4,271,489

Internet Software & Services (2.0%):

13,426	Akamai Technologies, Inc.*	340,081
1	AOL, Inc.*	15
78,010	eBay, Inc.*	1,836,355
17,090	Google, Inc., Class A*	10,595,458
14,321	VeriSign, Inc.*	347,141
82,682	Yahoo!, Inc.*	1,387,404

		14,506,454

IT Services (1.2%):

6,600	Affiliated Computer Services, Inc., Class A*	393,954
37,113	Automatic Data Processing, Inc.	1,589,179
21,777	Cognizant Technology Solutions Corp., Class A*	986,498
10,100	Computer Sciences Corp.*	581,053
3,600	Dun & Bradstreet Corp.	303,732

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
IT Services, continued

21,377	Fidelity National Information Services, Inc.	$501,077
10,200	Fiserv, Inc.*	494,496
6,870	MasterCard, Inc., Class A	1,758,582
21,500	Paychex, Inc.	658,760
13,100	Total System Services, Inc.	226,237
48,373	Western Union Co.	911,831

		8,405,399

Leisure Equipment & Products (0.1%):

18,300	Eastman Kodak Co.*	77,226
10,576	Hasbro, Inc.	339,066
24,300	Mattel, Inc.	485,514

		901,806

Life Sciences Tools & Services (0.4%):

11,700	Life Technologies Corp.*	611,091
3,700	Millipore Corp.*	267,695
7,900	PerkinElmer, Inc.	162,661
29,927	Thermo Fisher Scientific, Inc.*	1,427,219
6,500	Waters Corp.*	402,740

		2,871,406

Machinery (1.6%):

43,476	Caterpillar, Inc.	2,477,697
15,222	Cummins, Inc.	698,081
19,177	Danaher Corp.	1,442,110
30,790	Deere & Co.	1,665,431
12,600	Dover Corp.	524,286
12,633	Eaton Corp.	803,712
3,700	Flowserve Corp.	349,761
28,529	Illinois Tool Works, Inc.	1,369,107
14,057	ITT Industries, Inc.	699,195
24,972	PACCAR, Inc.	905,734
8,000	Pall Corp.	289,600
12,334	Parker Hannifin Corp.	664,556

		11,889,270

Media (2.8%):

49,522	CBS Corp.	695,784
202,429	Comcast Corp., Class A	3,412,953
66,439	DIRECTV Group, Inc. (The), Class A*	2,215,741
19,046	Gannett Co., Inc.	282,833
32,800	Interpublic Group of Cos., Inc. (The)*	242,064
23,417	McGraw-Hill Cos., Inc. (The)	784,704
2,400	Meredith Corp.	74,040
11,417	New York Times Co., Class A*	141,114
157,616	News Corp.	2,157,763
22,299	Omnicom Group, Inc.	873,006
6,000	Scripps Networks Interactive, Class A	249,000
24,153	Time Warner Cable, Inc.	999,693
83,376	Time Warner, Inc.	2,429,576
41,929	Viacom, Inc., Class B*	1,246,549
137,184	Walt Disney Co. (The)	4,424,184
430	Washington Post Co. (The), Class B	189,028

		20,418,032

Metals & Mining (1.1%):

9,381	AK Steel Holding Corp.	200,284
66,581	Alcoa, Inc.	1,073,286
6,700	Allegheny Technologies, Inc.	299,959
8,556	Cliffs Natural Resources, Inc.	394,346
30,036	Freeport-McMoRan Copper & Gold, Inc., Class B*	2,411,590
33,582	Newmont Mining Corp.	1,588,764
23,378	Nucor Corp.	1,090,584
5,600	Titanium Metals Corp.*	70,112
10,423	United States Steel Corp.	574,516

		7,703,441

Multi-Utilities (1.3%):

15,700	Ameren Corp.	438,815
26,000	Centerpoint Energy, Inc.	377,260
19,902	CMS Energy Corp.	311,665
18,707	Consolidated Edison, Inc.	849,859
41,151	Dominion Resources, Inc.	1,601,597
11,000	DTE Energy Co.	479,490
5,100	Integrys Energy Group, Inc.	214,149
23,150	NiSource, Inc.	356,047
25,286	PG&E Corp.	1,129,020
37,532	Public Service Enterprise Group, Inc.	1,247,939
9,354	SCANA Corp.	352,459
16,537	Sempra Energy	925,741
14,300	TECO Energy, Inc.	231,946
7,900	Wisconsin Energy Corp.	393,657
30,700	Xcel Energy, Inc.	651,761

		9,561,405

Multiline Retail (0.8%):

5,500	Big Lots, Inc.*	159,390
11,322	Family Dollar Stores, Inc.	315,091
17,878	J.C. Penney Co., Inc.	475,734
22,641	Kohl’s Corp.*	1,221,029
31,775	Macy’s, Inc.	532,549
12,655	Nordstrom, Inc.	475,575
3,300	Sears Holdings Corp.*	275,385
52,269	Target Corp.	2,528,251

		5,983,004

Office Electronics (0.1%):

58,500	Xerox Corp.	494,910

Oil, Gas & Consumable Fuels (9.3%):

34,139	Anadarko Petroleum Corp.	2,130,956
23,271	Apache Corp.	2,400,869

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued

7,000	Cabot Oil & Gas Corp.	$305,130
44,488	Chesapeake Energy Corp.	1,151,349
142,232	Chevron Corp.	10,950,442
105,221	ConocoPhillips	5,373,636
13,655	Consol Energy, Inc.	680,019
16,800	Denbury Resources, Inc.*	248,640
31,126	Devon Energy Corp.	2,287,761
47,300	El Paso Corp.	464,959
18,465	EOG Resources, Inc.	1,796,645
337,388	Exxon Mobil Corp.	23,006,488
21,514	Hess Corp.	1,301,597
49,126	Marathon Oil Corp.	1,533,714
6,926	Massey Energy Co.	290,961
12,890	Murphy Oil Corp.	698,638
57,574	Occidental Petroleum Corp.	4,683,645
19,779	Peabody Energy Corp.	894,209
9,012	Pioneer Natural Resources Co.	434,108
12,131	Range Resources Corp.	604,730
25,457	Southwestern Energy Co.*	1,227,027
43,771	Spectra Energy Corp.	897,743
9,400	Sunoco, Inc.	245,340
12,096	Tesoro Corp.	163,901
41,950	Valero Energy Corp.	702,663
39,410	Williams Cos., Inc. (The)	830,763
41,783	XTO Energy, Inc.	1,944,163

		67,250,096

Paper & Forest Products (0.3%):

29,645	International Paper Co.	793,893
13,695	MeadWestvaco Corp.	392,088
14,200	Weyerhaeuser Co.	612,588

		1,798,569

Personal Products (0.3%):

31,736	Avon Products, Inc.	999,684
8,000	Estee Lauder Co., Inc. (The), Class A	386,880
13,590	Mead Johnson Nutrition Co., Class A	593,883

		1,980,447

Pharmaceuticals (6.3%):

109,687	Abbott Laboratories	5,922,001
21,235	Allergan, Inc.	1,338,017
121,945	Bristol-Myers Squibb Co.	3,079,111
70,213	Eli Lilly & Co.	2,507,306
20,300	Forest Laboratories, Inc.*	651,833
195,622	Johnson & Johnson Co.	12,600,013
16,700	King Pharmaceuticals, Inc.*	204,909
216,538	Merck & Co., Inc.	7,912,299
23,681	Mylan, Inc.*	436,441
572,190	Pfizer, Inc.	10,408,136
7,100	Watson Pharmaceuticals, Inc.*	281,231

		45,341,297

Real Estate Investment Trusts (REITs) (1.1%):

7,900	Apartment Investment & Management Co., Class A	125,768
6,365	Avalonbay Communities, Inc.	522,630
9,400	Boston Properties, Inc.	630,458
18,300	Equity Residential Property Trust	618,174
9,722	Health Care REIT, Inc.	430,879
42,159	Host Hotels & Resorts, Inc.	491,994
25,824	Kimco Realty Corp.	349,399
13,051	Plum Creek Timber Co., Inc.	492,806
31,120	ProLogis Trust	426,033
10,339	Public Storage, Inc.	842,112
21,058	Simon Property Group, Inc.	1,680,422
10,500	Ventas, Inc.	459,270
10,630	Vornado Realty Trust	743,491

		7,813,436

Real Estate Management & Development (0.0%):

16,561	CB Richard Ellis Group, Inc.*	224,733

Road & Rail (1.0%):

18,220	Burlington Northern Santa Fe Corp.	1,796,856
28,937	CSX Corp.	1,403,155
27,154	Norfolk Southern Corp.	1,423,413
3,700	Ryder System, Inc.	152,329
36,679	Union Pacific Corp.	2,343,788

		7,119,541

Semiconductors & Semiconductor Equipment (2.5%):

38,000	Advanced Micro Devices, Inc.*	367,840
23,408	Altera Corp.	529,723
19,600	Analog Devices, Inc.	618,968
91,427	Applied Materials, Inc.	1,274,493
29,418	Broadcom Corp., Class A*	925,196
391,528	Intel Corp.	7,987,171
13,364	KLA-Tencor Corp.	483,242
17,707	Linear Technology Corp.	540,772
43,900	LSI Logic Corp.*	263,839
15,300	MEMC Electronic Materials, Inc.*	208,386
12,200	Microchip Technology, Inc.	354,532
57,000	Micron Technology, Inc.*	601,920
19,727	National Semiconductor Corp.	303,007
8,717	Novellus Systems, Inc.*	203,455
41,572	NVIDIA Corp.*	776,565
11,800	Teradyne, Inc.*	126,614
86,638	Texas Instruments, Inc.	2,257,786
21,906	Xilinx, Inc.	548,964

		18,372,473

Software (4.4%):

36,387	Adobe Systems, Inc.*	1,338,314
15,400	Autodesk, Inc.*	391,314

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Software, continued

12,400	BMC Software, Inc.*	$497,240
27,300	CA, Inc.	613,158
14,229	Citrix Systems, Inc.*	592,069
15,600	Compuware Corp.*	112,788
24,870	Electronic Arts, Inc.*	441,442
24,314	Intuit, Inc.*	746,683
10,600	McAfee, Inc.*	430,042
547,728	Microsoft Corp.	16,700,227
23,400	Novell, Inc.*	97,110
277,232	Oracle Corp.	6,803,273
12,600	Red Hat, Inc.*	389,340
7,276	Salesforce.com, Inc.*	536,751
50,500	Sun Microsystems, Inc.*	473,185
59,980	Symantec Corp.*	1,073,042
11,500	Teradata Corp.*	361,445

		31,597,423

Specialty Retail (1.9%):

7,161	Abercrombie & Fitch Co., Class A	249,561
6,400	AutoNation, Inc.*	122,560
2,449	AutoZone, Inc.*	387,113
19,926	Bed Bath & Beyond, Inc.*	769,741
23,188	Best Buy Co., Inc.	914,998
13,063	GameStop Corp., Class A*	286,602
35,634	Gap, Inc. (The)	746,532
120,536	Home Depot, Inc.	3,487,107
17,900	Limited Brands, Inc.	344,396
102,380	Lowe’s Cos., Inc.	2,394,668
10,919	O’Reilly Automotive, Inc.*	416,232
18,700	Office Depot, Inc.*	120,615
10,539	RadioShack Corp.	205,511
7,897	Ross Stores, Inc.	337,281
7,631	Sherwin Williams Co.	470,451
49,454	Staples, Inc.	1,216,074
8,960	Tiffany & Co.	385,280
31,052	TJX Cos., Inc.	1,134,951

		13,989,673

Textiles, Apparel & Luxury Goods (0.5%):

23,491	Coach, Inc.	858,126
27,056	Nike, Inc., Class B	1,787,590
3,800	Polo Ralph Lauren Corp.	307,724
6,000	V.F. Corp.	439,440

		3,392,880

Thrifts & Mortgage Finance (0.1%):

37,246	Hudson City Bancorp, Inc.	511,387
23,300	People’s United Financial, Inc.	389,110

		900,497

Tobacco (1.5%):

146,912	Altria Group, Inc.	2,883,883
12,120	Lorillard, Inc.	972,388
135,071	Philip Morris International, Inc.	6,509,071
11,400	Reynolds American, Inc.	603,858

		10,969,200

Trading Companies & Distributors (0.1%):

5,020	W.W. Grainger, Inc.	486,087

Wireless Telecommunication Services (0.3%):

27,105	American Tower Corp., Class A*	1,171,207
17,700	MetroPCS Communications, Inc.*	135,051
201,828	Sprint Nextel Corp.*	738,690

		2,044,948

Total Common Stocks (Cost $636,493,909)		703,990,659

Investment Company (2.4%):
17,538,044	Dreyfus Treasury Prime Cash Management, 0.00%(a)	17,538,044

Total Investment Company (Cost $17,538,044)		17,538,044

Total Investment Securities (Cost $654,031,953)(b) — 99.9%		721,528,703
Net other assets (liabilities) — 0.1%		381,485

Net Assets — 100.0%		$721,910,188

Percentages indicated are based on net assets as of December 31, 2009.

*	Non-income producing security.

+	All or a portion of the investment securities are segregated for futures contracts. The fair value of these securities is $2,108,400.

REIT—Real Estate Investment Trust

(a)	The rate presented represents the effective yield at December 31, 2009.

continued

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

(b)	Cost for federal income tax purposes is $682,537,123. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$79,748,308
Unrealized depreciation	(40,756,728)

Net unrealized appreciation	$38,991,580

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage

Bermuda	0.1%
Cayman Islands	0.1
Netherlands	0.8
Panama	0.1
United States	98.9

100.0%

Futures Contracts

Securities with an aggregate fair value of $2,108,400 has been segregated to cover margin requirements for the following open contracts as of December 31, 2009:

					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/10	327	$18,026,319	$133,626

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Statement of Assets and Liabilities
December 31, 2009

AZL S&P
500 Index
Fund

Assets:
Investment securities, at cost	$654,031,953

Investment securities, at value	$721,528,703
Interest and dividends receivable	945,436
Foreign currency, at value (cost $2,150)	2,150
Receivable for capital shares issued	218,338
Prepaid expenses	10,842

Total Assets	722,705,469

Liabilities:
Payable for investments purchased	132,225
Payable for capital shares redeemed	67,543
Payable for variation margin on futures contracts	185,196
Manager fees payable	84,056
Administration fees payable	26,331
Distribution fees payable	149,213
Administrative and compliance services fees payable	17,401
Trustee fees payable	872
Other accrued liabilities	132,444

Total Liabilities	795,281

Net Assets	$721,910,188

Net Assets Consist of:
Capital	$777,423,090
Accumulated net investment income/(loss)	7,521,333
Accumulated net realized gains/(losses) from investment transactions	(130,664,611)
Net unrealized appreciation/(depreciation) on investments	67,630,376

Net Assets	$721,910,188

Class 1
Net Assets	$14,461,704
Shares of beneficial interest (unlimited number of shares authorized, no par value)	1,875,101
Class 1 — Net Asset Value (offering and redemption price per share)	$7.71

Class 2
Net Assets	$707,448,484
Shares of beneficial interest (unlimited number of shares authorized, no par value)	92,064,545
Class 2 — Net Asset Value (offering and redemption price per share)	$7.68

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL S&P
500 Index
Fund

Investment Income:
Interest	$2,163
Dividends	9,504,773

Total Investment Income	9,506,936

Expenses:
Manager fees	711,803
Administration fees	195,141
Distribution fees — Class 2	1,017,048
Custodian fees	25,418
Administrative and compliance services fees	25,059
Trustees’ fees	35,647
Professional fees	95,093
Shareholder reports	47,049
Licensing fees	57,443
Other expenses	34,176

Total expenses before reductions	2,243,877
Less expenses contractually waived/reimbursed by the Manager	(222,765)

Net expenses	2,021,112

Net Investment Income/(Loss)	7,485,824

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	3,842,882
Net realized gains/(losses) on futures transactions	2,268,976
Change in unrealized appreciation/depreciation on investments	101,915,204

Net Realized/Unrealized Gains/(Losses) on Investments	108,027,062

Change in Net Assets Resulting From Operations	$115,512,886

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Statements of Changes in Net Assets

	AZL S&P 500 Index Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$7,485,824	$1,853,176
Net realized gains/(losses) on investment transactions	6,111,858	(28,914,279)
Change in unrealized appreciation/depreciation on investments	101,915,204	(48,613,597)

Change in net assets resulting from operations	115,512,886	(75,674,700)

Dividends to Shareholders:
From net investment income:
Class 1	(55,759)	(791)
Class 2	(1,767,810)	(2,714)
From net realized gains:
Class 1	—	(59)
Class 2	—	(3,232)

Change in net assets resulting from dividends to shareholders	(1,823,569)	(6,796)

Change in net assets from capital transactions	351,410,824	304,466,232

Change in net assets	465,100,141	228,784,736
Net Assets:
Beginning of period	256,810,047	28,025,311

End of period	$721,910,188	$256,810,047

Accumulated net investment income/(loss)	$7,521,333	$1,857,839

Capital Transactions:
Class 1
Proceeds from shares issued	2,906,222	16,512,574
Dividends reinvested	55,759	850
Value of shares redeemed	(2,454,528)	(1,250,347)

Total Class 1	507,453	15,263,077

Class 2
Proceeds from shares issued	297,215,605	372,072,505
Proceeds from shares issued in merger	162,916,800	—
Dividends reinvested	1,767,810	5,946
Value of shares redeemed	(110,996,844)	(82,875,296)

Total Class 2	350,903,371	289,203,155

Total Capital Transactions	351,410,824	304,466,232

Share Transactions:
Class 1
Issued	429,748	1,963,827
Reinvested	7,681	105
Redeemed	(374,015)	(193,994)

Total Class 1 Shares	63,414	1,769,938

Class 2
Issued	46,234,649	49,471,163
Issued in merger	21,928,494	—
Reinvested	244,510	734
Redeemed	(16,297,445)	(12,319,031)

Total Class 2 Shares	52,110,208	37,152,866

Change in shares	52,173,622	38,922,804

See accompanying notes to the financial statements.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

				May 14, 2007 to
	Year Ended December 31,			December 31,
	2009		2008	2007(a)

Class 1
Net Asset Value, Beginning of Period	$6.16		$9.86	$10.14

Investment Activities:
Net Investment Income	0.13	(b)	0.18 (b)	0.11
Net Realized and Unrealized Gains (Losses) on Investments	1.45		(3.87)	(0.26)

Total from Investment Activities	1.58		(3.69)	(0.15)

Dividends to Shareholders From:
Net Investment Income	(0.03)		(0.01)	(0.11)
Net Realized Gains	—		— (c)	(0.02)

Total Dividends	(0.03)		(0.01)	(0.13)

Net Asset Value, End of Period	$7.71		$6.16	$9.86

Total return(d) (e)	25.69%		(37.46)%	(1.48)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets at End of Period (000’s)	$14,462		$11,158	$411
Net Investment Income(f)	2.06%		2.67%	1.81%
Expenses Before Reductions(f) (g)	0.30%		0.37%	0.53%
Expenses Net of Reductions(f)	0.24%		0.26%	0.24%
Portfolio Turnover Rate(e)(h)	16.19	%(i)	81.71%	15.95%

(a)	Period from commencement of operations.

(b)	Average shares method used in a calculation.

(c)	Amount less than $0.005.

(d)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(e)	Not annualized for periods less than one year.

(f)	Annualized for periods less than one year.

(g)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(i)	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 36.67%.

See accompanying notes to the financial statements.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Financial Highlights, continued
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

				May 1, 2007 to
	Year Ended December 31,			December 31,
	2009		2008	2007(a)

Class 2
Net Asset Value, Beginning of Period	$6.15		$9.86	$10.00

Investment Activities:
Net investment income	0.12	(b)	0.16 (b)	0.09
Net realized and unrealized gains (losses) on investments	1.44		(3.87)	(0.12)

Total from Investment Activities	1.56		(3.71)	(0.03)

Dividends to Shareholders From:
Net Investment Income	(0.03)		— (c)	(0.09)
Net Realized Gains	—		— (c)	(0.02)

Total Dividends	(0.03)		— (c)	(0.11)

Net Asset Value, End of Period	$7.68		$6.15	$9.86

Total return(d) (e)	25.36%		(37.62)%	(0.25)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets at End of Period (000’s)	$707,448		$245,652	$27,614
Net Investment Income(f)	1.78%		2.29%	1.60%
Expenses Before Reductions(f)(g)	0.54%		0.65%	0.73%
Expenses Net of Reductions(f)	0.49%		0.51%	0.49%
Portfolio Turnover Rate(d)(h)	16.19	%(i)	81.71%	15.95%

(a)	Period from commencement of operations.

(b)	Average shares method used in a calculation.

(c)	Represents less than $0.005.

(d)	Not annualized for periods less than one year.

(e)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(f)	Annualized for periods less than one year.

(g)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(i)	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 36.67%.

See accompanying notes to the financial statements.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL S&P 500 Index Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Service Plan and voting rights on matters affecting a single class of shares. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2009

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. In addition, income and realized and unrealized gains and losses are allocated to each class of shares based on its relative net assets on a daily basis.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2009

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2009

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. There were no foreign currency exchange contracts outstanding at period end. During the year ended December 31, 2009, the Fund had limited activity in these transactions.

Futures Contracts

The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $18.0 million as of December 31, 2009. The monthly average notional amount for these contracts was $9.7 million for the period ended December 31, 2009.

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2009:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
Primary Risk	Assets and	Total Fair	Assets and	Total Fair
Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Equity Contracts	Variation margin on futures contracts	$133,626	Variation margin on futures contracts	$—

*	Total Fair Value is presented by Primary Risk Exposure. For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2009

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

		Realized	Change in Unrealized
		Gain (Loss)	Appreciation
	Location of Gain (Loss)	on Derivatives	(Depreciation) on
Primary Risk	on Derivatives	Recognized in	Derivatives Recognized
Exposure	Recognized in Income	Income	in Income
Equity Contracts	Net realized gains/(losses) on futures transactions/change in unrealized appreciation/depreciation on investments	$2,268,976	$(74,380)
Foreign Exchange Contracts	Net realized gains/(losses) on securities and foreign currency transactions/change in unrealized appreciation/depreciation on investments	$(63,229)	$—

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective October 26, 2009, between the Manager and BlackRock Investment Management LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to October 26, 2009, the Fund was subadvised by The Dreyfus Corporation. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Class 1 is 0.24% and Class 2 is 0.49%.

For the year ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL S&P 500 Index Fund Class 1	0.17%	0.24%
AZL S&P 500 Index Fund Class 2	0.17%	0.49%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires	Expires	Expires
	12/31/2010	12/31/2011	12/31/2012
AZL S&P 500 Index Fund	$39,552	$109,374	$222,765

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2009, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2009

The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets of Class 2 shares. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $30,165 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2009

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Domestic+	$696,596,251	$—	$696,596,251
Common Stocks — Foreign(a)+	7,394,408	—	7,394,408
Investment Company	17,538,044	—	17,538,044

Total Investment Securities	721,528,703	—	721,528,703

Other Financial Instruments*	133,626	—	133,626

Total Investments	$721,662,329	$—	$721,662,329

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL S&P 500 Index Fund	$202,647,509*	$66,591,595*

*	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from these amounts. The cost of purchases and proceeds from sales amounts excluded were $173,050,448 and $84,277,514, respectively.

6. Acquisitions of Funds

On October 23, 2009, the Fund acquired all of the net assets of the AZL First Trust Target Double Play Fund , AZL TargetPLUS Equity Fund and AZL PIMCO Fundamental IndexPLUS Total Return Fund (the “Acquired Funds”), open-end investment companies, pursuant to a plan of reorganization approved by the Acquired Funds shareholders on October 21, 2009. The purpose of the transaction was to combine four funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 17,825,766 shares of the Fund, valued at $132,423,434, for 12,010,548 shares of the AZL First Trust Target Double Play Fund and 11,072,773 shares of the AZL TargetPLUS Equity Fund outstanding on October 23, 2009, and, a taxable exchange of 4,102,728 shares of the Fund, valued at $30,493,366, for 4,633,083 shares of the AZL PIMCO Fundamental IndexPLUS Total Return Fund outstanding on October 23, 2009. The investment portfolios of the Acquired Funds, with a fair value of $162,685,616 and identified cost of $148,110,153 at October 23, 2009, were the principal assets acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the AZL First Trust Target Double Play Fund and the AZL TargetPLUS Equity Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The fair value of the AZL PIMCO Fundamental IndexPLUS Total Return Fund assets acquired on October 23, 2009 became the assets’ new cost basis in the taxable exchange. Immediately prior to the merger, the net assets of the Fund were $477,008,471. All fees and expenses incurred by the Acquired Funds and the Fund directly in connection with the plans of reorganization were borne by the respective Funds.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2009

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income/(loss)	$9,535,736
Net realized/unrealized gains/(losses)	$138,542,019

Change in net assets resulting from operations	$148,077,755

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Fund’s statement of operations since October 23, 2009.

7. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires
	12/31/2015	12/31/2016
AZL S&P 500 Index Fund	$6,542,697	$94,912,086

During the year ended December 31, 2009, the Fund utilized $2,634,504 capital loss carryforwards to offset capital gains.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $1,720,605 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL S&P 500 Index Fund	$1,823,569	$—	$1,823,569

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL S&P 500 Index Fund	$3,505	$3,291	$6,796

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Total
	Undistributed		Accumulated		Accumulated
	Ordinary	Accumulated	Capital and	Unrealized	Earnings
	Income	Earnings	Other Losses	Appreciation(b)	(Deficit)
AZL S&P 500 Index Fund	$8,670,906	$8,670,906	$(103,175,388)	$38,991,580	$(55,512,902)

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL S&P 500 Index Fund
Notes to the Financial Statements, continued
December 31, 2009

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL S&P 500 Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

28

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2009, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

29

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

On October 21, 2009, there was a special joint meeting of shareholders of the AZL First Trust Target Double Play Fund, AZL PIMCO Fundamental IndexPLUS Total Return Fund and AZL TargetPLUS Equity Fund.

To approve an Agreement and Plan of Reorganization (the “Plan”) between the AZL First Trust Target Double Play Fund, which is a series of the Allianz Variable Insurance Products Trust (the “VIP Trust”), and the AZL S&P 500 Index Fund (the “Acquiring Fund”), which is another series of the VIP Trust;

To approve an Agreement and Plan of Reorganization (the “Plan”) between the AZL PIMCO Fundamental IndexPLUS Total Return Fund, also a series of the VIP Trust, and the Acquiring Fund; and

To approve an Agreement and Plan of Reorganization (the “Plan”) between the AZL TargetPLUS Equity Fund, also a series of the VIP Trust, and the Acquiring Fund; and

Under all of the Plans, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of each Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Funds

30

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders, continued
(Unaudited)

in complete liquidation of the Acquired Funds, and the assumption of the Acquired Funds’ liabilities. Each Plan was voted upon by the shareholders of the respective Acquired Fund voting separately.

The number of shares voted is as follows:

				% of	% of	% of
				Outstanding	Outstanding	Outstanding
Acquired Fund	For	Against	Abstain	For	Against	Abstain

AZL First Trust Target Double Play Fund	11,131,291.316	853,009.724	651,653.370	88.092%	6.751%	5.157%
AZL PIMCO Fundamental IndexPLUS Total Return Fund	2,358,079.501	100,961.906	180,000.444	89.354%	3.826%	6.821%
AZL TargetPLUS Equity Fund	10,494,192.090	508,302.933	639,848.707	90.138%	4.366%	5.496%

31

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

32

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

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independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

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considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

35

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees [“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

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Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

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Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® Schroder Emerging Markets
Equity Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Schroder Emerging Markets Equity Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Schroder Emerging Markets Equity Fund and Schroder Investment Management North America Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2009?
For the 12-month period ended December 31, 2009, the AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares) returned 71.78%1 compared to a 79.02% total return for its benchmark, the MSCI Emerging Markets Index2.
Global equity markets delivered strong returns. Markets around the world, and especially emerging markets, experienced a sharp rally in the latter part of the period as investors’ appetite for risk increased. From mid-March through the end of the calendar year, stock markets benefited from growing confidence about the prospects for economic recovery and generally better-than-expected news on company profits.
Emerging markets in general delivered excellent returns over the period, with Brazil and Indonesia posting the best performance. The Czech, Polish and Israeli markets were among the laggards, although they delivered strong returns in absolute terms.
The Fund underperformed relative to its benchmark due to stock selection in India, Thailand, Israel, China, Brazil and Indonesia. Certain country allocations also detracted from relative performance, in particular overweight positions in China and Egypt and an underweight position in India.*
The Fund gained back some ground against its benchmark as a result of overweight stakes in Indonesia, Russia and Turkey and underweight positions in Korea and Mexico. Stock selection also helped improve relative performance, due in part to early exposure to shares of a mining company in South Africa. Overweight positions in certain bank stocks in Turkey, Russia and Malaysia also contributed positively to relative returns, as did a larger-than-benchmark weighting in shares of a Malaysian multinational company.*

Past performance does not guarantee future results.
*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[2]	The Morgan Stanley Capital International (“MSCI”) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. Investors cannot invest directly in an index.

1

AZL® Schroder Emerging Markets Equity Fund Review
Fund Objective
The Fund’s investment objective is capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. Under normal circumstances, the Fund invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies the Fund’s Subadviser believes to be “emerging market” issuers.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

	Inception	1	3	Since
	Date	Year	Year	Inception

AZL® Schroder Emerging Markets Equity Fund (Class 1 Shares)	5/6/07	72.46%	—	-0.35%

AZL® Schroder Emerging Markets Equity Fund (Class 2 Shares)	5/1/06	71.78%	2.51%	3.60%

MSCI Emerging Markets Index	5/1/06	79.02%	5.42%	7.15%

Expense Ratio

Gross (Class 1 Shares)		1.70%

Gross (Class 2 Shares)		1.95%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.95% limiting operating expenses, excluding certain expenses (e.g., cash overdraft fees) and expenses paid indirectly, of Class 1 Shares to 1.40% and Class 2 Shares to 1.65% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.
The hypothetical $10,000 investment for the MSCI Emerging Markets Index is calculated from 4/30/06.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Schroder Emerging Markets Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Schroder Emerging Markets Equity Fund	Class 1	$1,000.00	$1,310.70	$6.99	1.20%
	Class 2	1,000.00	1,307.70	8.43	1.45

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Schroder Emerging Markets Equity Fund	Class 1	$1,000.00	$1,019.16	$6.11	1.20%
	Class 2	1,000.00	1,017.90	7.37	1.45

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Schroder Emerging Markets Equity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Automobiles	1.8%
Building Products	2.3
Capital Markets	0.6
Chemicals	1.7
Commercial Banks	19.3
Computers & Peripherals	2.3
Construction & Engineering	2.8
Construction Materials	1.2
Diversified Consumer Services	1.3
Diversified Financial Services	3.2
Diversified Telecommunication Services	2.0
Electric Utilities	1.4
Electronic Equipment Instruments & Components	0.8
Food & Staples Retailing	1.5
Food Products	3.0
Hotels, Restaurants & Leisure	0.4
Household Durables	1.0
Independent Power Producers & Energy Traders	0.2
Industrial Conglomerates	0.7
Insurance	3.7
Internet & Catalog Retail	0.2
Internet Software & Services	0.6
IT Services	0.3
Machinery	0.8
Media	0.9
Metals & Mining	10.1
Multiline Retail	1.3
Oil, Gas & Consumable Fuels	17.9
Pharmaceuticals	1.8
Real Estate Investment Trusts (REITs)	0.7
Real Estate Management & Development	0.5
Road & Rail	0.4
Semiconductors & Semiconductor Equipment	5.1
Software	1.7
Textiles, Apparel & Luxury Goods	0.2
Transportation Infrastructure	0.1
Wireless Telecommunication Services	5.1
Warrants	0.4
Investment Company	0.7

100.0%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Common Stocks (98.9%):
Automobiles (1.8%):

60,229	Hyundai Motor Co.*	$6,221,968
41,710	Maruti Suzuki India, Ltd.	1,385,320

		7,607,288

Building Products (2.3%):

11,187,600	China Construction Bank	9,523,058

Capital Markets (0.6%):

80,300	Bradespar SA, Preferred Shares	1,751,264
96,853	KGI Securities Co., Ltd., GDR, Registered Shares	866,835

		2,618,099

Chemicals (1.7%):

200,587	Makhteshim-Agan Industries, Ltd.	951,062
216,886	Reliance Industries, Ltd.	5,047,260
58,050	Uralkali, SP GDR	1,193,610

		7,191,932

Commercial Banks (19.3%):

196,085	Banco Bradesco SA, ADR	4,288,379
1,102,500	Bangkok Bank Public Co., Ltd.	3,855,677
473,346	Bank Hapoalim BM*	2,053,543
11,566,000	Bank of China, Ltd., Class H	6,192,796
1,234,000	CIMB Group Holdings Bhd	4,628,491
133,190	Commercial International Bank	1,328,037
159,010	Daegu Bank*	2,339,111
114,830	Hana Financial Group, Inc.*	3,260,470
84,845	HDFC Bank, Ltd.	3,087,233
157,006	ICICI Bank, Ltd.	2,927,961
3,657,000	Industrial & Commerical Bank of China	3,001,255
456,771	Itau Unibanco Banco Multiplo SA ADR	10,432,650
2,241,800	Kasikornbank Public Co., Ltd.	5,697,723
8,663	Komercni Banka A/S	1,848,307
171,403	OTP Bank Nyrt.*	4,868,670
3,901,000	PT Bank Mandiri Tbk	1,954,789
118,110	Shinhan Financial Group Co., Ltd.*	4,388,970
276,670	Standard Bank Group, Ltd.	3,806,039
1,364,882	Turkiye Garanti Bankasi AG	5,805,914
345,902	Turkiye Halk Bankasi AS	2,758,247
711,707	Turkiye Is Bankasi, Class C	3,004,064

		81,528,326

Computers & Peripherals (2.3%):

956,540	Acer, Inc.	2,860,747
369,201	Hon Hai Precision Industry Co., Ltd. GDR	3,485,363
716,515	Hon Hai Precision Industry Co., Ltd.	3,374,327

		9,720,437

Construction & Engineering (2.8%):

401,154	Aveng, Ltd.	2,156,809
34,908	GS Engineering & Construction Corp.*	3,232,272
65,814	Hyundai Engineering & Construction Co., Ltd.*	3,986,758
938,500	IJM Corp. Berhad	1,228,391
314,799	Raubex Group, Ltd.	1,022,868

		11,627,098

Construction Materials (1.2%):

3,738,000	China Shanshui Cement Group, Ltd.	2,715,158
48,100	Intergenerasiya Holding Co.*(a)	0
1,610,000	PT Indocement Tunggal Prakarsa Tbk	2,350,064

		5,065,222

Diversified Consumer Services (1.3%):

408,500	Beijing Enterprises Holdings, Ltd.	2,937,167
11,969	MegaStudy Co., Ltd.*	2,454,144

		5,391,311

Diversified Financial Services (3.2%):

218,013	ABSA Group, Ltd.	3,780,243
298,742	BM&FBOVESPA SA	2,076,809
27,453	Housing Development Finance, Ltd.	1,575,219
50,757	KB Financial Group, Inc.*	2,591,102
1,318,969	Sberbank(b)	3,704,984
13,200	Sibenergoholding*(a)	0

		13,728,357

Diversified Telecommunication Services (2.0%):

449,240	Bezeq The Israeli Telecommunication Corp., Ltd.	1,131,795
23,785	Chunghwa Telecom Co., Ltd.	44,203
585,940	Magyar Telekom Telecommunications plc	2,279,083
2,810,200	PT Telekomunikasi Indonesia Tbk	2,813,546
96,717	Tele Norte Leste Participacoes SA ADR	2,071,678

		8,340,305

Electric Utilities (1.4%):

13,125	Companhia Energetica de Minas Gerais SA ADR	237,038
61,365	Companhia Energetica de Minas Gerais, Preferred Shares	1,111,806
49,108	EDP — Energias do Brasil SA	940,790

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Electric Utilities, continued

75,402	Reliance Infrastructure, Ltd.	$1,854,476
61,370	Tata Power Company, Ltd.	1,819,600

		5,963,710

Electronic Equipment Instruments & Components (0.8%):

89,100	AU Optronics Corp., ADR	1,068,309
66,690	LG Display Co., Ltd.*	2,253,312

		3,321,621

Food & Staples Retailing (1.5%):

44,100	Companhia Brasileira de Distribuicao Grupo Pao De Acucar ADR	3,312,792
475,738	Jd Group, Ltd.	3,185,772

		6,498,564

Food Products (3.0%):

109,138	BRF-Brazil Foods SA	2,857,089
936,000	China Mengniu Dairy Co., Ltd.*	3,328,465
736,700	Kuala Lumpur Kepong Berhad	3,550,366
1,151,500	PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	1,015,051
1,614,140	Uni-President Enterprises Corp.	1,982,090

		12,733,061

Hotels, Restaurants & Leisure (0.4%):

767,500	Genting Berhard	1,636,540

Household Durables (1.0%):

12,759,600	Land & Houses Public Co., Ltd. NVDR	2,400,540
191,000	PDG Realty SA Empreendimentos e Participacoes	1,874,830

		4,275,370

Independent Power Producers & Energy Traders (0.2%):

93,702	Akenerji Elektrik Uretim A/S	875,663

Industrial Conglomerates (0.7%):

890,000	China Merchants Holdings International Co., Ltd.	2,867,228
51,000	Shanghai Industrial Holdings, Ltd.	258,793

		3,126,021

Insurance (3.7%):

1,736,500	Cathay Financial Holding Co., Ltd.*	3,221,064
1,246,000	China Life Insurance Co., Ltd., Class H	6,097,328
298,200	China Pacific Insurance Group Co., Ltd., Class H*	1,188,477
615,500	Ping An Insurance Group Co. of China	5,338,116

		15,844,985

Internet & Catalog Retail (0.2%):

38,515	B2W Compantia Global de Varejo	1,048,161

Internet Software & Services (0.6%):

15,376	NHN Corp.*	2,540,780

IT Services (0.3%):

19,900	Infosys Technologies, Ltd. ADR	1,099,873

Machinery (0.8%):

65,908	Bharat Heavy Electricals, Ltd.	3,389,376

Media (0.9%):

88,490	Naspers, Ltd.	3,595,894

Metals & Mining (10.1%):

109,639	African Rainbow Minerals, Ltd.	2,560,567
113,200	Cherepovets MK Severstal, GDR, Registered Shares*	955,408
2,685,457	China Steel Corp.	2,762,375
56,893	Companhia Siderurgica Nacional SA ADR	1,816,594
263,485	Gold Fields, Ltd.	3,471,506
95,391	Impala Platinum Holdings, Ltd.	2,596,734
61,303	Mechel ADR	1,153,722
106,074	Mining & Metallurgical Co. Norilsk Nickel ADR*	1,522,162
18,829	POSCO	9,919,298
205,593	Tata Steel, Ltd.	2,703,368
47,510	Usinas Siderurgicas de Minas Gerais SA	1,337,494
345,800	Vale SA ADR	8,582,756
109,100	Vale SA SP ADR	3,167,173

		42,549,157

Multiline Retail (1.3%):

39,280	Far Eastern Department Stores, Ltd.	44,768
1,228,000	Golden Eagle Retail Group, Ltd.	2,481,388
22,997	Hyundai Dept. Store*	2,213,038
527,500	Parkson Retail Group, Ltd.	922,707

		5,661,901

Oil, Gas & Consumable Fuels (17.9%):

307,077	Cairn India, Ltd.*	1,846,511
1,647,000	China Coal Energy Co., Share H	2,986,732

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued

1,347,000	China Shenhua Energy Co., Ltd.	$6,512,864
5,340,000	CNOOC, Ltd.	8,313,922
2,445,000	Hidili Industry International Development, Ltd.*	3,042,245
101,000	LUKOIL, ADR	5,696,400
19,094	MOL Hungarian Oil & Gas Nyrt.*	1,705,846
12,750	Novatek Oao GDR	826,003
462,500	OAO Gazprom ADR	11,585,625
290,000	OGX Petroleo e Gas Participacoes SA	2,835,699

		Fair
Shares		Value
1,796,000	PetroChina Co., Ltd.	$2,139,825
82,000	Petroleo Brasileiro SA ADR	3,909,760
254,088	Petroleo Brasileiro SA ADR, Class A	10,770,790
52,500	Petroleo Brasiliero SA — Petrobras	1,254,770
446,100	PTT PCL, NVDR	3,280,734
467,550	Rosneft Oil Co.	3,934,026
16,670	SK Energy Co., Ltd.*	1,672,732
116,543	Turkish Petroleum Refineries Corp.	2,311,003
22,971	Ultrapar Participacoes SA, Preferred Shares	1,070,314

		75,695,801

Pharmaceuticals (1.8%):

135,826	Teva Pharmaceutical Industries, Ltd. ADR	7,630,705

Real Estate Investment Trusts (REITs) (0.7%):

8,310,420	Franshion Properties China, Ltd.	2,906,704

Real Estate Management & Development (0.5%):

158,000	China Overseas Land & Investment, Ltd.	330,843
478,432	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., Class B	920,946
755,139	Talaat Moustafa Group*	942,879

		2,194,668

Road & Rail (0.4%):

175,530	All America Latina Logistica	1,628,239

Semiconductors & Semiconductor Equipment (5.1%):

23,613	Samsung Electronics Co., Ltd.	16,138,711
2,741,110	Taiwan Semiconductor Manufacturing Co., Ltd.	5,504,517

		21,643,228

Software (1.7%):

84,559	Infosys Technologies, Ltd.	4,706,376
114,600	Tencent Holdings, Ltd.	2,470,002

		7,176,378

Textiles, Apparel & Luxury Goods (0.2%):

514,000	Far Eastern Textile, Ltd.	639,631

Transportation Infrastructure (0.1%):

636,000	Jiangsu Express Co., Ltd., Series H	563,391

Wireless Telecommunication Services (5.1%):

374,000	China Mobile, Ltd.	3,486,232
13,100	China Mobile, Ltd. ADR	608,233
2,788,000	China Unicom, Ltd.	3,664,552
77,200	Mobile TeleSystems ADR	3,774,308
195,811	MTN Group, Ltd.	3,119,454
11,630	SK Telecom Co., Ltd.	1,691,948
368,950	Turkcell Iletisim Hizmetleri A/S	2,600,196
90,400	Vivo Participacoes SA ADR	2,802,400

		21,747,323

Total Common Stocks (Cost $293,270,418)		418,328,178

Warrants (0.4%):
Diversified Financial Services (0.4%):

632,708	Sberbank*(b)	1,784,237

Total Warrants (Cost $1,408,011)		1,784,237

		Fair
Shares		Value
Investment Company (0.7%):
2,646,292	Dreyfus Treasury Prime Cash Management, 0.00%(c)	$2,646,292

Total Investment Company (Cost $2,646,292)		2,646,292

Total Investment Securities (Cost $297,324,721)(d) — 100.0%		422,758,707
Net other assets (liabilities) — 0.0%		174,422

Net Assets — 100.0%		$422,933,129

Percentages indicated are based on net assets as of December 31, 2009.

*	Non-income producing security.

ADR—American Depository Receipt

GDR—Global Depository Receipt

MTN—Medium Term Note

plc—Public Liability Company

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2009

(a)	Security was fair valued at December 31, 2009. Represents 0.0% of the Fund’s net assets.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	The rate represents the effective yield at December 31, 2009.

(d)	Cost for federal income tax purposes is $309,541,035. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$126,322,131
Unrealized depreciation	(13,104,459)

Net unrealized appreciation	$113,217,672

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage

Belize	0.4%
Brazil	16.5
Cayman Islands	0.8
China	9.4
Czech Republic	0.4
Egypt	0.5
Hong Kong	9.6
Hungary	2.1
India	7.4
Indonesia	1.9
Israel	2.8
Malaysia	2.6
South Korea	15.5
Russian Federation	8.1
South Africa	6.9
Switzerland	0.3
Taiwan	6.1
Thailand	3.6
Turkey	4.1
United Kingdom	0.4
United States	0.6

100.0%

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Statement of Assets and Liabilities
December 31, 2009

AZL Schroder
Emerging Markets
Equity Fund

Assets:
Investment securities, at cost	$297,324,721

Investment securities, at value	$422,758,707
Interest and dividends receivable	174,432
Foreign currency, at value (cost $575,607)	577,335
Receivable for capital shares issued	366,695
Receivable for investments sold	448,225
Reclaims receivable	19,647
Prepaid expenses	8,250

Total Assets	424,353,291

Liabilities:
Payable for investments purchased	742,497
Payable for capital shares redeemed	28,397
Manager fees payable	334,720
Administration fees payable	15,340
Distribution fees payable	77,703
Administrative and compliance services fees payable	10,036
Trustee fees payable	420
Other accrued liabilities	211,049

Total Liabilities	1,420,162

Net Assets	$422,933,129

Net Assets Consist of:
Capital	$361,558,470
Accumulated net investment income/(loss)	940,085
Accumulated net realized gains/(losses) from investment transactions	(65,001,695)
Net unrealized appreciation/(depreciation) on investments	125,436,269

Net Assets	$422,933,129

Class 1
Net Assets	$49,391,679
Shares of beneficial interest (unlimited number of shares authorized, no par value)	6,300,983
Class 1 — Net Asset Value (offering and redemption price per share)	$7.84

Class 2
Net Assets	$373,541,450
Shares of beneficial interest (unlimited number of shares authorized, no par value)	47,750,151
Class 2 — Net Asset Value (offering and redemption price per share)	$7.82

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL Schroder
Emerging Markets
Equity Fund

Investment Income:
Dividends	$7,349,822
Foreign withholding tax	(497,469)

Total Investment Income	6,852,353

Expenses:
Manager fees	3,843,845
Administration fees	147,050
Distribution fees — Class 2	679,591
Custodian fees	420,712
Administrative and compliance services fees	17,641
Trustees’ fees	29,750
Professional fees	62,542
Shareholder reports	86,148
Recoupment of prior expenses reimbursed by the Manager	151,744
Other expenses	47,053

Total expenses before reductions	5,486,076
Less expenses voluntarily waived/reimbursed by the Manager	(876,014)

Net expenses	4,610,062

Net Investment Income/(Loss)	2,242,291

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	2,262,190
Change in unrealized appreciation/depreciation on investments	163,737,182

Net Realized/Unrealized Gains/(Losses) on Investments	165,999,372

Change in Net Assets Resulting From Operations	$168,241,663

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Statements of Changes in Net Assets

	AZL Schroder
	Emerging Markets
	Equity Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$2,242,291	$1,599,977
Net realized gains/(losses) on investment transactions	2,262,190	(68,713,304)
Change in unrealized appreciation/depreciation on investments	163,737,182	(35,737,450)

Change in net assets resulting from operations	168,241,663	(102,850,777)

Dividends to Shareholders:
From net investment income:
Class 1	(143,222)	(921)
Class 2	(552,019)	(299,434)
From net realized gains:
Class 1	—	(67,410)
Class 2	—	(45,468,600)

Change in net assets resulting from dividends to shareholders	(695,241)	(45,836,365)

Change in net assets from capital transactions	34,209,934	120,268,369

Change in net assets	201,756,356	(28,418,773)
Net Assets:
Beginning of period	221,176,773	249,595,546

End of period	$422,933,129	$221,176,773

Accumulated net investment income/(loss)	$940,085	$326,998

Capital Transactions:
Class 1
Proceeds from shares issued	680,945	29,812,481
Dividends reinvested	143,222	68,331
Value of shares redeemed	(7,463,134)	(1,025,334)

Total Class 1	(6,638,967)	28,855,478

Class 2
Proceeds from shares issued	95,905,490	149,811,595
Dividends reinvested	552,019	45,768,034
Value of shares redeemed	(55,608,608)	(104,166,738)

Total Class 2	40,848,901	91,412,891

Total Capital Transactions	34,209,934	120,268,369

Share Transactions:
Class 1
Issued	95,110	7,675,266
Reinvested	20,201	10,864
Redeemed	(1,296,945)	(229,607)

Total Class 1 Shares	(1,181,634)	7,456,523

Class 2
Issued	16,632,395	26,788,606
Reinvested	77,969	7,276,317
Redeemed	(10,024,679)	(11,107,897)

Total Class 2 Shares	6,685,685	22,957,026

Change in shares	5,504,051	30,413,549

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

			May 6, 2007 to
	Year Ended December 31,		December 31,
	2009	2008	2007(a)

Class 1
Net Asset Value, Beginning of Period	$4.56	$13.77	$11.64

Investment Activities:
Net Investment Income	0.06 (b)	0.03	0.04
Net Realized and Unrealized Gains (Losses) on Investments	3.24	(6.38)	2.10

Total from Investment Activities	3.30	(6.35)	2.14

Dividends to Shareholders From:
Net Investment Income	(0.02)	(0.04)	(0.01)
Net Realized Gains	—	(2.82)	—

Total Dividends	(0.02)	(2.86)	(0.01)

Net Asset Value, End of Period	$7.84	$4.56	$13.77

Total return(c) (d)	72.46%	(51.82)%	19.23%
Ratios to Average Net Assets/Supplemental Data:
Net Assets at End of Period (000’s)	$49,392	$34,118	$359
Net Investment Income(e)	0.99%	0.78%	0.32%
Expenses Before Reductions(e)	1.54%	1.70%	1.69%
Expenses Net of Reductions(e)(f)	1.26%	1.41%	1.40%
Expenses Net of Reductions After, Excluding Expenses Paid Indirectly(e)(g)	1.26%	1.42%	1.40%
Portfolio Turnover Rate(d)(h)	99.85%	158.76%	192.53%

(a)	Period from commencement of operations.

(b)	Average shares method used in a calculation.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(h)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Financial Highlights, continued
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

				May 1, 2006 to
	Year Ended December 31,			December 31,
	2009	2008	2007	2006(a)

Class 2
Net Asset Value, Beginning of Period	$4.56	$13.76	$10.56	$10.00

Investment Activities:
Net investment income	0.04 (b)	0.02	0.03	0.02
Net realized and unrealized gains (losses) on investments	3.23	(6.38)	3.17	0.55

Total from Investment Activities	3.27	(6.36)	3.20	0.57

Dividends to Shareholders From:
Net Investment Income	(0.01)	(0.02)	—(c )	(0.01)
Net Realized Gains	—	(2.82)	—	—

Total Dividends	(0.01)	(2.84)	—(c )	(0.01)

Net Asset Value, End of Period	$7.82	$4.56	$13.76	$10.56

Total return(d)(e)	71.78%	(51.89)%	30.32%	5.70%
Ratios to Average Net Assets/Supplemental Data:
Net Assets at End of Period (000’s)	$373,541	$187,058	$249,236	$93,712
Net Investment Income(f)	0.68%	0.86%	0.40%	0.32%
Expenses Before Reductions(f)(g)	1.79%	1.95%	1.96%	2.53%
Expenses Net of Reductions(f)	1.51%	1.66%	1.65%	1.55%
Expenses Net of Reductions, Excluding Expense Paid Indirectly(f)(h)	1.51%	1.67%	1.65%	1.55%
Portfolio Turnover Rate(e)(i)	99.85%	158.76%	192.53%	36.16%

(a)	Period from commencement of operations.

(b)	Average shares method used in calculation.

(c)	Amount less than $0.005.

(d)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(e)	Not annualized for periods less than one year.

(f)	Annualized for periods less than one year.

(g)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(h)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(i)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Schroder Emerging Markets Equity Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. The Trust is authorized to offer Class 1 and Class 2 shares of the Fund. Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Service Plan and voting rights on matters affecting a single class of shares. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. In addition, income and realized and unrealized gains and losses are allocated to each class of shares based on its relative net assets on a daily basis.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The Fund did not enter into any derivative instruments during the period. The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. During the year ended December 31, 2009, the Fund did not enter into any foreign currency exchange contracts.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. During the year ended December 31, 2009, the Fund did not enter into any futures contracts.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Schroder Investment Management North America Inc., (“Schroder”), Schroder provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Schroder Investment Management North America Ltd. (Schroder Ltd.), an affiliate of Schroder, serves as the Sub-subadviser to the Fund and is responsible for day-to-day management of the Fund’s assets. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. For its services the Sub-subadviser is entitled to a fee payable by the Subadviser. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expenses (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of Class 1 is 1.40% and for Class 2 is 1.65%.

For the year ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Schroder Emerging Markets Equity Fund Class 1	1.23%	1.40%
AZL Schroder Emerging Markets Equity Fund Class 2	1.23%	1.65%

*	The Manager voluntarily reduced the management fee to 0.95% prior to recoupment. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time after April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets of Class 2 shares. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $14,772 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Foreign(a):
Capital Markets	$1,751,265	$866,834	$2,618,099
Chemicals	1,193,610	5,998,322	7,191,932
Commercial Banks	14,721,029	66,807,297	81,528,326
Computers & Peripherals	3,485,363	6,235,074	9,720,437
Diversified Financial Services	2,076,809	11,651,548	13,728,357
Diversified Telecommunication Services	2,071,678	6,268,627	8,340,305
Electric Utilities	2,289,634	3,674,076	5,963,710
Electronic Equipment Instruments & Components	1,068,309	2,253,312	3,321,621
Food & Staples Retailing	3,312,792	3,185,772	6,498,564
Food Products	2,857,089	9,875,972	12,733,061
Household Durables	1,874,830	2,400,540	4,275,370
Internet & Catalog Retail	1,048,161	—	1,048,161
IT Services	1,099,873	—	1,099,873
Metals & Mining	17,579,901	24,969,256	42,549,157
Oil, Gas & Consumable Fuels	41,883,386	33,812,415	75,695,801
Pharmaceuticals	7,630,705	—	7,630,705
Road & Rail	1,628,239	—	1,628,239
Wireless Telecommunication Services	7,184,941	14,562,382	21,747,323
All Other Common Stocks — Foreign+	—	111,009,137	111,009,137
Warrants	—	1,784,237	1,784,237
Investment Company	2,646,292	—	2,646,292

Total Investment Securities	$117,403,906	$305,354,801	$422,758,707

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Schroder Emerging Markets Equity Fund	$343,694,504	$303,959,767

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Schroder Emerging Markets Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires
	12/31/2016	12/31/2017
AZL Schroder Emerging Markets Equity Fund	$46,676,403	$7,252,599

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $95,411 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Schroder Emerging Markets Equity Fund	$695,241	$—	$695,241

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Schroder Emerging Markets Equity Fund	$19,057,365	$26,779,000	$45,836,365

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Accumulated
Capital
	Undistributed		and		Total
	Ordinary	Accumulated	Other	Unrealized	Accumulated
	Income	Earnings	Losses	Appreciation(b)	Earnings
AZL Schroder Emerging Markets Equity Fund	$2,179,117	$2,179,117	$(54,024,413)	$113,219,955	$61,374,659

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Schroder Emerging Markets Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2009, 21.46% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

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independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

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considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

27

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

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Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

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Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® Small Cap Stock Index Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Small Cap Stock Index Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Small Cap Stock Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2009?
Effective October 26, 2009 BlackRock Investment Management, LLC replaced The Dreyfus Corporation as the Subadviser to the AZL® Small Cap Stock Index Fund.
For the 12-month period ended December 31, 2009, the AZL® Small Cap Stock Index Fund returned 24.84%. That compared to a 25.57% total return for its benchmark, the S&P SmallCap 600 Index1.
The Fund attempts to replicate the performance of the S&P 600 Index of small-cap U.S. stocks. The equity markets declined at the beginning of the period amid a weak financial system and economy. The economy and the financial system strengthened early in the period, in part due to fiscal and monetary stimulus, causing stocks to rebound. The equity market then staged a rally that lasted from early March through the end of the period.
Small-cap stocks performed well during that period, though they underperformed large- and mid-cap stocks: The S&P 500 Index2 of large-cap U.S. stocks gained 26.46% during the period, while the S&P MidCap 400 Index3 of mid-cap U.S. stocks gained 37.38%.
Among small-cap stock sectors, the period’s best performers were energy, consumer discretionary, materials and information technology. Financials and telecommunications services shares were the period’s worst performers.
Although the Fund had positive performance for the 12-month period, it did slightly underperform its benchmark, the lag in performance, relative to its unmanaged benchmark, was due to fees and expenses associated with a Fund and not the index.

Past performance does not guarantee future results.
*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The S&P SmallCap 600 Index (“S&P 600”) is representative of 600 domestic small capitalization stocks chosen for market size, liquidity and industry group representation. The index covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability. The index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.

[2]	The Standard & Poor’s 500 Index (“S&P 500 Index”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[3]	The S&P MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition. Investors cannot invest directly in an index.

1

AZL® Small Cap Stock Index Fund Review
Fund Objective
The Fund’s investment objective is to seek to match the performance of the S&P Small Cap 600 Index. This objective may be changed by the Trustees of the Fund without shareholder approval. To pursue this goal the Fund’s Subdaviser invests in a representative sample of stocks included in the S&P SmallCap 600 Index and in futures whose performance is related to the index rather than attempting to replicate the index.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Smaller companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
The performance of the Fund is expected to be lower than that of the S&P SmallCap 600 Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden and severe price declines.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

		Since
		Inception
	1 Year	(4/30/07)

AZL® Small Cap Stock Index Fund	24.84%	-7.50%

S&P SmallCap 600 Index	25.57%	-7.26%

Expense Ratio

Gross		0.77%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (e.g., cash overdraft fees) and expenses paid indirectly, to 0.58% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the S&P SmallCap 600 Index, an unmanaged index which covers approximately 3% of the domestic equities market. Measuring the small cap segment of the market that is typically renowned for poor trading liquidity and financial instability. The index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Small Cap Stock Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Small Cap Stock Index Fund	$1,000.00	$1,244.50	$3.28	0.58%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Small Cap Stock Index Fund	$1,000.00	$1,022.28	$2.96	0.58%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Small Cap Stock Index Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Aerospace & Defense	2.6%
Air Freight & Logistics	0.4
Airlines	0.4
Auto Components	0.4
Automobiles	0.1
Beverages	0.1
Biotechnology	1.1
Building Products	0.9
Capital Markets	1.2
Chemicals	2.0
Commercial Banks	5.8
Commercial Services & Supplies	3.9
Communications Equipment	2.3
Computers & Peripherals	0.9
Construction & Engineering	0.8
Construction Materials	0.6
Consumer Finance	0.8
Containers & Packaging	0.5
Distributors	0.0
Diversified Consumer Services	1.0
Diversified Financial Services	0.8
Diversified REITs	0.2
Diversified Telecommunication Services	0.3
Electric Utilities	0.9
Electrical Equipment	2.0
Electronic Equipment Instruments & Components	3.2
Energy Equipment & Services	3.2
Food & Staples Retailing	1.6
Food Products	1.3
Gas Utilities	1.9
Health Care Equipment & Supplies	4.2
Health Care Providers & Services	5.7
Health Care Technology	0.5
Home Improvement Retail	0.1
Hotels, Restaurants & Leisure	2.4
Household Durables	0.8
Household Products	0.3
Industrial Conglomerates	0.1
Insurance	2.8
Internet & Catalog Retail	0.5
Internet Software & Services	1.4
IT Services	1.9
Leisure Equipment & Products	1.2
Life Sciences Tools & Services	0.7
Machinery	4.2
Media	0.4
Metals & Mining	0.9
Multiline Retail	0.1

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

Percent of
Investments	net assets*
Multi-Utilities	0.5%
Oil, Gas & Consumable Fuels	2.0
Packaged Foods & Meats	0.0
Paper & Forest Products	0.9
Personal Products	0.6
Pharmaceuticals	0.9
Real Estate Investment Trusts (REITs)	5.2
Regional Banks	0.1
Residential REITs	0.2
Road & Rail	0.9
Semiconductors & Semiconductor Equipment	5.3
Software	3.1
Specialized REITs	0.9
Specialty Retail	4.6
Textiles, Apparel & Luxury Goods	2.6
Thrifts & Mortgage Finance	0.4
Tobacco	0.1
Trading Companies & Distributors	0.8
Water Utilities	0.2
Wireless Telecommunication Services	0.1
Investment Company	0.8

99.6%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Common Stocks (98.8%):
Aerospace & Defense (2.6%):

18,300	AAR Corp.*	$420,534
7,000	Aerovironment, Inc.*	203,560
4,507	American Science & Engineering, Inc.	341,811
13,083	Ceradyne, Inc.*	251,324
7,741	Cubic Corp.	288,739
22,039	Curtiss-Wright Corp.	690,261
14,062	Esterline Technologies Corp.*	573,308
24,000	Gencorp, Inc.*	168,000
21,557	Moog, Inc., Class A*	630,111
26,600	Orbital Sciences Corp.*	405,916
17,246	Teledyne Technologies, Inc.*	661,557
7,900	Triumph Group, Inc.	381,175

		5,016,296

Air Freight & Logistics (0.4%):

13,700	Forward Air Corp.	343,185
17,900	HUB Group, Inc., Class A*	480,257

		823,442

Airline (0.4%):

7,309	Allegiant Travel Co.*	344,766
26,200	SkyWest, Inc.	443,304

		788,070

Auto Components (0.4%):

9,400	ATC Technology Corp.*	224,190
8,700	Drew Industries, Inc.*	179,655
15,600	Spartan Motors, Inc.	87,828
7,698	Standard Motor Products, Inc.*	65,587
11,000	Superior Industries International, Inc.	168,300

		725,560

Automobiles (0.1%):

13,700	Winnebago Industries, Inc.*	167,140

Beverages (0.1%):

4,700	Boston Beer Company, Inc. (The), Class A*	219,020

Biotechnology (1.1%):

13,300	ArQule, Inc.*	49,077
27,108	Cubist Pharmaceuticals, Inc.*	514,239
7,827	Emergent Biosolutions, Inc.*	106,369
15,600	Martek Biosciences Corp.*	295,464
30,663	Regeneron Pharmaceuticals, Inc.*	741,431
31,363	Savient Pharmaceuticals, Inc.*	426,850

		2,133,430

Building Products (0.9%):

5,900	AAON, Inc.	114,991
12,800	Apogee Enterprises, Inc.	179,200
20,800	Griffon Corp.*	254,176
47,888	NCI Building Systems, Inc.*	86,677
18,852	Quanex Building Products Corp.	319,918
18,723	Simpson Manufacturing Co., Inc.	503,462
9,200	Universal Forest Products, Inc.	338,652

		1,797,076

Capital Markets (1.2%):

20,613	Investment Technology Group, Inc.*	406,076
25,300	Labranche & Co., Inc.*	71,852
20,200	OptionsXpress Holdings, Inc.	312,090
7,600	Piper Jaffray Cos., Inc.*	384,636
14,372	Stifel Financial Corp.*	851,397
13,300	SWS Group, Inc.	160,930
15,700	Tradestation Group, Inc.*	123,873

		2,310,854

Chemicals (2.0%):

9,700	American Vanguard Corp.	80,510
11,900	Arch Chemicals, Inc.	367,472
8,700	Balchem Corp.	291,537
26,170	Calgon Carbon Corp.*	363,763
23,000	H.B. Fuller Co.	523,250
5,754	NewMarket Corp.	660,386
14,566	OM Group, Inc.*	457,227
5,300	Penford Corp.	46,057
43,700	PolyOne Corp.*	326,439
5,200	Quaker Chemical Corp.	107,328
13,099	Schulman, Inc.	264,338
3,639	Stepan Co.	235,844
10,100	Zep, Inc.	174,932

		3,899,083

Commercial Banks (5.8%):

6,100	Bank of the Ozarks, Inc.	178,547
30,500	Boston Private Financial Holdings, Inc.	175,985
13,300	Columbia Banking System, Inc.	215,194
15,300	Community Bank System, Inc.	295,443
44,075	East West Bancorp, Inc.	696,385
36,100	First Bancorp	83,030
35,700	First Commonwealth Financial Corp.	166,005
20,900	First Financial Bancorp	304,304
10,137	First Financial Bankshares, Inc.	549,730
25,800	First Midwest Bancorp, Inc.	280,962
28,900	Glacier Bancorp, Inc.	396,508
13,100	Hancock Holding Co.	573,649
21,600	Hanmi Financial Corp.*	25,920
8,971	Home Bancshares, Inc.	215,932
9,900	Independent Bank Corp.	206,811
14,425	Nara Bancorp, Inc.*	163,579
57,870	National Penn Bancshares, Inc.	335,067
16,100	NBT Bancorp, Inc.	327,957
40,477	Old National Bancorp	503,129
15,500	Pinnacle Financial Partners, Inc.*	220,410
27,192	PrivateBancorp, Inc.	243,912

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Commercial Banks, continued

22,410	Prosperity Bancshares, Inc.	$906,933
11,200	S & T Bancorp, Inc.	190,512
19,200	Signature Bank*	612,480
7,100	Simmons First National Corp., Class A	197,380
101,400	South Financial Group, Inc. (The)	65,373
8,500	Sterling Bancorp	60,690
38,400	Sterling Bancshares, Inc.	196,992
42,888	Susquehanna Bancshares, Inc.	252,610
3,300	Tompkins Financial Corp.	133,650
14,200	UMB Financial Corp.	558,770
42,829	Umpqua Holdings Corp.	574,337
17,900	United Bankshares, Inc.	357,463
39,300	United Community Banks, Inc.*	133,227
47,632	Whitney Holding Corp.	433,928
9,200	Wilshire Bancorp, Inc.	75,348
11,300	Wintrust Financial Corp.	347,927

		11,256,079

Commercial Services & Supplies (3.9%):

21,900	ABM Industries, Inc.	452,454
10,400	Administaff, Inc.	245,336
9,001	American Public Education*	309,275
18,300	Bowne & Co., Inc.	122,244
6,100	CDI Corp.	78,995
5,300	Consolidated Graphics, Inc.*	185,606
6,500	Exponent, Inc.*	180,960
8,700	G & K Services, Inc., Class A	218,631
24,200	Geo Group, Inc. (The)*	529,496
20,500	Healthcare Services Group, Inc.	439,930
18,525	Heartland Payment Systems, Inc.	243,233
8,100	Heidrick & Struggles International, Inc.	253,044
12,400	HMS Holdings Corp.*	603,756
26,500	Interface, Inc.	220,215
14,040	Kelly Services, Inc., Class A*	167,497
16,700	Mobile Mini, Inc.*	235,303
17,200	On Assignment, Inc.*	122,980
7,500	School Specialty, Inc.*	175,425
24,300	Spherion Corp.*	136,566
6,000	Standard Register Co. (The)	30,600
15,200	TeleTech Holdings, Inc.*	304,456
29,225	Tetra Tech, Inc.*	794,043
17,900	Ticketmaster Entertainment, Inc.*	218,738
20,700	Trueblue, Inc.*	306,567
11,498	United Stationers, Inc.*	653,661
10,643	Viad Corp.	219,565
5,700	Volt Information Sciences, Inc.*	57,000

		7,505,576

Communications Equipment (2.3%):

59,886	Arris Group, Inc.*	684,497
5,400	Bel Fuse, Inc., Class B	116,046
8,300	Black Box Corp.	235,222
19,286	Blue Coat Systems, Inc.*	550,422
13,735	Comtech Telecommunications Corp.*	481,412
12,029	Digi International, Inc.*	109,704
17,671	Dycom Industries, Inc.*	141,898
7,945	EMS Technologies, Inc.*	115,203
45,400	Harmonic, Inc.*	287,382
16,240	NETGEAR, Inc.*	352,246
15,700	Neutral Tandem, Inc.*	357,175
8,800	PC-Tel, Inc.*	52,096
20,500	Symmetricom, Inc.*	106,600
32,738	Tekelec*	500,237
13,100	ViaSat, Inc.*	416,318

		4,506,458

Computers & Peripherals (0.9%):

56,400	Adaptec, Inc.*	188,940
13,500	Avid Technology, Inc.*	172,260
11,089	Compellent Technologies, Inc.*	251,499
11,000	Hutchinson Technology, Inc.*	112,860
23,400	Intermec, Inc.*	300,924
14,300	Novatel Wireless, Inc.*	113,971
9,600	Stratasys, Inc.*	165,888
16,000	Synaptics, Inc.*	490,400

		1,796,742

Construction & Engineering (0.8%):

18,100	Comfort Systems USA, Inc.	223,354
31,619	Emcor Group, Inc.*	850,551
18,300	Insituform Technologies, Inc.*	415,776

		1,489,681

Construction Materials (0.6%):

20,700	Eagle Materials, Inc.	539,235
27,205	Headwaters, Inc.*	177,376
13,114	Texas Industries, Inc.	458,859

		1,175,470

Consumer Finance (0.8%):

13,900	Cash America International, Inc.	485,944
22,900	EZCORP, Inc., Class A*	394,109
12,500	First Cash Financial Services, Inc.*	277,375
4,100	Rewards Network, Inc.	51,824
7,600	World Acceptance Corp.*	272,308

		1,481,560

Containers & Packaging (0.5%):

13,400	Myers Industries, Inc.	121,940
18,685	Rock-Tenn Co., Class A	941,911

		1,063,851

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued

Distributors (0.0%):

8,700	Audiovox Corp., Class A*	$61,683

Diversified Consumer Services (1.0%):

7,366	Capella Education Co.*	554,660
14,471	Coinstar, Inc.*	402,004
18,600	Interval Leisure Group, Inc.*	231,942
10,013	Monro Muffler Brake, Inc.	334,835
3,500	Pre-paid Legal Services, Inc.	143,780
9,500	Universal Technical Institute, Inc.*	191,900

		1,859,121

Diversified Financial Services (0.8%):

3,600	CorVel Corp.*	120,744
12,200	Financial Federal Corp.	335,500
10,114	Greenhill & Co., Inc.	811,547
7,200	Portfolio Recovery Associates, Inc.*	323,136

		1,590,927

Diversified REIT (0.2%):

31,500	Colonial Properties Trust	369,495

Diversified Telecommunication Services (0.3%):

12,200	Cbeyond, Inc.*	192,150
20,300	General Communication, Inc., Class A*	129,514
15,400	Iowa Telecommunications Services, Inc.	258,104

		579,768

Electric Utilities (0.9%):

13,932	ALLETE, Inc.	455,298
21,200	El Paso Electric Co.*	429,936
14,100	UIL Holdings Corp.	395,928
16,900	Unisource Energy Corp.	544,011

		1,825,173

Electrical Equipment (2.0%):

10,700	A.O. Smith Corp.	464,273
20,842	Acuity Brands, Inc.	742,809
5,800	Azz, Inc.*	189,660
19,700	Baldor Electric Co.	553,373
22,000	Belden CDT, Inc.	482,240
24,922	Brady Corp., Class A	747,909
8,900	Encore Wire Corp.	187,523
11,700	II-VI, Inc.*	372,060
14,500	Magnetek, Inc.*	22,330
9,300	Vicor Corp.*	86,490

		3,848,667

Electronic Equipment Instruments & Components (3.2%):

9,600	Agilysys, Inc.	87,360
14,153	Anixter International, Inc.*	666,606
6,776	Applied Signal Technology, Inc.	130,709
30,600	Benchmark Electronics, Inc.*	578,646
32,500	Brightpoint, Inc.*	238,875
18,300	Checkpoint Systems, Inc.*	279,075
18,943	Cognex Corp.	335,670
16,100	CTS Corp.	154,882
16,200	Daktronics, Inc.	149,202
8,978	DTS, Inc.*	307,137
12,900	Electro Scientific Industries, Inc.*	139,578
21,800	Insight Enterprises, Inc.*	248,956
6,400	Keithley Instruments, Inc.	29,760
10,200	Littlelfuse, Inc.*	327,930
8,500	LoJack Corp.*	34,340
10,700	Mercury Computer Systems, Inc.*	117,807
17,700	Methode Electronics, Inc.	153,636
7,900	MTS Systems Corp.	227,046
14,000	Network Equipment Technologies, Inc.*	56,700
17,200	Newport Corp.*	158,068
9,700	Park Electrochemical Corp.	268,108
18,741	Plexus Corp.*	534,119
11,100	RadiSys Corp.*	106,005
7,400	Rogers Corp.*	224,294
12,600	ScanSource, Inc.*	336,420
19,500	Technitrol, Inc.	85,410
6,000	Tollgrade Communications, Inc.*	36,660
20,400	TTM Technologies, Inc.*	235,212

		6,248,211

Energy Equipment & Services (3.2%):

10,800	Basic Energy Services, Inc.*	96,120
17,264	Bristow Group, Inc.*	663,801
9,307	CARBO Ceramics, Inc.	634,458
14,374	Dril-Quip, Inc.*	811,844
6,700	Gulf Island Fabrication, Inc.	140,901
10,800	Hornbeck Offshore Services, Inc.*	251,424
55,093	ION Geophysical Corp.*	326,151
7,401	Lufkin Industries, Inc.	541,753
12,400	Matrix Service Co.*	132,060
24,082	Oil States International, Inc.*	946,182
24,775	Pioneer Drilling Co.*	195,722
9,829	Seacor Holdings, Inc.*	749,461
5,500	Seahawk Drilling, Inc.*	123,970
8,055	Superior Well Services, Inc.*	114,864
35,700	TETRA Technologies, Inc.*	395,556

		6,124,267

Food & Staples Retailing (1.6%):

5,900	Cal-Maine Foods, Inc.	201,072
24,916	Casey’s General Stores, Inc.	795,319
10,664	Cracker Barrel Old Country Store, Inc.	405,125
8,556	Diamond Foods, Inc.	304,080

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Food & Staples Retailing, continued

13,500	Great Atlantic & Pacific Tea Co., Inc.*	$159,165
6,593	Nash Finch Co.	244,534
11,522	Spartan Stores, Inc.	164,650
8,600	The Andersons, Inc.	222,052
20,200	United Natural Foods, Inc.*	540,148

		3,036,145

Food Products (1.3%):

38,700	Darling International, Inc.*	324,306
19,100	Hain Celestial Group, Inc.*	324,891
6,700	J & J Snack Foods Corp.	267,732
15,100	Lance, Inc.	397,130
6,574	Peet’s Coffee & Tea, Inc.*	219,111
8,484	Sanderson Farms, Inc.	357,686
14,943	TreeHouse Foods, Inc.*	580,685

		2,471,541

Gas Utilities (1.9%):

10,500	Laclede Group, Inc. (The)	354,585
20,121	New Jersey Resources Corp.	752,526
12,610	Northwest Natural Gas Co.	567,954
34,971	Piedmont Natural Gas Co., Inc.	935,474
14,000	South Jersey Industries, Inc.	534,520
21,559	Southwest Gas Corp.	615,078

		3,760,137

Health Care Equipment & Supplies (4.2%):

10,300	Abaxis, Inc.*	263,165
31,526	Align Technology, Inc.*	561,793
35,452	American Medical Systems Holdings, Inc.*	683,869
6,000	Analogic Corp.	231,060
6,000	Cantel Medical Corp.*	121,080
13,700	CONMED Corp.*	312,360
21,674	Cooper Companies, Inc.	826,213
13,400	CryoLife, Inc.*	86,028
11,200	Cyberonics, Inc.*	228,928
10,900	Greatbatch, Inc.*	209,607
12,725	Haemonetics Corp.*	701,784
6,627	ICU Medical, Inc.*	241,488
9,700	Integra LifeSciences Holdings*	356,766
15,200	Invacare Corp.	379,088
5,400	Kensey Nash Corp.*	137,700
19,003	Meridian Bioscience, Inc.	409,515
13,100	Merit Medical Systems, Inc.*	252,699
5,700	MWI Veterinary Supply, Inc.*	214,890
13,300	Natus Medical, Inc.*	196,707
10,500	Neogen Corp.*	247,905
15,000	Omnicell, Inc.*	175,350
8,500	Osteotech, Inc.*	27,200
8,500	Palomar Medical Technologies, Inc.*	85,680
8,200	Surmodics, Inc.*	185,812
17,200	Symmetry Medical, Inc.*	138,632
15,800	Theragenics Corp.*	21,172
15,500	West Pharmaceutical Services, Inc.	607,600
9,900	ZOLL Medical Corp.*	264,528

		8,168,619

Health Care Providers & Services (5.7%):

5,100	Air Methods Corp.*	171,462
3,800	Almost Family, Inc.*	150,214
13,552	Amedisys, Inc.*	658,085
24,915	AMERIGROUP Corp.*	671,708
15,400	AMN Healthcare Services, Inc.*	139,524
14,400	AmSurg Corp.*	317,088
5,600	Bio-Reference Laboratories, Inc.*	219,464
18,208	Catalyst Health Solutions, Inc.*	664,046
20,300	Centene Corp.*	429,751
10,703	Chemed Corp.	513,423
14,600	Cross Country Healthcare, Inc.*	144,686
8,100	Genoptix, Inc.*	287,793
13,700	Gentiva Health Services, Inc.*	370,037
14,800	Hanger Orthopedic Group, Inc.*	204,684
23,100	Healthspring, Inc.*	406,791
15,900	Healthways, Inc.*	291,606
30,651	Hillenbrand, Inc.	577,465
15,800	Inventiv Health, Inc.*	255,486
6,300	IPC The Hospitalist Co.*	209,475
4,544	Landauer, Inc.	279,002
8,800	LCA-Vision, Inc.*	45,056
7,100	LHC Group, Inc.*	238,631
16,600	Magellan Health Services, Inc.*	676,118
8,300	MedCath Corp.*	65,653
22,637	MEDNAX, Inc.*	1,360,937
6,761	Molina Heathcare, Inc.*	154,624
15,500	Odyssey Healthcare, Inc.*	241,490
11,638	PetMed Express, Inc.	205,178
28,746	PSS World Medical, Inc.*	648,797
11,654	RehabCare Group, Inc.*	354,631
12,100	Res-Care, Inc.*	135,520

		11,088,425

Health Care Technology (0.5%):

5,087	Computer Programs & Systems, Inc.	234,257
26,739	Eclipsys Corp.*	495,206
20,400	Phase Forward, Inc.*	313,140

		1,042,603

Home Improvement Retail (0.1%):

7,100	Lumber Liquidators Holdings, Inc.*	190,280

Hotels, Restaurants & Leisure (2.4%):

9,900	BJ’s Restaurants, Inc.*	186,318
8,500	Buffalo Wild Wings, Inc.*	342,295
11,400	California Pizza Kitchen, Inc.*	153,330

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued

10,900	CEC Entertainment, Inc.*	$347,928
25,700	CKE Restaurants, Inc.	217,422
7,100	DineEquity, Inc.*	172,459
26,900	Jack in the Box, Inc.*	529,123
3,800	Landry’s Restaurants, Inc.*	80,902
9,800	Marcus Corp.	125,636
5,300	Monarch Casino & Resort, Inc.*	42,930
12,800	Multimedia Games, Inc.*	76,928
8,900	O’Charley’s, Inc.*	58,295
11,360	P.F. Chang’s China Bistro, Inc.*	430,658
10,300	Papa John’s International, Inc.*	240,608
28,400	Pinnacle Entertainment, Inc.*	255,032
7,558	Red Robin Gourmet Burgers*	135,288
30,800	Ruby Tuesday, Inc.*	221,760
9,500	Ruth’s Hospitality Group, Inc.*	19,855
25,400	Shuffle Master, Inc.*	209,296
28,800	Sonic Corp.*	290,016
24,100	Texas Roadhouse, Inc.*	270,643
575	The Steak n Shake Company*	186,369

		4,593,091

Household Durables (0.8%):

2,595	Blyth, Inc.	87,503
12,400	Ethan Allen Interiors, Inc.	166,408
8,000	Kid Brands, Inc.*	35,040
24,300	La-Z-Boy, Inc.*	231,579
8,800	M/I Homes, Inc.*	91,432
15,000	Meritage Corp.*	289,950
2,300	National Presto Industries, Inc.	251,229
3,200	Skyline Corp.	58,880
44,200	Standard-Pacific Corp.*	165,308
6,500	Universal Electronics, Inc.*	150,930

		1,528,259

Household Products (0.3%):

32,900	Central Garden & Pet Co., Class A*	327,026
7,700	WD-40 Co.	249,172

		576,198

Industrial Conglomerates (0.1%):

5,800	Standex International Corp.	116,522
10,418	Tredegar, Inc.	164,813

		281,335

Insurance (2.8%):

4,821	American Physicians Capital, Inc.	146,173
8,900	Amerisafe, Inc.*	159,933
22,100	Delphi Financial Group, Inc., Class A	494,377
10,900	eHealth, Inc.*	179,087
21,300	Employers Holdings, Inc.	326,742
6,500	Infinity Property & Casualty Corp.	264,160
20,000	National Financial Partners Corp.*	161,800
6,300	Navigators Group, Inc.*	296,793
9,800	Presidential Life Corp.	89,670
15,400	ProAssurance Corp.*	827,134
8,637	RLI Corp.	459,920
7,200	Safety Insurance Group, Inc.	260,856
25,000	Selective Insurance Group, Inc.	411,250
8,600	Stewart Information Services Corp.	97,008
21,200	Tower Group, Inc.	496,292
10,600	United Fire & Casualty Co.	193,238
17,500	Zenith National Insurance Corp.	521,150

		5,385,583

Internet & Catalog Retail (0.5%):

7,014	Blue Nile, Inc.*	444,197
18,689	HSN, Inc.*	377,331
5,600	Stamps.com, Inc.*	50,400

		871,928

Internet Software & Services (1.4%):

11,400	comScore, Inc.*	200,070
33,000	CyberSource Corp.*	663,630
18,900	DealerTrack Holdings, Inc.*	355,131
16,700	InfoSpace, Inc.*	143,119
22,248	J2 Global Communications, Inc.*	452,747
14,700	Perficient, Inc.*	123,921
14,100	The Knot, Inc.*	141,987
39,500	United Online, Inc.	284,005
20,800	Websense, Inc.*	363,168

		2,727,778

IT Services (1.9%):

14,372	CACI International, Inc., Class A*	702,072
32,700	CIBER, Inc.*	112,815
16,500	CSG Systems International, Inc.*	314,985
19,900	eResearch Technology, Inc.*	119,599
7,000	Forrester Research, Inc.*	181,650
9,301	Integral Systems, Inc.*	80,547
8,313	Maximus, Inc.	415,650
7,600	Stanley, Inc.*	208,316
5,600	StarTek, Inc.*	41,888
16,600	Sykes Enterprises, Inc.*	422,802
9,643	SYNNEX Corp.*	295,654
13,100	Tyler Technologies, Inc.*	260,821
18,000	Wright Express Corp.*	573,480

		3,730,279

Leisure Equipment & Products (1.2%):

5,700	Arctic Cat, Inc.*	52,212
41,800	Brunswick Corp.	531,278
14,241	JAKKS Pacific, Inc.*	172,601
10,100	MarineMax, Inc.*	92,819

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Leisure Equipment & Products, continued

9,700	Nautilus Group, Inc. (The)*	$19,691
15,815	Polaris Industries, Inc.	690,008
22,900	Pool Corp.	436,932
9,900	RC2 Corp.*	146,025
8,900	Sturm, Ruger & Co., Inc.	86,330

		2,227,896

Life Sciences Tools & Services (0.7%):

13,800	Cambrex Corp.*	77,004
8,417	Dionex Corp.*	621,764
15,800	Enzo Biochem, Inc.*	85,004
7,000	Kendle International, Inc.*	128,170
27,300	PAREXEL International Corp.*	384,930

		1,296,872

Machinery (4.2%):

31,815	Actuant Corp., Class A	589,532
13,000	Albany International Corp., Class A	291,980
9,400	Astec Industries, Inc.*	253,236
7,248	Badger Meter, Inc.	288,615
19,800	Barnes Group, Inc.	334,620
23,600	Briggs & Stratton Corp.	441,556
4,300	Cascade Corp.	118,207
8,000	CIRCOR International, Inc.	201,440
24,000	CLARCOR, Inc.	778,560
9,500	Enpro Industries, Inc.*	250,895
12,400	ESCO Technologies, Inc.	444,540
25,045	Gardner Denver, Inc.	1,065,665
11,700	Gerber Scientific, Inc.*	59,085
13,100	John Bean Technologies Corp.	222,831
16,224	Kaydon Corp.	580,170
5,800	Lindsay Manufacturing Co.	231,130
8,000	Lydall, Inc.*	41,680
18,246	Mueller Industries, Inc.	453,231
15,500	Robbins & Myers, Inc.	364,560
16,376	Toro Co.	684,680
13,800	Watts Water Technologies, Inc., Class A	426,696

		8,122,909

Media (0.4%):

12,500	Arbitron, Inc.	292,750
13,600	E.W. Scripps Co. (The), Class A*	94,656
39,500	Live Nation, Inc.*	336,145

		723,551

Metals & Mining (0.9%):

7,900	A.M. Castle & Co.	108,151
11,600	AMCOL International Corp.	329,672
9,500	Brush Engineered Materials, Inc.*	176,130
27,100	Century Aluminum Co.*	438,749
14,300	Gibraltar Industries, Inc.*	224,939
4,669	Olympic Steel, Inc.	152,116
13,984	RTI International Metals, Inc.*	351,977

		1,781,734

Multi-Utilities (0.5%):

25,800	Avista Corp.	557,022
5,500	Central Vermont Public Service Corp.	114,400
7,400	CH Energy Group, Inc.	314,648

		986,070

Multiline Retail (0.1%):

20,293	Fred’s, Inc.	206,989
14,800	Tuesday Morning Corp.*	38,184

		245,173

Oil, Gas & Consumable Fuels (2.0%):

19,400	Holly Corp.	497,222
21,600	Penn Virginia Corp.	459,864
9,100	Petroleum Development Corp.*	165,711
24,800	PetroQuest Energy, Inc.*	152,024
30,343	St. Mary Land & Exploration Co.	1,038,945
19,800	Stone Energy Corp.*	357,390
17,700	Swift Energy Co.*	424,092
28,842	World Fuel Services Corp.	772,677

		3,867,925

Packaged Foods & Meats (0.0%):

5,500	Calavo Growers, Inc.	93,500

Paper & Forest Products (0.9%):

18,400	Buckeye Technologies, Inc.*	179,584
5,400	Clearwater Paper Corp.*	296,838
5,100	Deltic Timber Corp.	235,518
6,900	Neenah Paper, Inc.	96,255
8,466	Schweitzer-Mauduit International, Inc.	595,583
23,100	Wausau Paper Corp.	267,960

		1,671,738

Personal Products (0.6%):

9,101	Chattem, Inc.*	849,123
14,200	Helen of Troy, Ltd.*	347,332
7,300	Mannatech, Inc.	22,776

		1,219,231

Pharmaceuticals (0.9%):

16,400	Par Pharmaceutical Cos., Inc.*	443,784
14,400	PharMerica Corp.*	228,672
26,848	Salix Pharmaceuticals, Inc.*	681,939
35,808	ViroPharma, Inc.*	300,429

		1,654,824

Real Estate Investment Trusts (REITs) (5.2%):

18,700	Acadia Realty Trust	315,469
46,949	BioMed Realty Trust, Inc.	740,855
21,200	Cedar Shopping Centers, Inc.	144,160

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Real Estate Investment Trusts (REITs), continued

12,300	EastGroup Properties, Inc.	$470,844
20,139	Entertainment Properties Trust	710,302
40,700	Extra Space Storage, Inc.	470,085
16,900	Forestar Group, Inc.*	371,462
33,659	Franklin Street Properties Corp.	491,758
16,291	Home Properties, Inc.	777,244
33,300	Inland Real Estate Corp.	271,395
20,600	Kilroy Realty Corp.	631,802
29,700	Kite Realty Group Trust	120,879
46,700	Lexington Corporate Properties Trust	283,936
10,900	LTC Properties, Inc.	291,575
37,700	Medical Properties Trust, Inc.	377,000
13,895	Mid-America Apartment Communities, Inc.	670,851
39,289	National Retail Properties, Inc.	833,713
10,200	Parkway Properties, Inc.	212,364
18,200	Pennsylvania Real Estate Investment Trust	153,972
8,500	PS Business Parks, Inc.	425,425
12,700	Sovran Self Storage, Inc.	453,771
19,162	Tanger Factory Outlet Centers, Inc.	747,126
10,100	Urstadt Biddle Properties, Inc., Class A	154,227

		10,120,215

Regional Banks (0.1%):

8,106	City Holding Co.	262,067

Residential REIT (0.2%):

22,600	Post Properties, Inc.	442,960

Road & Rail (0.9%):

12,375	Arkansas Best Corp.	364,196
26,367	Heartland Express, Inc.	402,624
28,008	Knight Transportation, Inc.	540,275
13,200	Old Dominion Freight Line, Inc.*	405,240

		1,712,335

Semiconductors & Semiconductor Equipment (5.3%):

12,300	Actel Corp.*	146,124
15,600	Advanced Energy Industries, Inc.*	235,248
15,040	ATMI, Inc.*	280,045
30,500	Brooks Automation, Inc.*	261,690
11,100	Cabot Microelectronics Corp.*	365,856
11,000	Cohu, Inc.	153,450
14,000	Cymer, Inc.*	537,320
75,135	Cypress Semiconductor Corp.*	793,426
16,254	Diodes, Inc.*	332,394
10,800	DSP Group, Inc.*	60,804
20,600	Exar Corp.*	146,466
17,629	FEI Co.*	411,813
10,000	Hittite Microwave Corp.*	407,500
10,400	Intevac, Inc.*	119,288
31,300	Kopin Corp.*	130,834
32,700	Kulicke & Soffa Industries, Inc.*	176,253
22,291	Micrel, Inc.	182,786
39,286	Microsemi Corp.*	697,327
23,300	MKS Instruments, Inc.*	405,653
12,000	Pericom Semiconductor Corp.*	138,360
14,600	Rudolph Technologies, Inc.*	98,112
12,500	Sigma Designs, Inc.*	133,750
83,375	Skyworks Solutions, Inc.*	1,183,091
10,300	Standard Microsystems Corp.*	214,034
6,000	Supertex, Inc.*	178,800
71,298	TriQuint Semiconductor, Inc.*	427,788
11,100	Ultratech, Inc.*	164,946
35,641	Varian Semiconductor Equipment Associates, Inc.*	1,278,799
18,402	Veeco Instruments, Inc.*	608,002

		10,269,959

Software (3.1%):

20,700	Blackbaud, Inc.	489,141
19,700	Commvault Systems, Inc.*	466,693
20,608	Concur Technologies, Inc.*	880,992
4,700	Ebix, Inc.*	229,501
21,500	Epicor Software Corp.*	163,830
15,300	Epiq Systems, Inc.*	214,047
7,500	Faro Technologies, Inc.*	160,800
14,300	JDA Software Group, Inc.*	364,221
10,600	Manhattan Associates, Inc.*	254,718
15,900	NetScout Systems, Inc.*	232,776
16,500	Phoenix Technology, Ltd.*	45,375
18,900	Progress Software Corp.*	552,069
8,900	Quality Systems, Inc.	558,831
12,900	Radiant Systems, Inc.*	134,160
13,500	Smith Micro Software, Inc.*	123,390
13,700	Sonic Solutions*	162,071
40,063	Take-Two Interactive Software, Inc.*	402,633
18,000	Taleo Corp., Class A, Class A*	423,360
31,800	THQ, Inc.*	160,272

		6,018,880

Specialized REITs (0.9%):

55,700	DiamondRock Hospitality, Co.	471,779
28,000	Healthcare Realty Trust, Inc.	600,880
30,662	LaSalle Hotel Properties	650,954

		1,723,613

Specialty Retail (4.6%):

10,100	Big 5 Sporting Goods Corp.	173,518
12,356	Buckle, Inc. (The)	361,784
18,900	Cabela’s, Inc., Class A*	269,514
32,210	Callaway Golf Co.	242,863
13,900	Cato Corp.	278,834

continued

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Specialty Retail, continued

13,271	Children’s Place Retail Stores, Inc.*	$438,076
17,000	Christopher & Banks Corp.	129,540
25,849	Dress Barn, Inc.*	597,112
25,880	Finish Line, Inc. (The), Class A	324,794
10,631	Genesco, Inc.*	291,927
11,400	Group 1 Automotive, Inc.*	323,190
14,646	Gymboree Corp.*	636,954
8,800	Haverty Furniture Co., Inc.	120,824
14,445	Hibbett Sports, Inc.*	317,646
22,652	HOT Topic, Inc.*	144,067
12,628	Jo-Ann Stores, Inc.*	457,639
8,889	Jos. A. Bank Clothiers, Inc.*	375,027
9,700	Lithia Motors, Inc., Class A*	79,734
25,399	Men’s Wearhouse, Inc. (The)	534,903
6,700	Midas, Inc.*	56,615
14,529	Nutri/System, Inc.	452,869
36,200	OfficeMax, Inc.*	459,378
22,000	Pep Boys — Manny, Moe & Jack	186,120
18,303	Sonic Automotive, Inc.*	190,168
18,000	Stage Store, Inc.	222,480
12,300	Stein Mart, Inc.*	131,118
17,522	Tractor Supply Co.*	927,965
11,200	Zale Corp.*	30,464
9,800	Zumiez, Inc.*	124,656

		8,879,779

Textiles, Apparel & Luxury Goods (2.6%):

20,300	Brown Shoe Co., Inc.	200,361
27,308	Carter’s, Inc.*	716,835
40,500	Crocs, Inc.*	232,875
6,119	Deckers Outdoor Corp.*	622,425
33,600	Iconix Brand Group, Inc.*	425,040
12,700	K-Swiss, Inc., Class A*	126,238
45,100	Liz Claiborne, Inc.*	253,913
9,300	Maidenform Brands, Inc.*	155,217
8,400	Movado Group, Inc.	81,648
6,600	Oxford Industries, Inc.	136,488
4,900	Perry Ellis International, Inc.*	73,794
60,600	Quiksilver Resources, Inc.*	122,412
15,700	Skechers U.S.A., Inc., Class A*	461,737
11,900	True Religion Apparel, Inc.*	220,031
6,800	UniFirst Corp.	327,148
7,900	Volcom, Inc.*	132,246
23,956	Wolverine World Wide, Inc.	652,082

		4,940,490

Thrifts & Mortgage Finance (0.4%):

22,000	Bank Mutual Corp.	152,240
27,800	Brookline Bancorp, Inc.	275,498
12,000	Dime Community Bancshares	140,640
36,100	TrustCo Bank Corp.	227,430

		795,808

Tobacco (0.1%):

42,100	Alliance One International, Inc.*	205,448

Trading Companies & Distributors (0.8%):

17,500	Applied Industrial Technologies, Inc.	386,225
12,100	Kaman Corp., Class A	279,389
1,900	Lawson Products, Inc.	33,535
15,640	Watsco, Inc.	766,047

		1,465,196

Water Utilities (0.2%):

8,700	American States Water Co.	308,067

Wireless Telecommunication Services (0.1%):

12,419	USA Mobility, Inc.	136,733

Total Common Stocks (Cost $192,520,231)		191,287,874

Investment Company (0.8%):
1,650,835	Dreyfus Treasury Prime Cash Management, 0.00%(a)	1,650,835

Total Investment Company (Cost $1,650,835)		1,650,835

Total Investment Securities (Cost $194,171,066)(b) — 99.6%		192,938,709
Net other assets (liabilities) — 0.4%		726,769

Net Assets — 100.0%		$193,665,478

Percentages indicated are based on net assets as of December 31, 2009.

*	Non-income producing security.

REIT—Real Estate Investment Trust

(a)	The rate represents the effective yield at December 31, 2009.

continued

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Schedule of Portfolio Investments, continued
December 31, 2009

(b)	Cost for federal income tax purposes is $203,752,750. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$19,443,552
Unrealized depreciation	(30,257,593)

Net unrealized depreciation	$(10,814,041)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage
Bermuda	0.2%
Puerto Rico	0.0
United States	99.8

100.0%

Futures Contracts

Cash of $130,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2009:

					Unrealized
		Expiration	Number of	Notional	Appreciation/
Description	Type	Date	Contracts	Value	(Depreciation)
Russell 2000 Index Mini March Futures	Long	3/10	31	$1,862,848	$71,242

See accompanying notes to the financial statements.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Statement of Assets and Liabilities
December 31, 2009

AZL Small
Cap Stock
Index Fund

Assets:
Investment securities, at cost	$194,171,066

Investment securities, at value	$192,938,709
Segregated cash for collateral	130,000
Interest and dividends receivable	194,115
Receivable for capital shares issued	528,928
Prepaid expenses	3,675

Total Assets	193,795,427

Liabilities:
Payable for capital shares redeemed	6,769
Payable for variation margin on futures contracts	21,112
Manager fees payable	20,793
Administration fees payable	7,324
Distribution fees payable	39,986
Administrative and compliance services fees payable	4,675
Trustee fees payable	203
Other accrued liabilities	29,087

Total Liabilities	129,949

Net Assets	$193,665,478

Net Assets Consist of:
Capital	$220,317,876
Accumulated net investment income/(loss)	1,000,657
Accumulated net realized gains/(losses) from investment transactions	(26,491,940)
Net unrealized appreciation/(depreciation) on investments	(1,161,115)

Net Assets	$193,665,478

Shares of beneficial interest (unlimited number of shares authorized, no par value)	24,390,254
Net Asset Value (offering and redemption price per share)	$7.94

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Statement of Operations
For the Period Ended December 31, 2009

AZL Small
Cap Stock
Index Fund

Investment Income:
Interest	$339
Dividends	1,850,584
Foreign withholding tax	(443)

Total Investment Income	1,850,480

Expenses:
Manager fees	380,969
Administration fees	69,539
Distribution fees	366,315
Custodian fees	21,809
Administrative and compliance services fees	7,514
Trustees’ fees	12,929
Professional fees	29,327
Shareholder reports	46,251
Licensing fees	29,403
Other expenses	24,966

Total expenses before reductions	989,022
Less expenses contractually waived/reimbursed by the Manager	(139,199)

Net expenses	849,823

Net Investment Income/(Loss)	1,000,657

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(9,191,790)
Net realized gains/(losses) on futures transactions	212,515
Change in unrealized appreciation/depreciation on investments	46,081,963

Net Realized/Unrealized Gains/(Losses) on Investments	37,102,688

Change in Net Assets Resulting From Operations	$38,103,345

See accompanying notes to the financial statements.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Statements of Changes in Net Assets

	AZL Small Cap Stock Index Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$1,000,657	$536,022
Net realized gains/(losses) on investment transactions	(8,979,275)	(17,479,436)
Change in unrealized appreciation/depreciation on investments	46,081,963	(45,492,945)

Change in net assets resulting from operations	38,103,345	(62,436,359)

Dividends to Shareholders:
From net investment income	—	(605,125)
From net realized gains on investments	—	(26,256)

Change in net assets resulting from dividends to shareholders	—	(631,381)

Capital Transactions:
Proceeds from shares issued	64,648,161	201,014,619
Proceeds from dividends reinvested	—	631,381
Value of shares redeemed	(28,351,373)	(41,374,156)

Change in net assets resulting from capital transactions	36,296,788	160,271,844

Change in net assets	74,400,133	97,204,104
Net Assets:
Beginning of period	119,265,345	22,061,241

End of period	$193,665,478	$119,265,345

Accumulated net investment income/(loss)	$1,000,657	$—

Share Transactions:
Shares issued	10,051,646	21,968,186
Dividends reinvested	—	104,723
Shares redeemed	(4,426,433)	(5,687,491)

Change in shares	5,625,213	16,385,418

See accompanying notes to the financial statements.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

			May 1, 2007 to
	Year Ended December 31,		December 31,
	2009	2008	2007(a)

Net Asset Value, Beginning of Period	$6.36	$9.27	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.04	0.03	0.04
Net Realized and Unrealized Gains/(Losses) on Investments	1.54	(2.90)	(0.63)

Total from Investment Activities	1.58	(2.87)	(0.59)

Dividends to Shareholders From:
Net Investment Income	—	(0.03)	(0.05)
Net Realized Gains	—	(0.01)	(0.09)

Total Dividends	—	(0.04)	(0.14)

Net Asset Value, End of Period	$7.94	$6.36	$9.27

Total Return(b) (c)	24.84%	(30.94)%	(5.83)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$193,665	$119,265	$22,061
Net Investment Income/(Loss)(d)	0.68%	1.09%	0.73%
Expenses Before Reductions(d) (e)	0.67%	0.77%	0.87%
Expenses Net of Reductions(d)	0.58%	0.60%	0.58%
Portfolio Turnover Rate(c)	24.67%	89.22%	19.08%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Small Cap Stock Index Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2009

securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2009

foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2009

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. During the year ended December 31, 2009, the Fund did not enter into any foreign currency exchange contracts.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $1.9 million as of December 31, 2009. The monthly average notional amount for these contracts was $1.2 million for the period ended December 31, 2009.

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments as of December 31, 2009:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Equity Contracts	Variation margin on futures contracts	$71,242	Variation margin on futures contracts	$—

*	Total Fair Value is presented by Primary Risk Exposure. For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

		Realized	Change in Unrealized
		Gain (Loss)	Appreciation
	Location of Gain (Loss)	on Derivatives	(Depreciation) on
	on Derivatives	Recognized in	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Income	in Income
Equity Contracts	Net realized gains/(losses) on futures transactions/ change in unrealized appreciation/depreciation on investments	$212,515	$(39,020)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement, effective October 26, 2009 between the Manager and BlackRock Investment Management LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2009

the general supervision of the Trustees and the Manager. Prior to October 26, 2009, the Fund was subadvised by The Dreyfus Corporation. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 0.58%.

For the year ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Small Cap Stock Index Fund	0.26%	0.58%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires	Expires	Expires
	12/31/2010	12/31/2011	12/31/2012
AZL Small Cap Stock Index Fund	$42,556	$81,134	$139,199

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2009, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2009

not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $7,033 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Domestic+	$190,857,512	$—	$190,857,512
Common Stocks — Foreign(a)+	430,362	—	430,362
Investment Company	1,650,835	—	1,650,835

Total Investment Securities	192,938,709	—	192,938,709

Other Financial Instruments*	71,242	—	71,242

Total Investments	$193,009,951	$—	$193,009,951

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Small Cap Stock Index Fund	$72,562,664	$35,430,004

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Small Cap Stock Index Fund
Notes to the Financial Statements, continued
December 31, 2009

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires
	12/31/2016	12/31/2017
AZL Small Cap Stock Index Fund	$7,145,963	$9,571,154

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $121,897 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

The tax character of dividends paid to shareholders during the year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Small Cap Stock Index Fund	$615,807	$15,574	$631,381

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Accumulated
			Capital		Total
	Undistributed		and		Accumulated
	Ordinary	Accumulated	Other	Unrealized	Earnings
	Income	Earnings	Losses	Depreciation(b)	(Deficit)
AZL Small Cap Stock Index Fund	$1,000,657	$1,000,657	$(16,839,014)	$(10,814,041)	$(26,652,398)

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Small Cap Stock Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

26

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

28

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

29

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

30

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

31

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

32

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

33

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

34

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® Turner Quantitative
Small Cap Growth Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Turner Quantitative Small Cap Growth Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Turner Quantitative Small Cap Growth Fund and Turner Investment Partners, Inc. serves as Subadviser to the Fund.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2009?
For the 12-month period ended December 31, 2009, the AZL® Turner Quantitative Small Cap Growth Fund returned 31.40%1. That compared to a 34.47% total return for its benchmark, the Russell 2000® Growth Index2.
The Fund attempts to replicate the performance of the Russell 2000® Growth Index, which tracks the returns of U.S. small-cap growth stocks. The 12-month period was marked by two distinct environments. Stocks performed poorly early in the period as investors remained concerned about the severity of the financial crisis. Those concerns began to dissipate by early March, when stocks staged a rebound that continued through the end of the period. In absolute terms, the Fund benefited considerably as small-cap growth stocks performed well during the rebound.
While small-cap stocks generally posted strong returns, the best performers were the smallest and lowest-valued stocks. Those trends caused the Fund to trail its benchmark during the first half of the period, because it held an overweight position in stocks with higher relative market capitalizations and higher valuations. Relative performance during the first half of the period was also hurt by stock selection in the consumer discretionary, financials and technology sectors.*
As the period progressed, stocks with larger market capitalizations and higher valuations outperformed smaller, cheaper stocks. That development boosted the Fund’s performance versus the benchmark in the latter half of the period. The Fund’s relative return also benefited from strong stock selection in the technology, health care and consumer discretionary sectors.*
The Fund outperformed its benchmark during the second half of the period, but not enough to offset the relative underperformance during the first half of the year.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[2]	The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
1

AZL® Turner Quantitative Small Cap Growth Fund Review
Fund Objective
The Fund’s investment objective is long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with small market capitalizations.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Growth based investments can perform differently from the market as a whole and can be more volatile that other types of securities.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

			Since
			Inception
	1 Year	3 Year	(4/29/05)

AZL® Turner Quantitative Small Cap Growth Fund	31.40%	-7.57%	-0.28%

Russell 2000® Growth Index	34.47%	-4.00%	3.93%

Expense Ratio
Gross	1.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 2000® Growth Index, an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.
The hypothetical $10,000 investment for the Russell 2000® Growth Index is calculated from 4/30/05.
2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Expense Examples and Portfolio
(Unaudited)

As a shareholder of the AZL Turner Quantitative Small Cap Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Turner Quantitative Small Cap Growth Fund	$1,000.00	$1,248.00	$7.03	1.24%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Turner Quantitative Small Cap Growth Fund	$1,000.00	$1,018.95	$6.31	1.24%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Turner Quantitative Small Cap Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Aerospace & Defense	0.8%
Air Freight & Logistics	0.9
Airlines	2.3
Auto Components	1.0
Auto Parts & Equipment	0.8
Automobiles	0.3
Biotechnology	3.2
Capital Markets	2.6
Chemicals	1.7
Commercial Banks	1.1
Commercial Services & Supplies	6.8
Communications Equipment	0.5
Computers & Peripherals	1.3
Consumer Finance	0.9
Containers & Packaging	0.6
Diversified Consumer Services	0.6
Electrical Equipment	1.2
Electronic Equipment Instruments & Components	4.7
Food & Staples Retailing	1.5
Food Products	1.5
Health Care Equipment & Supplies	8.4
Health Care Providers & Services	4.8
Health Care Technology	0.6
Hotels, Restaurants & Leisure	1.6
Household Durables	0.5
Industrial Conglomerates	0.5
Insurance	0.5
Internet Retail	0.8
Internet Software & Services	4.1
IT Consulting & Other Services	1.0
IT Services	2.4
Life Sciences Tools & Services	1.0
Machinery	3.1
Media	0.3
Metals & Mining	1.8
Multi-Utilities	0.7
Oil, Gas & Consumable Fuels	5.4
Pharmaceuticals	3.6
Real Estate Investment Trusts (REITs)	0.8
Road & Rail	1.0
Semiconductors & Semiconductor Equipment	6.3
Software	5.2
Specialty Retail	3.2
Textiles, Apparel & Luxury Goods	1.9
Thrifts & Mortgage Finance	0.5
Tobacco	0.5

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

Percent of
Investments	net assets*
Trading Companies & Distributors	0.4%
Wireless Telecommunication Services	3.4
Investment Company	1.5

100.1%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Common Stocks (98.6%):
Aerospace & Defense (0.8%):

6,360	Cubic Corp.	$237,228
10,060	DynCorp International, Inc., Class A*	144,361

		381,589

Air Freight & Logistics (0.9%):

11,030	Atlas Air Worldwide Holdings, Inc.*	410,867

Airlines (2.3%):

11,660	Alaska Air Group, Inc.*	402,970
16,270	SkyWest, Inc.	275,288
31,180	UAL Corp.*	402,534

		1,080,792

Auto Components (1.0%):

21,000	Modine Manufacturing Co.*	248,640
15,790	Superior Industries International, Inc.	241,587

		490,227

Auto Parts & Equipment (0.8%):

20,220	Tenneco Automotive, Inc.*	358,501

Automobiles (0.3%):

4,840	Thor Industries, Inc.	151,976

Biotechnology (3.2%):

35,870	Alkermes, Inc.*	337,537
23,810	Amylin Pharmaceuticals, Inc.*	337,864
15,250	Cubist Pharmaceuticals, Inc.*	289,292
15,400	Genomic Health, Inc.*	301,224
13,480	Martek Biosciences Corp.*	255,311

		1,521,228

Capital Markets (2.6%):

10,510	Cohen & Steers, Inc.	240,048
48,820	FBR Capital Markets Corp.*	301,708
6,410	Piper Jaffray Cos., Inc.*	324,410
6,220	Stifel Financial Corp.*	368,473

		1,234,639

Chemicals (1.7%):

11,050	Arch Chemicals, Inc.	341,224
5,260	Koppers Holdings, Inc.	160,115
10,380	OM Group, Inc.*	325,828

		827,167

Commercial Banks (1.1%):

15,360	East West Bancorp, Inc.	242,688
16,080	S & T Bancorp, Inc.	273,521

		516,209

Commercial Services & Supplies (6.8%):

8,780	Athenahealth, Inc.*	397,207
28,620	Cenveo, Inc.*	250,425
11,740	G & K Services, Inc., Class A	295,026
5,460	Heidrick & Struggles International, Inc.	170,571
4,430	HMS Holdings Corp.*	215,697
9,930	Huron Consulting Group, Inc.*	228,787
28,560	Korn/Ferry International*	471,240
5,830	Mine Safety Appliances Co.	154,670
16,320	Navigant Consulting, Inc.*	242,515
11,400	TeleTech Holdings, Inc.*	228,342
8,290	Tetra Tech, Inc.*	225,239
17,110	Viad Corp.	352,979

		3,232,698

Communications Equipment (0.5%):

10,700	NETGEAR, Inc.*	232,083

Computers & Peripherals (1.3%):

26,010	Emulex Corp.*	283,509
32,060	Netezza Corp.*	310,982

		594,491

Consumer Finance (0.9%):

12,010	Cardtronics, Inc.*	132,951
13,250	Dollar Financial Corp.*	313,495

		446,446

Containers & Packaging (0.6%):

5,370	Rock-Tenn Co., Class A	270,702

Diversified Consumer Services (0.6%):

22,150	Corinthian Colleges, Inc.*	305,005

Electrical Equipment (1.2%):

10,520	Baldor Electric Co.	295,507
24,270	Polypore International, Inc.*	288,813

		584,320

Electronic Equipment Instruments & Components (4.7%):

7,000	American Superconductor Corp.*	286,300
18,760	AVX Corp.	237,689
9,460	Bally Technologies, Inc.*	390,603
40,990	Celestica, Inc.*	386,946
10,950	Park Electrochemical Corp.	302,658
14,380	Rofin-Sinar Technologies, Inc.*	339,512
26,450	Sanmina-SCI Corp.*	291,743

		2,235,451

Food & Staples Retailing (1.5%):

11,860	Cal-Maine Foods, Inc.	404,189
11,210	United Natural Foods, Inc.*	299,755

		703,944

Food Products (1.5%):

20,240	Del Monte Foods Co.	229,522
29,830	Zhongpin, Inc.*	465,646

		695,168

Health Care Equipment & Supplies (8.4%):

22,290	Align Technology, Inc.*	397,208
15,140	American Medical Systems Holdings, Inc.*	292,051
28,630	Cepheid, Inc.*	357,302

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Health Care Equipment & Supplies, continued

14,630	Conceptus, Inc.*	$274,459
9,930	Cooper Companies, Inc.	378,532
15,950	Cyberonics, Inc.*	326,018
4,110	Haemonetics Corp.*	226,666
11,300	Immucor, Inc.*	228,712
10,600	Masimo Corp.*	322,452
15,040	Meridian Bioscience, Inc.	324,112
11,440	Sirona Dental Systems, Inc.*	363,106
12,330	STERIS Corp.	344,870
5,920	Thoratec Corp.*	159,366

		3,994,854

Health Care Providers & Services (4.8%):

7,710	Amedisys, Inc.*	374,397
5,290	Brookdale Senior Living, Inc.*	96,225
10,330	Catalyst Health Solutions, Inc.*	376,735
5,210	Chemed Corp.	249,924
14,780	HealthSouth Corp.*	277,421
13,000	Healthways, Inc.*	238,420
15,310	Kindred Healthcare, Inc.*	282,623
16,160	PSS World Medical, Inc.*	364,731

		2,260,476

Health Care Technology (0.6%):

13,200	MedAssets, Inc.*	279,972

Hotels, Restaurants & Leisure (1.6%):

15,780	Boyd Gaming Corp.*	132,078
5,211	Panera Bread Co., Class A*	348,981
23,960	Texas Roadhouse, Inc.*	269,071

		750,130

Household Durables (0.5%):

5,310	Tupperware Brands Corp.	247,287

Industrial Conglomerate (0.5%):

3,410	Ameron International Corp.	216,399

Insurance (0.5%):

10,550	Assured Guaranty, Ltd.	229,568

Internet Retail (0.8%):

51,000	Orbitz Worldwide, Inc.*	374,340

Internet Software & Services (4.1%):

10,490	AsiaInfo Holdings, Inc.*	319,630
14,510	DealerTrack Holdings, Inc.*	272,643
5,700	MercadoLibre, Inc.*	295,659
18,300	Rackspace Hosting, Inc.*	381,555
11,850	Synchronoss Technologies, Inc.*	187,348
27,140	ValueClick, Inc.*	274,657
3,400	VistaPrint NV*	192,644

		1,924,136

IT Consulting & Other Services (1.0%):

11,819	Unisys Corp.*	455,741

IT Services (2.4%):

16,760	Acxiom Corp.*	224,919
27,740	Convergys Corp.*	298,205
11,190	NeuStar, Inc., Class A*	257,818
11,600	SYNNEX Corp.*	355,656

		1,136,598

Life Sciences Tools & Services (1.0%):

19,570	Bruker Corp.*	236,014
17,090	PAREXEL International Corp.*	240,969

		476,983

Machinery (3.1%):

24,110	Actuant Corp., Class A	446,758
28,180	Colfax Corp.*	339,287
7,390	Lindsay Manufacturing Co.	294,492
16,910	Robbins & Myers, Inc.	397,723

		1,478,260

Media (0.3%):

17,060	Live Nation, Inc.*	145,181

Metals & Mining (1.8%):

16,350	Allied Nevada Gold Corp.*	246,558
6,350	AMCOL International Corp.	180,467
21,930	Gammon Gold, Inc.*	241,449
32,950	Novagold Resources Inc.*	201,984

		870,458

Multi-Utilities (0.7%):

8,290	CH Energy Group, Inc.	352,491

Oil, Gas & Consumable Fuels (5.4%):

7,810	Alliance Resource Partners LP	338,720
31,670	Brigham Exploration Co.*	429,129
7,560	Overseas Shipholding Group, Inc.	332,262
15,260	Penn Virginia Corp.	324,885
15,770	Rosetta Resources, Inc.*	314,296
29,920	RPC, Inc.	311,168
19,490	W&T Offshore, Inc.	228,033
11,260	World Fuel Services Corp.	301,655

		2,580,148

Pharmaceuticals (3.6%):

10,580	Auxilium Pharmaceuticals, Inc.*	317,188
14,930	Medicis Pharmaceutical Corp., Class A	403,857
35,520	PDL BioPharma, Inc.	243,667
17,600	PharMerica Corp.*	279,488
16,930	The Medicines Co.*	141,196
40,210	ViroPharma, Inc.*	337,362

		1,722,758

Real Estate Investment Trusts (REITs) (0.8%):

20,990	DuPont Fabros Technology, Inc.	377,610

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued

Road & Rail (1.0%):

4,450	AMERCO*	$221,254
7,080	Genesee & Wyoming, Inc., Class A*	231,091

		452,345

Semiconductors & Semiconductor Equipment (6.3%):

55,600	Amkor Technology, Inc.*	398,096
8,140	Atheros Communications*	278,714
51,490	Cirrus Logic, Inc.*	351,162
18,990	Entegris, Inc.*	100,267
34,560	Fairchild Semiconductor International, Inc.*	345,254
6,070	FEI Co.*	141,795
15,590	Monolithic Power Systems, Inc.*	373,692
19,150	Semtech Corp.*	325,742
27,490	Skyworks Solutions, Inc.*	390,083
13,840	Standard Microsystems Corp.*	287,595

		2,992,400

Software (5.2%):

7,870	Advent Software, Inc.*	320,545
14,560	Blackbaud, Inc.	344,053
3,630	Blackboard, Inc.*	164,766
10,590	Informatica Corp.*	273,857
11,430	Net 1 UEPS Technologies, Inc.*	221,970
5,370	Quality Systems, Inc.	337,182
8,090	Solera Holdings, Inc.	291,321
11,450	SuccessFactors, Inc.*	189,841
31,290	TIBCO Software, Inc.*	301,323

		2,444,858

Specialty Retail (3.2%):

18,800	AnnTaylor Stores Corp.*	256,432
14,830	Barnes & Noble, Inc.	282,808
12,500	Jo-Ann Stores, Inc.*	453,000
5,480	Jos. A. Bank Clothiers, Inc.*	231,201
6,030	Tractor Supply Co.*	319,349

		1,542,790

Textiles, Apparel & Luxury Goods (1.9%):

3,810	Deckers Outdoor Corp.*	387,553
5,190	Warnaco Group, Inc. (The)*	218,966
10,290	Wolverine World Wide, Inc.	280,094

		886,613

Thrifts & Mortgage Finance (0.5%):

18,390	Astoria Financial Corp.	228,588

Tobacco (0.5%):

18,502	Vector Group, Ltd.	259,028

Trading Companies & Distributors (0.4%):

20,470	United Rentals, Inc.*	200,811

Wireless Telecommunication Services (3.4%):

25,870	Global Crossing, Ltd.*	368,647
51,730	Harris Stratex Networks, Inc., Class A*	357,454
13,240	InterDigital, Inc.*	351,390
15,570	Leap Wireless International, Inc.*	273,254
16,000	Syniverse Holdings, Inc.*	279,680

		1,630,425

Total Common Stocks (Cost $36,093,909)		46,784,751

Investment Company (1.5%):
698,399	Dreyfus Treasury Prime Cash Management, 0.00%(a)	698,399

Total Investment Company (Cost $698,399)		698,399

Total Investment Securities (Cost $36,792,308)(b) — 100.1%		47,483,150
Net other assets (liabilities) — (0.1)%		(25,663)

Net Assets — 100.0%		$47,457,487

Percentages indicated are based on net assets as of December 31, 2009.

*	Non-income producing security.

LP Limited Partnership

(a)	The rate presented represents the effective yield at December 31, 2009.

(b)	Cost for federal income tax purposes is $36,890,004. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$10,958,699
Unrealized depreciation	(365,553)

Net unrealized appreciation	$10,593,146

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2009

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage
Argentina	0.6%
Bermuda	1.7
Canada	1.7
United States	96.0

100.0%

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Statement of Assets and Liabilities
December 31, 2009

AZL Turner
Quantitative Small
Cap Growth Fund

Assets:
Investment securities, at cost	$36,792,308

Investment securities, at value	$47,483,150
Dividends receivable	13,599
Receivable for capital shares issued	19,739
Prepaid expenses	978

Total Assets	47,517,466

Liabilities:
Payable for capital shares redeemed	2,860
Manager fees payable	33,041
Administration fees payable	1,851
Distribution fees payable	9,718
Administrative and compliance services fees payable	1,146
Trustee fees payable	47
Other accrued liabilities	11,316

Total Liabilities	59,979

Net Assets	$47,457,487

Net Assets Consist of:
Capital	$60,465,929
Accumulated net investment income/(loss)	6,005
Accumulated net realized gains/(losses) from investment transactions	(23,705,289)
Net unrealized appreciation/(depreciation) on investments	10,690,842

Net Assets	$47,457,487

Shares of beneficial interest (unlimited number of shares authorized, no par value)	6,162,242
Net Asset Value (offering and redemption price per share)	$7.70

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL Turner
Quantitative
Small Cap
Growth Fund

Investment Income:
Dividends	$408,031
Foreign withholding tax	(1,541)

Total Investment Income	406,490

Expenses:
Manager fees	342,401
Administration fees	20,343
Distribution fees	100,706
Custodian fees	8,207
Administrative and compliance services fees	2,082
Trustees’ fees	3,864
Professional fees	6,508
Shareholder reports	9,691
Other expenses	6,762

Total expenses	500,564

Net Investment Income/(Loss)	(94,074)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(1,628,992)
Change in unrealized appreciation/depreciation on investments	14,174,293

Net Realized/Unrealized Gains/(Losses) on Investments	12,545,301

Change in Net Assets Resulting From Operations	$12,451,227

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Statements of Changes in Net Assets

	AZL Turner Quantitative
	Small Cap Growth Fund
	For the Year Ended	For the Year Ended
	December 31, 2009	December 31, 2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$(94,074)	$(276,275)
Net realized gains/(losses) on investment transactions	(1,628,992)	(19,507,195)
Change in unrealized appreciation/depreciation on investments	14,174,293	(8,150,408)

Change in net assets resulting from operations	12,451,227	(27,933,878)

Dividends to Shareholders:
From net realized gains on investments	—	(10,723,425)

Change in net assets resulting from dividends to shareholders	—	(10,723,425)

Capital Transactions:
Proceeds from shares issued	19,666,213	23,438,825
Proceeds from dividends reinvested	—	10,723,425
Value of shares redeemed	(20,896,901)	(21,693,417)

Change in net assets resulting from capital transactions	(1,230,688)	12,468,833

Change in net assets	11,220,539	(26,188,470)
Net Assets:
Beginning of period	36,236,948	62,425,418

End of period	$47,457,487	$36,236,948

Accumulated net investment income/(loss)	$6,005	$—

Share Transactions:
Shares issued	3,277,892	2,497,131
Dividends reinvested	—	1,296,666
Shares redeemed	(3,302,925)	(2,445,568)

Change in shares	(25,033)	1,348,229

See accompanying notes to the financial statements.

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

					April 29, 2005 to
	Year Ended December 31,				December 31,
	2009	2008	2007	2006	2005(a)

Net Asset Value, Beginning of Period	$5.86	$12.90	$12.50	$11.23	$10.00

Investment Activities:
Net Investment Income/(Loss)	(0.02)	(0.04)	(0.08)	(0.03)	(0.01)
Net Realized and Unrealized Gains/(Losses) on Investments	1.86	(4.96)	0.83	1.30	1.24

Total from Investment Activities	1.84	(5.00)	0.75	1.27	1.23

Dividends to Shareholders From:
Net Realized Gains	—	(2.04)	(0.35)	—	—

Total Dividends	—	(2.04)	(0.35)	—	—

Net Asset Value, End of Period	$7.70	$5.86	$12.90	$12.50	$11.23

Total Return(b) (c)	31.40%	(43.35)%	6.07%	11.31%	12.30%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$47,457	$36,237	$62,425	$94,669	$45,548
Net Investment Income/(Loss)(d)	(0.23)%	(0.54)%	(0.47)%	(0.23)%	(0.22)%
Expenses Before Reductions(d) (e)	1.24%	1.26%	1.23%	1.24%	1.35%
Expenses Net of Reductions(d)	1.24%	1.26%	1.23%	1.23%	1.35%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d) (f)	1.24%	1.26%	1.23%	1.24%	N/A
Portfolio Turnover Rate(c)	172.64%	225.56%	239.53%	94.34%	83.87%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to financial statements.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Turner Quantitative Small Cap Growth Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

The Fund did not enter into any derivative instruments during the period. The following is a description of derivative instruments that the Fund may utilize, including the primary underlying risk exposure related to each instrument type.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. During the year ended December 31, 2009, the Fund did not enter into any foreign currency exchange contracts.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Turner Investment Partners, Inc. (“Turner”), Turner provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.35%.

For the year ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Turner Quantitative Small Cap Growth Fund	0.85%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2009, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

$85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $1,983 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Domestic+	$44,867,854	$—	$44,867,854
Common Stocks — Foreign(a)+	1,916,897	—	1,916,897
Investment Company	698,399	—	698,399

Total Investment Securities	$47,483,150	$—	$47,483,150

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions. see the accompanying Schedules of Portfolio Investments.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Turner Quantitative Small Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

5. Security Purchases and Sales

For the year ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Turner Quantitative Small Cap Growth Fund	$67,451,717	$68,773,004

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires
	12/31/2016	12/31/2017
AZL Turner Quantitative Small Cap Growth Fund	$16,459,163	$7,142,425

The tax character of dividends paid to shareholders during the year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Turner Quantitative Small Cap Growth Fund	$4,812,577	$5,910,848	$10,723,425

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	Accumulated		Total
	Capital and	Unrealized	Accumulated
	Other Losses	Appreciation(b)	Earnings (Deficit)
AZL Turner Quantitative Small Cap Growth Fund	$(23,601,588)	$10,593,146	$(13,008,442)

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Turner Quantitative Small Cap Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

23

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

24

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

25

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

26

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

27

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

28

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® Van Kampen
Equity and Income Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Subsequent Event

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Van Kampen Equity and Income Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Van Kampen Equity and Income Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of Morgan Stanley & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2009?
For the 12-month period ended December 31, 2009, the AZL® Van Kampen Equity and Income Fund returned 22.85% compared to a 26.46% and 5.93% total return for its benchmarks, the S&P 500 Index1 and the Barclays Capital U.S. Aggregate Bond Index2, respectively.
The Fund’s positive absolute return was driven largely by strong gains in the equity market from mid-March through the end of 2009. The Fund’s exposure to convertible securities and fixed-income securities also boosted absolute return during the period.
The Fund’s underperformance relative to its benchmark index was the result of stock selection in the financials sector. Within that sector, the Fund’s exposure was focused on shares of companies that the manager believed possessed conservative balance sheets and appropriate risk/return characteristics. These stocks did not participate in the stock market rally to the degree that lower-quality financial stocks did. The Fund’s underweight position in the technology sector was another source of relative weakness. The sector performed well during the period, so the Fund’s relatively small exposure dampened returns.*
Holdings in the health care and materials sectors contributed positively to relative performance. The consumer staples sector also bolstered relative returns, as one of the Fund’s top holdings was a confectionery company that performed strongly following an announcement that a competitor had made an offer to acquire it. The energy sector also benefited relative performance, especially exploration and production (“E&P”) companies. E&P companies benefited from rising energy prices and the improving economic environment.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

[2]	The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. Investors cannot invest directly in an index.
1

AZL® Van Kampen Equity and Income Fund Review
Fund Objective
The Fund’s primary investment objective is to seek the highest possible income consistent with safety of principal. Long-term growth of capital is an important secondary objective. These objectives may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in income-producing equity instruments, including common stocks, preferred stocks and convertible securities.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

				Since
	1	3	5	Inception
	Year	Year	Year	(5/3/04)

AZL® Van Kampen Equity and Income Fund	22.85%	-1.24%	2.96%	4.20%

S&P 500 Index	26.46%	-5.63%	0.42%	2.04%

Barclays Capital U.S. Aggregate Bond Index	5.93%	6.04%	4.97%	5.17%

Expense Ratio
Gross	1.13%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager voluntarily reduced the management fee to 0.70% on the first $100 million of assets, 0.675% on the next $100 million, and 0.65% on the next $200 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500 Index”) and the Barclays Capital U.S. Aggregate Bond Index. The S&P 500 Index is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index
The hypothetical $10,000 investment for the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index is calculated from 4/30/04.
2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Van Kampen Equity and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Van Kampen Equity and Income Fund	$1,000.00	$1,200.50	$5.82	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Van Kampen Equity and Income Fund	$1,000.00	$1,019.91	$5.35	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Van Kampen Equity and Income Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Aerospace & Defense	0.3%
Air Freight & Logistics	0.3
Asset Backed Securities	0.0
Auto Components	0.3
Automobiles	0.4
Beverages	0.6
Biotechnology	0.5
Building Products	0.0
Capital Markets	2.1
Chemicals	0.8
Commercial Banks	4.6
Commercial Services & Supplies	3.2
Communications Equipment	1.4
Computers & Peripherals	1.9
Consumer Finance	0.2
Diversified Consumer Services	1.3
Diversified Financial Services	6.7
Diversified Telecommunication Services	1.8
Electric Utilities	3.4
Electronic Equipment Instruments & Components	1.2
Energy Equipment & Services	1.5
Food & Staples Retailing	2.9
Food Products	1.9
Gas Utilities	0.0
Health Care Equipment & Supplies	2.5
Health Care Providers & Services	1.2
Hotels, Restaurants & Leisure	0.6
Household Durables	0.9
Industrial Conglomerates	4.1
Insurance	4.2
Internet Software & Services	1.9
IT Services	1.2
Life Sciences Tools & Services	0.4
Machinery	1.4
Media	5.9
Metals & Mining	1.5
Multi-Utilities	0.2
Multiline Retail	0.0
Office Electronics	0.0
Oil, Gas & Consumable Fuels	8.2
Personal Products	0.7
Pharmaceuticals	8.0
Real Estate Investment Trusts (REITs)	0.1
Road & Rail	0.1
Semiconductors & Semiconductor Equipment	1.7
Software	0.2
Sovereign Bond	0.1
Specialty Retail	1.8

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

Percent of
Investments	net assets*
Tobacco	0.1%
Wireless Telecommunication Services	0.8
U.S. Government Agency Mortgages	0.9
U.S. Treasury Obligations	9.1
Investment Company	4.7

99.8%

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Convertible Preferred Stock (0.3%):
Diversified Financial Services (0.3%):

43,000	Bank of America Corp.	$641,560

Total Convertible Preferred Stock (Cost $645,000)		641,560

Common Stocks (64.1%):
Aerospace & Defense (0.3%):

12,000	General Dynamics Corp.	818,040

Air Freight & Logistics (0.3%):

9,600	FedEx Corp.	801,120

Automobiles (0.4%):

19,000	Ford Motor Co.*	190,000
33,922	Harley-Davidson, Inc.	854,834

		1,044,834

Beverages (0.6%):

25,670	Coca-Cola Co. (The)	1,463,190

Capital Markets (1.4%):

127,306	Charles Schwab Corp.	2,395,899
20,500	State Street Corp.	892,570

		3,288,469

Chemicals (0.8%):

65,600	Dow Chemical Co. (The)	1,812,528

Commercial Banks (3.1%):

41,100	BB&T Corp.	1,042,707
85,600	Fifth Third Bancorp	834,600
33,882	First Horizon National Corp.*	454,022
57,423	PNC Financial Services Group, Inc.	3,031,360
31,800	U.S. Bancorp	715,818
56,300	Wells Fargo & Co.	1,519,537

		7,598,044

Commercial Services & Supplies (1.4%):

21,800	Avery Dennison Corp.	795,482
30,900	Cintas Corp.	804,945
19,284	Manpower, Inc.	1,052,521
29,900	Robert Half International, Inc.	799,227

		3,452,175

Communications Equipment (1.0%):

103,810	Cisco Systems, Inc.*	2,485,211

Computers & Peripherals (1.7%):

58,400	Dell, Inc.*	838,624
63,906	Hewlett-Packard Co.	3,291,798

		4,130,422

Diversified Financial Services (4.9%):

190,300	Bank of America Corp.	2,865,918
321,400	Citigroup, Inc.	1,063,834
193,303	JPMorgan Chase & Co.	8,054,936

		11,984,688

Diversified Telecommunication Services (0.7%):

52,296	Verizon Communications, Inc.	1,732,567

Electric Utilities (3.0%):

99,694	American Electric Power Co., Inc.	3,468,355
21,400	Edison International	744,292
16,611	Entergy Corp.	1,359,444
35,560	FirstEnergy Corp.	1,651,762

		7,223,853

Electronic Equipment Instruments & Components (0.8%):

63,900	Agilent Technologies, Inc.*	1,985,373

Energy Equipment & Services (1.4%):

32,790	Schlumberger, Ltd.	2,134,301
47,936	Smith International, Inc.	1,302,421

		3,436,722

Food & Staples Retailing (2.7%):

60,700	SYSCO Corp.	1,695,958
61,200	Wal-Mart Stores, Inc.	3,271,140
44,200	Walgreen Co.	1,623,024

		6,590,122

Food Products (1.9%):

118,500	Kraft Foods, Inc., Class A	3,220,830
39,560	Unilever NV New York Shares	1,278,975

		4,499,805

Health Care Equipment & Supplies (1.4%):

124,420	Boston Scientific Corp.*	1,119,780
48,370	Covidien plc	2,316,439

		3,436,219

Health Care Providers & Services (1.0%):

31,210	Cardinal Health, Inc.	1,006,210
44,800	UnitedHealth Group, Inc.	1,365,504

		2,371,714

Hotels, Restaurants & Leisure (0.2%):

17,740	Starbucks Corp.*	409,084

Household Durables (0.9%):

73,290	Sony Corp. ADR	2,125,410

Industrial Conglomerates (3.5%):

299,900	General Electric Co.	4,537,487
17,830	Siemens AG ADR	1,635,011
66,340	Tyco International, Ltd.	2,367,011

		8,539,509

Insurance (4.0%):

42,262	Chubb Corp. (The)	2,078,445
214,955	Marsh & McLennan Cos., Inc.	4,746,207

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Insurance, continued

9,900	Transatlantic Holdings, Inc.	$515,889
49,029	Travelers Cos., Inc. (The)	2,444,586

		9,785,127

Internet Software & Services (1.9%):

147,800	eBay, Inc.*	3,479,212
72,400	Yahoo!, Inc.*	1,214,872

		4,694,084

Machinery (1.4%):

51,700	Dover Corp.	2,151,237
35,275	Ingersoll-Rand plc	1,260,729

		3,411,966

Media (4.5%):

137,384	Comcast Corp., Class A	2,316,294
36,295	Time Warner Cable, Inc.	1,502,250
97,771	Time Warner, Inc.	2,849,047
138,528	Viacom, Inc., Class B*	4,118,438

		10,786,029

Metals & Mining (1.0%):

15,400	Freeport-McMoRan Copper & Gold, Inc., Class B*	1,236,466
23,340	Newmont Mining Corp.	1,104,215

		2,340,681

Oil, Gas & Consumable Fuels (7.8%):

55,500	Anadarko Petroleum Corp.	3,464,310
29,930	BP plc ADR	1,735,042
26,390	ConocoPhillips	1,347,737

Principal		Fair
Amount		Value
24,350	Devon Energy Corp.	$1,789,725
32,540	Exxon Mobil Corp.	2,218,903
20,130	Hess Corp.	1,217,865
46,770	Occidental Petroleum Corp.	3,804,739
53,280	Royal Dutch Shell plc ADR	3,202,661

		18,780,982

Personal Products (0.7%):

32,730	Estee Lauder Co., Inc. (The), Class A	1,582,823

Pharmaceuticals (5.4%):

24,600	Abbott Laboratories	1,328,154
33,410	Bayer AG ADR	2,666,118
116,810	Bristol-Myers Squibb Co.	2,949,453
54,180	Merck & Co., Inc.	1,979,737
128,700	Pfizer, Inc.	2,341,053
45,480	Roche Holding AG ADR	1,919,256

		13,183,771

Semiconductors & Semiconductor Equipment (1.3%):

90,451	Intel Corp.	1,845,200
35,390	Lam Research Corp.*	1,387,642

		3,232,842

Software (0.2%):

22,526	Symantec Corp.*	402,990

Specialty Retail (1.7%):

57,500	Gap, Inc. (The)	1,204,625
97,280	Home Depot, Inc.	2,814,310

		4,018,935

Wireless Telecommunication Services (0.8%):

87,600	Vodafone Group plc ADR	2,022,684

Total Common Stocks (Cost $125,855,792)		155,472,013

Convertible Bonds (11.2%):
Auto Components (0.3%):

$633,000	BorgWarner, Inc., 3.50%, 4/15/12	798,371

Biotechnology (0.5%):

559,000	Amylin Pharmaceuticals, Inc., 3.00%, 6/15/14	436,020
746,000	Cephalon, Inc., 2.50%, 5/1/14	832,723

		1,268,743

Capital Markets (0.7%):

660,000	Affiliated Managers Group, Inc., 3.95%, 8/15/38, Callable 8/15/13 @ 100	650,925
73,000	Janus Capital Group, Inc., 3.25%, 7/15/14	87,965
350,000	Jefferies Group, Inc., 3.88%, 11/1/29, Callable 11/1/17 @ 100	345,625
564,000	NASDAQ OMX Group, Inc. (The), 2.50%, 8/15/13	528,750

		1,613,265

Commercial Services & Supplies (1.1%):

244,000	Helix Energy Solutions Group, Inc., 3.25%, 12/15/25, Callable 12/20/12 @ 100	219,600

Shares or
Principal		Fair
Amount		Value
641,000	Interpublic Group of Cos., Inc. (The), 4.25%, 3/15/23, Callable 3/15/12 @ 100	$636,994
1,499,000	Sandisk Corp., 1.00%, 5/15/13	1,249,791
512,000	Xilinx, Inc., 3.13%, 3/15/37	473,600

		2,579,985

continued

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Principal		Fair
Amount		Value
Convertible Bonds, continued

Communications Equipment (0.4%):

$273,000	JDS Uniphase Corp., 1.00%, 5/15/26, Callable 5/20/13 @ 100	$233,415
400,000	JDS Uniphase Corp., 1.00%, 5/15/26	342,000
406,000	SBA Communications Corp., 1.88%, 5/1/13	416,658

		992,073

Computers & Peripherals (0.2%):

306,000	NetApp, Inc., 1.75%, 6/1/13	379,440

Diversified Telecommunication Services (0.7%):

878,000	L-3 Communication Corp., 3.00%, 8/1/35 Callable 2/1/11 @ 100	921,900
960,000	Lucent Technologies Corp., 2.88%, 6/15/25, Callable 6/20/15 @100	818,400

		1,740,300

Electric Utilities (0.0%):

38,000	PG&E Corp., 9.50%, 6/30/10	116,328

Electronic Equipment Instruments & Components (0.2%):

460,000	Linear Technology Corp., Series A 3.00%, 5/1/27, Callable 5/1/14 @ 100	461,150

Health Care Equipment & Supplies (1.0%):

580,000	Allergan, Inc., 1.50%, 4/1/26, Callable 4/5/11	667,725
525,000	Invitrogen Corp., 1.50%, 2/15/24, Callable 2/15/12 @ 100	606,375
171,000	Invitrogen Corp., 3.25%, 6/15/25, Callable 6/15/11 @ 100	201,780
923,000	LifePoint Hospitals, Inc., Series MKWL, 3.50%, 5/15/14	859,544

		2,335,424

Hotels, Restaurants & Leisure (0.4%):

716,000	International Game Technology, Inc., 3.25%, 5/1/14	872,625

Industrial Conglomerates (0.6%):

$1,025,000	Ford Motor Co., 4.25%, 11/15/16	1,285,094
166,000	Textron, Inc., Series TXT, 4.50%, 5/1/13	267,467

		1,552,561

IT Services (1.2%):

1,235,000	3M Co., 0.47%, 11/21/32, Callable 2/12/10 @ 85.34+	1,094,519
856,000	Cadence Design Systems, Inc., 1.38%, 12/15/11	797,150
580,000	Cadence Design Systems, Inc., 1.50%, 12/15/13	469,075
347,000	Symantec Corp., 0.75%, 6/15/11	377,362
336,000	Symantec Corp., 1.00%, 6/15/13	376,740

		3,114,846

Life Sciences Tools & Services (0.4%):

925,000	Millipore Corp., 3.75%, 6/1/26, Callable 12/1/11 @ 100	953,906

Media (0.9%):

568,000	Interpublic Group of Cos., Inc., 4.75%, 3/15/23, Callable 3/15/12 @ 100	572,260
508,000	Liberty Global, Inc., 4.50%, 11/15/16	551,180
1,011,700	Liberty Media Corp., 3.13%, 3/30/23, Callable 4/5/15 @ 100	1,018,023

		2,141,463

Metals & Mining (0.3%):

567,000	Allegheny Technologies, Inc., 4.25%, 6/1/14	776,081

Pharmaceuticals (1.9%):

1,234,000	Amgen, Inc., 0.38%, 2/1/13	1,241,712
800,000	Amgen, Inc., 0.38%, 2/1/13	805,000
578,000	King Pharmaceuticals, Inc., 1.25%, 4/1/26, Callable 4/1/13 @ 100	535,373
1,126,000	Mylan, Inc., 1.25%, 3/15/12	1,168,225
1,179,000	Omnicare, Inc., 3.25%, 12/15/35, Callable 12/15/15 @ 100	959,411

		4,709,721

continued

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Principal		Fair
Amount		Value
Convertible Bonds, continued

Semiconductors & Semiconductor Equipment (0.4%):

$277,000	Linear Technology Corp., Series A, 3.00%, 5/1/27, Callable 5/1/14 @ 100	$277,693
257,000	ON Semiconductor Corp., 2.63%, 12/15/26, Callable 12/20/13 @ 100	285,591
354,000	Xilinx, Inc., 3.13%, 3/15/37	327,450

		890,734

Total Convertible Bonds (Cost $25,557,561)		27,297,016

Corporate Bonds (6.8%):
Automobiles (0.0%):

55,000	Daimler Finance LLC, 7.30%, 1/15/12	59,793
10,000	DaimlerChrysler NA Holdings Corp., 8.50%, 1/18/31	12,288

		72,081

Beverages (0.0%):

65,000	Anheuser-Busch InBev NV Worldwide, 7.20%, 1/15/14	73,721
20,000	Anheuser-Busch InBev Worldwide, Inc., 5.38%, 11/15/14	21,175

		94,896

Biotechnology (0.0%):

55,000	Biogen Idec, Inc., 6.88%, 3/1/18	59,199

Commercial Banks (1.2%):

55,000	Bank of America Corp., Series MTNL, 5.65%, 5/1/18	55,859
55,000	BB&T Corp., 6.85%, 4/30/19, MTN	61,688
1,000,000	Citibank NA, 1.75%, 12/28/12	991,202
1,050,000	Citigroup Funding, Inc., 2.25%, 12/10/12	1,058,243
85,000	Citigroup, Inc., 6.13%, 5/15/18	85,460
105,000	HBOS plc, 6.75%, 5/21/18	97,430
50,000	PNC Funding Corp., 6.70%, 6/10/19	55,949
310,000	Wells Fargo & Co., 5.63%, 12/11/17	322,448

		2,728,279

Commercial Services & Supplies (0.1%):

55,000	Republic Services, Inc., 5.50%, 9/15/19	55,850
70,000	Waste Management, Inc., 6.13%, 11/30/39	69,563

		125,413

Communications Equipment (0.0%):

55,000	Cisco Systems, Inc., 4.95%, 2/15/19	56,375
20,000	Cisco Systems, Inc., 5.90%, 2/15/39	20,222

		76,597

Computers & Peripherals (0.0%):

110,000	IBM Corp., 5.60%, 11/30/39	110,631

Consumer Finance (0.2%):

205,000	American Express Co., 8.13%, 5/20/19	242,938
140,000	Capital One Financial Corp., 6.75%, 9/15/17	150,649

		393,587

Diversified Consumer Services (1.3%):

215,000	AIG SunAmerica Global Finance Vi, 6.30%, 5/10/11	213,858
100,000	Farmers Exchange Capital, 7.05%, 7/15/28	87,118
80,000	FBG Finance, Ltd., 5.13%, 6/15/15	82,805
10,000	Fedex Corp., 7.25%, 2/15/11	10,591
400,000	General Electric Capital Corp., Series G, 2.20%, 6/8/12	405,610
1,200,000	General Electric Capital Corp., Series G, 2.63%, 12/28/12, MTN	1,222,096
275,000	General Electric Capital Corp., Series G, 6.00%, 8/7/19, MTN	285,456
60,000	Household Finance Corp., 8.00%, 7/15/10	62,179
165,000	Household Finance Corp., 6.38%, 10/15/11	175,482
65,000	HSBC Finance Corp., 6.75%, 5/15/11	68,697
50,000	Platinum Underwriters Finance, Inc., Series B, 7.50%, 6/1/17	51,136

continued

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Principal		Fair
Amount		Value
Corporate Bonds, continued
Diversified Consumer Services, continued

$80,000	Prudential Financial, Inc., Series D, 4.75%, 9/17/15, MTN	$81,121
35,000	Prudential Financial, Inc., 6.63%, 12/1/37	35,877
25,000	Telecom Italia Capital, 4.88%, 10/1/10	25,587
105,000	Telefonica Europe BV, 8.25%, 9/15/30	130,729
115,000	Xlliac Global Funding, 4.80%, 8/10/10	115,668

		3,054,010

Diversified Financial Services (1.1%):

295,000	Bank of America Corp., 5.75%, 12/1/17	302,085
180,000	Bank of America Corp., 7.63%, 6/1/19	208,232
10,000	Bear Stearns Co., Inc., 6.40%, 10/2/17	10,901
120,000	Bear Stearns Co., Inc., 7.25%, 2/1/18	137,742
135,000	Citigroup, Inc., 6.13%, 11/21/17	136,077
320,000	Citigroup, Inc., 8.50%, 5/22/19	369,521
45,000	Credit Suisse (USA), Inc., 5.13%, 8/15/15	47,845
180,000	General Electric Capital Corp., 5.63%, 5/1/18	184,453
40,000	General Electric Capital Corp., 5.88%, 1/14/38, MTN	37,035
200,000	GMAC, Inc., 2.20%, 12/19/12	201,226
220,000	Goldman Sachs Group, Inc., 6.15%, 4/1/18	235,510
140,000	Goldman Sachs Group, Inc., 6.75%, 10/1/37	143,904
105,000	Harley-Davidson Funding Corp., 6.80%, 6/15/18	104,708
120,000	JPMorgan Chase & Co., 2.13%, 12/26/12	120,529
210,000	JPMorgan Chase & Co., 6.00%, 1/15/18	225,749
65,000	JPMorgan Chase & Co., 6.30%, 4/23/19	71,505
70,000	Merrill Lynch & Co., 6.88%, 4/25/18	75,421
55,000	Nisource Finance Corp., 6.80%, 1/15/19	58,820
75,000	WEA Finance LLC, 6.75%, 9/2/19	80,531

		2,751,794

Diversified Telecommunication Services (0.3%):

70,000	AT&T Corp., 8.00%, 11/15/31	85,436
250,000	AT&T, Inc., 6.30%, 1/15/38	253,933
15,000	AT&T, Inc., 6.55%, 2/15/39	15,805
25,000	SBC Communications, Inc., 6.15%, 9/15/34	24,713
145,000	Verizon Communications, Inc., 5.50%, 2/15/18	151,318
65,000	Verizon Communications, Inc., 6.35%, 4/1/19	71,710
120,000	Verizon Communications, Inc., 8.95%, 3/1/39	162,366

		765,281

Electric Utilities (0.3%):

10,000	Consumers Energy Corp., Series F, 4.00%, 5/15/10	10,108
150,000	Exelon Generation Co. LLC, 5.20%, 10/1/19	150,067
125,000	FirstEnergy Solutions Corp., 6.05%, 8/15/21	126,101
40,000	Ohio Power Co., 6.00%, 6/1/16	42,407
125,000	Ohio Power Co., Series 1, 5.38%, 10/1/21	125,334
45,000	PPL Energy Supply LLC, 6.30%, 7/15/13	48,458
35,000	PPL Energy Supply LLC, 6.50%, 5/1/18	36,495
105,000	Progress Energy, Inc., 7.05%, 3/15/19	117,469
100,000	Virginia Electric & Power Co., 8.88%, 11/15/38	141,157

		797,596

Electronic Equipment Instruments & Components (0.2%):

45,000	Agilent Technologies, Inc., 5.50%, 9/14/15	47,169
40,000	Amphenol Corp., 4.75%, 11/15/14	40,014

continued

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Principal		Fair
Amount		Value
Corporate Bonds, continued
Electronic Equipment Instruments & Components, continued

$30,000	Corning, Inc., 6.63%, 5/15/19	$32,692
335,000	General Electric Co., 5.25%, 12/6/17	342,325

		462,200

Food & Staples Retailing (0.2%):

10,000	ConAgra Foods, Inc., 7.00%, 10/1/28	10,717
60,000	ConAgra Foods, Inc., 8.25%, 9/15/30	71,922
70,000	Delhaize America, Inc., 9.00%, 4/15/31	89,621
135,000	Kraft Foods, Inc., 7.00%, 8/11/37	143,777
70,000	Kroger Co. (The), 3.90%, 10/1/15	70,382
10,000	Kroger Co. (The), 6.40%, 8/15/17	10,924
20,000	Yum! Brands, Inc., 6.25%, 3/15/18	21,816
60,000	Yum! Brands, Inc., 5.30%, 9/15/19	60,264

		479,423

Food Products (0.0%):

30,000	Bunge Limited Finance Corp., 8.50%, 6/15/19	34,197
15,000	Kraft Foods, Inc., 6.88%, 2/1/38	15,741

		49,938

Gas Utilities (0.0%):

45,000	Texas East Transmission, 7.00%, 7/15/32	50,579

Health Care Equipment & Supplies (0.1%):

321,000	Wright Medical Group, Inc., 2.63%, 12/1/14	280,875

Health Care Providers & Services (0.1%):

35,000	AmerisourceBergen Corp., 4.88%, 11/15/19	34,554
50,000	Quest Diagnostics, Inc., 4.75%, 1/30/20	48,855
110,000	Roche Holdings, Inc., 6.00%, 3/1/19	120,873
60,000	UnitedHealth Group, Inc., 6.00%, 2/15/18	61,977

		266,259

Insurance (0.2%):

60,000	ACE INA Holdings, Inc., 5.60%, 5/15/15	64,387
50,000	Allstate Corp. (The), 7.45%, 5/16/19	58,091
60,000	MetLife, Inc., 6.75%, 6/1/16	67,191
65,000	MetLife, Inc., Series A, 6.82%, 8/15/18	72,394
20,000	MetLife, Inc., 7.72%, 2/15/19	23,503
45,000	Principal Financial Group, Inc., 8.88%, 5/15/19	51,908
20,000	Prudential Financial, Inc., 7.38%, 6/15/19	22,423
50,000	Reinsurance Group of America, Inc., 6.45%, 11/15/19	49,836
15,000	WellPoint, Inc., 7.00%, 2/15/19	16,776

		426,509

Machinery (0.0%):

55,000	Cooper Industries, Inc., 5.25%, 11/15/12	59,020

Media (0.4%):

135,000	Comcast Corp., 5.70%, 5/15/18	141,919
130,000	Cox Communications, Inc., 8.38%, 3/1/39	161,873
5,000	DIRECTV Holdings, 7.63%, 5/15/16, Callable 5/15/12 @ 103.81	5,463
80,000	DIRECTV Holdings, 5.88%, 10/1/19	81,368
90,000	News America, Inc., 7.85%, 3/1/39	105,275
35,000	Time Warner Cable, Inc., 6.75%, 7/1/18	38,450
60,000	Time Warner Cable, Inc., 8.75%, 2/14/19	73,127
35,000	Time Warner Cable, Inc., 8.25%, 4/1/19	41,688
40,000	Time Warner, Inc., 5.88%, 11/15/16	43,180
55,000	Time Warner, Inc., 7.70%, 5/1/32	64,588
25,000	Viacom, Inc., 5.63%, 9/15/19	26,103
60,000	Viacom, Inc., 6.88%, 4/30/36	64,878

		847,912

continued

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Principal		Fair
Amount		Value
Corporate Bonds, continued

Metals & Mining (0.1%):

$20,000	Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/1/17, Callable 4/1/12 @ 104.19	$21,900
105,000	Newmont Mining Corp., 5.13%, 10/1/19	105,049

		126,949

Multiline Retail (0.0%):

65,000	Kohl’s Corp., 6.88%, 12/15/37	73,720

Office Electronics (0.0%):

40,000	Xerox Corp., 6.35%, 5/15/18	41,725
15,000	Xerox Corp., 5.63%, 12/15/19	14,979

		56,704

Oil, Gas & Consumable Fuels (0.3%):

25,000	Centerpoint Energy, Inc., Series B, 7.88%, 4/1/13	28,159
30,000	Centerpoint Energy, Inc., 6.25%, 2/1/37	29,082
75,000	Energy Transfer Partners LP, 8.50%, 4/15/14	86,572
35,000	Enterprise Products Operating LP, 5.25%, 1/31/20	34,623
75,000	Enterprise Products Partners LP, 6.50%, 1/31/19	80,906
50,000	Hess Corp., 6.00%, 1/15/40	49,512
135,000	Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	142,994
50,000	Plains All American Pipeline, 8.75%, 5/1/19	58,955
60,000	Plains All American Pipeline, 6.70%, 5/15/36	61,192
65,000	Questar Market Resources, Inc., 6.80%, 4/1/18	67,737
45,000	Spectra Energy Capital Corp., 7.50%, 9/15/38	49,821
95,000	XTO Energy, Inc., 5.50%, 6/15/18	101,333
5,000	XTO Energy, Inc., 6.50%, 12/15/18	5,714

		796,600

Shares or
Principal		Fair
Amount		Value
Pharmaceuticals (0.3%):

$85,000	GlaxoSmithkline, 5.65%, 5/15/18	$91,680
95,000	Medco Health Solutions, Inc., 7.13%, 3/15/18	106,793
95,000	Merck & Co., Inc., 5.00%, 6/30/19	98,747
230,000	Pfizer, Inc., 6.20%, 3/15/19	255,673
10,000	Wyeth, 5.50%, 2/15/16	10,749
10,000	Wyeth, 5.45%, 4/1/17	10,658
20,000	Wyeth, 6.45%, 2/1/24	22,281

		596,581

Real Estate Investment Trusts (REITs) (0.1%):

55,000	Avalonbay Communities, Inc., 6.10%, 3/15/20, MTN	56,164
70,000	Boston Properties LP, 5.88%, 10/15/19	70,219
65,000	Simon Property Group LP, 6.75%, 5/15/14, Callable 2/15/14 @ 100	69,269

		195,652

Road & Rail (0.1%):

35,000	CSX Corp., 7.38%, 2/1/19	39,984
70,000	Norfolk Southern Corp., 5.75%, 1/15/16	74,471
70,000	Union Pacific Corp., 7.88%, 1/15/19	84,700
20,000	Union Pacific Corp., 6.13%, 2/15/20	21,650

		220,805

Semiconductors & Semiconductor Equipment (0.0%):

50,000	KLA Instruments Corp., 6.90%, 5/1/18	52,607

Specialty Retail (0.1%):

97,447	CVS Pass-Through Trust, 6.04%, 12/10/28	92,218
19,864	CVS Pass-Through Trust, 8.35%, 7/10/31	21,514
70,000	Home Depot, Inc., 5.88%, 12/16/36	67,568

		181,300

continued

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Shares or
Principal		Fair
Amount		Value
Corporate Bonds, continued

Tobacco (0.1%):

$55,000	Altria Group, Inc., 9.25%, 8/6/19	$67,024
110,000	Philip Morris International, Inc., 5.65%, 5/16/18	115,674

		182,698

Total Corporate Bonds (Cost $15,931,251)		16,435,695

Preferred Stocks (1.5%):
Commercial Services & Supplies (0.6%):
17,650	Archer Daniels	769,716
14,665	Avery Dennison	567,536

		1,337,252

Diversified Financial Services (0.2%):
5,108	KeyCorp, Series A	409,406

Health Care Providers & Services (0.1%):
310	HealthSouth Corp.	256,525

Multi-Utilities (0.2%):

22,092	Centerpoint Energy, Inc.	600,902

Pharmaceuticals (0.4%):

18,000	El Paso Energy Capital Trust I	657,900
8,000	Omnicare Capital Trust II	295,000

		952,900

Shares or
Principal		Fair
Amount		Value

Total Preferred Stocks (Cost $3,494,166)		$3,556,985

U.S. Government Agency Mortgages (0.9%):
Federal Home Loan Mortgage Corporation (0.6%)

$450,000	3.00%, 7/28/14	456,080
950,000	4.88%, 6/13/18	1,016,173

		1,472,253

Federal National Mortgage Association (0.3%)

540,000	4.38%, 10/15/15	574,475
185,000	6.63%, 11/15/30	222,334

Total U.S. Government Agency Mortgages (Cost $2,285,704)		2,269,062

U.S. Treasury Obligations (9.1%):
U.S. Treasury Bonds (1.2%)

150,000	4.38%, 2/15/38	144,000
500,000	6.63%, 2/15/27	624,453
450,000	5.25%, 2/15/29	487,547
100,000	4.75%, 2/15/37	102,188
$1,700,000	3.50%, 2/15/39	1,392,405
100,000	4.25%, 5/15/39	93,813

		2,844,406

U.S. Treasury Notes (7.9%)

2,100,000	0.88%, 2/28/11	2,105,086
2,900,000	0.88%, 3/31/11	2,905,324
700,000	4.75%, 3/31/11	734,343
2,850,000	0.75%, 11/30/11	2,831,409
570,000	1.75%, 8/15/12	573,696
250,000	4.38%, 8/15/12	268,965
180,000	4.13%, 8/31/12	192,431
1,680,000	2.75%, 10/31/13	1,720,557
1,350,000	1.75%, 3/31/14	1,317,938
200,000	2.63%, 6/30/14	201,453
1,290,000	2.38%, 10/31/14	1,275,991
5,000,000	2.13%, 11/30/14	4,881,650
150,000	2.75%, 2/15/19	138,094

		19,146,937

Total U.S. Treasury Obligations (Cost $22,314,440)		21,991,343

Asset Backed Securities (0.0%):
37,928	BAE Systems 2001 Asset Trust, 6.66%, 9/15/13	38,801
17,422	Harley-Davidson Motorcycle Trust, 4.07%, 2/15/12	17,571
28,202	Harley-Davidson Motorcyle Trust, 4.41%, 6/15/12	28,628

Total Asset Backed Securities (Cost $83,549)		85,000

Yankee Dollar (1.2%):
Building Products (0.0%):

30,000	Holcim U.S. Finance SARL & CIE SCS, 6.00%, 12/30/19	31,227

Capital Markets (0.0%):

30,000	Brookfield Asset Management, Inc., 7.13%, 6/15/12	31,493

		Fair
Shares		Value
25,000	Brookfield Asset Management, Inc., 5.80%, 4/25/17	$22,780

		54,273

Chemicals (0.0%):

50,000	Potash Corp. of Saskatchewan, Inc., 6.50%, 5/15/19	55,378
15,000	Potash Corp. of Saskatchewan, Inc., 4.88%, 3/30/20	14,799
15,000	Potash Corp. of Saskatchewan, Inc., 5.88%, 12/1/36	14,768

		84,945

continued

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2009

Principal		Fair
Amount		Value
Yankee Dollar, continued

Commercial Banks (0.3%):

$100,000	Abbey National Treasury Service plc, 3.88%, 11/10/14	100,356
175,000	Barclays Bank plc, 6.75%, 5/22/19	195,201
95,000	Commonwealth Bank of Australia, 5.00%, 10/15/19	94,319
100,000	Royal Bank of Scotland plc, 4.88%, 8/25/14, MTN	101,368
60,000	UBS AG Stamford CT, 5.88%, 12/20/17	61,661
70,000	Westpac Banking Corp., 4.20%, 2/27/15	71,153

		624,058

Diversified Consumer Services (0.0%):

105,000	Nationwide Building Society, 4.25%, 2/1/10	105,031

Diversified Financial Services (0.2%):

65,000	Credit Suisse Group, 6.00%, 2/15/18	68,012
100,000	Credit Suisse NY, 5.30%, 8/13/19	102,698
45,000	Deutsche Telekom International Finance, 8.25%, 6/15/30	57,875
100,000	Iberdrola Finance Ireland, Ltd., 3.80%, 9/11/14	100,452
45,000	Rio Tinto Finance (USA), Ltd., 9.00%, 5/1/19	56,951

		385,988

Diversified Telecommunication Services (0.1%):

75,000	Deutsche Telekom International Finance BV, 6.00%, 7/8/19	80,075
80,000	Telecom Italia Capital, 7.00%, 6/4/18	88,023
55,000	Telecom Italia Capital SA, 7.18%, 6/18/19	61,318

		229,416

Electric Utilities (0.1%):

80,000	Electricite de France, 6.50%, 1/26/19	89,809
100,000	Enel Finance International SA, 5.13%, 10/7/19	100,618

		190,427

Electronic Equipment Instruments & Components (0.0%):

70,000	Philips Electronics NV, 5.75%, 3/11/18	74,484

Energy Equipment & Services (0.1%):

150,000	Weatherford International, Ltd., 9.63%, 3/1/19	187,005

Food & Staples Retailing (0.0%):

40,000	Delhaize Group, 5.88%, 2/1/14	42,961

Media (0.1%):

45,000	Vivendi, 6.63%, 4/4/18	48,771
100,000	WPP Finance, 8.00%, 9/15/14	113,726

		162,497

Metals & Mining (0.1%):

170,000	ArcelorMittal, 9.85%, 6/1/19	219,878
55,000	Vale Overseas, Ltd., 5.63%, 9/15/19	55,535

		275,413

Oil, Gas & Consumable Fuels (0.1%):

150,000	Petrobras International Finance Co., 5.75%, 1/20/20	152,593
55,000	Transocean, Inc., 6.00%, 3/15/18	58,682

		211,275

Sovereign Bond (0.1%):

95,000	Republic of Italy, 6.88%, 9/27/23	107,529

Tobacco (0.0%):

40,000	BAT International Finance plc, 9.50%, 11/15/18	50,796

Total Yankee Dollar (Cost $2,653,668)		2,817,325

Investment Company (4.7%):
11,383,867	Dreyfus Treasury Prime Cash Management, 0.00%(a)	11,383,867

Total Investment Company (Cost $11,383,867)		11,383,867

Total Investment Securities (Cost $210,204,998)(b) — 99.8%		241,949,866
Net other assets (liabilities) — 0.2%		535,042

Net Assets — 100.0%		$242,484,908

Percentages indicated are based on net assets as of December 31, 2009.

*	Non-income producing security.

+	Effective yield at time of purchase.

continued

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2009

ADR—American Depository Receipt

LLC—Limited Liability Company

LP—Limited Partnership

plc—Public Liability Company

(a)	The rate represents the effective yield at December 31, 2009.

(b)	Cost for federal income tax purposes is $213,796,292. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$33,720,269
Unrealized depreciation	(5,566,695)

Net unrealized appreciation	$28,153,574

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage
Australia	0.0%
Belgium	0.0
Canada	0.0
Cayman Islands	0.0
France	0.1
Germany	1.8
Ireland	1.5
Italy	0.0
Japan	0.9
Luxembourg	0.2
Netherlands	1.6
Switzerland	1.8
United Kingdom	3.2
United States	88.9

100.0%

See accompanying notes to the financial statements.

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Statement of Assets and Liabilities
December 31, 2009

AZL Van
Kampen
Equity and
Income Fund

Assets:
Investment securities, at cost	$210,204,998

Investment securities, at value	$241,949,866
Interest and dividends receivable	742,314
Receivable for capital shares issued	347,478
Receivable for investments sold	15,906
Prepaid expenses	4,784

Total Assets	243,060,348

Liabilities:
Payable for investments purchased	319,618
Manager fees payable	139,850
Administration fees payable	8,916
Distribution fees payable	51,339
Administrative and compliance services fees payable	5,823
Trustee fees payable	243
Other accrued liabilities	49,651

Total Liabilities	575,440

Net Assets	$242,484,908

Net Assets Consist of:
Capital	$233,792,727
Accumulated net investment income/(loss)	3,340,659
Accumulated net realized gains/(losses) from investment transactions	(26,393,346)
Net unrealized appreciation/(depreciation) on investments	31,744,868

Net Assets	$242,484,908

Shares of beneficial interest (unlimited number of shares authorized, no par value)	22,384,649
Net Asset Value (offering and redemption price per share)	$10.83

See accompanying notes to the financial statements.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL Van
Kampen
Equity and
Income Fund

Investment Income:
Interest	$2,220,515
Dividends	3,251,363

Total Investment Income	5,471,878

Expenses:
Manager fees	1,428,433
Administration fees	88,976
Distribution fees	476,144
Custodian fees	19,814
Administrative and compliance services fees	10,254
Trustees’ fees	17,642
Professional fees	33,374
Shareholder reports	43,043
Other expenses	44,127

Total expenses before reductions	2,161,807
Less expenses voluntarily waived/reimbursed by the Manager	(120,816)
Less expenses paid indirectly	(1,144)

Net expenses	2,039,847

Net Investment Income/(Loss)	3,432,031

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(7,215,798)
Net realized gains/(losses) on futures transactions	463,723
Change in unrealized appreciation/depreciation on investments	50,623,100

Net Realized/Unrealized Gains/(Losses) on Investments	43,871,025

Change in Net Assets Resulting From Operations	$47,303,056

See accompanying notes to the financial statements.

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Statements of Changes in Net Assets

	AZL Van Kampen
	Equity and Income Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$3,432,031	$4,507,196
Net realized gains/(losses) on investment transactions	(6,752,075)	(18,832,489)
Change in unrealized appreciation/depreciation on investments	50,623,100	(37,240,585)

Change in net assets resulting from operations	47,303,056	(51,565,878)

Dividends to Shareholders:
From net investment income	(4,597,412)	(5,052,189)
From net realized gains on investments	—	(6,159,902)

Change in net assets resulting from dividends to shareholders	(4,597,412)	(11,212,091)

Capital Transactions:
Proceeds from shares issued	84,441,642	28,457,775
Proceeds from dividends reinvested	4,597,412	11,212,091
Value of shares redeemed	(25,024,467)	(85,319,721)

Change in net assets resulting from capital transactions	64,014,587	(45,649,855)

Change in net assets	106,720,231	(108,427,824)
Net Assets:
Beginning of period	135,764,677	244,192,501

End of period	$242,484,908	$135,764,677

Accumulated net investment income/(loss)	$3,340,659	$4,500,952

Share Transactions:
Shares issued	9,518,799	2,664,393
Dividends reinvested	439,523	1,063,766
Shares redeemed	(2,659,484)	(8,064,713)

Change in shares	7,298,838	(4,336,554)

See accompanying notes to the financial statements.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$9.00	$12.57	$12.68	$11.58	$10.86

Investment Activities:
Net Investment Income/(Loss)	0.07	0.34	0.26	0.19	0.14
Net Realized and Unrealized Gains/(Losses) on Investments	1.98	(3.25)	0.13	1.24	0.59

Total from Investment Activities	2.05	(2.91)	0.39	1.43	0.73

Dividends to Shareholders From:
Net Investment Income	(0.22)	(0.30)	(0.20)	(0.12)	—
Net Realized Gains	—	(0.36)	(0.30)	(0.21)	(0.01)

Total Dividends	(0.22)	(0.66)	(0.50)	(0.33)	(0.01)

Net Asset Value, End of Period	$10.83	$9.00	$12.57	$12.68	$11.58

Total Return(a)	22.85%	(23.92)%	3.07%	12.52%	6.75%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$242,485	$135,765	$244,193	$224,971	$162,671
Net Investment Income/(Loss)	1.80%	2.37%	2.05%	2.00%	1.55%
Expenses Before Reductions(b)	1.13%	1.13%	1.11%	1.11%	1.18%
Expenses Net of Reductions	1.07%	1.07%	1.06%	1.08%	1.18%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.07%	N/A	N/A	N/A	N/A
Portfolio Turnover Rate	68.56%	59.48%	69.49%	55.05%	46.94%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Van Kampen Equity and Income Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2009

securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2009

foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Mortgage Dollar Roll Transactions

The Fund may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, a Fund sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Fund will not be entitled to receive any interest or principal paid on the securities sold. The Fund is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Fund may also be compensated by receipt of a commitment fee.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2009

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. There were no foreign currency exchange contracts outstanding at period end. During the year ended December 31, 2009, the Fund had limited activity in these transactions.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. There were no futures contracts outstanding at period end. During the year ended December 31, 2009, the Fund had limited activity in these transactions.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2009.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

		Realized	Change in Unrealized
		Gain (Loss)	Appreciation
	Location of Gain (Loss)	on Derivatives	(Depreciation) on
	on Derivatives	Recognized in	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Income	in Income
Equity Contracts	Net realized gains/(losses) on futures transactions/change in unrealized appreciation/depreciation on investments	$463,723	$—
Foreign Exchange Contracts	Net realized gains/(losses) on securities and foreign currency transactions/change in unrealized appreciation/depreciation on investments	$(1,062)	$—

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2009

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.20%.

For the year ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Expense Limit
AZL Van Kampen Equity and Income Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on the first $100 million in assets, 0.675% on the next $100 million in assets, and 0.65% on assets above $200 million. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time after April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2009

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $9,083 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

For the year ended December 31, 2009, the Fund paid approximately $7,694 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Domestic+	$130,808,376	$—	$130,808,376
Common Stocks — Foreign(a)+	24,663,637	—	24,663,637
Convertible Preferred Stocks	641,560	—	641,560
Asset Backed Securities	—	85,000	85,000
Convertible Bonds	—	27,297,015	27,297,015
Corporate Bonds	—	16,435,696	16,435,696
Preferred Stocks:	—	—	—
Commercial Services & Supplies	1,337,252	—	1,337,252
Diversified Financial Services	409,406	—	409,406
Health Care Providers & Services	—	256,525	256,525
Multi-Utilities	—	600,902	600,902
Pharmaceuticals	657,900	295,000	952,900
U.S. Government Agency Mortgages	—	2,269,062	2,269,062
U.S. Treasury Obligations	—	21,991,343	21,991,343
Yankee Dollar	—	2,817,325	2,817,325
Investment Company	11,383,867	—	11,383,867

Total Investment Securities	$169,901,998	$72,047,868	$241,949,866

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions. see the accompanying Schedules of Portfolio Investments.

25

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Equity and Income Fund
Notes to the Financial Statements, continued
December 31, 2009

5. Security Purchases and Sales

For the year ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Van Kampen Equity and Income Fund	$181,272,720	$122,153,725

For the year ended December 31, 2009, cost of purchases and proceeds from sales on long-term U.S. Government Securities were as follows:

	Purchases	Sales
AZL Van Kampen Equity and Income Fund	$35,161,421	$29,291,892

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires
	12/31/2016	12/31/2017
AZL Van Kampen Equity and Income Fund	$10,772,995	$11,083,165

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $1,358,125 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Equity and Income Fund	$4,597,412	$—	$4,597,412

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Equity and Income Fund	$6,466,543	$4,745,548	$11,212,091

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Accumulated
			Capital		Total
	Undistributed		and		Accumulated
	Ordinary	Accumulated	Other	Unrealized	Earnings
	Income	Earnings	Losses	Appreciation(b)	(Deficit)
AZL Van Kampen Equity and Income Fund	$3,752,893	$3,752,893	$(23,214,285)	$28,153,573	$8,692,181

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Equity and Income Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

27

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2009, 66.60% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

28

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Subsequent Event (Unaudited):

On October 19, 2009, Invesco Ltd. announced that it entered into a definitive agreement to acquire the retail asset management business of Morgan Stanley Investment Management Inc. The transaction includes a sale of the part of the asset management business that subadvises the Fund. The transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid 2010. Upon closing, all subadvisory agreements between the Manager and VKAM are expected to terminate. It is anticipated that, upon approval of the Trustees, a new subadvisory agreement will be entered into with an affiliate of Invesco Ltd.

29

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

30

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

31

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

32

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

33

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

34

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

35

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

36

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

37

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® Van Kampen
Global Real Estate Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Subsequent Event

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Van Kampen Global Real Estate Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Van Kampen Global Real Estate Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of Morgan Stanley & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2009?
From the 12-month period ended December 31, 2009 the AZL® Van Kampen Global Real Estate Fund returned 40.19%1. That compared to a 38.25% total return for its benchmark, the FTSE EPRA/NAREIT Global Real Estate Index2.
Global real estate securities rallied significantly beginning in mid-March due to an improved outlook for the global economy, a strong rally in the broader equity and debt markets, overall improvements in capital market conditions and the significant volume of successful public real estate company equity offerings, which allowed the companies to strengthen their balance sheets. The Fund’s absolute performance benefited from this environment.*
The global portfolio is comprised of three regional portfolios. A global allocation process weights each of the three major regions (U.S., Europe and Asia) based on the subadviser’s view of the relative attractiveness of each region, in terms of underlying real estate fundamentals and public market valuations.*
The Fund outperformed its benchmark due to the managers’ strategies in these regional portfolios. In Asia, the Fund benefited from its overweight position in Hong Kong and from stock selection within that market, its underweight in Australia, and its stock selection in Japan and Singapore. Relative returns were partially diminished by the Fund’s underweight position in Singapore and its overweight stake in Japan.
In Europe, the Fund benefited from stock selection in the United Kingdom and its underweight position in Belgium. However, relative returns were reduced somewhat by stock selection in Sweden. In the U.S., the Fund benefited from an overweight stake and stock selection in the hotel sector, stock selection in the apartment, office, mall and diversified sectors, and an underweight position in the industrial sector. Stock selection and an overweight position in the storage sector and stock selection in the health care sector dampened relative performance.*

Past performance does not guarantee future results.
*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[2]	The Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association (“EPRA”)/ NAREIT Global Real Estate Index Series is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. Investors cannot invest directly in an index.

1

AZL® Van Kampen Global Real Estate Fund Review
Fund Objective
The Fund’s investment objective is to provide income and capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests in equity securities of companies in the real estate industry located throughout the world.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing involves increased risk and volatility.
Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

			Since
	1	3	Inception
	Year	Year	(5/1/06)

AZL® Van Kampen Global Real Estate Fund	40.19%	-11.49%	-4.53%

FTSE EPRA/NAREIT Global Real Estate Index	38.25%	-12.39%	-4.43%

Expense Ratio

Gross			1.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (e.g., cash overdraft fees) and expenses paid indirectly, to 1.35% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association (“EPRA”)/NAREIT Global Real Estate Index series which is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.
The hypothetical $10,000 investment for the FTSE EPRA/NAREIT Global Real Estate Index is calculated from 4/30/06.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Expense Example and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Van Kampen Global Real Estate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Van Kampen Global Real Estate Fund	$1,000.00	$1,267.30	$7.72	1.35%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Van Kampen Global Real Estate Fund	$1,000.00	$1,018.40	$6.87	1.35%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Expense Example and Portfolio Composition, continued
(Unaudited)

The AZL Van Kampen Global Real Estate Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Diversified Financial Services	1.3%
Diversified REITs	11.4
Health Care Providers & Services	0.5
Industrial Conglomerates	0.3
Industrial REITs	1.6
Office REITs	6.5
Real Estate Investment Trusts (REITs)	1.9
Real Estate Management & Development	39.2
Residential REITs	7.6
Retail REITs	19.9
Specialized REITs	5.7
Warrants	0.0
Investment Company	3.4

Net Assets	99.3%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Common Stocks (95.9%):
Diversified Financial Services (1.3%):

61,462	HCP, Inc.	$1,877,049

Diversified REITs (11.4%):

176,872	British Land Co. plc	1,355,617
89,384	Dexus Property Trust	67,475
3,713	Fonciere des Regions	379,687
1,759	Gecina SA	190,368
2,370,867	GPT Group	1,272,926
31,135	Liberty Property Trust	996,631
102,008	Mirvac Group	141,872
5,922	PS Business Parks, Inc.	296,396
20,038	Shaftesbury plc	127,042
682,081	Stockland Trust Group	2,396,278
20,817	Unibail	4,582,149
26,246	Ventas, Inc.	1,148,000
48,082	Vornado Realty Trust	3,362,837
1,992	Wereldhave NV	190,315

		16,507,593

Health Care Providers & Services (0.5%):

17,824	Assisted Living Concepts, Inc., Class A*	470,019
19,005	Capital Senior Living Corp.*	95,405
14,400	Extendicare Real Estate Investment Trust	131,109

		696,533

Industrial Conglomerate (0.3%):

377,000	Poly Hong Kong Investment, Ltd.	467,452

Industrial REITs (1.6%):

24,888	AMB Property Corp.	635,889
56,110	DCT Industrial Trust, Inc.	281,672
47,053	Prologis European Properties*	289,831
194,201	SERGO plc	1,071,833

		2,279,225

Office REITs (6.5%):

34,639	Boston Properties, Inc.	2,323,238
583,000	Capitacommerical Trust	482,572
552,731	Commonwealth Property Office Fund	477,846
23,330	Derwent Valley Holdings plc	492,695
21,670	Duke Realty Corp.	263,724
63,235	Great Portland Estates plc	292,889
12,147	ICADE	1,155,101
123	Japan Real Estate Investment Corp.	902,984
10,600	Kilroy Realty Corp.	325,102
29,064	Mack-Cali Realty Corp.	1,004,742
157	Nippon Building Fund, Inc.	1,189,641
4,560	Societe Immobiliere de Locationpour l’Industrie et le Commerce	554,940

		9,465,474

Real Estate Investment Trusts (REITs) (1.9%):

7,920	Apartment Investment & Management Co., Class A	126,086
2,475	Befimmo SCA Sicafi	218,291
11,390	Colony Financial, Inc.	232,014
40,176	Cousins Properties, Inc.	306,543
10,860	CreXus Investment Corp.*	151,606
4,650	Digital Realty Trust, Inc.	233,802
22,210	Kite Realty Group Trust	90,395
3,960	LTC Properties, Inc.	105,930
6,385	Mercialys SA	224,624
6,650	Nationwide Health Properties, Inc.	233,947
9,040	Pebblebrook Hotel Trust*	198,970
25,800	Retail Opportunity Investments Corp.*	260,838
17,400	Starwood Property Trust, Inc.	328,686

		2,711,732

Real Estate Management & Development (39.2%):

158,000	Allgreen Properties, Ltd.	137,056
800	Allreal Holding AG, Registered Shares	95,174
16,578	Alstria Office AG	186,926
564,461	Beni Stabili SPA	463,906
2,485,087	BGP Holdings plc*	0
74,681	Big Yellow Group plc*	425,850
197,186	Brookfield Properties Corp.	2,389,894
310,071	Capital & Regional plc*	169,588
892,000	Capitaland, Ltd.	2,642,739
18,238	Castellum AB	184,083
1,563,120	China Overseas Land & Investment, Ltd.	3,273,089
849,000	China Resources Land, Ltd.	1,911,214
5,000	City Developments, Ltd.	40,797
17,234	Conwert Immobilien Invest AG*	210,934
7,183	Deutsche Euroshop AG	243,215
35,479	Development Securities plc	195,632
98,620	Forest City Enterprises, Inc., Class A*	1,161,744
210,052	Grainger Trust plc	430,311
578,100	Guangzhou R&F Properties Co., Ltd.	1,009,255
561,000	Hang Lung Properties, Ltd.	2,191,892
265,300	Henderson Land Development Co., Ltd.	1,976,846
827,500	Hongkong Land Holdings, Ltd.	4,072,335
81,370	Hufvudstaden AB	615,039
259,242	Hysan Development Co., Ltd.	734,087
183,000	Keppel Land, Ltd.	452,304
502,803	Kerry Properties, Ltd.	2,538,904
167,500	KWG Property Holding, Ltd.	127,744
112,611	Minerva plc*	136,400
377,000	Mitsubishi Estate Co., Ltd.	5,980,738
321,000	Mitsui Fudosan Co., Ltd.	5,391,360

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Real Estate Management & Development, continued

35,958	Morgans Hotel Group*	$162,890
1,109	NTT Urban Development Corp.	735,436
21,792	PSP Swiss Property AG	1,233,492
477,325	Quintain Estates & Development plc*	458,526
266,000	Shimao Property Holdings, Ltd.	498,908
99,984	Sino Land Co., Ltd.	193,033
105,500	Sino-Ocean Land Holdings, Ltd.	96,502
90,357	Sponda Oyj*	353,527
88,813	ST Modwen Properties plc*	275,781
177,000	Sumitomo Realty & Development Co.	3,320,256
603,800	Sun Hung Kai Properties, Ltd.	8,959,798
1,500	Swire Pacific, Ltd., Class A	18,084
116,397	Unite Group plc*	562,804
46,000	Wharf Holdings, Ltd. (The)	263,042
233,000	Wing Tai Holdings, Ltd.	301,487

		56,822,622

Residential REITs (7.6%):

34,828	AvalonBay Communities, Inc.	2,859,727
28,045	Camden Property Trust	1,188,267
24,148	Equity Lifestyle Properties, Inc.	1,218,749
148,551	Equity Residential Properties Trust	5,018,053
480	Essex Property Trust, Inc.	40,152
33,205	Post Properties, Inc.	650,818

		10,975,766

Retail REITs (19.9%):

24,586	Acadia Realty Trust	414,766
75,800	BR Malls Participacoes SA*	925,313
453,000	CapitaMall Trust	574,550
525,547	CFS Retail Property Trust	889,822
13,091	Corio NV	893,997
15,889	Eurocommercial Properties NV	655,581
20,650	Federal Realty Investment Trust	1,398,418
152,261	Hammerson plc	1,033,857
15,497	Klepierre	630,345
151,270	Land Securities Group plc	1,657,584
93,892	Liberty International plc	773,138
1,251	Macerich Co. (The)	44,973
62,511	Regency Centers Corp.	2,191,636
34,770	RioCan	660,085
74,954	Simon Property Group, Inc.	5,981,339
65,887	Starwood Hotels & Resorts Worldwide, Inc.	2,409,488
356,000	Suntec Reit	340,598
7,465	Taubman Centers, Inc.	268,068
2,760	Vastned Retail NV	181,201
617,223	Westfield Group	6,881,503

		28,806,262

Specialized REITs (5.7%):

49,196	Healthcare Realty Trust, Inc.	1,055,746
164,005	Host Hotels & Resorts, Inc.	1,913,939
36,188	Public Storage, Inc.	2,947,513
179,524	Safestore Holdings, Ltd.	478,182
74,414	Senior Housing Properties Trust	1,627,434
8,597	Sovran Self Storage, Inc.	307,171

		8,329,985

Total Common Stocks (Cost $122,354,267)		138,939,693

Warrants (0.0%):
Real Estate Management & Development (0.0%):

3,713	Fonciere des Regions	3,135

Total Warrants (Cost $ — )		3,135

Investment Company (3.4%):
4,909,737	Dreyfus Treasury Prime Cash Management, 0.00%(a)	4,909,737

Total Investment Company (Cost $4,909,737)		4,909,737

Total Investment Securities (Cost $127,264,004)(b) — 99.3%		143,852,565
Net other assets (liabilities) — 0.7%		1,056,306

Net Assets — 100.0%		$144,908,871

Percentages indicated are based on net assets as of December 31, 2009.

*	Non-income producing security.

plc—Public Liability Company

REIT—Real Estate Investment Trust

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Schedule of Portfolio Investments, continued
December 31, 2009

(a)	The rate represents the effective yield at December 31, 2009.

(b)	Cost for federal income tax purposes is $145,639,636. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$22,389,104
Unrealized depreciation	(24,176,175)

Net unrealized depreciation	$(1,787,071)

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage
Australia	8.4%
Austria	0.1
Belgium	0.2
Bermuda	2.8
Brazil	0.6
Canada	2.2
China	0.3
Finland	0.2
France	5.4
Germany	0.3
Hong Kong	16.6
Italy	0.3
Japan	12.2
Luxembourg	0.2
Netherlands	1.3
Singapore	3.5
Sweden	0.6
Switzerland	0.9
United Kingdom	6.9
United States	37.0

100.0%

Foreign Currency Contracts

As of December 31, 2009 the Fund’s open foreign currency exchange contracts were as follows:

				Unrealized
	Delivery	Contract	Fair	Appreciation/
Long Contracts	Date	Amount	Value	(Depreciation)

Receive 309,230 Hong Kong Dollars in exchange for U.S. Dollars	1/4/10	$39,876	$39,886	$10

				Unrealized
	Delivery	Contract	Fair	Appreciation/
Short Contracts	Date	Amount	Value	(Depreciation)

Deliver 13,629,991 Japanese Yen in exchange for U.S. Dollars	1/5/10	$147,830	$146,374	$1,456

As of December 31, 2009 the Fund’s open foreign cross currency contracts were as follows:

							Net
							Unrealized
		Amount		Amount	Contract	Market	Appreciation/
Purchase/Sale		Purchased		Sold	Value	Value	(Depreciation)

Euro/British Sterling Pounds	EUR	21,389	GBP	19,350	$30,663	$30,072	$(591)

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Statement of Assets and Liabilities
December 31, 2009

AZL Van
Kampen
Global Real
Estate Fund

Assets:
Investment securities, at cost	$127,264,004

Investment securities, at value	$143,852,565
Dividends receivable	368,225
Foreign currency, at value (cost $525,508)	528,047
Receivable for capital shares issued	45,097
Receivable for investments sold	498,252
Unrealized appreciation on foreign currency contracts	1,466
Reclaims receivable	71,817
Prepaid expenses	2,872

Total Assets	145,368,341

Liabilities:
Unrealized depreciation on foreign currency contracts	591
Payable for investments purchased	235,569
Payable for capital shares redeemed	11,173
Manager fees payable	109,708
Administration fees payable	5,397
Distribution fees payable	30,340
Administrative and compliance services fees payable	3,472
Trustee fees payable	145
Other accrued liabilities	63,075

Total Liabilities	459,470

Net Assets	$144,908,871

Net Assets Consist of:
Capital	$188,020,409
Accumulated net investment income/(loss)	2,382,656
Accumulated net realized gains/(losses) from investment transactions	(62,077,885)
Net unrealized appreciation/(depreciation) on investments	16,583,691

Net Assets	$144,908,871

Shares of beneficial interest (unlimited number of shares authorized, no par value)	19,146,746
Net Asset Value (offering and redemption price per share)	$7.57

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL Van
Kampen
Global Real
Estate Fund

Investment Income:
Dividends	$4,128,855
Foreign withholding tax	(181,255)

Total Investment Income	3,947,600

Expenses:
Manager fees	1,036,488
Administration fees	55,163
Distribution fees	287,913
Custodian fees	136,060
Administrative and compliance services fees	6,070
Trustees’ fees	10,747
Professional fees	21,397
Shareholder reports	33,172
Other expenses	30,431

Total expenses before reductions	1,617,441
Less expenses contractually waived/reimbursed by the Manager	(62,970)
Less expenses paid indirectly	(4,005)

Net expenses	1,550,466

Net Investment Income/(Loss)	2,397,134

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(32,139,468)
Change in unrealized appreciation/depreciation on investments	75,836,654

Net Realized/Unrealized Gains/(Losses) on Investments	43,697,186

Change in Net Assets Resulting From Operations	$46,094,320

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Statements of Changes in Net Assets

	AZL Van
	Kampen Global Real Estate Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$2,397,134	$2,228,301
Net realized gains/(losses) on investment transactions	(32,139,468)	(29,087,413)
Change in unrealized appreciation/depreciation on investments	75,836,654	(47,788,551)

Change in net assets resulting from operations	46,094,320	(74,647,663)

Dividends to Shareholders:
From net investment income	(1,590,970)	(2,385,712)
From net realized gains on investments	—	(8,160,272)

Change in net assets resulting from dividends to shareholders	(1,590,970)	(10,545,984)

Capital Transactions:
Proceeds from shares issued	46,166,880	54,298,946
Proceeds from dividends reinvested	1,590,970	10,545,984
Value of shares redeemed	(35,952,459)	(48,090,142)

Change in net assets resulting from capital transactions	11,805,391	16,754,788

Change in net assets	56,308,741	(68,438,859)
Net Assets:
Beginning of period	88,600,130	157,038,989

End of period	$144,908,871	$88,600,130

Accumulated net investment income/(loss)	$2,382,656	$1,319,524

Share Transactions:
Shares issued	8,616,575	6,416,698
Dividends reinvested	213,840	1,297,169
Shares redeemed	(5,919,358)	(5,842,520)

Change in shares	2,911,057	1,871,347

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

				May 1, 2006 to
	Year Ended December 31,			December 31,
	2009	2008	2007	2006(a)

Net Asset Value, Beginning of Period	$5.46	$10.93	$12.08	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.11	0.13	0.13	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	2.08	(4.91)	(1.17)	2.12

Total from Investment Activities	2.19	(4.78)	(1.04)	2.17

Dividends to Shareholders From:
Net Investment Income	(0.08)	(0.16)	(0.06)	(0.07)
Net Realized Gains	—	(0.53)	(0.05)	(0.02)

Total Dividends	(0.08)	(0.69)	(0.11)	(0.09)

Net Asset Value, End of Period	$7.57	$5.46	$10.93	$12.08

Total Return(b) (c)	40.19%	(45.83)%	(8.68)%	21.66%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$144,909	$88,600	$157,039	$134,713
Net Investment Income/(Loss)(d)	2.08%	1.70%	1.07%	1.00%
Expenses Before Reductions(d) (e)	1.40%	1.43%	1.37%	1.45%
Expenses Net of Reductions(d)	1.34%	1.36%	1.35%	1.33%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d) (f)	1.35%	N/A	N/A	N/A
Portfolio Turnover Rate(c)	47.65%	45.59%	46.22%	10.75%

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Van Kampen Global Real Estate Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2009

securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2009

not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2009

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The contract amount of foreign currency exchange contracts outstanding was $0.2 million as of December 31, 2009. The monthly average contract amount for these contracts was $0.3 million for the period ended December 31, 2009.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. There were no futures contracts outstanding at period end. During the year ended December 31, 2009, the Fund did not enter into any futures contracts.

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments under Statement 133, as of December 31, 2009:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Foreign Exchange Contracts	Unrealized appreciation on foreign currency contracts	$1,466	Unrealized depreciation on foreign currency contracts	$(591)

*	Total Fair Value is presented by Primary Risk Exposure. For foreign currency exchange contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives).

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

Change in Unrealized
		Realized	Appreciation
	Location of Gain (Loss)	Gain (Loss)	(Depreciation) on
	on Derivatives	on Derivatives	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Recognized in Income	in Income
Foreign Exchange Contracts	Net realized gains (losses) on securities and foreign currency transactions/change in unrealized appreciation/depreciation on investments	$68,549	$2,654

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2009

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.35%.

For the year ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Van Kampen Global Real Estate Fund	0.90%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires	Expires	Expires
	12/31/2010	12/31/2011	12/31/2012
AZL Van Kampen Global Real Estate Fund	$27,734	$94,313	$62,970

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2009, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2009

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $5,495 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

For the year ended December 31, 2009, the Fund paid approximately $414 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Domestic+	$48,210,412	$—	$48,210,412
Common Stocks — Foreign(a):
Diversified REITs	—	10,703,729	10,703,729
Health Care Providers & Services	131,109	—	131,109
Industrial Conglomerates	—	467,452	467,452
Industrial REITs	—	1,361,664	1,361,664
Office REITs	—	5,548,668	5,548,668
Real Estate Investment Trusts (REITs)	—	442,915	442,915
Real Estate Management & Development	6,462,229	49,035,759	55,497,988
Retail REITs	1,585,398	14,512,176	16,097,574
Specialized REITs	—	478,182	478,182
Warrants	—	3,135	3,135
Investment Company	4,909,737	—	4,909,737

Total Investment Securities	61,298,885	82,553,680	143,852,565

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2009

	Level 1	Level 2	Total
Other Financial Instruments*	$—	$875	$875

Total Investments	$61,298,885	$82,554,555	$143,853,440

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions. see the accompanying Schedules of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Van Kampen Global Real Estate Fund	$64,352,451	$52,776,038

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires
	12/31/2016	12/31/2017
AZL Van Kampen Global Real Estate Fund	$17,669,697	$26,257,042

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $434,398 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Global Real Estate Fund	$1,590,970	$—	$1,590,970

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Global Real Estate Fund	$5,838,420	$4,707,564	$10,545,984

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Global Real Estate Fund
Notes to the Financial Statements, continued
December 31, 2009

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Accumulated
			Capital		Total
	Undistributed		and		Accumulated
	Ordinary	Accumulated	Other	Unrealized	Earnings
	Income	Earnings	Losses	Depreciation(b)	(Deficit)
AZL Van Kampen Global Real Estate Fund	$3,041,540	$3,041,540	$(44,361,137)	$(1,791,941)	$(43,111,538)

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Global Real Estate Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies by brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2009, 16.29% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Subsequent Event (Unaudited):

On October 19, 2009, Invesco Ltd. announced that it entered into a definitive agreement to acquire the retail asset management business of Morgan Stanley Investment Management Inc. (“Morgan Stanley”). The transaction includes a sale of the part of the asset management business that subadvises the Fund. The transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid 2010. Upon closing, all subadvisory agreements between the Manager and VKAM are expected to terminate. It is anticipated that, upon approval of the Trustees, a new subadvisory agreement will be entered into with an affiliate of Morgan Stanley.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

25

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

26

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

27

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

28

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

29

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

30

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® Van Kampen
Growth and Income Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Subsequent Event

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Van Kampen Growth and Income Fund
Allianz Investment Management LLC serves as the Manager for the AZL ® Van Kampen Growth and Income Fund and Van Kampen Asset Management Inc. serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of Morgan Stanley & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2009?
For the 12-month period December 31, 2009, the AZL® Van Kampen Growth and Income Fund returned 23.64%. That compared to a 19.69% total return for its benchmark, the Russell 1000® Value Index1.
The Fund’s positive return on an absolute basis was driven by the stock market’s strong performance from mid-March through the end of the period. The Fund’s holdings overall rallied along with the broader market.
Strong performance relative to the benchmark index resulted from the manager’s emphasis on particular stocks. In the energy sector, for example, the Fund’s holdings in exploration and production companies benefited from rising energy prices and the improving economic environment. Health care stocks also contributed to relative outperformance during the period; in particular, the portfolio benefited from its investments in shares of two companies that were targeted for acquisition during the period.*
In the technology sector, exposure to semiconductor and software and services stocks added to relative gains. In software and services, the Fund took a position in an Internet company undergoing a management change. The firm’s stock price rose as the new management drove revenue growth and sold a non-core asset. The consumer staples sector also bolstered relative returns; one of the Fund’s top holdings was shares of a confectionery company that performed strongly following an announcement that a competitor had made an offer to acquire it.*
The Fund’s holdings in the financials sector detracted from relative performance somewhat. Holdings in the sector were focused on shares of companies the manager believes possess conservative balance sheets and appropriate risk/return characteristics. These companies did not participate in the stock market rally to the degree that lower-quality financial stocks did. The Fund’s relative gains were also dampened by an underweight position in materials, an economically sensitive sector that performed well as the market rebounded.*

Past performance does not guarantee future results.
*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. Investors cannot invest directly in an index.

1

AZL® Van Kampen Growth and Income Fund Review
Fund Objective
The Fund’s investment objective is income and long-term growth of capital. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 65% of its total assets in income producing equity securities, including common stocks and convertible securities.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

				Since
	1	3	5	Inception
	Year	Year	Year	(4/30/01)

AZL® Van Kampen Growth and Income Fund	23.64%	-5.19%	1.53%	3.10%

Russell 1000® Value Index	19.69%	-8.96%	-0.25%	2.20%

Expense Ratio

Gross	1.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager voluntarily reduced the management fee to 0.675% on the first $100 million of assets and 0.65% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Van Kampen Growth and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Van Kampen Growth and Income Fund	$1,000.00	$1,257.00	$5.58	0.98%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Return Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Van Kampen Growth and Income Fund	$1,000.00	$1,020.27	$4.99	0.98%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Van Kampen Growth and Income Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Aerospace & Defense	0.5%
Air Freight & Logistics	0.5
Automobiles	0.7
Beverages	0.9
Capital Markets	2.0
Chemicals	1.1
Commercial Banks	4.7
Commercial Services & Supplies	2.1
Communications Equipment	1.5
Computers & Peripherals	2.6
Diversified Financial Services	7.9
Diversified Telecommunication Services	1.1
Electric Utilities	4.5
Electronic Equipment Instruments & Components	1.2
Energy Equipment & Services	2.1
Food & Staples Retailing	4.1
Food Products	2.8
Health Care Equipment & Supplies	2.1
Health Care Providers & Services	1.5
Hotels, Restaurants & Leisure	0.3
Household Durables	1.3
Industrial Conglomerates	5.0
Insurance	6.1
Internet Software & Services	2.9
Machinery	2.1
Media	6.7
Metals & Mining	1.5
Oil, Gas & Consumable Fuels	11.7
Personal Products	1.0
Pharmaceuticals	8.2
Semiconductors & Semiconductor Equipment	2.0
Software	0.2
Specialty Retail	2.5
Wireless Telecommunication Services	1.3
Investment Company	2.8

99.5%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Convertible Preferred Stock (0.4%):
Diversified Financial Services (0.4%):

44,000	Bank of America Corp.	$656,480

Total Convertible Preferred Stock (Cost $660,000)		656,480

Common Stocks (96.3%):
Aerospace & Defense (0.5%):

13,700	General Dynamics Corp.	933,929

Air Freight & Logistics (0.5%):

10,900	FedEx Corp.	909,605

Automobiles (0.7%):

22,700	Ford Motor Co.*	227,000
38,690	Harley-Davidson, Inc.	974,988

		1,201,988

Beverages (0.9%):

29,660	Coca-Cola Co. (The)	1,690,620

Capital Markets (2.0%):

144,860	Charles Schwab Corp.	2,726,265
23,500	State Street Corp.	1,023,190

		3,749,455

Chemicals (1.1%):

74,700	Dow Chemical Co. (The)	2,063,961

Commercial Banks (4.7%):

47,000	BB&T Corp.	1,192,390
97,900	Fifth Third Bancorp	954,525
39,600	First Horizon National Corp.*	530,643
65,270	PNC Financial Services Group, Inc.	3,445,603
36,200	U.S. Bancorp	814,862
64,200	Wells Fargo & Co.	1,732,758

		8,670,781

Commercial Services & Supplies (2.1%):

24,900	Avery Dennison Corp.	908,601
34,500	Cintas Corp.	898,725
21,901	Manpower, Inc.	1,195,357
34,000	Robert Half International, Inc.	908,820

		3,911,503

Communications Equipment (1.5%):

118,100	Cisco Systems, Inc.*	2,827,314

Computers & Peripherals (2.6%):

66,900	Dell, Inc.*	960,684
72,690	Hewlett-Packard Co.	3,744,262

		4,704,946

Diversified Financial Services (7.5%):

217,700	Bank of America Corp.	3,278,562
377,100	Citigroup, Inc.	1,248,201
219,896	JPMorgan Chase & Co.	9,163,066

		13,689,829

Diversified Telecommunication Services (1.1%):

59,560	Verizon Communications, Inc.	1,973,223

Electric Utilities (4.5%):

113,374	American Electric Power Co., Inc.	3,944,281
24,900	Edison International	866,022
18,819	Entergy Corp.	1,540,147
40,550	FirstEnergy Corp.	1,883,548

		8,233,998

Electronic Equipment Instruments & Components (1.2%):

72,700	Agilent Technologies, Inc.*	2,258,789

Energy Equipment & Services (2.1%):

37,320	Schlumberger, Ltd.	2,429,159
53,700	Smith International, Inc.	1,459,029

		3,888,188

Food & Staples Retailing (4.1%):

69,600	SYSCO Corp.	1,944,624
68,100	Wal-Mart Stores, Inc.	3,639,945
50,200	Walgreen Co.	1,843,344

		7,427,913

Food Products (2.8%):

135,700	Kraft Foods, Inc., Class A	3,688,326
45,080	Unilever NV New York Shares	1,457,437

		5,145,763

Health Care Equipment & Supplies (2.1%):

141,480	Boston Scientific Corp.*	1,273,320
55,055	Covidien plc	2,636,584

		3,909,904

Health Care Providers & Services (1.5%):

35,510	Cardinal Health, Inc.	1,144,842
51,500	UnitedHealth Group, Inc.	1,569,720

		2,714,562

Hotels, Restaurants & Leisure (0.3%):

20,320	Starbucks Corp.*	468,579

Household Durables (1.3%):

83,370	Sony Corp. ADR	2,417,730

Industrial Conglomerates (5.0%):

309,800	General Electric Co.	4,687,274
20,300	Siemens AG ADR	1,861,510
75,465	Tyco International, Ltd.	2,692,591

		9,241,375

Insurance (6.1%):

48,050	Chubb Corp. (The)	2,363,099
244,540	Marsh & McLennan Cos., Inc.	5,399,443
11,200	Transatlantic Holdings, Inc.	583,632
55,728	Travelers Cos., Inc. (The)	2,778,598

		11,124,772

Internet Software & Services (2.9%):

168,130	eBay, Inc.*	3,957,780
84,200	Yahoo!, Inc.*	1,412,876

		5,370,656

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued

Machinery (2.1%):

58,900	Dover Corp.	$2,450,829
40,140	Ingersoll-Rand plc	1,434,604

		3,885,433

Media (6.7%):

156,270	Comcast Corp., Class A	2,634,712
41,311	Time Warner Cable, Inc.	1,709,862
111,230	Time Warner, Inc.	3,241,242
157,490	Viacom, Inc., Class B*	4,682,178

		12,267,994

Metals & Mining (1.5%):

17,500	Freeport-McMoRan Copper & Gold, Inc., Class B*	1,405,075
26,510	Newmont Mining Corp.	1,254,188

		2,659,263

Oil, Gas & Consumable Fuels (11.7%):

63,070	Anadarko Petroleum Corp.	3,936,829
34,030	BP plc ADR	1,972,719
30,068	ConocoPhillips	1,535,573
27,770	Devon Energy Corp.	2,041,095
37,082	Exxon Mobil Corp.	2,528,622
22,873	Hess Corp.	1,383,816
53,220	Occidental Petroleum Corp.	4,329,447
60,580	Royal Dutch Shell plc ADR	3,641,464

		21,369,565

Personal Products (1.0%):

37,300	Estee Lauder Co., Inc. (The), Class A	1,803,828

Pharmaceuticals (8.2%):

27,940	Abbott Laboratories	1,508,481
38,020	Bayer AG ADR	3,033,996
131,310	Bristol-Myers Squibb Co.	3,315,578
61,623	Merck & Co., Inc.	2,251,704
147,900	Pfizer, Inc.	2,690,301
51,760	Roche Holding AG ADR	2,184,272

		14,984,332

Semiconductors & Semiconductor Equipment (2.0%):

102,890	Intel Corp.	2,098,956
40,362	Lam Research Corp.*	1,582,594

		3,681,550

Software (0.2%):

25,629	Symantec Corp.*	458,503

Specialty Retail (2.5%):

65,400	Gap, Inc. (The)	1,370,130
110,610	Home Depot, Inc.	3,199,947

		4,570,077

Wireless Telecommunication Services (1.3%):

101,400	Vodafone Group plc ADR	2,341,326

Total Common Stocks (Cost $151,038,663)		176,551,254

Investment Company (2.8%):
5,234,760	Dreyfus Treasury Prime Cash Management, 0.00%(a)	5,234,760

Total Investment Company (Cost $5,234,760)		5,234,760

Total Investment Securities (Cost $156,933,423)(b) — 99.5%		182,442,494
Net other assets (liabilities) — 0.5%		916,398

Net Assets — 100.0%		$183,358,892

Percentages indicated are based on net assets as of December 31, 2009.

*	Non-income producing security.

ADR—American Depository Receipt

plc—Public Liability Company

(a)	The rate represents the effective yield at December 31, 2009.

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Schedule of Portfolio Investments, continued
December 31, 2009

(b)	Cost for federal income tax purposes is $158,398,487. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$30,141,844
Unrealized depreciation	(6,097,837)

Net unrealized appreciation	$24,044,007

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage
Germany	2.7%
Ireland	2.2
Japan	1.3
Netherlands	2.1
Switzerland	2.7
United Kingdom	4.4
United States	84.6

100.0%

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Statement of Assets and Liabilities
December 31, 2009

AZL Van
Kampen
Growth and
Income Fund

Assets:
Investment securities, at cost	$156,933,423

Investment securities, at value	$182,442,494
Interest and dividends receivable	296,810
Receivable for capital shares issued	794,112
Receivable for investments sold	18,181
Prepaid expenses	3,832

Total Assets	183,555,429

Liabilities:
Manager fees payable	103,190
Administration fees payable	6,783
Distribution fees payable	38,872
Administrative and compliance services fees payable	4,398
Trustee fees payable	174
Other accrued liabilities	43,120

Total Liabilities	196,537

Net Assets	$183,358,892

Net Assets Consist of:
Capital	$189,252,111
Accumulated net investment income/(loss)	2,141,884
Accumulated net realized gains/(losses) from investment transactions	(33,544,174)
Net unrealized appreciation/(depreciation) on investments	25,509,071

Net Assets	$183,358,892

Shares of beneficial interest (unlimited number of shares authorized, no par value)	19,085,657
Net Asset Value (offering and redemption price per share)	$9.61

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL Van
Kampen
Growth and
Income Fund

Investment Income:
Dividends	$3,771,397

Total Investment Income	3,771,397

Expenses:
Manager fees	1,246,284
Administration fees	76,571
Distribution fees	407,094
Custodian fees	14,680
Administrative and compliance services fees	8,391
Trustees’ fees	15,678
Professional fees	26,043
Shareholder reports	40,581
Other expenses	11,680

Total expenses before reductions	1,847,002
Less expenses voluntarily waived/reimbursed by the Manager	(162,836)
Less expenses paid indirectly	(58,733)

Net expenses	1,625,433

Net Investment Income/(Loss)	2,145,964

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(17,646,226)
Net realized gains/(losses) on futures transactions	385,486
Change in unrealized appreciation/depreciation on investments	51,654,636

Net Realized/Unrealized Gains/(Losses) on Investments	34,393,896

Change in Net Assets Resulting From Operations	$36,539,860

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Statements of Changes in Net Assets

	AZL Van Kampen
	Growth and Income Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$2,145,964	$4,109,086
Net realized gains/(losses) on investment transactions	(17,260,740)	(14,653,221)
Change in unrealized appreciation/depreciation on investments	51,654,636	(82,401,256)

Change in net assets resulting from operations	36,539,860	(92,945,391)

Dividends to Shareholders:
From net investment income	(4,098,139)	(5,128,281)
From net realized gains on investments	—	(14,833,552)

Change in net assets resulting from dividends to shareholders	(4,098,139)	(19,961,833)

Capital Transactions:
Proceeds from shares issued	15,685,724	20,570,113
Proceeds from dividends reinvested	4,098,139	19,961,833
Value of shares redeemed	(28,764,535)	(95,588,828)

Change in net assets resulting from capital transactions	(8,980,672)	(55,056,882)

Change in net assets	23,461,049	(167,964,106)
Net Assets:
Beginning of period	159,897,843	327,861,949

End of period	$183,358,892	$159,897,843

Accumulated net investment income/(loss)	$2,141,884	$4,098,135

Share Transactions:
Shares issued	2,076,315	2,131,497
Dividends reinvested	444,002	2,010,255
Shares redeemed	(3,552,551)	(9,348,335)

Change in shares	(1,032,234)	(5,206,583)

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$7.95	$12.95	$13.37	$12.36	$11.76

Investment Activities:
Net Investment Income/(Loss)	0.12	0.24	0.22	0.15	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	1.75	(4.31)	0.14	1.74	0.98

Total from Investment Activities	1.87	(4.07)	0.36	1.89	1.08

Dividends to Shareholders From:
Net Investment Income	(0.21)	(0.24)	(0.18)	(0.10)	(0.04)
Net Realized Gains	—	(0.69)	(0.60)	(0.78)	(0.44)

Total Dividends	(0.21)	(0.93)	(0.78)	(0.88)	(0.48)

Net Asset Value, End of Period	$9.61	$7.95	$12.95	$13.37	$12.36

Total Return(a)	23.64%	(32.86)%	2.64%	15.90%	9.24%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$183,359	$159,898	$327,862	$370,723	$315,538
Net Investment Income/(Loss)	1.32%	1.71%	1.39%	1.34%	1.02%
Expenses Before Reductions(b)	1.13%	1.12%	1.09%	1.16%	1.20%
Expenses Net of Reductions	1.00%	1.00%	0.99%	1.09%	1.18%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.03%	1.03%	1.00%	1.10%	1.20%
Portfolio Turnover Rate	53.84%	39.96%	25.25%	29.83%	40.15%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Van Kampen Growth and Income Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2009

securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2009

foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2009

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Fund did not enter into foreign currency exchange contracts during the year ended December 31, 2009.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. There were no futures contracts outstanding at period end. During the year ended December 31, 2009, the Fund had limited activity in these transactions.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2009.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

		Realized	Change in Unrealized
		Gain (Loss)	Appreciation
	Location of Gain (Loss)	on Derivatives	(Depreciation) on
	on Derivatives	Recognized in	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Income	in Income
Equity Contracts	Net realized gains/(losses) on futures transactions/change in unrealized appreciation/depreciation on investments	$385,486	$—

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.20%.

The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million of assets at 0.775%, the next $150 million in assets at 0.75%, the next $250 million in assets at 0.725% and assets above

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2009

$500 million at 0.675%. The Manager voluntarily reduced the management fee as follows: the first $100 million of assets at 0.675% and assets above $100 million at 0.65%. The Manager reserves the right to stop reducing the management fee at any time after April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $8,156 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2009

For the year ended December 31, 2009, the Fund paid approximately $1,997 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Domestic+	$148,447,863	$—	$148,447,863
Common Stocks — Foreign(a)+	28,103,391	—	28,103,391
Convertible Preferred Stocks	656,480	—	656,480
Investment Company	5,234,760	—	5,234,760

Total Investment Securities	$182,442,494	$—	$182,442,494

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Van Kampen Growth and Income Fund	$83,970,177	$92,017,254

6. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires
	12/31/2016	12/31/2017
AZL Van Kampen Growth and Income Fund	$4,769,482	$26,333,786

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Growth and Income Fund
Notes to the Financial Statements, continued
December 31, 2009

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $975,842 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Growth and Income Fund	$4,098,139	$—	$4,098,139

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen Growth and Income Fund	$8,302,236	$11,659,597	$19,961,833

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

	Undistributed		Accumulated		Total
	Ordinary	Accumulated	Capital and	Unrealized	Accumulated
	Income	Earnings	Other Losses	Appreciation(b)	Earnings (Deficit)
AZL Van Kampen Growth and Income Fund	$2,141,884	$2,141,884	$(32,079,110)	$24,044,007	$(5,893,219)

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Growth and Income Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2009, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Subsequent Event (Unaudited):

On October 19, 2009, Invesco Ltd. announced that it entered into a definitive agreement to acquire the retail asset management business of Morgan Stanley Investment Management Inc. The transaction includes a sale of the part of the asset management business that subadvises the Fund. The transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid 2010. Upon closing, all subadvisory agreements between the Manager and VKAM are expected to terminate. It is anticipated that, upon approval of the Trustees, a new subadvisory agreement will be entered into with an affiliate of Invesco Ltd.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

24

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

25

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

26

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

27

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

28

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

29

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® Van Kampen
International Equity Fund
(formerly AZL® Van Kampen Global Franchise Fund)
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Subsequent Event

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Van Kampen International Equity Fund (formerly AZL® Van Kampen Global Franchise Fund)
Allianz Investment Management LLC serves as the Manager for the AZL® Van Kampen International Equity Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of Morgan Stanley & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2009?
For the 12-month period ended December 31, 2009, the AZL® Van Kampen International Equity Fund returned 26.32%. That compared to a 30.79% total return for its benchmark, the MSCI World Index1.
The global financial markets experienced significant volatility during the period. Most global markets hit new lows in mid-March but rebounded sharply thereafter due to signs of improvements in the overall global economy. Those gains benefited the Fund’s performance on an absolute basis.
The managers’ bottom-up stock selection process has typically caused the Fund to have a relatively low correlation to its benchmark index. For the period, the Fund’s underperformance relative to the index was largely the result of the Fund’s overweight allocation to consumer staples stocks, which underperformed during much of the period as government stimulus packages, incentive programs and monetary easing rekindled investors’ appetite for stocks in riskier market sectors. In addition, the Fund’s underweight allocation to the strong-performing technology sector dampened relative returns.*
The Fund’s relative returns were bolstered by underweight allocations to utilities and telecommunications—two sectors that performed poorly during the period—as well as strong stock selection in the consumer staples and industrials sectors.*

Past performance does not guarantee future results.
*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The Morgan Stanley Capital International (“MSCI”) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in an index.

1

AZL® Van Kampen International Equity Fund Review
Fund Objective
The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees without shareholder approval. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located throughout the world that it believes have, among other things, resilient business franchises and growth potential.
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

				Since
	1	3	5	Inception
	Year	Year	Year	(5/1/03)

AZL® Van Kampen International Equity Fund	26.32%	-0.30%	6.05%	9.80%

MSCI World Index	30.79%	-5.09%	2.57%	8.16%

Expense Ratio

Gross	1.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager and the Fund have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to 0.80% limiting operating expenses, excluding certain expenses (such as interest expense), to 1.39% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) World Index, an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.
The hypothetical $10,000 investment for the MSCI World Index is calculated from 4/30/03.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen International Equity Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Van Kampen International Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Van Kampen International Equity Fund	$1,000.00	$1,202.00	$6.77	1.22%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Van Kampen International Equity Fund	$1,000.00	$1,019.06	$6.21	1.22%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen International Equity Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Van Kampen International Equity Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Auto Components	1.2%
Automobiles	0.8
Beverages	2.3
Chemicals	2.9
Commercial Banks	4.2
Commercial Services & Supplies	1.3
Construction Materials	1.8
Diversified Financial Services	0.5
Diversified Telecommunication Services	2.7
Electric Utilities	5.4
Electrical Equipment	2.1
Electronic Equipment Instruments & Components	3.1
Food & Staples Retailing	0.9
Food Products	7.6
Hotels, Restaurants & Leisure	1.2
Household Durables	1.0
Household Products	4.4
Industrial Conglomerates	1.6
Insurance	5.9
Leisure Equipment & Products	0.4
Machinery	1.9
Marine	0.5
Media	2.2
Metals & Mining	3.2
Multi-Utilities	1.6
Oil, Gas & Consumable Fuels	8.9
Pharmaceuticals	9.2
Real Estate Management & Development	1.4
Semiconductors & Semiconductor Equipment	0.8
Software	0.6
Specialty Retail	0.5
Tobacco	7.3
Trading Companies & Distributors	3.6
Wireless Telecommunication Services	3.3
Investment Company	3.3

99.6%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen International Equity Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Common Stocks (96.3%):
Auto Components (1.2%):

373,000	NGK SPARK PLUG Co., Ltd.	$4,199,929

Automobiles (0.8%):

70,600	Toyota Motor Corp.	2,966,797

Beverages (2.3%):

233,572	Diageo plc	4,072,810
151,652	Dr Pepper Snapple Group, Inc.	4,291,752

		8,364,562

Chemicals (2.9%):

56,576	Akzo Nobel NV	3,728,696
131,200	JSR Corp.	2,659,962
47,100	NITTO DENKO Corp.	1,678,715
24,364	Orica, Ltd.	564,565
164,800	TAIYO NIPPON SANSO Corp.	1,748,167

		10,380,105

Commercial Banks (4.2%):

1,010,854	Barclays plc	4,453,919
482,000	Chiba Bank, Ltd. (The)	2,876,854
2,008,825	Lloyds Banking Group plc*	1,612,460
2,831	Societe Generale	195,864
74,672	Sumitomo Mitsui Financial Group, Inc.	2,129,212
836,000	Sumitomo Trust & Banking Co., Ltd. (The)	4,064,799

		15,333,108

Commercial Services & Supplies (1.3%):

2,768,364	Hays plc	4,614,566

Construction Materials (1.8%):

240,352	Carlsberg A/S, Class B	6,509,914

Diversified Financial Services (0.5%):

183,508	ING Groep NV*	1,773,824

Diversified Telecommunication Services (2.7%):

118,384	France Telecom SA	2,955,441
154,740	Telefonica SA	4,312,405
178,642	Telekom Austria AG	2,550,315

		9,818,161

Electric Utilities (5.4%):

145,219	E.ON AG	6,037,051
136,500	Electricite de France	8,121,662
286,988	Scottish & Southern Energy plc	5,362,315

		19,521,028

Electrical Equipment (2.1%):

149,669	Legrand SA	4,173,061
468,000	Mitsubishi Electric Corp.*	3,455,823

		7,628,884

Electronic Equipment Instruments & Components (3.1%):

122,400	HOYA Corp.	3,245,440
29,100	Keyence Corp.	6,000,252
33,800	TDK Corp.	2,061,336

		11,307,028

Food & Staples Retailing (0.9%):

739,143	William Morrison Supermarkets plc	3,294,871

Food Products (7.6%):

291,213	Cadbury plc	3,746,892
258,139	Nestle SA, Registered Shares	12,544,147
340,847	Unilever NV	11,105,453

		27,396,492

Hotels, Restaurants & Leisure (1.2%):

198,696	InterContinental Hotels Group plc	2,843,000
67,330	OPAP SA	1,473,848

		4,316,848

Household Durables (1.0%):

415,100	Sekisui House, Ltd.	3,723,721

Household Products (4.4%):

211,800	Kao Corp.	4,945,253
205,786	Reckitt Benckiser Group plc	11,147,566

		16,092,819

Industrial Conglomerate (1.6%):

355,346	Smiths Group plc	5,813,607

Insurance (5.9%):

103,324	Admiral Group plc	1,970,749
886,281	AMP, Ltd.	5,336,288
222,300	Mitsui Sumitomo Insurance Group Holdings, Inc.	5,642,785
416,753	Prudential plc	4,244,927
211,400	T&D Holdings, Inc.	4,309,330

		21,504,079

Leisure Equipment & Products (0.4%):

120,100	Sega Sammy Holdings, Inc.	1,431,598

Machinery (1.9%):

37,201	Vallourec SA	6,765,642

Marine (0.5%):

374,723	Mitsui O.S.K. Lines, Ltd.	1,967,352

Media (2.2%):

56,600	Asatsu-DK, Inc.	1,111,519
814,157	Reed Elsevier plc	6,684,784

		7,796,303

Metals & Mining (3.2%):

43,886	ArcelorMittal	1,990,244
148,995	BHP Billiton plc	4,758,676

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen International Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Metals & Mining, continued

56,561	Lonmin plc*	$1,755,753
2,896,628	OZ Minerals, Ltd.*	3,028,005

		11,532,678

Multi-Utilities (1.6%):

262,053	National Grid plc	2,864,148
30,710	RWE AG	2,995,875

		5,860,023

Oil, Gas & Consumable Fuels (8.9%):

245,874	BG Group plc	4,402,475
528,815	BP plc	5,113,590
62,583	Cenovus Energy, Inc.	1,586,122
62,583	EnCana Corp.	2,041,609
222,913	Eni SpA	5,674,584
252	INPEX Corp.	1,891,685
51,600	OAO Gazprom ADR	1,292,580
389,869	Santos, Ltd.	4,907,815
83,605	Total SA	5,356,993

		32,267,453

Pharmaceuticals (9.2%):

150,900	Astellas Pharma, Inc.	5,621,730
120,666	Bayer AG	9,682,897
159,583	Novartis AG, Registered Shares	8,696,540
15,209	Novo Nordisk A/S, B Shares	973,255
49,021	Roche Holding AG	8,341,281

		33,315,703

Real Estate Management & Development (1.4%):

309,000	Mitsubishi Estate Co., Ltd.	4,901,984

Semiconductors & Semiconductor Equipment (0.8%):

43,200	ROHM Co., Ltd.	2,805,793

Software (0.6%):

9,340	Nintendo Co., Ltd.	2,214,555

Specialty Retail (0.5%):

290,694	Esprit Holdings, Ltd.	1,913,275

Tobacco (7.3%):

400,687	British American Tobacco plc	12,996,807
430,329	Imperial Tobacco Group plc	13,560,106

		26,556,913

Trading Companies & Distributors (3.6%):

326,050	Bunzl plc	3,534,228
161,200	Mitsubishi Corp.	4,008,536
281,816	Wolseley plc*	5,636,998

		13,179,762

Wireless Telecommunication Services (3.3%):

2,422	NTT DoCoMo, Inc.	3,374,438
3,764,649	Vodafone Group plc	8,716,646

		12,091,084

Total Common Stocks (Cost $335,321,450)		349,160,461

Investment Company (3.3%):
11,788,557	Dreyfus Treasury Prime Cash Management, 0.00%(a)	11,788,557

Total Investment Company (Cost $11,788,557)		11,788,557

Total Investment Securities (Cost $347,110,007)(b) — 99.6%		360,949,018
Net other assets (liabilities) — 0.4%		1,598,074

Net Assets — 100.0%		$362,547,092

Percentages indicated are based on net assets as of December 31, 2009.

*	Non-income producing security.

ADR—American Depository Receipt

plc—Public Liability Company

(a)	The rate represents the effective yield at December 31, 2009.

(b)	Cost for federal income tax purposes is $351,401,595. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$24,173,268
Unrealized depreciation	(14,625,845)

Net unrealized appreciation	$9,547,423

continued

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen International Equity Fund
Schedule of Portfolio Investments, continued
December 31, 2009

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage
Australia	3.8%
Austria	0.7
Canada	1.0
Denmark	0.3
France	7.6
Germany	5.2
Greece	0.4
Hong Kong	0.5
Ireland	1.8
Italy	1.6
Japan	23.6
Netherlands	5.2
Russian Federation	0.4
Spain	1.2
Switzerland	8.2
United Kingdom	34.0
United States	4.5

100.0%

Foreign Currency Contracts

As of December 31, 2009 the Fund’s open foreign currency exchange contracts were as follows:

				Unrealized
	Delivery	Contract		Appreciation/
Short Contracts	Date	Amount	Fair Value	(Depreciation)
Deliver 680,385 Japanese Yen in exchange for U.S. Dollars	1/5/10	$7,380	$7,307	$73
Deliver 1,630,000,000 Japanese Yen in exchange for U.S. Dollars	1/12/10	18,689,405	17,505,484	1,183,921

				$1,183,994

As of December 31, 2009 the Fund’s open forward foreign cross currency contracts were as follows:

					Net
					Unrealized
	Amount	Amount	Contract		Appreciation/
Purchase/Sale	Purchased	Sold	Value	Fair Value	(Depreciation)
Euro/British Sterling Pounds	EUR 22,493,548	GBP 20,394,000	$33,125,691	$32,434,219	$(691,472)

					$(691,472)

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen International Equity Fund
Statement of Assets and Liabilities
December 31, 2009

AZL Van
Kampen
International
Equity Fund

Assets:
Investment securities, at cost	$347,110,007

Investment securities, at value	$360,949,018
Dividends receivable	461,691
Foreign currency, at value (cost $192,466)	194,156
Receivable for capital shares issued	217,394
Receivable for investments sold	7,307
Unrealized appreciation on foreign currency contracts	1,183,994
Reclaims receivable	719,198
Prepaid expenses	5,531

Total Assets	363,738,289

Liabilities:
Unrealized depreciation on foreign currency contracts	691,472
Payable for capital shares redeemed	476
Manager fees payable	247,093
Administration fees payable	13,245
Distribution fees payable	77,217
Administrative and compliance services fees payable	8,688
Trustee fees payable	429
Other accrued liabilities	152,577

Total Liabilities	1,191,197

Net Assets	$362,547,092

Net Assets Consist of:
Capital	$360,407,831
Accumulated net investment income/(loss)	974,283
Accumulated net realized gains/(losses) from investment transactions	(13,225,713)
Net unrealized appreciation/(depreciation) on investments	14,390,691

Net Assets	$362,547,092

Shares of beneficial interest (unlimited number of shares authorized, no par value)	24,336,464
Net Asset Value (offering and redemption price per share)	$14.90

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen International Equity Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL Van
Kampen
International
Equity Fund

Investment Income:
Dividends	$6,927,703
Foreign withholding tax	(369,822)

Total Investment Income	6,557,881

Expenses:
Manager fees	2,245,128
Administration fees	110,362
Distribution fees	590,822
Custodian fees	39,338
Administrative and compliance services fees	14,378
Trustees’ fees	22,553
Professional fees	44,752
Shareholder reports	52,029
Other expenses	19,880

Total expenses before reductions	3,139,242
Less expenses voluntarily waived/reimbursed by the Manager	(149,166)

Net expenses	2,990,076

Net Investment Income/(Loss)	3,567,805

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	19,762,263
Change in unrealized appreciation/depreciation on investments	26,564,764

Net Realized/Unrealized Gains/(Losses) on Investments	46,327,027

Change in Net Assets Resulting From Operations	$49,894,832

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen International Equity Fund
Statements of Changes in Net Assets

	AZL Van Kampen
	International Equity Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$3,567,805	$7,212,439
Net realized gains/(losses) on investment transactions	19,762,263	(165,354)
Change in unrealized appreciation/depreciation on investments	26,564,764	(114,813,305)

Change in net assets resulting from operations	49,894,832	(107,766,220)

Dividends to Shareholders:
From net investment income	(17,672,893)	(6,300,165)
From net realized gains on investments	—	(20,870,481)

Change in net assets resulting from dividends to shareholders	(17,672,893)	(27,170,646)

Capital Transactions:
Proceeds from shares issued	21,446,121	40,608,202
Proceeds from shares issued in merger	133,760,290	—
Proceeds from dividends reinvested	17,672,893	27,170,646
Value of shares redeemed	(49,905,160)	(138,873,007)

Change in net assets resulting from capital transactions	122,974,144	(71,094,159)

Change in net assets	155,196,083	(206,031,025)
Net Assets:
Beginning of period	207,351,009	413,382,034

End of period	$362,547,092	$207,351,009

Accumulated net investment income/(loss)	$974,283	$16,646,192

Share Transactions:
Shares issued	1,593,435	2,390,509
Shares issued in merger	9,009,665	—
Dividends reinvested	1,232,419	1,763,183
Shares redeemed	(3,738,135)	(9,034,728)

Change in shares	8,097,384	(4,881,036)

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen International Equity Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2009		2008	2007	2006	2005

Net Asset Value, Beginning of Period	$12.77		$19.57	$18.14	$15.46	$13.88

Investment Activities:
Net Investment Income/(Loss)	0.26		0.46	0.35	0.16	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	3.06		(5.80)	1.42	3.09	1.54

Total from Investment Activities	3.32		(5.34)	1.77	3.25	1.62

Dividends to Shareholders From:
Net Investment Income	(1.19)		(0.34)	—	(0.25)	—
Realized Gains	—		(1.12)	(0.34)	(0.32)	(0.04)

Total Dividends	(1.19)		(1.46)	(0.34)	(0.57)	(0.04)

Net Asset Value, End of Period	$14.90		$12.77	$19.57	$18.14	$15.46

Total Return(a)	26.32%		(28.56)%	9.82%	21.25%	11.64%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000’s)	$362,547		$207,351	$413,382	$391,610	$255,583
Net Investment Income/(Loss)	1.51%		2.31%	1.71%	1.31%	1.19%
Expenses Before Reductions(b)	1.33%		1.35%	1.32%	1.32%	1.42%
Expenses Net of Reductions	1.26%		1.29%	1.32%	1.32%	1.42%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.26%		1.30%	1.32%	1.32%	1.42%
Portfolio Turnover Rate	29.56	%(d)	27.13%	31.26%	19.43%	16.33%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 153.46%.

See accompanying notes to the financial statements.

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen International Equity Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Van Kampen International Equity Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen International Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen International Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments, The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen International Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The contract amount of foreign currency exchange contracts outstanding was $51.8 million as of December 31, 2009. The monthly average contract amount for these contracts was $51.4 million for the period ended December 31, 2009.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. During the year ended December 31, 2009, the Fund did not enter into any futures contracts.

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments, as of December 31, 2009:

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and	Total Fair	Assets and	Total Fair
Primary Risk Exposure	Liabilities Location	Value*	Liabilities Location	Value*
Foreign Exchange Contracts	Unrealized appreciation on foreign currency contracts	$1,183,994	Unrealized depreciation on foreign currency contracts	$(691,472)

*	Total Fair Value is presented by Primary Risk Exposure. For foreign currency contracts, such amounts represent the unrealized gain/appreciation (for asset derivatives) or loss/depreciation (for liability derivatives).

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

		Realized	Change in Unrealized
		Gain (Loss)	Appreciation
	Location of Gain (Loss)	on Derivatives	(Depreciation) on
	on Derivatives	Recognized in	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Income	in Income
Foreign Exchange Contracts	Net realized gains (losses) on securities and foreign currency transactions/change in unrealized appreciation/depreciation on investments	$119,916	$(534,174)

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen International Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.39%.

For the year ended December 31, 2009, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*, **	Expense Limit
AZL Van Kampen International Equity Fund	0.95%	1.39%

*	Effective October 26, 2009, the Manager voluntarily reduced the management fee to 0.80% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time after April 30, 2010.

**	For the period January 1, 2009 through October 25, 2009 the Manager voluntarily reduced the management fee to 0.95% on the first $100 million, 0.90% on the next $100 million, and 0.85% on assets above $200 million.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen International Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $15,376 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Total
Investment Securities:
Common Stocks — Domestic+	$4,291,752	$—	$4,291,752
Common Stocks — Foreign(a)
Auto Components	—	4,199,929	4,199,929
Automobiles	—	2,966,797	2,966,797
Beverages	—	4,072,810	4,072,810
Chemicals	—	10,380,105	10,380,105
Commercial Banks	—	15,333,108	15,333,108
Commercial Services & Supplies	—	4,614,566	4,614,566
Construction Materials	—	6,509,914	6,509,914
Diversified Financial Services	—	1,773,824	1,773,824
Diversified Telecommunication Services	—	9,818,161	9,818,161
Electric Utilities	—	19,521,028	19,521,028
Electrical Equipment	—	7,628,884	7,628,884
Electronic Equipment Instruments & Components	—	11,307,028	11,307,028
Food & Staples Retailing	—	3,294,871	3,294,871
Food Products	—	27,396,492	27,396,492
Hotels, Restaurants & Leisure	—	4,316,848	4,316,848
Household Durables	—	3,723,721	3,723,721
Household Products	—	16,092,819	16,092,819
Industrial Conglomerates	—	5,813,607	5,813,607
Insurance	—	21,504,079	21,504,079
Leisure Equipment & Products	—	1,431,598	1,431,598
Machinery	—	6,765,642	6,765,642

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen International Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

	Level 1	Level 2	Total
Marine	$—	$1,967,352	$1,967,352
Media	—	7,796,303	7,796,303
Metals & Mining	—	11,532,678	11,532,678
Multi-Utilities	—	5,860,023	5,860,023
Oil, Gas & Consumable Fuels	4,920,311	27,347,142	32,267,453
Pharmaceuticals	—	33,315,703	33,315,703
Real Estate Management & Development	—	4,901,984	4,901,984
Semiconductors & Semiconductor Equipment	—	2,805,793	2,805,793
Software	—	2,214,555	2,214,555
Specialty Retail	—	1,913,275	1,913,275
Tobacco	—	26,556,913	26,556,913
Trading Companies & Distributors	—	13,179,762	13,179,762
Wireless Telecommunication Services	—	12,091,084	12,091,084
Investment Company	11,788,557	—	11,788,557

Total Investment Securities	21,000,620	339,948,398	360,949,018

Other Financial Instruments*	—	492,522	492,522

Total Investments	$21,000,620	$340,440,920	$361,441,540

*	Other financial instruments would include any derivative instruments, such as futures, forwards and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Van Kampen International Equity Fund	$68,651,819*	$88,152,758*

*	Costs of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after a fund merger are excluded from these amounts. The cost of purchases and proceeds from sales amounts excluded were $287,715,522 and $294,045,225, respectively.

6. Acquisition of AZL Oppenheimer Global Fund

On October 23, 2009, the Fund acquired all of the net assets of the AZL Oppenheimer Global Fund, an open-end investment company, pursuant to a plan of reorganization approved by AZL Oppenheimer Global Fund shareholders on October 21, 2009. The purpose of the transaction was to combine two funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 9,009,665 shares of the Fund, valued at $133,760,290, for 12,244,597 shares of the AZL Oppenheimer Global Fund outstanding on October 23, 2009. The investment portfolio of the AZL Oppenheimer Global Fund, with a fair value of $133,679,982 and identified cost of $119,312,706 at October 23, 2009, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the AZL Oppenheimer Global Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Fund were $243,682,662. All fees and expenses incurred by the AZL Oppenheimer Global Fund and the Fund directly in connection with the plan of reorganization were borne by the respective Funds.

18

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen International Equity Fund
Notes to the Financial Statements, continued
December 31, 2009

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income/(loss)	$4,724,884
Net realized/unrealized gains/(losses)	$80,344,346

Change in net assets resulting from operations	$85,069,230

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the AZL Oppenheimer Global Fund that have been included in the Fund’s statement of operations since October 23, 2009.

7. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires
	12/31/2015	12/31/2016
AZL Van Kampen International Equity Fund	$4,478,674	$6,813,930

During the year ended December 31, 2009, the Fund utilized $8,654,570 capital loss carryforwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2009 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen International Equity Fund	$17,672,893	$—	$17,672,893

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions(a)
AZL Van Kampen International Equity Fund	$9,288,404	$17,882,242	$27,170,646

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Accumulated
Capital
	Undistributed		and		Total
	Ordinary	Accumulated	Other	Unrealized	Accumulated
	Income	Earnings	Losses	Appreciation(b)	Earnings
AZL Van Kampen International Equity Fund	$3,332,762	$3,332,762	$(11,292,604)	$10,099,103	$2,139,261

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen International Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2009, 13.03% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Subsequent Event (Unaudited):

On October 19, 2009, Invesco Ltd. announced that it entered into a definitive agreement to acquire the retail asset management business of Morgan Stanley Investment Management Inc. (“Morgan Stanley”). The transaction includes a sale of the part of the asset management business that subadvises the Fund. The transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid 2010. Upon closing, all subadvisory agreements between the Manager and VKAM are expected to terminate. It is anticipated that, upon approval of the Trustees, a new subadvisory agreement will be entered into with an affiliate of Morgan Stanley.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

On October 21, 2009, there was a special joint meeting of shareholders of the AZL Oppenheimer Global Fund.

To approve an Agreement and Plan of Reorganization (the “Plan”) between the AZL Oppenheimer Global Fund, which is a series of the Allianz Variable Insurance Products Trust (the “VIP Trust”), and the AZL Van Kampen International Equity Fund (the “Acquiring Fund”), which is another series of the VIP Trust;

Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Funds, and the assumption of the Acquired Fund’s liabilities. Each Plan was voted upon by the shareholders of the respective Acquired Fund voting separately.

The number of shares voted is as follows:

				% of	% of	% of
				Outstanding	Outstanding	Outstanding
Acquired Fund	For	Against	Abstain	For	Against	Abstain
AZL Oppenheimer Global Fund	2,195,783.015	61,615.756	180,952.610	18.708%	0.525%	1.542%

23

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

25

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

26

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

27

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

28

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

29

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

30

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

AZL® Van Kampen
Mid Cap Growth Fund
Annual Report
December 31, 2009
Allianz Funds

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Subsequent Event

Special Joint Meeting of Shareholders

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Funds. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Van Kampen Mid Cap Growth Fund
Allianz Investment Management LLC serves as the Manager for the AZL® Van Kampen Mid Cap Growth Fund and Van Kampen Asset Management serves as Subadviser to the Fund.
Van Kampen Asset Management is a wholly-owned subsidiary of Van Kampen Investments Inc. (“Van Kampen”). Van Kampen is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of Morgan Stanley & Co.
What factors affected the Fund’s performance during the 12-month period ended December 31, 2009?
For the 12-month period ended December 31, 2009, the AZL® Van Kampen Mid Cap Growth Fund returned 57.66%1. That compared to a 46.29% total return for its benchmark, the Russell Midcap® Growth Index2.
The stock market rallied as conditions in the economy and financial markets showed signs of improvement, benefiting the Fund’s absolute performance. In addition, the mid-cap firms in which the Fund invests—those that the management team believes are high quality, with sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/ reward profile—performed especially well during most of 2009.
Stock selection was primarily responsible for the Fund’s strong performance relative to its benchmark during the period. Selection in the consumer discretionary sector had a positive effect on relative performance, largely due to exposure to the leisure-time industry. Stock selection in technology also added to relative gains, although an underweight in that sector overall detracted slightly from the Fund’s performance. Within the technology sector, the computer services, software and systems industry was the leading contributor. Additionally, selection and an overweight position in producer durables bolstered relative performance, as the commercial services industry outperformed the index.*
Both stock selection and an underweight position in the materials and processing sector had a negative impact on relative performance. Weakness in the building materials industry was a source of underperformance. Stock selection in energy also hampered relative returns, despite the benefit of the Fund’s overweight position in that sector. The Fund’s energy holdings were largely natural gas stocks, which did not perform as well as other industries in the sector. In additional an overweight stake and stock selection in financial services dampened relative performance as well. Within the sector, the asset management and custodian industry was the leading detractor.*

Past performance does not guarantee future results.
*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2009.

[1]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

[2]	The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

1

AZL® Van Kampen Mid Cap Growth Fund Review
Fund Objective
The Fund’s investment objective is to seek capital growth. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund normally invests at least 80% of its total assets in common stocks and other equity securities of mid capitalization growth companies
Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.
Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.
Growth based investments can perform differently from the market as a whole and can be more volatile that other types of securities.
The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
Growth of a $10,000 Investment
The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.
Average Annual Total Returns as of December 31, 2009

				Since
	1	3	5	Inception
	Year	Year	Year	(4/30/01)

AZL® Van Kampen Mid Cap Growth Fund	57.66%	-0.27%	4.95%	4.32%

Russell Midcap® Growth Index	46.29%	-3.18%	2.40%	2.42%

Expense Ratio

Gross	1.15%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.
The above expense ratio is based on the current Fund prospectus dated April 27, 2009 as revised October 26, 2009. The Manager voluntarily reduced the management fee to 0.80% on the first $100 million of assets and 0.75% on assets above $100 million. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.30% through April 30, 2011. Additional information pertaining to the December 31, 2009 expense ratios can be found in the financial highlights.
The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.
The Fund’s performance is measured against the Russell Midcap® Growth Index, an unmanaged index which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Expense Examples and Portfolio Composition
(Unaudited)

As a shareholder of the AZL Van Kampen Mid Cap Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs ( in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount or the insurance contract were included, your costs would have been higher.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Van Kampen Mid Cap Growth Fund	$1,000.00	$1,282.70	$6.27	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	7/1/09	12/31/09	7/1/09 - 12/31/09	7/1/09 - 12/31/09
AZL Van Kampen Mid Cap Growth Fund	$1,000.00	$1,019.71	$5.55	1.09%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one half-year period).

3

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Expense Examples and Portfolio Composition, continued
(Unaudited)

The AZL Van Kampen Mid Cap Growth Fund invested, as a percentage of net assets, in the following investments, as of December 31, 2009:

Percent of
Investments	net assets*
Air Freight & Logistics	4.0%
Capital Markets	4.0
Chemicals	4.4
Commercial Services & Supplies	4.9
Computers & Peripherals	1.1
Construction & Engineering	1.4
Construction Materials	2.6
Distributors	3.4
Diversified Consumer Services	3.0
Diversified Financial Services	11.3
Health Care Equipment & Supplies	4.4
Hotels, Restaurants & Leisure	7.6
Household Durables	1.5
Internet & Catalog Retail	4.7
Internet Software & Services	8.8
Life Sciences Tools & Services	4.5
Media	1.0
Multiline Retail	1.0
Oil, Gas & Consumable Fuels	8.2
Personal Products	1.5
Pharmaceuticals	1.3
Research and Consulting Services	3.1
Software	10.1
Wireless Telecommunication Services	0.9
Investment Company	1.4

100.1%

*	Investments are shown as a percentage of net assets, not total investments. As such the total may not equal 100%. For more information about the investments, please see the Schedule of Portfolio Investments.

4

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Schedule of Portfolio Investments
December 31, 2009

		Fair
Shares		Value
Common Stocks (98.7%):
Air Freight & Logistics (4.0%):

108,561	C.H. Robinson Worldwide, Inc.	$6,375,787
225,219	Expeditors International of Washington, Inc.	7,821,856

		14,197,643

Capital Markets (4.0%):

199,604	Calamos Asset Management, Inc., Class A	2,301,434
140,835	Morningstar, Inc.*	6,807,964
96,531	T. Rowe Price Group, Inc.	5,140,276

		14,249,674

Chemicals (4.4%):

149,991	Intrepid Potash, Inc.*	4,375,238
266,577	Nalco Holding Co.	6,800,379
190,757	Rockwood Holdings, Inc.*	4,494,235

		15,669,852

Commercial Services & Supplies (4.9%):

108,576	Corporate Executive Board Co.	2,477,705
402,790	Groupe Aeroplan, Inc.	4,195,087
390,654	Intertek Group plc	7,864,784
163,888	Monster Worldwide, Inc.*	2,851,651

		17,389,227

Computers & Peripherals (1.1%):

401,709	Palm, Inc.*	4,033,158

Construction & Engineering (1.4%):

150,683	Gafisa SA ADR	4,876,102

Construction Materials (2.6%):

81,983	Martin Marietta Materials, Inc.	7,330,100
51,312	Texas Industries, Inc.	1,795,407

		9,125,507

Distributors (3.4%):

2,940,121	Li & Fung, Ltd.	12,100,475

Diversified Consumer Services (3.0%):

74,272	New Oriental Education & Technology Group, Inc. ADR*	5,615,706
23,864	Strayer Education, Inc.	5,070,861

		10,686,567

Diversified Financial Services (11.3%):

84,036	Greenhill & Co., Inc.	6,743,049
52,151	Intercontinental Exchange, Inc.*	5,856,557
312,019	Leucadia National Corp.*	7,422,932
84,672	Moody’s Corp.	2,269,209
320,791	MSCI, Inc., Class A*	10,201,154
464,942	Redecard SA	7,663,421

		40,156,322

Health Care Equipment & Supplies (4.4%):

157,976	Gen-Probe, Inc.*	6,777,170
16,800	Intuitive Surgical, Inc.*	5,095,776
162,545	Ironwood Pharmaceuticals, Inc.(a) (b)	3,575,990

		15,448,936

Hotels, Restaurants & Leisure (7.6%):

189,076	Ctrip.com International, Ltd. ADR*	13,587,001
273,717	Las Vegas Sands Corp.*	4,089,332
156,737	Wynn Resorts, Ltd.	9,126,796

		26,803,129

Household Durables (1.5%):

7,585	NVR, Inc.*	5,390,735

Internet & Catalog Retail (4.7%):

49,536	Netflix, Inc.*	2,731,415
63,665	Priceline.com, Inc.*	13,910,802

		16,642,217

Internet Software & Services (8.8%):

258,633	Akamai Technologies, Inc.*	6,551,174
2,905,000	Alibaba.com, Ltd.	6,677,683
32,649	Baidu, Inc. ADR*	13,426,248
42,217	Equinix, Inc.*	4,481,335

		31,136,440

Life Sciences Tools & Services (4.5%):

271,256	Illumina, Inc.*	8,313,996
109,076	Techne Corp.	7,478,251

		15,792,247

Media (1.0%):

136,791	Discovery Communications, Inc., Class C*	3,627,697

Multiline Retail (1.0%):

40,264	Sears Holdings Corp.*	3,360,031

Oil, Gas & Consumable Fuels (8.2%):

182,838	Covanta Holding Corp.*	3,307,539
107,055	Petrohawk Energy Corp.*	2,568,250
188,821	Range Resources Corp.	9,412,727
274,871	Ultra Petroleum Corp.*	13,705,068

		28,993,584

Personal Products (1.5%):

124,568	Mead Johnson Nutrition Co., Class A	5,443,622

Pharmaceuticals (1.3%):

72,391	Allergan, Inc.	4,561,357

Research and Consulting Services (3.1%):

366,989	Verisk Analytics, Inc., Class A*	11,112,427

Software (10.1%):

187,910	Autodesk, Inc.*	4,774,793
91,669	IHS, Inc., Class A*	5,024,378
99,732	Rovi Corp.*	3,178,459

continued

5

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Schedule of Portfolio Investments, continued
December 31, 2009

		Fair
Shares		Value
Common Stocks, continued
Software, continued

163,685	Salesforce.com, Inc.*	$12,075,042
348,016	Teradata Corp.*	10,938,143

		35,990,815

Wireless Telecommunication Services (0.9%):

45,506	Millicom International Cellular SA	3,356,978

Total Common Stocks (Cost $321,546,605)		350,144,742

Investment Company (1.4%):
4,897,047	Dreyfus Treasury Prime Cash Management, 0.00%(c)	4,897,047

Total Investment Company (Cost $4,897,047)		4,897,047

Total Investment Securities (Cost $326,443,652)(d) — 100.1%		355,041,789
Net other assets (liabilities) — (0.1)%		(195,481)

Net Assets — 100.0%		$354,846,308

Percentages indicated are based on net assets as of December 31, 2009.

*	Non-income producing security.

ADR—American Depository Receipt

plc—Public Liability Company

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investor. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2009, these securities represent 1.0% of the net assets of the Fund.

(b)	Fair valued security. Represents 1.0% of the net assets of the Fund.

(c)	The rate represents the effective yield at December 31, 2009.

(d)	Cost for federal income tax purposes is $329,740,645. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$64,246,972
Unrealized depreciation	(38,945,828)

Net unrealized appreciation	$25,301,144

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investment securities as of December 31, 2009:

Country	Percentage
Brazil	3.5%
Canada	5.0
Cayman Islands	9.2
China	1.9
Hong Kong	3.4
Luxembourg	0.9
United Kingdom	2.2
United States	73.9

100.0%

See accompanying notes to the financial statements.

6

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Statement of Assets and Liabilities
December 31, 2009

AZL Van
Kampen
Mid Cap
Growth
Fund

Assets:
Investment securities, at cost	$326,443,652

Investment securities, at value	$355,041,789
Dividends receivable	126,592
Receivable for capital shares issued	75,730
Prepaid expenses	7,086

Total Assets	355,251,197

Liabilities:
Payable for capital shares redeemed	5,978
Manager fees payable	227,489
Administration fees payable	13,005
Distribution fees payable	74,414
Administrative and compliance services fees payable	8,563
Trustee fees payable	356
Other accrued liabilities	75,084

Total Liabilities	404,889

Net Assets	$354,846,308

Net Assets Consist of:
Capital	$389,611,892
Accumulated net investment income/(loss)	(19,699)
Accumulated net realized gains/(losses) from investment transactions	(63,344,127)
Net unrealized appreciation/(depreciation) on investments	28,598,242

Net Assets	$354,846,308

Shares of beneficial interest (unlimited number of shares authorized, no par value)	32,858,952
Net Asset Value (offering and redemption price per share)	$10.80

See accompanying notes to the financial statements.

7

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Statement of Operations
For the Year Ended December 31, 2009

AZL Van
Kampen
Mid Cap
Growth
Fund

Investment Income:
Dividends	$2,680,768
Foreign withholding tax	(47,353)

Total Investment Income	2,633,415

Expenses:
Manager fees	2,308,108
Administration fees	133,245
Distribution fees	708,863
Custodian fees	24,747
Administrative and compliance services fees	15,028
Trustees’ fees	26,273
Professional fees	43,507
Shareholder reports	58,000
Other expenses	16,521

Total expenses before reductions	3,334,292
Less expenses voluntarily waived/reimbursed by the Manager	(131,518)
Less expenses paid indirectly	(49,624)

Net expenses	3,153,150

Net Investment Income/(Loss)	(519,735)

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities and foreign currency transactions	(4,278,903)
Net realized gains/(losses) on futures transactions	443,295
Change in unrealized appreciation/depreciation on investments	133,599,248

Net Realized/Unrealized Gains/(Losses) on Investments	129,763,640

Change in Net Assets Resulting From Operations	$129,243,905

See accompanying notes to the financial statements.

8

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Statements of Changes in Net Assets

	AZL Van Kampen
	Mid Cap Growth Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008

Change in Net Assets:
Operations:
Net investment income/(loss)	$(519,735)	$(267,416)
Net realized gains/(losses) on investment transactions	(3,835,608)	(56,631,840)
Change in unrealized appreciation/depreciation on investments	133,599,248	(182,494,860)

Change in net assets resulting from operations	129,243,905	(239,394,116)

Dividends to Shareholders:
From net investment income	—	(831,622)
From net realized gains on investments	—	(52,047,429)
From return of capital	—	(361,565)

Change in net assets resulting from dividends to shareholders	—	(53,240,616)

Capital Transactions:
Proceeds from shares issued	59,094,846	90,448,139
Proceeds from dividends reinvested	—	53,240,616
Value of shares redeemed	(63,139,630)	(180,972,953)

Change in net assets resulting from capital transactions	(4,044,784)	(37,284,198)

Change in net assets	125,199,121	(329,918,930)
Net Assets:
Beginning of period	229,647,187	559,566,117

End of period	$354,846,308	$229,647,187

Accumulated net investment income/(loss)	$(19,699)	$(2,324)

Share Transactions:
Shares issued	7,070,544	7,997,859
Dividends reinvested	—	5,287,052
Shares redeemed	(7,758,560)	(15,639,947)

Change in shares	(688,016)	(2,355,036)

See accompanying notes to the financial statements.

9

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Financial Highlights
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Period	$6.85	$15.59	$13.48	$12.75	$10.95

Investment Activities:
Net Investment Income/(Loss)	(0.02)	— (a)	0.03	— (a)	(0.05)
Net Realized and Unrealized Gains/(Losses) on Investments	3.97	(7.01)	2.89	1.14	1.97

Total from Investment Activities	3.95	(7.01)	2.92	1.14	1.92

Dividends to Shareholders From:
Net Investment Income	—	(0.03)	— (a)	—	—
Net Realized Gains	—	(1.69)	(0.81)	(0.41)	(0.12)
Return of Capital	—	(0.01)	—	—	—

Total Dividends	—	(1.73)	(0.81)	(0.41)	(0.12)

Net Asset Value, End of Period	$10.80	$6.85	$15.59	$13.48	$12.75

Total Return(b)	57.66%	(48.52)%	22.19%	9.21%	17.54%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period ($000’s)	$354,846	$229,647	$559,566	$305,006	$228,828
Net Investment Income/(Loss)	(0.18)%	(0.07)%	0.31%	0.04%	(0.63)%
Expenses Before Reductions(c)	1.17%	1.15%	1.18%	1.21%	1.30%
Expenses Net of Reductions	1.11%	1.10%	1.12%	1.16%	1.24%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.13%	1.11%	1.14%	1.18%	1.30%
Portfolio Turnover Rate	39.79%	41.17%	72.41%	70.25%	83.78%

(a)	Amount less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

10

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements
December 31, 2009

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These Notes to the Financial Statements are for the AZL Van Kampen Mid Cap Growth Fund (the “Fund”). The Trust consists of 28 separate investment portfolios (collectively, the “Funds”), each of which is a series of the Trust, as follows:

•	AZL AIM International Equity Fund
•	AZL BlackRock Capital Appreciation Fund
•	AZL Columbia Mid Cap Value Fund
•	AZL Columbia Small Cap Value Fund
•	AZL Davis NY Venture Fund
•	AZL Dreyfus Equity Growth Fund
•	AZL Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund)
•	AZL Enhanced Bond Index Fund
•	AZL Franklin Small Cap Value Fund
•	AZL Franklin Templeton Founding Strategy Plus Fund
•	AZL International Index Fund
•	AZL JPMorgan U.S. Equity Fund
•	AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund)
•	AZL Mid Cap Index Fund
•	AZL Money Market Fund
•	AZL NACM International Growth Fund
•	AZL NFJ International Value Fund
•	AZL OCC Growth Fund
•	AZL OCC Opportunity Fund
•	AZL S&P 500 Index Fund
•	AZL Schroder Emerging Markets Equity Fund
•	AZL Small Cap Stock Index Fund
•	AZL Turner Quantitative Small Cap Growth Fund
•	AZL Van Kampen Equity and Income Fund
•	AZL Van Kampen Global Real Estate Fund
•	AZL Van Kampen Growth and Income Fund
•	AZL Van Kampen International Equity Fund (formerly AZL Van Kampen Global Franchise Fund)
•	AZL Van Kampen Mid Cap Growth Fund

All the Funds in the Trust, except the AZL Van Kampen Global Real Estate Fund are diversified funds under the 1940 Act. The AZL Van Kampen Global Real Estate Fund is a non-diversified fund, which means it may concentrate its investments in the securities of a limited number of issuers.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Management has evaluated events and transactions subsequent to period end through February 24, 2010, the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for

11

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value.

Exchange traded options and futures contracts are valued at the last sales price as of the close of the primary exchange. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Non-exchange traded derivatives, such as certain options and swaps, are generally valued by approved independent pricing services utilizing pricing techniques which take into account factors such as yield, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the New York Stock Exchange. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities.

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other

12

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33-1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, or U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. Collateral is marked to market daily to provide a level of collateral at least equal to the fair value of securities loaned. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. During the year ended December 31, 2009, the Fund had no amounts outstanding related to securities lending.

Commission Recapture

Certain Funds of the Trust participate in a brokerage commission recapture program. The Fund will utilize the recaptured brokerage commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

13

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

Foreign Currency Exchange Contracts

The Fund enters into foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The value of foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The volume of foreign currency exchange contracts will generally be representative of the volume of security trades throughout the reporting period that were denominated in foreign currencies. There were no foreign currency exchange contracts outstanding at period end. During the year ended December 31, 2009, the Fund had limited activity in these transactions.

Futures Contracts

The Fund may enter into futures contracts. The Fund uses futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. There were no futures contracts outstanding at period end. During the year ended December 31, 2009, the Fund had limited activity in these transactions.

Summary of Derivative Instruments

There were no open derivative positions as of December 31, 2009.

The following is a summary of the effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2009:

		Realized	Change in Unrealized
		Gain (Loss)	Appreciation
	Location of Gain (Loss)	on Derivatives	(Depreciation) on
	on Derivatives	Recognized in	Derivatives Recognized
Primary Risk Exposure	Recognized in Income	Income	in Income
Equity Contracts	Net realized gains/(losses) on futures transactions /change in unrealized appreciation/depreciation on investments	$443,295	$—
Foreign Exchange Contracts	Net realized gains/(losses) on securities and foreign currency transactions/change in unrealized appreciation/depreciation on investments	$1,049	$—

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement between the Manager and Van Kampen Asset Management (“VKAM”), VKAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage

14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2011. The annual expense limit of the Fund is 1.30%.

The fees payable to the Manager are based on a tiered structure for various net assets levels as follows: the first $100 million in assets at 0.85%, the next $150 million in assets at 0.80%, the next $250 million in assets at 0.775% and assets above $500 million at 0.75%. The Manager voluntarily reduced the management fees as follows: the first $100 million of assets at 0.80% and assets above $100 million at 0.75%. The Manager reserves the right to stop reducing the management fee at any time after April 30, 2010.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the stated expense limit in effect during the respective year. Any amounts recouped by the Manager during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2009, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets from $0 to $4 billion, 0.04% of daily average net assets from $4 billion to $6 billion, 0.02% of daily average net assets from $6 billion to $8 billion, 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee based on $60,000 for each Fund. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, an annual $10,000 fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee of $85,000 for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2009, $13,711 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $26,000 annual Board retainer and a $6,500 meeting fee for each regular in-person Board meeting and a $2,500 meeting fee for

15

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

each Committee meeting. In addition, Trustees may receive compensation for special meetings and telephonic meetings. Also, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each Trust. During the year ended December 31, 2009, actual Trustee compensation was $654,500 in total for both Trusts.

For the year ended December 31, 2009, the Fund paid approximately $1,723 to affiliated broker/dealers of the Manager or Subadviser on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described in Note 2 above, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the valuation inputs used as of December 31, 2009 in valuing the Fund’s investments based upon the three levels defined above:

	Level 1	Level 2	Level 3	Total
Investment Securities:
Common Stocks — Domestic:+
Air Freight & Logistics	$14,197,643	$—	$—	$14,197,643
Capital Markets	14,249,674	—	—	14,249,674
Chemicals	15,669,852	—	—	15,669,852
Commercial Services & Supplies	5,329,355	—	—	5,329,355
Computers & Peripherals	4,033,158	—	—	4,033,158
Construction Materials	9,125,507	—	—	9,125,507
Diversified Consumer Services	5,070,861	—	—	5,070,861
Diversified Financial Services	32,492,901	—	—	32,492,901
Health Care Equipment & Supplies	11,872,946	—	3,575,990	15,448,936
Hotels, Restaurants & Leisure	13,216,128	—	—	13,216,128
Household Durables	5,390,735	—	—	5,390,735
Internet & Catalog Retail	16,642,218	—	—	16,642,218
Internet Software & Services	11,032,508	—	—	11,032,508
Life Sciences Tools & Services	15,792,247	—	—	15,792,247
Media	3,627,697	—	—	3,627,697
Multiline Retail	3,360,031	—	—	3,360,031
Oil, Gas & Consumable Fuels	15,288,516	—	—	15,288,516
Personal Products	5,443,622	—	—	5,443,622
Pharmaceuticals	4,561,357	—	—	4,561,357
Research and Consulting Services	11,112,427	—	—	11,112,427
Software	35,990,815	—	—	35,990,815
Common Stocks — Foreign(a)+	—	—	—	—
Commercial Services & Supplies	4,195,087	7,864,784	—	12,059,871
Construction & Engineering	4,876,102	—	—	4,876,102
Distributors	—	12,100,475	—	12,100,475

16

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

	Level 1	Level 2	Level 3	Total
Diversified Consumer Services	$5,615,706	$—	$—	$5,615,706
Diversified Financial Services	7,663,421	—	—	7,663,421
Hotels, Restaurants & Leisure	13,587,001	—	—	13,587,001
Internet Software & Services	13,426,249	6,677,683	—	20,103,932
Oil, Gas & Consumable Fuels	13,705,068	—	—	13,705,068
Wireless Telecommunication Services	3,356,978	—	—	3,356,978
Investment Company	4,897,047	—	—	4,897,047

Total Investment Securities	$324,822,857	$26,642,942	$3,575,990	$355,041,789

(a)	Based on the domicile of the security issuer. For aggregate country concentrations, see the accompanying Schedules of Portfolio Investments.

+	For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investment
	Securities	Other Financial
AZL Van Kampen Mid Cap Growth Fund	(Common Stocks)**	Instruments*
Balance as of December 31, 2008	$1,950,540	$—
Realized gain/(loss)	—	—
Change in unrealized appreciation/(depreciation)	1,625,450	—
Net purchases (sales)	—	—
Transfers in (out) of Level 3	—	—

Balance as of December 31, 2009	$3,575,990	$—

Net change in unrealized appreciation/(depreciation) attributable to level 3 investments still held at December 31, 2009	$1,625,450	$—

*	Other financial instruments would include any derivative instruments, such as futures contracts and foreign currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

**	Health Care Equipment & Supplies.

(a)	Based on the domicile of the security issuer.

5. Security Purchases and Sales

For the year ended December 31, 2009, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Van Kampen Mid Cap Growth Fund	$119,307,828	$105,858,709

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Trustees. Not all restricted securities are considered illiquid. At December 31, 2009, the Fund held restricted securities representing 1.0% of net assets all of which have been deemed illiquid. The restricted illiquid securities held as of December 31, 2009 are identified below:

	Acquisition	Acquisition		Fair
Security	Date	Cost	Shares	Value
Ironwood Pharmaceuticals, Inc.	9/11/08	$1,950,540	162,545	$3,575,990

17

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Van Kampen Mid Cap Growth Fund
Notes to the Financial Statements, continued
December 31, 2009

7. Federal Income Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

At December 31, 2009 the Fund had net capital loss carryforwards, as summarized below, to offset future net capital gains, if any, to the extent provided by the Treasury regulations.

	Expires	Expires
	12/31/2016	12/31/2017
AZL Van Kampen Mid Cap Growth Fund	$21,804,263	$38,209,083

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $53,487 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2010.

The tax character of dividends paid to shareholders during the year ended December 31, 2008 were as follows:

		Net
	Ordinary	Long-Term	Return	Total
	Income	Capital Gains	of Capital	Distributions(a)
AZL Van Kampen Mid Cap Growth Fund	$22,499,376	$30,379,675	$361,565	$53,240,616

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Total
	Accumulated		Accumulated
	Capital and	Unrealized	Earnings
	Other Losses	Appreciation(b)	(Deficit)
AZL Van Kampen Mid Cap Growth Fund	$(60,066,833)	$25,301,249	$(34,765,584)

(b)	The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Van Kampen Mid Cap Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
February 24, 2010

19

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Subsequent Event (Unaudited):

On October 19, 2009, Invesco Ltd. announced that it entered into a definitive agreement to acquire the retail asset management business of Morgan Stanley Investment Management Inc. (“Morgan Stanley”). The transaction includes a sale of the part of the asset management business that subadvises the Fund. The transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in mid 2010. Upon closing, all subadvisory agreements between the Manager and VKAM are expected to terminate. It is anticipated that, upon approval of the Trustees, a new subadvisory agreement will be entered into with an affiliate of Morgan Stanley.

20

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Special Joint Meeting of Shareholders (Unaudited)

A special meeting of the Fund’s shareholders was held on October 21, 2009. The results of votes taken among shareholders on the proposals before them are reported below.

Election of Trustees – Allianz Variable Insurance Products Trust (“VIP Trust”)

To elect nine nominees as Trustees of the VIP Trust to serve until a successor is elected and qualified or until such Trustee dies, resigns, retires, or is removed for election as provided in the governing documents of the VIP Trust. The nominees are Peter R. Burnim, Robert DeChellis, Peggy L. Ettestad, Roger Gelfenbien, Jeffrey Kletti, Claire R. Leonardi, Dickson W. Lewis, Peter W. McClean, and Arthur C. Reeds III.

		For	Against	Abstain
Peter R. Burnim	Votes	1,699,682,060.841	72,143,760.739	—
	Percentage of votes entitled to be cast	95.928%	4.072%	0.000%

Robert DeChellis	Votes	1,699,716,871.292	72,108,949.918	—
	Percentage of votes entitled to be cast	95.930%	4.070%	0.000%

Peggy L. Ettestad	Votes	1,702,057,497.328	69,768,323.882	—
	Percentage of votes entitled to be cast	96.062%	3.938%	0.000%

Roger Gelfenbien	Votes	1,696,076,297.506	75,749,523.704	—
	Percentage of votes entitled to be cast	95.725%	4.275%	0.000%

Jeffrey Kletti	Votes	1,702,633,572.413	69,192,248.797	—
	Percentage of votes entitled to be cast	96.095%	3.905%	0.000%

Claire L. Leonardi	Votes	1,701,295,125.361	70,530,695.849	—
	Percentage of votes entitled to be cast	96.019%	3.981%	0.000%

Dickson W. Lewis	Votes	1,700,461,528.227	71,364,292.983	—
	Percentage of votes entitled to be cast	95.972%	4.028%	0.000%

Peter W. McClean	Votes	1,698,582,357.370	73,243,463.840	—
	Percentage of votes entitled to be cast	95.866%	4.134%	0.000%

Arthur C. Reeds, III	Votes	1,696,996,715.997	74,829,105.213	—
	Percentage of votes entitled to be cast	95.777%	4.223%	0.000%

Ratification of Independent Registered Public Accountants Proposal – VIP Trust

To ratify the appointment of KPMG LLP (“KPMG”) as independent registered public accountants for VIP Trust for fiscal year ending December 31, 2009.

		For	Against	Abstain
KPMG	Votes	1,673,935,312.975	32,138,904.132	65,751,604.103
	Percentage of votes entitled to be cast	94.475%	1.814%	3.711%

21

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (”Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement, a Compliance Services Agreement, and a Chief Compliance Officer Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the

23

independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2009. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 22, 2009, and at an “in person” Board of Trustees meeting held October 28, 2009. The Agreements were approved at the Board meeting of October 28, 2009. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2011. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. As the Trust is a manager of managers fund, the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending to the Board of Trustees for selection as a Subadviser.

The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees

24

considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes, for example, performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus Subadvisers’ comparable fund(s), performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held September 9, 2009, the Manager reported that for the three year period ended June 30, 2009, ten Funds were in the top 40%, six were in the middle 20% and nine were in the bottom 40%, and for the one year period ended June 30, 2009, 15 Funds were in the top 40%, five were in the middle 20%, and ten were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2009, seven Funds were in the top 40%, five were in the middle 20%, and six were in the bottom 40%. The Manager also reported on the extent to which subadvisers to under performing Funds have been replaced, and on additional actions being considered to potentially improve and/or maintain the performance of certain Funds. For example, at the Board of Trustees meeting held June 10, 2009, the Board approved a new subadviser for the Eaton Vance Large Cap Value Fund (formerly AZL Van Kampen Comstock Fund), the AZL MFS Investors Trust Fund (formerly AZL Jennison 20/20 Focus Fund), and the AZL S&P 500 Fund and the AZL Small Cap Index Fund. At the same meeting, the Board of Trustees authorized (subject to shareholder approval) various Fund combinations which were deemed to be in the best interests of Fund shareholders. The Board of Trustees did not consider the investment performance of new Funds established in 2009, because of the absence of a meaningful time period to evaluate such performance. At the Board of Trustees meeting held October 22, 2009, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 25 Funds reviewed by the Board of Trustees in the fall of 2009, 19 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2009 for the 25 Funds was as follows: (1) ten of the Funds had total expense rankings at or below the 50th percentile; (2) eight of the Funds were between the 50th and 65th percentiles; (3) for two of the Funds with an expense rank above the 65th percentile (the AZL Van Kampen International Equity Fund and the AZL International Growth Fund), the Manager has reduced its fees so such Funds are expected by the Manager to be below the 65th percentile in 2010; (4) for four Funds with an expense rank above the 65th percentile, the Manager expects such Funds to be below the 65th percentile in 2010 because of greater Fund assets; (5) for one Fund with an expense rank above the 65th percentile, the Manager reported that the peer group included funds with both a domestic and global mandate, and that if only funds with a global mandate were included, the Fund would be in the 62nd percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2006 through June 30, 2009. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of fall-out benefits to the Manager, and were advised by it that there were no such benefits. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the

25

services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers which are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. The Trustees were also provided with certain information on profitability for Subadvisers which are affiliated with the Manager. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2009 were approximately $5.1 billion, and that no single non-money market Fund had assets in excess of $252 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

26

Information about the Board of Trustees and Officers (Unaudited)

Overall responsibility for the management of the Trust rests with its Board of Trustees (“Trustees”), which is elected by Shareholders of the Trust. The Trustees elect the officers of the Trust to supervise its day-to-day operations. The information regarding the Trustees and Officers is set for below:

Non-Interested Trustees(1)

				Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Peter R. Burnim, Age 62 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director iQ Venture Partners, Inc.; EVP Northstar Companies 2002-2005; Senior Officer Citibank and Citicorp for over 25 years; Sterling Centrecorp, Inc. Board; Highland Financial Holdings Boards.	35	HFH Fund Boards, Argus International Life Boards
Peggy L. Ettestad, Age 52 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Managing Director, Red Canoe Management Consulting LLC, Senior Managing Director, Residential Capital LLC 2003-2008; Chief Operations Officer, Transamerica Reinsurance 2002-2003.	35	None
Roger Gelfenbien, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture from 1983 to August 1999.	35	Phoenix Companies, Edge Series Mutual Funds (32 Funds)
Dickson W. Lewis, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Manager, Canada – Lifetouch National School Studios, 2006 to present. Vice President/General Manager of Jostens, Inc., a manufacturer of school products, 2001 to 2006; Senior Vice President of Fortis Group, a Life insurance and Securities company, 1997 to 2001; Consultant to Hartford Insurance Co., 2001.	35	Board of Education, Orono, MN
Claire R. Leonardi, Age 54 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	General Partner of Fairview Capital, L.P., a venture capital fund-of-funds, 9/94 to present.	35	University of CT Health Center, Adirondack North Country Association, Natural History Museum of the Adirondacks
Arthur C. Reeds III, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired Senior Investment Officer, Hartford Foundation for Public Giving from September 2000 to January, 2003; Chairman, Chief Executive and President of Conning Corp., a money manager, from September 1999 to March 2000; Investment Consultant from 1997 to September 1999.	35	Connecticut Water Service, Inc.
Peter W. McClean, Age 65 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, a market risk information company, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., April 1996 to August 2001.	35	Cyrus Reinsurrance, PNMAC Mortgage Opportunity Fund LLC, Energy Capital, LLC Advisory Board, Family Health International

27

Interested Trustees(3)

Number of
	Positions			Portfolios
	Held with			Overseen for	Other
	Allianz	Term of		Allianz	Directorships
	VIP and VIP	Office(2)/Length	Principal Occupation(s)	VIP and VIP	Held Outside the
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years	FOF Trust	Fund Complex
Jeffrey Kletti, Age 43 5701 Golden Hills Drive Minneapolis, MN 55416	Chairman of the Board and President	Since 2/04	President, Allianz Investment Management, LLC, 2005 to present; formerly Senior Vice President, 2000 to 2005.	35	None
Robert DeChellis, Age 42 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President, Allianz Life Financial Services, LLC, March 2007 to present, formerly Senior Vice President of Marketing and product Innovation July 2006 to March 2007; Executive Vice President, Travelers Life from October 2004 to December 2005; Executive Vice President, Jackson National Life Distributors, Inc. from August 2002 to October 2004.	35	None

Officers

Positions
Held with
	Allianz	Term of
	VIP and VIP	Office(2)/Length	Principal Occupation(s)
Name, Address, and Age	FOF Trust	of Time Served	During the Past 5 Years
Michael Radmer, Age 64 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Gregory R. Seward, Age 53 Citi Fund Services, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 10/09	Director of Financial Adminstration, Citi Fund Services (since May 2009) Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments (2004-2009); and formerly, Vice President, JPMorgan Chase (2000-2004).
Stephen G. Simon, Age 41 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 11/06	Chief Compliance Officer, Allianz Investment Management LLC, July 2004 to present; President, Simon Compliance Consulting Ltd., May 2004 to July 2004; Compliance Counsel, Advantus Capital Management, Inc., January 2002 to May 2004.
Brian Muench, Age 39 5701 Golden Hills Drive Minneapolis, MN 55416	Vice President	Since 2/06	Vice President, Allianz Investment Management LLC from December 2005 to present; Assistant Vice President, Investments, Allianz Life from February 2002 to November 2005.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-624-0197.

28

Allianz Funds

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1209 2/10

Item 2. Code of Ethics.
(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.
(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.
Item 3. Audit Committee Financial Expert.
3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is Arthur C. Reeds III, who is “independent” for purposes of this Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.

	2009	2008
(a) Audit Fees	$342,160	$415,480

(b) Audit-Related Fees	$26,500	$9,500
The fees for 2008 relate to the consent issuance in two Form N-14 filings and the review of the annual registration statement filed with the Securities and Exchange Commission (“SEC”).

The fees for 2009 relate to the consent issuance in ten Form N-14 filings, the review of the annual registration statement filed with the SEC and an Irish Letter.

	2009	2008
(c) Tax Fees	$87,695	$79,260
Tax fees for both years related to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

	2009	2008
All Other Fees	$0	$0
4(e)(1)
The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.
4(e)(2)
During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
4(f)
     Not applicable
4(g)

	2009	2008
	$114,195	$88,760
4(h)
     Not applicable
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments.
(a) The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.
(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.
(a)(3) Not applicable.
(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Allianz Variable Insurance Products Trust

By (Signature and Title)*	/s/ Jeffrey Kletti

Jeffrey Kletti, President
Date  March 4, 2010
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jeffrey Kletti

Jeffrey Kletti, President
Date  March 4, 2010

By (Signature and Title)*	/s/ Gregory R. Seward

Gregory R. Seward, Treasurer
Date  March 4, 2010

*	Print the name and title of each signing officer under his or her signature.